                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number:      811-4978
                                                      --------------------

                             Columbia Funds Trust XI
       ------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                One Financial Center, Boston, Massachusetts      02111
       ------------------------------------------------------------------
               (Address of principal executive offices)        (Zip code)

                            Vincent Pietropaolo, Esq.
                         Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
       ------------------------------------------------------------------
                   (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-772-3698
                                                   --------------------

Date of fiscal year end:   09/30/05
                          --------------------------

Date of reporting period:  03/31/05
                          -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                Columbia Dividend
                                   Income Fund
                                SEMIANNUAL REPORT
                                 MARCH 31, 2005

[photo of woman reading]

TABLE OF CONTENTS

FUND PROFILE .................................   1

PERFORMANCE INFORMATION ......................   2

UNDERSTANDING YOUR EXPENSES ..................   3

ECONOMIC UPDATE ..............................   4

PORTFOLIO MANAGERS' REPORT ...................   5

INVESTMENT PORTFOLIO .........................   7

STATEMENT OF ASSETS AND LIABILITIES ..........  12

STATEMENT OF OPERATIONS ......................  13

STATEMENT OF CHANGES IN NET ASSETS ...........  14

NOTES TO FINANCIAL STATEMENTS ................  16

FINANCIAL HIGHLIGHTS .........................  22

BOARD CONSIDERATION AND
   APPROVAL OF INVESTMENT
   ADVISORY AGREEMENT ........................  28

COLUMBIA FUNDS ...............................  31

IMPORTANT INFORMATION
   ABOUT THIS REPORT .........................  33


PRESIDENT'S MESSAGE
--------------------------------------------------------------------------------
                                                   COLUMBIA DIVIDEND INCOME FUND

[photo of Christopher Wilson]

DEAR SHAREHOLDER:

In 2004, Columbia Funds became part of the Bank of America family, one of the largest, most respected financial institutions in the United States. As a direct result of this merger, a number of changes are in the works that we believe may offer significant benefits for our shareholders. Plans are underway to combine various Nations Funds and Columbia Funds together to form a single fund family that covers a wide range of markets, sectors and asset classes under the management of talented, seasoned investment professionals. As a result, some funds will be merged in order to eliminate redundancies and fund management teams will be aligned to help maximize performance potential. You will receive more detailed information about these proposed mergers, and you will be asked to vote on certain fund changes that may affect you and your account. In this matter, your timely response will help us to implement the changes in 2005.

The increased efficiencies we expect from a more streamlined offering of funds may help us reduce fees charged to the funds, because larger funds often benefit from size and scale of operations. For example, significant savings for the combined complex may result from the consolidation of certain vendor agreements. In fact, we recently announced plans to consolidate the transfer agency of all of our funds and consolidate custodial services, each under a single vendor. We have also reduced management fees for many funds as part of our settlement agreement (See Note 8 in the Notes to Financial Statements) with the New York Attorney General.

As a result of these changes, we believe we will offer shareholders an even stronger lineup of investment options, with management expenses that continue to be competitive and fair. What will not change as we enter this next phase of consolidation is our commitment to the highest standards of performance and our dedication to superior service. Change for the better has another name: it's called improvement. It helps move us forward, and we believe that it represents progress for all our shareholders in their quest for long-term financial success. In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund's manager or managers on key factors that influenced performance. We hope that you will read the manager reports carefully and discuss any questions you might have with your financial advisor. As always, we thank you for choosing Columbia Funds. We appreciate your continued confidence. And, we look forward to helping you keep your long-term financial goals on target in the years to come.

Sincerely,

/s/ Christopher Wilson

Christopher Wilson
Head of Mutual Funds, Columbia Management

Christopher Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Management's liaison to the mutual fund boards of trustees. Chris joined Bank of America in August 2004.

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

----------------
NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GURANTEE
----------------

SUMMARY

o FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2005, THE FUND'S CLASS A SHARES RETURNED 8.92% WITHOUT SALES CHARGE.

o THE FUND'S RETURN WAS LOWER THAN ITS BENCHMARK, THE RUSSELL 1000 VALUE INDEX, BUT HIGHER THAN THE AVERAGE RETURN OF ITS PEER GROUP, THE LIPPER EQUITY INCOME FUNDS CATEGORY.

o THE FUND'S STRONGEST GAINS CAME AMONG CONSUMER STAPLES STOCKS AS THE FUND SHIFTED AWAY FROM CYCLICAL AREAS.

                     CLASS A SHARES        RUSSELL 1000 VALUE INDEX
                          8.92%                     10.48%


                                   OBJECTIVE
                 Seeks current income and capital appreciation

                                TOTAL NET ASSETS
                                 $392.5 million

MANAGEMENT STYLE

EQUITY STYLE = VALUE
SIZE = LARGE

FUND PROFILE
--------------------------------------------------------------------------------
                                                   COLUMBIA DIVIDEND INCOME FUND


The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

TOP 10 HOLDINGS AS OF 03/31/05 (%)
-------------------------------------
   GENERAL ELECTRIC             4.8
-------------------------------------
   EXXON MOBIL                  4.3
-------------------------------------
   CITIGROUP                    2.6
-------------------------------------
   ALTRIA GROUP                 2.3
-------------------------------------
   GLAXOSMITHKLINE              2.1
-------------------------------------
   LINCOLN NATIONAL             1.9
-------------------------------------
   JP MORGAN CHASE              1.8
-------------------------------------
   BP                           1.8
-------------------------------------
   US BANCORP                   1.8
-------------------------------------
   VERIZON COMMUNICATIONS       1.8
-------------------------------------

SECTORS AS OF 03/31/05 (%)
-------------------------------------
   FINANCIALS                  29.8
-------------------------------------
   INDUSTRIALS                 14.2
-------------------------------------
   ENERGY                      11.3
-------------------------------------
   CONSUMER STAPLES            10.4
-------------------------------------
   HEALTH CARE                  8.4
-------------------------------------
   TELECOMMUNICATION SERVICES   6.0
-------------------------------------
   CONSUMER DISCRETIONARY       5.7
-------------------------------------
   UTILITIES                    5.1
-------------------------------------
   MATERIALS                    4.8
-------------------------------------
   INFORMATION TECHNOLOGY       4.3
-------------------------------------

Portfolio holdings are calculated as a percentage of net assets. Sector breakdown is calculated as a percentage of total investments excluding short-term investments.

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
                                                   COLUMBIA DIVIDEND INCOME FUND

PERFORMANCE OF A $10,000 INVESTMENT
03/04/98 - 03/31/05 ($)
--------------------------------------
   SALES CHARGE: WITHOUT       WITH
--------------------------------------
   CLASS A       14,995       14,133
--------------------------------------
   CLASS B       14,315       14,315
--------------------------------------
   CLASS C       14,303       14,303
--------------------------------------
   CLASS G       14,304       14,304
--------------------------------------
   CLASS T       14,972       14,111
--------------------------------------
   CLASS Z       15,452         N/A
--------------------------------------

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

[LINE CHART DATA]:
VALUE OF A $10,000 INVESTMENT 03/04/98 - 03/31/05
            CLASS A SHARES        CLASS A SHARES          RUSSELL 1000
      WITHOUT SALES CHARGE     WITH SALES CHARGE           VALUE INDEX
03/1998             $ 9,425              $10,000               $10,000
                      9,642               10,230                10,565
                      9,585               10,170                10,636
                      9,199                9,760                10,478
                      9,081                9,635                10,612
                      8,883                9,425                10,426
                      7,412                7,864                 8,874
                      8,063                8,555                 9,384
                      9,071                9,625                10,111
                      9,269                9,835                10,582
                      9,672               10,262                10,942
                      9,710               10,302                11,030
                      9,492               10,072                10,874
                      9,885               10,489                11,099
                     10,698               11,351                12,136
                     10,774               11,431                12,002
                     11,021               11,693                12,350
                     10,604               11,251                11,988
                     10,141               10,759                11,544
                      9,516               10,097                11,141
                      9,365                9,936                11,783
                      9,317                9,885                11,691
                      9,676               10,266                11,747
                      9,308                9,876                11,364
                      9,146                9,704                10,519
                     10,450               11,088                11,803
                     10,548               11,191                11,666
                     10,753               11,409                11,788
                     10,335               10,965                11,250
                     10,216               10,839                11,390
                     10,801               11,460                12,024
                     10,821               11,481                12,134
                     11,341               12,033                12,433
                     10,994               11,665                11,971
                     11,828               12,549                12,571
                     12,859               13,644                12,619
                     12,467               13,227                12,268
                     12,117               12,856                11,835
                     12,891               13,677                12,415
                     13,060               13,856                12,694
                     12,785               13,565                12,413
                     12,752               13,530                12,386
                     12,067               12,804                11,890
                     10,923               11,590                11,053
                     11,249               11,935                10,958
                     12,225               12,971                11,594
                     12,775               13,555                11,868
                     12,379               13,135                11,777
                     12,403               13,160                11,795
                     12,947               13,737                12,353
                     12,726               13,502                11,930
                     12,552               13,317                11,989
                     11,468               12,168                11,301
                     10,444               11,081                10,250
                     10,573               11,218                10,328
                      9,198                9,759                 9,180
                      9,956               10,564                 9,860
                     10,590               11,237                10,481
                     10,140               10,759                10,026
                      9,848               10,449                 9,783
                      9,311                9,879                 9,522
                      9,313                9,882                 9,538
                     10,005               10,616                10,378
                     10,791               11,449                11,048
                     11,027               11,700                11,186
                     10,944               11,612                11,353
                     11,098               11,775                11,530
                     10,943               11,611                11,417
                     11,345               12,037                12,116
                     11,428               12,125                12,281
                     12,279               13,028                13,037
                     12,422               13,179                13,266
                     12,695               13,469                13,550
                     12,614               13,383                13,431
                     12,375               13,130                13,103
                     12,399               13,155                13,237
                     12,679               13,453                13,549
                     12,571               13,338                13,358
                     12,775               13,554                13,548
                     12,979               13,771                13,758
                     13,075               13,873                13,986
                     13,652               14,485                14,694
                     14,068               14,927                15,186
                     13,852               14,697                14,916
                     14,346               15,221                15,410
03/2005              14,133               14,995                15,197


The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from March 4, 1998.

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/05 (%)

-------------------------------------------------------------------------------------------------------------------
   SHARE CLASS                A                B               C               G                T              Z
-------------------------------------------------------------------------------------------------------------------
   INCEPTION              11/25/02         11/25/02        11/25/02        03/04/98         03/04/98       03/04/98
-------------------------------------------------------------------------------------------------------------------
   SALES CHARGE        WITHOUT WITH     WITHOUT WITH    WITHOUT WITH    WITHOUT WITH     WITHOUT WITH       WITHOUT
-------------------------------------------------------------------------------------------------------------------
   6-MONTH (CUMULATIVE)  8.92   2.65      8.50   3.50     8.51   7.51     8.54   3.54      8.89  2.62        9.05
-------------------------------------------------------------------------------------------------------------------
   1-YEAR               12.07   5.67     11.29   6.29    11.30  10.30    11.36   6.36     12.02  5.62       12.35
-------------------------------------------------------------------------------------------------------------------
   5-YEAR                6.22   4.97      5.40   5.07     5.38   5.38     5.38   4.89      6.19  4.94        6.65
-------------------------------------------------------------------------------------------------------------------
   LIFE                  5.89   5.01      5.20   5.20     5.19   5.19     5.19   5.19      5.87  4.99        6.34
-------------------------------------------------------------------------------------------------------------------

The "with sales charge" returns include the maximum initial sales charge of 5.75% for class A and T shares, maximum contingent deferred sales charge of 5.00% for class B and G shares and 1.00% for class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower. All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, class B and class C are newer classes of shares. Their performance information includes returns of the fund's class T shares (for class A) and class G shares (for class B and class C) for periods prior to their inception. The returns shown for class T and G shares include the returns of Retail A shares (for class T) and Retail B shares (for class G) of the Galaxy fund for periods prior to November 25, 2002, the date on which class A, B and C shares were initially offered by the fund and the date the Galaxy fund merged into the existing fund. The returns have not been restated to reflect any differences in expenses between the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. Retail A shares and Retail B shares of the Galaxy fund were initially offered on March 4, 1998. The returns for class Z shares include returns of Trust shares of the Galaxy fund for periods prior to November 25, 2002, the date on which class Z shares were initially offered by the fund. Trust shares were initially offered by the Galaxy fund on March 4, 1998.

UNDERSTANDING YOUR EXPENSES
--------------------------------------------------------------------------------
                                                   COLUMBIA DIVIDEND INCOME FUND

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
     WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

10/01/04 - 03/31/05
--------------------------------------------------------------------------------------------------------------------------
               ACCOUNT VALUE AT THE         ACCOUNT VALUE AT THE            EXPENSES PAID              FUND'S ANNUALIZED
           BEGINNING OF THE PERIOD ($)     END OF THE PERIOD ($)        DURING THE PERIOD ($)          EXPENSE RATIO (%)
--------------------------------------------------------------------------------------------------------------------------
              ACTUAL    HYPOTHETICAL       ACTUAL    HYPOTHETICAL        ACTUAL    HYPOTHETICAL
--------------------------------------------------------------------------------------------------------------------------
 CLASS A     1,000.00     1,000.00        1,089.20     1,019.70           5.47         5.29                   1.05
--------------------------------------------------------------------------------------------------------------------------
 CLASS B     1,000.00     1,000.00        1,085.02     1,015.96           9.36         9.05                   1.80
--------------------------------------------------------------------------------------------------------------------------
 CLASS C     1,000.00     1,000.00        1,085.12     1,015.96           9.36         9.05                   1.80
--------------------------------------------------------------------------------------------------------------------------
 CLASS G     1,000.00     1,000.00        1,085.37     1,016.21           9.10         8.80                   1.75
--------------------------------------------------------------------------------------------------------------------------
 CLASS T     1,000.00     1,000.00        1,088.96     1,019.45           5.73         5.54                   1.10
--------------------------------------------------------------------------------------------------------------------------
 CLASS Z     1,000.00     1,000.00        1,090.55     1,020.94           4.17         4.03                   0.80
--------------------------------------------------------------------------------------------------------------------------

Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced. It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

SUMMARY
FOR THE 6-MONTH PERIOD
ENDED MARCH 31, 2005

o BUOYED BY A MARKET RALLY IN THE FIRST HALF OF THE PERIOD, THE S&P 500 INDEX RETURNED 6.88%. SMALL-CAP STOCKS DID EVEN BETTER, AS MEASURED BY THE RUSSELL 2000 INDEX.

                        S&P 500 INDEX     RUSSELL 2000 INDEX
                            6.88%                8.00%

o DESPITE RISING INTEREST RATES, BONDS DELIVERED MODEST GAINS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX RETURNED 0.47%. HIGH-YIELD BONDS LED THE FIXED INCOME MARKETS. THE MERRILL LYNCH US HIGH YIELD, CASH PAY INDEX RETURNED 2.96%.

                        LEHMAN INDEX      MERRILL LYNCH INDEX
                            0.47%                2.96%

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest US companies based on market capitalization.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, paydowns and total return performance of fixed-rate, publicly placed, dollar-denominated, non-convertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment grade corporate bonds.



ECONOMIC UPDATE
--------------------------------------------------------------------------------
                                                   COLUMBIA DIVIDEND INCOME FUND


During the six-month period that began October 1, 2004, and ended March 31, 2005, the US economy grew at a healthy pace as household and business spending expanded. Fourth quarter gross domestic product (GDP) growth was originally estimated at 3.1%. However, it was revised to 3.8% once it was discovered that the trade gap appeared to have been overstated. In fact, nearly all sectors that contribute to US GDP were revised higher. First quarter GDP was reported at 3.1%
- lower than most economists expected it to be, but still slightly above the economy's long-term growth rate of 3.0%.

Job growth dominated US economic news as the pace of new job creation picked up and more than two million jobs were created in 2004. In 2005 both January and March job additions came in somewhat below expectations, putting an end to the rise in consumer confidence readings. Yet, consumers overall remained significantly more optimistic about the prospects for the economy and about their own employment than they were a year ago.

STOCKS PICK UP, THEN LOSE MOMENTUM

Stock market performance picked up as employment news improved in 2004 and uncertainty surrounding the US presidential election was resolved. But investors turned cautious early in 2005 at the possibility of higher interest rates, higher inflation, sharply higher energy prices and subdued corporate profit growth and the stock market lost momentum. Nevertheless, the stock market delivered solid gains for the period. The S&P 500 Index returned 6.88%. Small-cap stocks did better than large-cap stocks, as measured by the Russell 2000 Index, which gained 8.00% over the same period. Energy and utility stocks were the period's strongest performers.

BOND RETURNS SLIDE LATE IN THE PERIOD

In the first half of the period, the US bond market was on track to deliver solid returns. Bond investors responded favorably to short-term interest rate hikes by the Federal Reserve Board (the Fed) because they indicated that the Fed was on top of inflation. Yields on intermediate and long-term bonds edged lower--and prices rose. However, halfway through the period, investors were unsettled by Fed Chairman Greenspan's comments that the movement of short and long-term rates in opposite directions represented a conundrum for the markets, and bonds reversed course in the last six weeks of the period. The Lehman Brothers Aggregate Bond Index returned 0.47% for the period. Municipal bonds outperformed taxable bonds, Treasury bonds outperformed corporate bonds and high-yield bonds led the fixed income markets. The Merrill Lynch US High Yield, Cash Pay Index returned 2.96%.

HIGHER SHORT-TERM INTEREST RATES

The Fed made good on its announced intentions to raise the federal funds rate, a key short-term rate, in an effort to balance economic growth against inflationary pressures. After four one-quarter percentage point increases during this reporting period, the federal funds rate stood at 2.75%.1 Last year the Fed indicated that it would continue to raise short-term interest rates at a measured pace. However, in its March meeting, the Fed hinted at the possibility of a more aggressive pace in months to come.


1    On May 3, 2005, the federal funds rate was raised to 3.0%.

NET ASSET VALUE PER SHARE
AS OF 03/31/05 ($)
------------------------------------------
   CLASS A                     11.67
------------------------------------------
   CLASS B                     11.44
------------------------------------------
   CLASS C                     11.43
------------------------------------------
   CLASS G                     11.43
------------------------------------------
   CLASS T                     11.67
------------------------------------------
   CLASS Z                     11.67
------------------------------------------

DISTRIBUTIONS DECLARED PER SHARE
AS OF 10/01/04 - 03/31/05 ($)
------------------------------------------
   CLASS A                     0.09
------------------------------------------
   CLASS B                     0.05
------------------------------------------
   CLASS C                     0.05
------------------------------------------
   CLASS G                     0.05
------------------------------------------
   CLASS T                     0.09
------------------------------------------
   CLASS Z                     0.11
------------------------------------------

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 03/31/05 (%)
------------------------------------------
   ALTRIA GROUP                 2.3
------------------------------------------
   UST                          0.4
------------------------------------------
   REYNOLDS AMERICAN            0.7
------------------------------------------
   J. C. PENNEY                 1.6
------------------------------------------
   TXU                          1.6
------------------------------------------
   PUBLIC SERVICE
     ENTERPRISE GROUP           1.3
------------------------------------------
   VERIZON                      1.8
------------------------------------------
   SBC COMMUNICATIONS           1.5
------------------------------------------
   BELLSOUTH                    1.5
------------------------------------------
   JPMORGAN CHASE               1.8
------------------------------------------
   FREDDIE MAC                  1.0
------------------------------------------
   NATIONAL CITY                1.3
------------------------------------------
   CHUBB                        1.1
------------------------------------------

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.



PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------
                                                   COLUMBIA DIVIDEND INCOME FUND


For the six-month period ended March 31, 2005, class A shares of Columbia Dividend Income Fund returned 8.92% without sales charge. The fund's performance was lower than its benchmark, the Russell 1000 Value Index, which returned 10.48% for the same period. However, the fund exceeded the 8.34% average return of its peer group, the Lipper Equity Income Funds Category.1

Sector results were positive overall, with telecommunications the lone exception. Consumer staple stocks helped the fund generate strong gains. The fund's performance shortfall relative to its benchmark can be attributed, in part, to the fund's lighter exposure to energy and materials stocks. Weak performance from telecommunications and financial holdings also hurt performance.

A SWING TO LESS CYCLICAL SECTORS

After months of vigorous returns, equity markets closed the period on a down note. Initially, the US economy seemed to be gathering steam while global demand for energy and raw materials boosted stocks of the companies that produce them. We made cuts in the weightings of economically sensitive areas last fall when prices outran our expectations. Those moves turned out to be premature, as energy and materials stocks rose further. But commodity prices soon sagged, with stocks of producers following them down.

By the end of the period we held a significantly overweight position in consumer staples companies. Shares of Altria Group, parent of Kraft Foods and Philip Morris; UST; and Reynolds American all rose sharply as litigation burdens began to lighten and investors reassessed potential. R.J. Reynolds' merger with British American Tobacco brought substantial economies and we believe that Altria Group may soon restructure its business.

We remained underweight in consumer discretionary stocks because over-extended households seem unlikely to sustain torrid spending levels. One stock that we held in this area, J.C. Penney, staged a turnaround by focusing on its core department store business and was up for the period. We sold General Motors at a slight loss just ahead of its steep decline.

A broad electric utility industry turnaround boosted TXU and Public Service Enterprise Group, helping the fund better the index's results in this sector. We found attractive values among health care stocks and built up the fund's weighting to twice that of the index, a strategy that had only slight impact during the period.

Regional wireline operators Verizon, SBC, and BellSouth all declined. However, we continue to hold these companies due to high rates of free cash flow and attractive dividends. All three have strong-performing wireless units. Free cash flow, or the amount of net cash a company generates, includes earnings, depreciation and balance sheet changes,

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

--------------------------------------------------------------------------------
                                                   COLUMBIA DIVIDEND INCOME FUND


Sidebar text: We have shifted emphasis from cyclical sectors to areas that may be less vulnerable to an economic slowdown, such as pharmaceuticals.



minus capital expenditures, is one of the primary criteria in our stock selection process.

In financials, we sold insurance and investment giant Marsh & McLennan an insurance broker following fraud allegations. JPMorgan Chase, Freddie Mac and National City also suffered declines. We limited exposure to the banking sector as rising interest rates may squeeze margins. Our sale last year of American International Group and purchase of Chubb aided performance.

CONDITIONS MAY FAVOR DIVIDEND STOCKS IN THE MONTHS AHEAD

Dividend-paying companies have historically tended to be more stable during periods of economic uncertainty. In addition, many fund holdings have boosted dividends while payout ratios, the portion of earnings delivered to shareholders in the form of dividends, remain low. Many also have ample stores of cash on hand, suggesting possible further dividend enhancements.

We have shifted emphasis from cyclical sectors to areas that may be less vulnerable to an economic slowdown, such as pharmaceuticals. That swing reflects our view that the economy is cooling, an environment that may favor the kind of quality issues in which we invest. We will continue to seek out companies that have sufficient flows of free cash to reward shareholders with greater dividends.

[photo of Scott Davis]

Scott Davis has co-managed Columbia Dividend Income Fund since November 2001 and has been with the advisor or its predecessors or affiliate organizations since 1985.

/s/ Scott Davis

[photo of Richard Dahlberg]

Richard Dahlberg, CFA, has co-managed the fund since October 2003 and has been with the advisor or its predecessors or affiliate organizations since September 2003.

/s/ Richard Dahlberg


Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
MARCH 31, 2005 (UNAUDITED)                         COLUMBIA DIVIDEND INCOME FUND

COMMON STOCKS - 92.5%
CONSUMER DISCRETIONARY - 4.9%
                                                                                                           SHARES     VALUE ($)
------------------------------------------        -----------------------------------------------------------------------------
      HOTELS, RESTAURANTS & LEISURE - 1.5%        Harrah's Entertainment, Inc.                             30,000     1,937,400
                                                  McDonald's Corp.                                        128,000     3,985,920
                                                                              Hotels, Restaurants & Leisure Total     5,923,320
                                                  -----------------------------------------------------------------------------
                              MEDIA - 0.6%        McGraw-Hill Companies, Inc.                              26,000     2,268,500
                                                                                                      Media Total     2,268,500
                                                  -----------------------------------------------------------------------------
                   MULTILINE RETAIL - 1.6%        J.C. Penney Co., Inc.                                   122,000     6,334,240
                                                                                           Multiline Retail Total     6,334,240
                                                  -----------------------------------------------------------------------------
                   SPECIALTY RETAIL - 1.2%        Limited Brands                                          128,000     3,110,400
                                                  TJX Companies, Inc.                                      64,000     1,576,320
                                                                                           Specialty Retail Total     4,686,720
                                                                                                                     ----------
                                                                                     CONSUMER DISCRETIONARY TOTAL    19,212,780
CONSUMER STAPLES - 9.8%
------------------------------------------        -----------------------------------------------------------------------------
                          BEVERAGES - 2.5%        Diageo PLC, ADR                                         116,000     6,600,400
                                                  PepsiCo, Inc.                                            64,000     3,393,920
                                                                                                  Beverages Total     9,994,320
                                                  -----------------------------------------------------------------------------
                      FOOD PRODUCTS - 0.8%        ConAgra Foods, Inc.                                     110,000     2,972,200
                                                                                              Food Products Total     2,972,200
                                                  -----------------------------------------------------------------------------
                 HOUSEHOLD PRODUCTS - 2.3%        Clorox Co.                                               62,000     3,905,380
                                                  Kimberly-Clark Corp.                                     80,000     5,258,400
                                                                                         Household Products Total     9,163,780
                                                  -----------------------------------------------------------------------------
                  PERSONAL PRODUCTS - 0.8%        Gillette Co.                                             60,000     3,028,800
                                                                                          Personal Products Total     3,028,800
                                                  -----------------------------------------------------------------------------
                            TOBACCO - 3.4%        Altria Group, Inc.                                      140,000     9,154,600
                                                  Reynolds American, Inc.                                  32,000     2,578,880
                                                  UST, Inc.                                                34,000     1,757,800
                                                                                                    Tobacco Total    13,491,280
                                                                                                                     ----------
                                                                                           CONSUMER STAPLES TOTAL    38,650,380
ENERGY - 10.6%
------------------------------------------        -----------------------------------------------------------------------------
        ENERGY EQUIPMENT & SERVICES - 0.4%        Halliburton Co.                                          40,000     1,730,000
                                                                                Energy Equipment & Services Total     1,730,000
                                                  -----------------------------------------------------------------------------
                         OIL & GAS - 10.2%        BP PLC, ADR                                             114,000     7,113,600
                                                  ChevronTexaco Corp.                                     100,000     5,831,000
                                                  ConocoPhillips                                           27,000     2,911,680
                                                  Exxon Mobil Corp.                                       280,000    16,688,000
                                                  Kinder Morgan, Inc.                                      54,000     4,087,800
                                                  Royal Dutch Petroleum Co., N.Y. Registered Shares        56,000     3,362,240
                                                                                                  Oil & Gas Total    39,994,320
                                                                                                                     ----------
                                                                                                     ENERGY TOTAL    41,724,320


                                 See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
MARCH 31, 2005 (UNAUDITED)                         COLUMBIA DIVIDEND INCOME FUND
COMMON STOCKS - (CONTINUED)
FINANCIALS - 27.4%
                                                                                                           SHARES     VALUE ($)
------------------------------------------        -----------------------------------------------------------------------------
                    CAPITAL MARKETS - 3.4%        Bank of New York Co., Inc.                              102,000     2,963,100
                                                  Eaton Vance Corp.                                        60,000     1,406,400
                                                  Federated Investors, Inc., Class B                      164,000     4,642,840
                                                  Morgan Stanley                                           74,000     4,236,500
                                                                                            Capital Markets Total    13,248,840
                                                  -----------------------------------------------------------------------------
                   COMMERCIAL BANKS - 6.3%        National City Corp.                                     150,000     5,025,000
                                                  PNC Financial Services Group, Inc.                       32,000     1,647,360
                                                  U.S. Bancorp                                            245,000     7,060,900
                                                  Wachovia Corp.                                          112,000     5,701,920
                                                  Wells Fargo & Co.                                        90,000     5,382,000
                                                                                           Commercial Banks Total    24,817,180
                                                  -----------------------------------------------------------------------------
                   CONSUMER FINANCE - 0.8%        MBNA Corp.                                              124,000     3,044,200
                                                                                           Consumer Finance Total     3,044,200
                                                  -----------------------------------------------------------------------------
     DIVERSIFIED FINANCIAL SERVICES - 4.5%        Citigroup, Inc.                                         230,000    10,336,200
                                                  JPMorgan Chase & Co.                                    206,000     7,127,600
                                                                             Diversified Financial Services Total    17,463,800
                                                  -----------------------------------------------------------------------------
                          INSURANCE - 8.1%        Allstate Corp.                                           68,000     3,676,080
                                                  Arthur J. Gallagher & Co.                               174,000     5,011,200
                                                  Chubb Corp.                                              52,000     4,122,040
                                                  Lincoln National Corp.                                  164,000     7,402,960
                                                  St. Paul Travelers Companies, Inc.                       50,000     1,836,500
                                                  UnumProvident Corp.                                     200,000     3,404,000
                                                  Willis Group Holdings Ltd.                               54,000     1,990,980
                                                  XL Capital Ltd., Class A                                 60,000     4,342,200
                                                                                                  Insurance Total    31,785,960
                                                  -----------------------------------------------------------------------------
                        REAL ESTATE - 3.3%        Archstone-Smith Trust, REIT                              50,000     1,705,500
                                                  AvalonBay Communities, Inc., REIT                        15,000     1,003,350
                                                  Equity Office Properties Trust, REIT                    140,000     4,218,200
                                                  Kimco Realty Corp., REIT                                 30,000     1,617,000
                                                  New Plan Excel Realty Trust                             140,000     3,515,400
                                                  Vornado Realty Trust, REIT                               15,000     1,039,050
                                                                                                Real Estate Total    13,098,500
                                                  -----------------------------------------------------------------------------
         THRIFTS & MORTGAGE FINANCE - 1.0%        Freddie Mac                                              62,000     3,918,400
                                                                                 Thrifts & Mortgage Finance Total     3,918,400
                                                                                                                     ----------
                                                                                                 FINANCIALS TOTAL   107,376,880
HEALTH CARE - 7.9%
------------------------------------------        -----------------------------------------------------------------------------
   HEALTH CARE PROVIDERS & SERVICES - 0.8%        Aetna, Inc.                                              44,000     3,297,800
                                                                           Health Care Providers & Services Total     3,297,800
                                                  -----------------------------------------------------------------------------
                    PHARMACEUTICALS - 7.1%        Abbott Laboratories                                      78,000     3,636,360
                                                  Bristol-Myers Squibb Co.                                104,000     2,647,840
                                                  GlaxoSmithKline PLC, ADR                                180,000     8,265,600
                                                  Merck & Co., Inc.                                        54,000     1,747,980
                                                  Novartis AG, ADR                                        110,000     5,145,800
                                                  Pfizer, Inc.                                            240,000     6,304,800
                                                                                            Pharmaceuticals Total    27,748,380
                                                                                                                     ----------
                                                                                                HEALTH CARE TOTAL    31,046,180

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
MARCH 31, 2005 (UNAUDITED)                         COLUMBIA DIVIDEND INCOME FUND
COMMON STOCKS - (CONTINUED)
INDUSTRIALS - 13.5%
                                                                                                           SHARES     VALUE ($)
------------------------------------------        -----------------------------------------------------------------------------
                AEROSPACE & DEFENSE - 3.5%        Boeing Co.                                               54,000     3,156,840
                                                  Goodrich Corp.                                           88,000     3,369,520
                                                  Honeywell International, Inc.                           114,000     4,241,940
                                                  United Technologies Corp.                                30,000     3,049,800
                                                                                        Aerospace & Defense Total    13,818,100
                                                  -----------------------------------------------------------------------------
                  BUILDING PRODUCTS - 1.3%        Masco Corp.                                             146,000     5,061,820
                                                                                          Building Products Total     5,061,820
                                                  -----------------------------------------------------------------------------
     COMMERCIAL SERVICES & SUPPLIES - 1.9%        Cendant Corp.                                            90,000     1,848,600
                                                  Waste Management, Inc.                                  188,000     5,423,800
                                                                             Commercial Services & Supplies Total     7,272,400
                                                  -----------------------------------------------------------------------------
           INDUSTRIAL CONGLOMERATES - 6.1%        General Electric Co.                                    520,000    18,751,200
                                                  Textron, Inc.                                            70,000     5,223,400
                                                                                   Industrial Conglomerates Total    23,974,600
                                                  -----------------------------------------------------------------------------
                          MACHINERY - 0.7%        Deere & Co.                                              40,000     2,685,200
                                                                                                  Machinery Total     2,685,200
                                                                                                                     ----------
                                                                                                INDUSTRIALS TOTAL    52,812,120
INFORMATION TECHNOLOGY - 4.1%
------------------------------------------        -----------------------------------------------------------------------------
           COMMUNICATIONS EQUIPMENT - 1.1%        Nokia Oyj, ADR                                          270,000     4,166,100
                                                                                   Communications Equipment Total     4,166,100
                                                  -----------------------------------------------------------------------------
            COMPUTERS & PERIPHERALS - 1.2%        Diebold, Inc.                                            86,000     4,717,100
                                                                                    Computers & Peripherals Total     4,717,100
                                                  -----------------------------------------------------------------------------
                        IT SERVICES - 1.2%        Automatic Data Processing, Inc.                         104,000     4,674,800
                                                                                                IT Services Total     4,674,800
                                                  -----------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.6%   Intel Corp.                                             110,000     2,555,300
                                                                   Semiconductors & Semiconductor Equipment Total     2,555,300
                                                                                                                     ----------
                                                                                     INFORMATION TECHNOLOGY TOTAL    16,113,300
MATERIALS - 3.8%
------------------------------------------        -----------------------------------------------------------------------------
                          CHEMICALS - 2.9%        Dow Chemical Co.                                         94,000     4,685,900
                                                  E.I. du Pont de Nemours & Co.                            92,000     4,714,080
                                                  Lyondell Chemical Co.                                    66,000     1,842,720
                                                                                                  Chemicals Total    11,242,700
                                                  -----------------------------------------------------------------------------
            PAPER & FOREST PRODUCTS - 0.9%        Weyerhaeuser Co.                                         52,000     3,562,000
                                                                                    Paper & Forest Products Total     3,562,000
                                                                                                                     ----------
                                                                                                  MATERIALS TOTAL    14,804,700
TELECOMMUNICATION SERVICES - 5.7%
------------------------------------------        -----------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 4.9%     BellSouth Corp.                                         230,000     6,046,700
                                                  SBC Communications, Inc.                                252,000     5,969,880
                                                  Verizon Communications, Inc.                            196,000     6,958,000
                                                                     Diversified Telecommunication Services Total    18,974,580


                                 See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
MARCH 31, 2005 (UNAUDITED)                         COLUMBIA DIVIDEND INCOME FUND
COMMON STOCKS - (CONTINUED)
TELECOMMUNICATION SERVICES - (CONTINUED)
                                                                                                           SHARES     VALUE ($)
------------------------------------------        -----------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES - 0.8%        Vodafone Group PLC, ADR                                 122,000     3,240,320
                                                                        Wireless Telecommunication Services Total     3,240,320
                                                                                                                    -----------
                                                                                 TELECOMMUNICATION SERVICES TOTAL    22,214,900
UTILITIES - 4.8%
------------------------------------------        -----------------------------------------------------------------------------
                 ELECTRIC UTILITIES - 2.5%        Consolidated Edison, Inc.                                84,000     3,543,120
                                                  TXU Corp.                                                78,000     6,211,140
                                                                                         Electric Utilities Total     9,754,260
                                                  -----------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER - 2.3%        Dominion Resources, Inc.                                 22,000     1,637,460
                                                  Public Service Enterprise Group, Inc.                    92,000     5,003,880
                                                  Sempra Energy                                            66,000     2,629,440
                                                                        Multi-Utilities & Unregulated Power Total     9,270,780
                                                                                                                    -----------
                                                                                                  UTILITIES TOTAL    19,025,040
                                                                                                                    -----------
                                                  Total Common Stocks (cost of $324,847,106)                        362,980,600
CONVERTIBLE PREFERRED STOCKS - 2.0%

CONSUMER DISCRETIONARY - 0.5%
------------------------------------------        -----------------------------------------------------------------------------
                   SPECIALTY RETAIL - 0.5%        Toys "R" US, Inc., 6.250%                                30,000     1,846,500
                                                                                           Specialty Retail Total     1,846,500
                                                                                                                    -----------
                                                                                     CONSUMER DISCRETIONARY TOTAL     1,846,500
FINANCIALS - 0.8%
------------------------------------------        -----------------------------------------------------------------------------
     DIVERSIFIED FINANCIAL SERVICES - 0.4%        Hartford Financial Services Group, Inc. 7.000%           24,000     1,546,800
                                                                             Diversified Financial Services Total     1,546,800
                                                  -----------------------------------------------------------------------------
                          INSURANCE - 0.4%        Travelers Property Casualty Corp. 4.500%                 68,000     1,504,160
                                                                                                  Insurance Total     1,504,160
                                                                                                                    -----------
                                                                                                 FINANCIALS TOTAL     3,050,960
MATERIALS - 0.7%
------------------------------------------        -----------------------------------------------------------------------------
                    METALS & MINING - 0.7%        Freeport-McMoRan Copper & Gold, Inc., 5.500% (a)          2,425     2,397,719
                                                  Freeport-McMoRan Copper & Gold, Inc., 5.500%                575       568,531
                                                                                            Metals & Mining Total     2,966,250
                                                                                                                    -----------
                                                                                                  MATERIALS TOTAL     2,966,250
                                                                                                                    -----------
                                                  Total Convertible Preferred Stocks (cost of $7,684,189)             7,863,710


See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
MARCH 31, 2005 (UNAUDITED)                         COLUMBIA DIVIDEND INCOME FUND
SHORT-TERM OBLIGATION - 4.2%                                                                              PAR ($)     VALUE ($)
------------------------------------------        -----------------------------------------------------------------------------
                                                  Repurchase agreement with State Street Bank & Trust
                                                  Co., dated 03/31/05, due 04/01/05 at 2.450%, collateralized by a U.S. Treasury Bond maturing 08/15/23, market value
                                                  of $16,946,201 (repurchase proceeds $16,612,130)     16,611,000    16,611,000
                                                                                                                    -----------
                                                  Total Short-Term Obligation (cost of $16,611,000)                  16,611,000

                                                  TOTAL INVESTMENTS - 98.7%
                                                  (COST OF $349,142,295) (B)                                        387,455,310

                                                  OTHER ASSETS & LIABILITIES, NET - 1.3%                              5,004,304

                                                  NET ASSETS - 100.0%                                               392,459,614

NOTES TO INVESTMENT PORTFOLIO:

(a) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, the value of this security represents 0.6% of net assets.

(b)  Cost for federal income tax purposes is $349,142,295.

     At March 31, 2005, the Fund held investments in the following sectors:

                                                             % of
     Sector                                               Net Assets
     ------                                               ----------
     Financials                                                28.2%
     Industrials                                               13.5
     Energy                                                    10.6
     Consumer Staples                                           9.8
     Health Care                                                7.9
     Telecommunication Services                                 5.7
     Consumer Discretionary                                     5.4
     Utilities                                                  4.8
     Materials                                                  4.5
     Information Technology                                     4.1
     Short-Term Obligation                                      4.2
     Other Assets & Liabilities, Net                            1.3
                                                               -----
                                                               100.0%
                                                               =====

       Acronym              Name
       -------              ----
       ADR                  American Depositary Receipt
       REIT                 Real Estate Investment Trust

                                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
MARCH 31, 2005 (UNAUDITED)                         COLUMBIA DIVIDEND INCOME FUND
                                                                                                                            ($)
------------------------------------------        -----------------------------------------------------------------------------
                                    ASSETS        Investments, at cost                                              349,142,295
                                                                                                                    -----------
                                                  Investments, at value                                             387,455,310
                                                  Cash                                                                      440
                                                  Receivable for:
                                                    Fund shares sold                                                  7,116,250
                                                    Interest                                                              1,130
                                                    Dividends                                                         1,044,992
                                                  Expense reimbursement due from Investment Advisor                      48,977
                                                  Deferred Trustees' compensation plan                                   16,169
                                                  Other assets                                                           32,033
                                                                                                                    -----------
                                                                                                     Total Assets   395,715,301
                                                  -----------------------------------------------------------------------------
                               LIABILITIES        Payable for:
                                                    Investments purchased                                             1,554,113
                                                    Fund shares repurchased                                             328,490
                                                    Distributions                                                       995,452
                                                    Investment advisory fee                                             224,619
                                                    Administration fee                                                   20,886
                                                    Transfer agent fee                                                   63,648
                                                    Pricing and bookkeeping fees                                          3,509
                                                    Distribution and service fees                                        48,801
                                                  Deferred Trustees' fees                                                16,169
                                                                                                                    -----------
                                                                                                Total Liabilities     3,255,687
                                                                                                       NET ASSETS   392,459,614
                                                  -----------------------------------------------------------------------------
                 COMPOSITION OF NET ASSETS        Paid-in capital                                                   385,435,857
                                                  Undistributed net investment income                                   361,319
                                                  Accumulated net realized loss                                    (31,650,577)
                                                  Net unrealized appreciation on investments                         38,313,015
                                                                                                                   ------------
                                                                                                       NET ASSETS   392,459,614
                                                  -----------------------------------------------------------------------------
                                   CLASS A        Net assets                                                         21,948,815
                                                  Shares outstanding                                                  1,880,313
                                                  Net asset value per share                                            11.67(a)
                                                  Maximum offering price per share ($11.67/0.9425)                     12.38(b)
                                                  -----------------------------------------------------------------------------
                                   CLASS B        Net assets                                                         14,156,965
                                                  Shares outstanding                                                  1,237,345
                                                  Net asset value and offering price per share                         11.44(a)
                                                  -----------------------------------------------------------------------------
                                   CLASS C        Net assets                                                          3,267,496
                                                  Shares outstanding                                                    285,814
                                                  Net asset value and offering price per share                         11.43(a)
                                                  -----------------------------------------------------------------------------
                                   CLASS G        Net assets                                                          5,100,586
                                                  Shares outstanding                                                    446,165
                                                  Net asset value and offering price per share                         11.43(a)
                                                  -----------------------------------------------------------------------------
                                   CLASS T        Net assets                                                        102,411,546
                                                  Shares outstanding                                                  8,773,943
                                                  Net asset value per share                                            11.67(a)
                                                  Maximum offering price per share ($11.67/0.9425)                     12.38(b)
                                                  -----------------------------------------------------------------------------
                                   CLASS Z        Net assets                                                        245,574,206
                                                  Shares outstanding                                                 21,040,634
                                                  Net asset value, offering and redemption price per share                11.67

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED MARCH 31, 2005 (UNAUDITED)
                                                   COLUMBIA DIVIDEND INCOME FUND
                                                                                                                            ($)
------------------------------------------        -----------------------------------------------------------------------------
                         INVESTMENT INCOME        Dividends                                                           4,476,662
                                                  Interest                                                              200,005
                                                                                                                     ----------
                                                  Total Investment Income (net of foreign taxes
                                                  withheld of $50,489)                                                4,676,667
                                                  -----------------------------------------------------------------------------
                                  EXPENSES        Investment advisory fee                                             1,045,657
                                                  Administration fee                                                     99,006
                                                  Distribution fee:
                                                    Class B                                                              41,587
                                                    Class C                                                               9,858
                                                    Class G                                                              18,444
                                                  Service fee:
                                                    Class A                                                              14,200
                                                    Class B                                                              13,862
                                                    Class C                                                               3,281
                                                    Class G                                                               8,513
                                                  Shareholder service fee - Class T                                     154,354
                                                  Transfer agent fee                                                    224,144
                                                  Pricing and bookkeeping fees                                           28,488
                                                  Trustees' fees                                                          4,922
                                                  Custody fee                                                             5,664
                                                  Non-recurring costs (See Note 8)                                        3,756
                                                  Other expenses                                                         93,006
                                                                                                                     ----------
                                                    Total Expenses                                                    1,768,742
                                                  Fees and expenses waived or reimbursed by Investment Advisor        (303,584)
                                                  Fees waived by Transfer Agent                                        (12,724)
                                                  Non-recurring costs assumed by Investment Advisor (See Note 8)        (3,756)
                                                  Custody earnings credit                                                 (142)
                                                                                                                     ----------
                                                    Net Expenses                                                      1,448,536
                                                                                                                     ----------
                                                  Net Investment Income                                               3,228,131
                                                  -----------------------------------------------------------------------------
               NET REALIZED AND UNREALIZED        Net realized gain on investments                                    2,831,660
                GAIN (LOSS) ON INVESTMENTS        Net change in unrealized appreciation (depreciation) on
                                                    investments                                                      15,612,867
                                                                                                                     ----------
                                                  Net Gain                                                           18,444,527
                                                                                                                     ----------
                                                  Net Increase in Net Assets from Operations                         21,672,658


                                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
MARCH 31, 2005 (UNAUDITED)                         COLUMBIA DIVIDEND INCOME FUND
                                                                                                   (UNAUDITED)
                                                                                                 SIX MONTHS ENDED    YEAR ENDED
                                                                                                     MARCH 31,      SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS                                                                     2005 ($)         2004 ($)
------------------------------------------        -----------------------------------------------------------------------------
                                OPERATIONS        Net investment income                             3,228,131         3,438,007
                                                  Net realized gain (loss) on investments           2,831,660        (2,366,483)
                                                  Net change in unrealized appreciation
                                                  (depreciation) on investments                    15,612,867        32,219,303
                                                                                                  -----------------------------
                                                      Net Increase from Operations                 21,672,658        33,290,827
                                                  -----------------------------------------------------------------------------
    DISTRIBUTIONS DECLARED TO SHAREHOLDERS        From net investment income:
                                                    Class A                                          (124,403)          (74,299)
                                                    Class B                                           (53,269)          (40,442)
                                                    Class C                                           (12,897)           (9,211)
                                                    Class G                                           (25,623)          (73,058)
                                                    Class T                                          (798,346)       (1,626,505)
                                                    Class Z                                        (1,842,489)       (1,531,132)
                                                                                                  -----------------------------
                                                      Total Distributions Declared
                                                      to Shareholders                              (2,857,027)       (3,354,647)

                                                  -----------------------------------------------------------------------------
                        SHARE TRANSACTIONS        Class A:
                                                    Subscriptions                                  14,641,918         9,356,105
                                                    Distributions reinvested                           96,405            66,013
                                                    Redemptions                                      (661,042)       (2,933,744)
                                                                                                  -----------------------------
                                                      Net Increase                                 14,077,281         6,488,374
                                                  Class B:
                                                    Subscriptions                                   5,529,695         8,241,367
                                                    Distributions reinvested                           43,961            34,605
                                                                                                  -----------------------------
                                                    Redemptions                                    (1,001,562)       (1,056,587)
                                                      Net Increase                                  4,572,094         7,219,385
                                                  Class C:
                                                    Subscriptions                                   1,226,739         2,110,907
                                                    Distributions reinvested                            8,410             6,757
                                                                                                  -----------------------------
                                                    Redemptions                                      (177,866)         (333,548)

                                                      Net Increase                                  1,057,283         1,784,116
                                                  Class G:
                                                    Subscriptions                                      89,260           107,766
                                                    Distributions reinvested                           24,557            71,095
                                                                                                  -----------------------------
                                                    Redemptions                                    (1,471,385)       (5,168,967)

                                                      Net Decrease                                 (1,357,568)       (4,990,106)
                                                  Class T:
                                                    Subscriptions                                   1,670,987         5,028,502
                                                    Distributions reinvested                          770,855         1,571,011
                                                                                                  -----------------------------
                                                    Redemptions                                    (8,829,770)      (17,969,184)

                                                      Net Decrease                                 (6,387,928)      (11,369,671)
                                                  Class Z:
                                                    Subscriptions                                 155,752,157        32,779,209
                                                    Distributions reinvested                          274,290           346,486
                                                                                                  -----------------------------
                                                    Redemptions                                    (9,564,122)      (28,389,060)

                                                      Net Increase                                146,462,325         4,736,635
                                                  Net Increase from Share Transactions            158,423,487         3,868,733
                                                  Total Increase in Net Assets                    177,239,118        33,804,913
                                                  -----------------------------------------------------------------------------


See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
MARCH 31, 2005 (UNAUDITED)                         COLUMBIA DIVIDEND INCOME FUND
                                                                                                    (UNAUDITED)
                                                                                                 SIX MONTHS ENDED   YEAR ENDED
                                                                                                      MARCH 31,    SEPTEMBER 30,
                                                                                                       2005 ($)       2004 ($)
------------------------------------------        -----------------------------------------------------------------------------
                                NET ASSETS        Beginning of period                                 215,220,496   181,415,583
                                                  End of period                                       392,459,614   215,220,496
                                                  Undistributed (overdistributed) net
                                                  investment income, at end of period                     361,319       (9,785)
                                                  -----------------------------------------------------------------------------
                         CHANGES IN SHARES        Class A:
                                                    Subscriptions                                       1,251,361       891,438
                                                    Issued for distributions reinvested                     8,311         6,319
                                                    Redemptions                                           (57,126)     (280,897)
                                                                                                  -----------------------------
                                                      Net Increase                                      1,202,546       616,860
                                                  Class B:
                                                    Subscriptions                                         490,820       807,527
                                                    Issued for distributions reinvested                     3,870         3,385
                                                    Redemptions                                           (89,398)     (103,938)
                                                                                                  -----------------------------
                                                      Net Increase                                        405,292       706,974
                                                  Class C:
                                                    Subscriptions                                         109,377       207,466
                                                    Issued for distributions reinvested                       741           660
                                                    Redemptions                                           (15,940)      (33,197)
                                                                                                  -----------------------------
                                                      Net Increase                                         94,178       174,929
                                                  Class G:
                                                    Subscriptions                                           8,004        10,547
                                                    Issued for distributions reinvested                     2,167         7,037
                                                    Redemptions                                          (130,810)     (514,799)
                                                                                                  -----------------------------
                                                      Net Decrease                                      (120,639)     (497,215)
                                                  Class T:
                                                    Subscriptions                                         144,871       487,272
                                                    Issued for distributions reinvested                    66,606       151,877
                                                    Redemptions                                          (773,260)   (1,739,989)
                                                                                                  -----------------------------
                                                      Net Decrease                                      (561,783)   (1,100,840)
                                                  Class Z:
                                                    Subscriptions                                      13,483,856     3,178,656
                                                    Issued for distributions reinvested                    23,680        33,472
                                                    Redemptions                                          (827,878)   (2,764,193)
                                                                                                  -----------------------------
                                                      Net Increase                                     12,679,658       447,935


See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
MARCH 31, 2005 (UNAUDITED)                         COLUMBIA DIVIDEND INCOME FUND



NOTE 1. ORGANIZATION

Columbia Dividend Income Fund (the "Fund"), a series of Columbia Funds Trust XI (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOALS

The Fund seeks current income and capital appreciation.

FUND SHARES

The Fund may issue an unlimited number of shares and offers six classes of shares: Class A, Class B, Class C, Class G, Class T and Class Z. Each share class has its own sales charge and expense structure.

Class A and Class T shares are subject to a front-end sales charge based on the amount of initial investment. Class A and Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months of the time of purchase. Class B and Class G shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class G shares will convert to Class T shares in eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. Awards from class action litigation are recorded as a reduction of cost if the Fund still owns

--------------------------------------------------------------------------------
MARCH 31, 2005 (UNAUDITED)                         COLUMBIA DIVIDEND INCOME FUND



the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The Fund estimates components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended September 30, 2004 was as follows:

                                               SEPTEMBER 30,
                                                   2004
--------------------------------------------------------------------------------
 DISTRIBUTIONS PAID FROM:
   ORDINARY INCOME*                             $3,354,647
   LONG-TERM CAPITAL GAINS                              --

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at March 31, 2005, based on cost of investments for federal income tax purposes was:

    UNREALIZED APPRECIATION           $ 51,579,598
    UNREALIZED DEPRECIATION            (13,266,583)
--------------------------------------------------------------------------------
          NET UNREALIZED APPRECIATION $ 38,313,015

The following capital loss carryforwards, determined as of September 30, 2004, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

               YEAR OF                CAPITAL LOSS
             EXPIRATION               CARRYFORWARD
--------------------------------------------------------------------------------
                2009                   $19,781,995
                2010                     2,470,255
                2011                     9,095,627
--------------------------------------------------------------------------------
                                       $31,347,877

Of the capital loss carryforwards attributable to the Fund, $20,102,723 ($19,781,995 expiring 09/30/09 and $320,728 expiring 09/30/10) remain from the
Fund's merger with Galaxy Equity Income Fund. Utilization of these losses could be subject to limitations imposed by the Internal Revenue Code.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISORY FEE

Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

      AVERAGE DAILY NET ASSETS       ANNUAL FEE RATE
--------------------------------------------------------------------------------
    FIRST $500 MILLION                    0.70%
--------------------------------------------------------------------------------
    $500 MILLION TO $1 BILLION            0.65%
--------------------------------------------------------------------------------
    $1 BILLION TO $1.5 BILLION            0.60%
--------------------------------------------------------------------------------
    $1.5 BILLION TO $3 BILLION            0.55%
--------------------------------------------------------------------------------
    $3 BILLION TO $6 BILLION              0.53%
--------------------------------------------------------------------------------
    OVER $6 BILLION                       0.51%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MARCH 31, 2005 (UNAUDITED)                         COLUMBIA DIVIDEND INCOME FUND

Prior to November 1, 2004, Columbia received a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

      AVERAGE DAILY NET ASSETS       ANNUAL FEE RATE
--------------------------------------------------------------------------------
    FIRST $500 MILLION                    0.75%
--------------------------------------------------------------------------------
    $500 MILLION TO $1 BILLION            0.70%
--------------------------------------------------------------------------------
    $1 BILLION TO $1.5 BILLION            0.65%
--------------------------------------------------------------------------------
    $1.5 BILLION TO $2 BILLION            0.60%
--------------------------------------------------------------------------------
    OVER $2 BILLION                       0.55%
--------------------------------------------------------------------------------

For the six months ended March 31, 2005, the Fund's annualized effective investment advisory fee rate was 0.70%.

ADMINISTRATION FEE

Columbia provides administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.067% of the Fund's average daily net assets.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives an annual fee based on the average daily net assets of the Fund at the following annual rates:

      AVERAGE DAILY NET ASSETS                   ANNUAL FEE RATE
--------------------------------------------------------------------------------
    UNDER $50 MILLION                                   $ 25,000
--------------------------------------------------------------------------------
    OVER $50 MILLION BUT LESS THAN $200 MILLION         $ 35,000
--------------------------------------------------------------------------------
    OVER $200 MILLION BUT LESS THAN $500 MILLION        $ 50,000
--------------------------------------------------------------------------------
    OVER $500 MILLION BUT LESS THAN $1 BILLION          $ 85,000
--------------------------------------------------------------------------------
    OVER $1 BILLION                                     $125,000

An additional flat rate fee of $10,000 is charged to the Fund due to its multiple class structure. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the six months ended March 31, 2005, the annualized effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.019%.

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The Transfer Agent has voluntarily agreed to waive a portion of its transfer agent fee for the Fund. This arrangement may be revised or discontinued by the Transfer Agent at any time. For the six months ended March 31, 2005, the Transfer Agent waived fees of $12,724 for the Fund.

For the six months ended March 31, 2005, the Fund's annualized effective transfer agent fee rate, after out-of-pocket expenses and net of expense waiver, was 0.14%.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. For the six months ended March 31, 2005, the Distributor has retained net underwriting discounts of $17,470 and $1,227 on sales of the Fund's Class A and Class T shares and net CDSC fees of $0, $11,492, $946, $4,805 and $0 on Class A, Class B, Class C, Class G and Class T share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan"), which allows the payment of a monthly distribution and service fee to the Distributor at an annual fee rate as follows:

                      DISTRIBUTION FEE
--------------------------------------------------------------------------------
         CLASS A     CLASS B     CLASS C    CLASS G
          0.10%       0.75%       0.75%      0.65%

                         SERVICE FEE
--------------------------------------------------------------------------------
         CLASS A     CLASS B     CLASS C    CLASS G
          0.25%       0.25%       0.25%      0.50%


The Fund does not intend to pay total distribution and service fees in excess of 0.25% and 0.95% annually for Class A and Class G shares of the Fund, respectively. Of the 0.50% service fee for Class G shares, 0.25% relates to shareholder liaison fees and 0.25% relates to administration support fees.

--------------------------------------------------------------------------------
MARCH 31, 2005 (UNAUDITED)                         COLUMBIA DIVIDEND INCOME FUND


The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

SHAREHOLDER SERVICES FEES

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T and Class Z shareholders by their financial advisor. Currently, the service plan has not been implemented with respect to the Fund's Class Z shares. The annual service fee may equal up to 0.50% for Class T shares. The Fund does not intend to pay more than 0.30% annually for Class T shareholder services fees.

EXPENSE LIMITS AND FEE REIMBURSEMENTS

Columbia has contractually agreed to waive fees and reimburse the Fund through December 31, 2006 for certain expenses to the extent that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 0.80% annually of the Fund's average daily net assets.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

OTHER

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended March 31, 2005, the Fund paid $902 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the six months ended March 31, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $162,084,656 and $16,760,042, respectively.

NOTE 6. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the six months ended March 31, 2005, the Fund did not borrow under this arrangement.

NOTE 7. SHARES OF BENEFICIAL INTEREST

As of March 31, 2005, Class T shares of the Fund had shareholders whose shares were beneficially owned by participant accounts over which Bank of America and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund. The number of such accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

         NUMBER OF ACCOUNTS     % OF SHARES OUTSTANDING HELD
--------------------------------------------------------------------------------
                  4                       52.8%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MARCH 31, 2005 (UNAUDITED)                         COLUMBIA DIVIDEND INCOME FUND



NOTE 8. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

LEGAL PROCEEDINGS

On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the fund or its shareholders can not currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Fund and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs are expected to file a consolidated amended complaint in June 2005.

The Fund and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material

--------------------------------------------------------------------------------
MARCH 31, 2005 (UNAUDITED)                         COLUMBIA DIVIDEND INCOME FUND


adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Fund.

In connection with events described in detail above, various parties have filed suit against certain funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL"). On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, can not currently be made.

For the six months ended March 31, 2005, Columbia has assumed $3,756 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                   COLUMBIA DIVIDEND INCOME FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
                                                                               (UNAUDITED)
                                                                            SIX MONTHS ENDED      YEAR ENDED         PERIOD ENDED
                                                                                 MARCH 31,       SEPTEMBER 30,       SEPTEMBER 30,
CLASS A SHARES                                                                     2005            2004 (a)           2003 (b)(c)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                             $  10.80           $  9.26            $ 9.01
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (d)                                                            0.12              0.18              0.11
Net realized and unrealized gain on investments                                      0.84              1.53              0.25
                                                                                 ---------         ---------          --------
Total from Investment Operations                                                     0.96              1.71              0.36
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                          (0.09)            (0.17)            (0.11)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                   $  11.67           $ 10.80            $ 9.26
Total return (e)(f)                                                                  8.92%(g)         18.60%             4.02%(g)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                                         1.05%(i)          1.36%             1.42%(i)
Net investment income (h)                                                            2.12%(i)          1.71%             1.38%(i)
Waiver/reimbursement                                                                 0.21%(i)          0.06%               --%(i)(j)
Portfolio turnover rate                                                                 6%(g)            44%               33%(g)
Net assets, end of period (000's)                                                $ 21,949           $ 7,319            $  564
------------------------------------------------------------------------------------------------------------------------------------

(a) On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, the Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Had the Investment Advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.
(j) Rounds to less than 0.01%.

--------------------------------------------------------------------------------
                                                   COLUMBIA DIVIDEND INCOME FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
                                                                               (UNAUDITED)
                                                                            SIX MONTHS ENDED      YEAR ENDED         PERIOD ENDED
                                                                                 MARCH 31,       SEPTEMBER 30,       SEPTEMBER 30,
CLASS B SHARES                                                                     2005            2004 (a)           2003 (b)(c)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                             $  10.59           $  9.08            $ 8.82
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (d)                                                            0.08              0.10              0.05
Net realized and unrealized gain on investments                                      0.82              1.50              0.26
                                                                                 ---------         ---------          --------
Total from Investment Operations                                                     0.90              1.60              0.31
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                          (0.05)            (0.09)            (0.05)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                   $  11.44           $ 10.59            $ 9.08
Total return (e)(f)                                                                  8.50%(g)         17.69%             3.51%(g)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                                         1.80%(i)          2.11%             2.34%(i)
Net investment income (h)                                                            1.35%(i)          0.94%             0.47%(i)
Waiver/reimbursement                                                                 0.21%(i)          0.06%               --%(i)(j)
Portfolio turnover rate                                                                 6%(g)            44%               33%(g)
Net assets, end of period (000's)                                                $ 14,157           $ 8,808           $ 1,136
------------------------------------------------------------------------------------------------------------------------------------

(a) On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, the Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) Class B shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Had the Investment Advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.
(j)  Rounds to less than 0.01%.

--------------------------------------------------------------------------------
                                                   COLUMBIA DIVIDEND INCOME FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
                                                                               (UNAUDITED)
                                                                            SIX MONTHS ENDED      YEAR ENDED         PERIOD ENDED
                                                                                 MARCH 31,       SEPTEMBER 30,       SEPTEMBER 30,
CLASS C SHARES                                                                     2005            2004 (a)           2003 (b)(c)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                              $10.58            $ 9.07            $ 8.82
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income (d)                                                           0.08              0.10              0.07
Net realized and unrealized gain on investments                                     0.82              1.50              0.23
                                                                                 ---------         ---------          --------
Total from Investment Operations                                                    0.90              1.60              0.30
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                         (0.05)            (0.09)            (0.05)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                    $11.43            $10.58            $ 9.07
Total return (e)(f)                                                                 8.51%(g)         17.70%             3.41%(g)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                                        1.80%(i)          2.11%             2.18%(i)
Net investment income (h)                                                           1.35%(i)          0.94%             0.95%(i)
Waiver/reimbursement                                                                0.21%(i)          0.06%               --%(i)(j)
Portfolio turnover rate                                                                6%(g)            44%               33%(g)
Net assets, end of period (000's)                                                 $ 3,267           $ 2,027           $  152
------------------------------------------------------------------------------------------------------------------------------------

(a) On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, the Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c) Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f) Had the Investment Advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

--------------------------------------------------------------------------------
                                                   COLUMBIA DIVIDEND INCOME FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
                                    (UNAUDITED)
                                    SIX MONTHS       YEAR          PERIOD
                                       ENDED         ENDED          ENDED                     YEAR ENDED OCTOBER 31,
                                      MARCH 31,   SEPTEMBER 30,  SEPTEMBER 30, -----------------------------------------------------
CLASS G SHARES                          2005        2004 (a)     2003 (b)(c)       2002         2001           2000         1999
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD $ 10.58        $ 9.07       $  8.36        $  9.87       $ 10.37       $  9.84       $ 9.61
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)            0.08(d)       0.10(d)       0.05(d)       (0.07)(d)     (0.06)(d)     (0.04)       (0.02)(d)
Net realized and unrealized
gain (loss) on investments              0.82          1.50          0.71          (1.05)(e)     (0.11)         1.75         0.26
                                    ------------  ------------  ------------  ------------   ------------  ------------  -----------
Total from Investment
Operations                              0.90          1.60          0.76          (1.12)        (0.17)         1.71         0.24
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS:
From net investment income             (0.05)        (0.09)        (0.05)            --            --            --(f)        --
From net realized gains                   --            --            --          (0.39)        (0.33)        (1.18)       (0.01)
                                    ------------  ------------  ------------  ------------   ------------  ------------  -----------
Total Distributions Declared
to Shareholders                        (0.05)        (0.09)        (0.05)         (0.39)        (0.33)        (1.18)       (0.01)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD       $ 11.43       $ 10.58       $  9.07        $  8.36       $  9.87       $ 10.37       $ 9.84
Total return (g)(h)                     8.54%(i)     17.71%         9.08%(i)     (12.16)%       (1.71)%       20.33%        2.50%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (j)                            1.75%(k)      2.14%         2.21%(k)       2.17%         2.02%         1.95%        1.84%
Net investment income (loss) (j)        1.39%(k)      0.97%         0.71%(k)      (0.72)%       (0.53)%       (0.35)%      (0.24)%
Waiver/reimbursement                    0.21%(k)      0.03%           --%(k)(l)    0.25%         0.24%         0.40%        0.56%
Portfolio turnover rate                    6%(i)        44%           33%(i)         65%(m)        81%           81%          79%
Net assets, end of period (000's)    $ 5,101       $ 5,995       $ 9,650        $ 2,093       $ 2,286       $ 1,555       $1,348
------------------------------------------------------------------------------------------------------------------------------------

(a) On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, the Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 25, 2002, Galaxy Strategic Equity Fund, Retail B shares were redesignated Liberty Strategic Equity Fund, Class G shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(f)  Rounds to less than $0.01 per share.
(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge. (h)Had the Investment Advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.
(i)  Not annualized.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k)  Annualized.
(l)  Rounds to less than 0.01%.
(m) Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

--------------------------------------------------------------------------------
                                                   COLUMBIA DIVIDEND INCOME FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
                                    (UNAUDITED)
                                    SIX MONTHS       YEAR          PERIOD
                                       ENDED         ENDED          ENDED                     YEAR ENDED OCTOBER 31,
                                      MARCH 31,   SEPTEMBER 30,  SEPTEMBER 30, -----------------------------------------------------
CLASS T SHARES                          2005        2004 (a)     2003 (b)(c)       2002         2001           2000         1999
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                         $  10.80      $  9.26        $  8.54       $ 10.02       $ 10.46        $ 9.89        $ 9.62
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                   0.12(d)       0.17(d)       0.11(d)       0.01(d)       0.03(d)       0.04          0.04(d)
Net realized and unrealized
gain (loss) on investments              0.84          1.54          0.73         (1.08)(e)     (0.11)         1.75          0.27
                                   ------------  ------------  ------------  ------------   ------------  ------------  -----------
Total from Investment
Operations                              0.96          1.71          0.84         (1.07)        (0.08)         1.79          0.31
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS:
From net investment income             (0.09)        (0.17)        (0.12)        (0.02)        (0.03)        (0.04)        (0.03)
From net realized gains                   --            --            --         (0.39)        (0.33)        (1.18)        (0.01)
                                   ------------  ------------  ------------  ------------   ------------  ------------  -----------
Total Distributions Declared
to Shareholders                        (0.09)        (0.17)        (0.12)        (0.41)        (0.36)        (1.22)        (0.04)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD      $  11.67      $  10.80       $  9.26       $  8.54       $ 10.02        $10.46        $ 9.89
Total return (f)(g)                     8.89%(h)     18.50%         9.86%(h)    (11.50)%       (0.83)%       21.09%         3.25%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (i)                            1.10%(j)      1.45%         1.49%(j)      1.40%         1.24%         1.20%         1.19%
Net investment income (i)               2.04%(j)      1.64%         1.42%(j)      0.05%         0.25%         0.40%         0.41%
Waiver/reimbursement                    0.21%(j)      0.04%         0.01%(j)      0.29%         0.26%         0.40%         0.44%
Portfolio turnover rate                    6%(h)        44%           33%(h)        65%(k)        81%           81%           79%
Net assets, end
of period (000's)                   $102,412      $100,803       $96,638       $ 6,578       $ 8,400        $8,505       $ 8,229
------------------------------------------------------------------------------------------------------------------------------------

(a) On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, the Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 25, 2002, Galaxy Strategic Equity Fund, Retail A shares were redesignated Liberty Strategic Equity Fund, Class T shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g) Had the Investment Advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.
(k) Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

--------------------------------------------------------------------------------
                                                   COLUMBIA DIVIDEND INCOME FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                    (UNAUDITED)
                                    SIX MONTHS       YEAR          PERIOD
                                       ENDED         ENDED          ENDED                     YEAR ENDED OCTOBER 31,
                                      MARCH 31,   SEPTEMBER 30,  SEPTEMBER 30, -----------------------------------------------------
CLASS Z SHARES                          2005        2004 (a)     2003 (b)(c)       2002         2001           2000         1999
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                         $  10.80       $  9.26       $  8.56       $ 10.03       $ 10.48        $ 9.90        $ 9.63
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                   0.14(d)       0.21(d)       0.15(d)       0.06(d)       0.08(d)       0.08          0.09(d)
Net realized and unrealized
gain (loss) on investments              0.84          1.53          0.72         (1.07)(e)     (0.12)         1.76          0.27
                                   ------------   ------------  ------------  ------------  ------------  ------------ ------------
Total from Investment
Operations                              0.98          1.74          0.87         (1.01)        (0.04)         1.84          0.36
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS:
From net investment income             (0.11)        (0.20)        (0.17)        (0.07)        (0.08)        (0.08)        (0.08)
From net realized gains                   --            --            --         (0.39)        (0.33)        (1.18)        (0.01)
                                   ------------   ------------  ------------  ------------  ------------  ------------ ------------
Total Distributions Declared
to Shareholders                        (0.11)        (0.20)        (0.17)        (0.46)        (0.41)        (1.26)        (0.09)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD      $  11.67       $ 10.80        $ 9.26       $  8.56       $ 10.03       $ 10.48        $ 9.90
Total return (f)(g)                     9.05%(h)     18.93%        10.22%(h)    (11.07)%       (0.43)%       21.69%         3.64%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (i)                            0.80%(j)      1.10%         1.02%(j)      0.82%         0.75%         0.78%         0.80%
Net investment income (i)               2.36%(j)      1.98%         1.89%(j)      0.63%         0.74%         0.83%         0.80%
Waiver/reimbursement                    0.21%(j)      0.05%         0.02%(j)      0.24%         0.21%         0.20%         0.20%
Portfolio turnover rate                    6%(h)        44%           33%(h)        65%(k)        81%           81%           79%
Net assets, end
of period (000's)                   $245,574       $90,269       $73,276       $19,896      $102,909       $93,558       $71,063
------------------------------------------------------------------------------------------------------------------------------------

(a) On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, the Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 25, 2002, Galaxy Strategic Equity Fund, Trust shares were redesignated Liberty Strategic Equity Fund, Class Z shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(f)  Total return at net asset value assuming all distributions reinvested.
(g) Had the Investment Advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.
(k) Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------
                                                   COLUMBIA DIVIDEND INCOME FUND

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that the Board of Trustees/Directors (the "Board") of the Columbia Funds (the "Funds"), including a majority of the Trustees and Directors (collectively, the "Trustees") who are not "interested persons" of the Trusts, as defined in the 1940 Act (the "Independent Trustees"), annually review and approve the terms of the Funds' investment advisory agreements. During the most recent six months covered by this report, the Board reviewed and approved the management contracts ("Advisory Agreements") with Columbia Management Advisors, Inc. ("CMA") for the Fund.

At meetings held on September 23, 2004 and October 12, 2004, the Advisory Fees and Expenses Committee (the "Committee") of the Board considered the factors described below relating to the selection of CMA and the approval of the Advisory Agreement. At a meeting held on October 13, 2004, the Board, including the Independent Trustees (who were advised by their independent legal counsel), considered these factors and reached the conclusions described below.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board considered information regarding the nature, extent and quality of services that CMA provides to the Fund under the Advisory Agreement. CMA provided the most recent investment adviser registration form ("Form ADV") and code of ethics for CMA to the Board. The Board reviewed information on the status of Securities and Exchange Commission ("SEC") and New York Attorney General ("NYAG") proceedings against CMA and certain of its affiliates, including the agreement in principle entered into with the SEC and the NYAG on March 15, 2004 to settle civil complaints filed by the SEC and the NYAG relating to trading activity in mutual fund shares.1

The Board evaluated the ability of CMA, including its resources, reputation and other attributes, to attract and retain highly qualified research, advisory and supervisory investment professionals. The Board considered information regarding CMA's compensation program for its personnel involved in the management of the Fund.

Based on these considerations and other factors, including those referenced below, the Board concluded that they were generally satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by CMA.

FUND PERFORMANCE AND EXPENSES

CMA provided the Board with relative performance and expense information for the Fund in a report prepared by Lipper Inc. ("Lipper") an independent provider of investment company data. The Board considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the "Performance Universe") by total return for one-year, three-year, five-year, ten-year or life of fund periods, as applicable. They also considered the Fund's performance in comparison to the performance results of a group (the "Performance Peer Group") of funds selected by Lipper based on similarities in fund type (e.g. open-end), investment classification and objective, asset size, load type and 12b-1/service fees and other expense features, and to the performance results of the Fund's benchmark index. The Board reviewed a description of Lipper's methodology for selecting the mutual funds in the Fund's Performance Peer Group and Performance Universe.

The Board considered statistical information regarding the Fund's total expenses and certain components thereof, including management fees (both actual management fees based on expenses for advisory and administrative fees including any reductions for fee waivers and expense reimbursements as well as contractual management fees that are computed for a hypothetical level of assets), actual non-management expenses, and fee waivers/caps and expense reimbursements. They also considered comparisons of these expenses to the expense information for funds within a group (the "Expense Peer Group") selected by Lipper based on similarities in fund type (e.g. open-end), investment

1 On February 9, 2005, CMA and its affiliate, Columbia Funds Distributor, Inc., entered into settlement agreements with the SEC and the NYAG that contain substantially the terms outlined in the agreements in principle.

--------------------------------------------------------------------------------
                                                   COLUMBIA DIVIDEND INCOME FUND



classification and objective, asset size, load type and 12b-1/service fees and other expense features (but which, unlike the Performance Peer Group, may include funds with several different investment classifications and objectives) and an expense universe ("Expense Universe") selected by Lipper based on the criteria for determining the Expense Peer Group other than asset size. The expense information in the Lipper report took into account all existing fee waivers and expense reimbursements as well as all voluntary advisory fee reductions applicable to certain Funds that were being proposed by management in order to reduce the aggregate advisory fees received from mutual funds advised by CMA and Banc of America Capital Management, LLC ("BACAP") by $32 million per year for five years as contemplated by the agreement in principle with the NYAG.

The Committee also considered the projected impact on expenses of these Funds resulting from the overall cost reductions that management anticipated would result from the proposed shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates.

The Boards also considered information is the Lipper report that ranked each Fund based on (i) each Fund's one-year performance and actual advisory fees,
(ii) each Fund's one-year performance and total expenses and (iii) each Fund's 3-year performance and total expenses. Based on these comparisons and expense and performance rankings of the Fund in the Lipper Report, CMA determined an overall score for the Fund. The Committee and the Board also considered projected savings to the Fund that would result from certain modifications in soft dollar arrangements.

The Committee also considered more detailed information relating to certain Funds that were highlighted for additional review based upon the fact that they ranked poorly in terms of overall expense or management fees, maintained poor performance or demonstrated a combination of below average to poor performance while maintaining below average or poor expense rankings. At its September 23, 2004 meeting, the Committee discussed these Funds with management and in executive session. The Committee requested additional information from management regarding the cause(s) of the below-average relative performance of these Funds, any remedial actions management recommended to improve performance and the general standards for review of portfolio manager performance. At its October 12, 2004 meeting, the Committee considered additional information provided by management regarding these Funds. The Board also considered management's proposal to merge or liquidate some of these Funds.

Based on these considerations and other factors, the Board concluded that the overall performance and expense results supported by the approval of the Advisory Agreements for each Fund.

INVESTMENT ADVISORY FEE RATES

The Board reviewed and considered the proposed contractual investment advisory fee rates (the "Advisory Agreement Rates") payable by the Funds to CMA for investment advisory services. In addition, the Board reviewed and considered the existing and proposed fee waiver and reimbursement arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the fee waivers and reimbursements into account (the "Net Advisory Rates"). At previous meetings, the Committee had separately considered management's proposal to reduce annual investment advisory fees for certain Funds under the NYAG agreement in principle and the impact of these reductions on each affected Fund. Additionally, the Board considered information comparing the Advisory Agreement Rates and Net Advisory Rates (both on a stand-alone basis and on a combined basis with the Funds' administration fee rates) with those of the other funds in the Expense Peer Group. The Board concluded that the Advisory Agreement Rates and Net Advisory Rates represented reasonable compensation to CMA, in light of the nature, extent and quality of the services provided to the Funds, the fees paid and expenses borne by comparable funds and the costs that CMA incurs in providing these services to the Funds.

--------------------------------------------------------------------------------
                                                   COLUMBIA DIVIDEND INCOME FUND


PROFITABILITY

The Board considered a detailed profitability analysis of CMA based on 2003 financial statements, adjusted to take into account advisory fee reductions implemented in November 2003 and proposed reductions under the NYAG proposed settlement. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that CMA and its affiliates received for providing these services to the Funds were not unreasonable.

ECONOMIES OF SCALE

In evaluating potential economies of scale, the Board considered CMA's proposal to implement a standardized breakpoint schedule for combined advisory and administrative fees for the majority of the funds of the same general asset type within the Columbia Funds complex (other than index and closed-end funds). The Board noted that the standardization of the breakpoints would not result in a fee increase for any Fund. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, including most particularly through Advisory Agreement Rate breakpoints at current and reasonably foreseeable asset levels.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS

In evaluating the proposed fee reductions under the NYAG agreement in principle, the Board considered information regarding the advisory fee rates charged by BACAP for the Nations Funds. Members of the Committee and the Board had also separately reviewed advisory fee rates for variable insurance product funds advised by CMA. This information assisted the Board in assessing the reasonableness of fees paid under the Advisory Agreements in light of the nature, extent and quality of services provided under those agreements.

OTHER BENEFITS TO CMA

The Board considered information regarding potential "fall-out" or ancillary benefits received by CMA and its affiliates as a result of their relationship with the Funds. These benefits could include benefits directly attributable to the relationship of CMA with the Funds (such as soft dollar credits) and benefits potentially derived from an increase in the business of CMA as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

OTHER FACTORS AND BROADER REVIEW

The Board reviews detailed materials provided by CMA annually as part of the approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board reviews information provided by CMA at their regular meetings, including, among other things, a detailed portfolio review, and detailed fund performance reports. In addition, the Board interviews the heads of each investment area at each regular meeting of the Board and selected portfolio managers of the Funds at various times throughout the year. After considering the above-described factors and based on the deliberations and their evaluation of the information provided to them, the Board concluded that re-approval of the Advisory Agreements for each of the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the Advisory Agreements.

COLUMBIA FUNDS
--------------------------------------------------------------------------------
                                                   COLUMBIA DIVIDEND INCOME FUND

--------------------------------------------------------------------------------
                      LARGE GROWTH      Columbia Growth Stock
                                        Columbia Large Cap Growth
                                        Columbia Tax-Managed Growth
                                        Columbia Tax-Managed Growth II*
                                        Columbia Young Investor

--------------------------------------------------------------------------------
                       LARGE VALUE      Columbia Disciplined Value
                                        Columbia Growth & Income
                                        Columbia Large Cap Core
                                        Columbia Tax-Managed Value*

--------------------------------------------------------------------------------
                     MIDCAP GROWTH      Columbia Acorn Select
                                        Columbia Mid Cap Growth

--------------------------------------------------------------------------------
                      MIDCAP VALUE      Columbia Dividend Income
                                        Columbia Mid Cap Value*
                                        Columbia Strategic Investor

--------------------------------------------------------------------------------
                      SMALL GROWTH      Columbia Acorn
                                        Columbia Acorn USA
                                        Columbia Small Company Equity

--------------------------------------------------------------------------------
                       SMALL VALUE      Columbia Small Cap
                                        Columbia Small Cap Value

--------------------------------------------------------------------------------
                          BALANCED      Columbia Asset Allocation
                                        Columbia Balanced
                                        Columbia Liberty Fund
                                        Columbia Thermostat

--------------------------------------------------------------------------------
                         SPECIALTY      Columbia Real Estate Equity
                                        Columbia Technology
                                        Columbia Utilities

--------------------------------------------------------------------------------
              TAXABLE FIXED-INCOME      Columbia Corporate Bond
                                        Columbia Federal Securities
                                        Columbia Fixed Income Securities
                                        Columbia High Yield
                                        Columbia High Yield Opportunities
                                        Columbia Income
                                        Columbia Intermediate Bond
                                        Columbia Intermediate Government Income*
                                        Columbia Quality Plus Bond
                                        Columbia Short Term Bond*
                                        Columbia Strategic Income
--------------------------------------------------------------------------------
                        TAX EXEMPT      Columbia High Yield Municipal
                                        Columbia Intermediate Tax-Exempt Bond
                                        Columbia Managed Municipals*
                                        Columbia National Municipal Bond**
                                        Columbia Tax-Exempt
                                        Columbia Tax-Exempt Insured

--------------------------------------------------------------------------------
                                                   COLUMBIA DIVIDEND INCOME FUND

------------------------------------------------------------------------------------------
           SINGLE STATE TAX EXEMPT      Columbia California Tax-Exempt
                                        Columbia Connecticut Intermediate Municipal Bond
                                        Columbia Connecticut Tax-Exempt
                                        Columbia Florida Intermediate Municipal Bond*
                                        Columbia Massachusetts Intermediate Municipal Bond
                                        Columbia Massachusetts Tax-Exempt
                                        Columbia New Jersey Intermediate Municipal Bond
                                        Columbia New York Intermediate Municipal Bond
                                        Columbia New York Tax-Exempt
                                        Columbia Oregon Municipal Bond
                                        Columbia Pennsylvania Intermediate Municipal Bond*
                                        Columbia Rhode Island Intermediate Municipal Bond
------------------------------------------------------------------------------------------
                      MONEY MARKET      Columbia Money Market
                                        Columbia Municipal Money Market

------------------------------------------------------------------------------------------
              INTERNATIONAL/GLOBAL      Columbia Acorn International
                                        Columbia Acorn International Select
                                        Columbia Global Equity
                                        Columbia International Stock
                                        Columbia Newport Greater China
                                        Columbia Newport Tiger*
------------------------------------------------------------------------------------------
                             INDEX      Columbia Large Company Index*
                                        Columbia Small Company Index*
                                        Columbia U.S. Treasury Index

                    * The fund will be closed to new investments after the close of business on April 29, 2005. The fund's trustees have approved the merger, which is scheduled to occur during September and October, pending shareholder approval.

                    ** The fund will be closed to new investments after the close of business on April 29, 2005. The fund's trustees have approved the liquidation, which is scheduled to occur during September, pending shareholder approval.



                         Please consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. Contact us at 800-345-6611 for a prospectus which contains this and other important information about the fund. Read it carefully before you invest.

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management Group and Columbia Management refer collectively to the various investment advisory subsidiaries of Columbia Management Group, including Columbia Management Advisors, Inc., the registered investment advisor, and Columbia Funds Distributor, Inc.

IMPORTANT INFORMATION ABOUT THIS REPORT
--------------------------------------------------------------------------------
                                                   COLUMBIA DIVIDEND INCOME FUND

TRANSFER AGENT
Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800-345-6611

DISTRIBUTOR
Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR
Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Dividend Income Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the funds and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios.

[eDelivery logo]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

Columbia Dividend Income Fund  Semiannual Report, March 31, 2005


Columbia Management(R)

(c) 2005 Columbia Funds Distributor, Inc.
One Financial Center, Boston, MA 02111-2621
800.345.6611  www.columbiafunds.com

                                                               ---------------
                                                                  PRSRT STD
                                                                U.S. Postage
                                                                    PAID
                                                                Holliston, MA
                                                                Permit NO. 20
                                                               ---------------




                                                  G-03/050V-0405 (05/05) 05/5591

[GRAPHIC]

COLUMBIA GROWTH STOCK FUND

SEMIANNUAL REPORT

MARCH 31, 2005

TABLE OF CONTENTS

Fund Profile                                                               1

Performance Information                                                    2

Understanding Your Expenses                                                3

Economic Update                                                            4

Portfolio Manager's Report                                                 5

Financial Statements                                                       7

   Investment Portfolio                                                    7

   Statement of Assets and Liabilities                                    10

   Statement of Operations                                                11

   Statement of Changes in Net Assets                                     12

   Notes to Financial Statements                                          13

   Financial Highlights                                                   18

   Board Consideration and Approval of Investment Advisory Agreement      22

Important Information
About This Report                                                         25

Economic and market conditions change frequently. There is no assurance that trends described in this report will continue or commence.

 NOT FDIC    MAY LOSE VALUE
 INSURED  -------------------
           NO BANK GUARANTEE

PRESIDENT'S MESSAGE
                                                      COLUMBIA GROWTH STOCK FUND

[PHOTO OF CHRISTOPHER WILSON]

DEAR SHAREHOLDER:

In 2004, Columbia Funds became part of the Bank of America family, one of the largest, most respected financial institutions in the United States. As a direct result of this merger, a number of changes are in the works that we believe may offer significant benefits for our shareholders. Plans are underway to combine various Nations Funds and Columbia Funds together to form a single fund family that covers a wide range of markets, sectors and asset classes under the management of talented, seasoned investment professionals. As a result, some funds will be merged in order to eliminate redundancies and fund management teams will be aligned to help maximize performance potential. You will receive more detailed information about these proposed mergers, and you will be asked to vote on certain fund changes that may affect you and your account. In this matter, your timely response will help us to implement the changes in 2005.

The increased efficiencies we expect from a more streamlined offering of funds may help us reduce fees charged to the funds, because larger funds often benefit from size and scale of operations. For example, significant savings for the combined complex may result from the consolidation of certain vendor agreements. In fact, we recently announced plans to consolidate the transfer agency of all of our funds and consolidate custodial services, each under a single vendor. We have also reduced management fees for many funds as part of our settlement agreement (See Note 7 in the Notes to Financial Statements) with the New York Attorney General.

As a result of these changes, we believe we will offer shareholders an even stronger lineup of investment options, with management expenses that continue to be competitive and fair. What will not change as we enter this next phase of consolidation is our commitment to the highest standards of performance and our dedication to superior service. Change for the better has another name: it's called improvement. It helps move us forward, and we believe that it represents progress for all our shareholders in their quest for long-term financial success. In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund's manager or managers on key factors that influenced performance. We hope that you will read the manager reports carefully and discuss any questions you might have with your financial advisor. As always, we thank you for choosing Columbia Funds. We appreciate your continued confidence. And, we look forward to helping you keep your long-term financial goals on target in the years to come.

Sincerely,

/s/ Christopher Wilson

Christopher Wilson
Head of Mutual Funds, Columbia Management

Christopher Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Management's liaison to the mutual fund boards of trustees. Chris joined Bank of America in August 2004.

FUND PROFILE
                                                      COLUMBIA GROWTH STOCK FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

SECTORS AS OF 03/31/05 (%)

Information technology                35.4
Health care                           21.6
Consumer staples                      13.4
Consumer discretionary                13.3
Financials                             7.7
Industrials                            4.7
Energy                                 3.9

TOP 10 HOLDINGS AS OF 03/31/05 (%)

Microsoft                             4.8
General Electric                      4.7
Medtronic                             4.6
Johnson & Johnson                     4.2
Schlumberger                          3.9
Costco Wholesale                      3.9
Novartis                              3.8
Wal-Mart Stores                       3.5
Wells Fargo                           3.3
Dell                                  3.3

Portfolio holdings are calculated as a percentage of net assets. Sector breakdown is calculated as a percentage of total investments excluding short-term investments.

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

[SIDENOTE]

SUMMARY

- FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2005, THE FUND'S CLASS A SHARES RETURNED 3.68% WITHOUT SALES CHARGE.

- A STOCK MARKET RALLY IN THE FOURTH QUARTER OF 2004 HELPED THE FUND, ITS BENCHMARK AND PEER GROUP TO A POSITIVE RETURN FOR THE PERIOD.

- THE FUND BENEFITED FROM ITS STRATEGY OF BUYING AND HOLDING CONCENTRATED POSITIONS IN STOCKS WITH STRONG LONG-TERM EARNINGS GROWTH PROSPECTS. A FEW STOCKS WHOSE NEAR-TERM EARNINGS GROWTH FELL SHORT OF INVESTOR EXPECTATIONS ACCOUNTED FOR MOST OF THE FUND'S SHORTFALL RELATIVE TO ITS BENCHMARK.

CLASS A SHARES                        3.68%
RUSSELL 1000 GROWTH INDEX             4.71%

                                    OBJECTIVE
                        Seeks long-term growth of capital

                                TOTAL NET ASSETS
                                 $640.0 million

MANAGEMENT STYLE

[GRAPHIC]

PERFORMANCE INFORMATION
                                                      COLUMBIA GROWTH STOCK FUND

[CHART]

VALUE OF A $10,000 INVESTMENT 04/01/95 - 03/31/05

                CLASS A SHARES       CLASS A SHARES            RUSSELL 1000
             WITHOUT SALES CHARGE   WITH SALES CHARGE          GROWTH INDEX
 04/1/1995            $    10,000           $   9,425           $    10,000
 4/30/1995            $    10,271           $   9,680           $    10,219
 5/31/1995            $    10,483           $   9,880           $    10,575
 6/30/1995            $    10,905           $  10,278           $    10,983
 7/31/1995            $    11,305           $  10,655           $    11,440
 8/31/1995            $    11,425           $  10,768           $    11,452
 9/30/1995            $    12,009           $  11,318           $    11,980
10/31/1995            $    11,940           $  11,254           $    11,989
11/30/1995            $    12,515           $  11,795           $    12,455
12/31/1995            $    12,647           $  11,920           $    12,526
 1/31/1996            $    12,916           $  12,173           $    12,944
 2/29/1996            $    13,087           $  12,335           $    13,181
 3/31/1996            $    13,244           $  12,483           $    13,198
 4/30/1996            $    13,401           $  12,630           $    13,545
 5/31/1996            $    13,977           $  13,173           $    14,018
 6/30/1996            $    14,128           $  13,316           $    14,038
 7/31/1996            $    13,265           $  12,502           $    13,215
 8/31/1996            $    13,598           $  12,816           $    13,556
 9/30/1996            $    14,537           $  13,701           $    14,543
10/31/1996            $    14,840           $  13,986           $    14,630
11/30/1996            $    15,657           $  14,757           $    15,729
12/31/1996            $    15,297           $  14,418           $    15,421
 1/31/1997            $    16,636           $  15,679           $    16,502
 2/28/1997            $    16,301           $  15,364           $    16,390
 3/31/1997            $    15,260           $  14,382           $    15,503
 4/30/1997            $    16,461           $  15,514           $    16,532
 5/31/1997            $    17,524           $  16,516           $    17,726
 6/30/1997            $    18,330           $  17,276           $    18,435
 7/31/1997            $    19,745           $  18,610           $    20,065
 8/31/1997            $    18,430           $  17,370           $    18,891
 9/30/1997            $    19,352           $  18,239           $    19,820
10/31/1997            $    18,930           $  17,841           $    19,087
11/30/1997            $    19,369           $  18,255           $    19,898
12/31/1997            $    20,138           $  18,980           $    20,121
 1/31/1998            $    20,067           $  18,913           $    20,723
 2/28/1998            $    21,508           $  20,271           $    22,281
 3/31/1998            $    22,448           $  21,157           $    23,170
 4/30/1998            $    22,751           $  21,443           $    23,490
 5/31/1998            $    22,501           $  21,207           $    22,822
 6/30/1998            $    23,855           $  22,484           $    24,219
 7/31/1998            $    23,529           $  22,176           $    24,059
 8/31/1998            $    19,460           $  18,341           $    20,448
 9/30/1998            $    20,260           $  19,095           $    22,018
10/31/1998            $    21,849           $  20,592           $    23,789
11/30/1998            $    23,465           $  22,116           $    25,599
12/31/1998            $    25,282           $  23,828           $    27,908
 1/31/1999            $    27,418           $  25,841           $    29,546
 2/28/1999            $    26,642           $  25,110           $    28,196
 3/31/1999            $    28,329           $  26,700           $    29,682
 4/30/1999            $    27,855           $  26,254           $    29,721
 5/31/1999            $    27,109           $  25,550           $    28,808
 6/30/1999            $    29,118           $  27,443           $    30,825
 7/31/1999            $    28,189           $  26,568           $    29,845
 8/31/1999            $    27,828           $  26,228           $    30,331
 9/30/1999            $    27,552           $  25,968           $    29,694
10/31/1999            $    29,252           $  27,570           $    31,936
11/30/1999            $    30,589           $  28,830           $    33,660
12/31/1999            $    34,538           $  32,552           $    37,161
 1/31/2000            $    34,601           $  32,611           $    35,418
 2/29/2000            $    38,036           $  35,849           $    37,150
 3/31/2000            $    39,988           $  37,688           $    39,810
 4/30/2000            $    38,000           $  35,815           $    37,915
 5/31/2000            $    35,074           $  33,057           $    36,004
 6/30/2000            $    38,199           $  36,003           $    38,733
 7/31/2000            $    36,908           $  34,786           $    37,118
 8/31/2000            $    40,481           $  38,153           $    40,477
 9/30/2000            $    37,206           $  35,067           $    36,648
10/31/2000            $    34,308           $  32,335           $    34,915
11/30/2000            $    29,611           $  27,908           $    29,768
12/31/2000            $    30,621           $  28,860           $    28,828
 1/31/2001            $    31,637           $  29,818           $    30,820
 2/28/2001            $    27,778           $  26,180           $    25,587
 3/31/2001            $    25,708           $  24,230           $    22,803
 4/30/2001            $    28,163           $  26,544           $    25,687
 5/31/2001            $    27,406           $  25,830           $    25,310
 6/30/2001            $    26,301           $  24,789           $    24,722
 7/31/2001            $    25,018           $  23,579           $    24,104
 8/31/2001            $    23,074           $  21,747           $    22,133
 9/30/2001            $    21,027           $  19,818           $    19,924
10/31/2001            $    21,658           $  20,413           $    20,970
11/30/2001            $    23,423           $  22,076           $    22,985
12/31/2001            $    23,290           $  21,950           $    22,941
 1/31/2002            $    22,593           $  21,294           $    22,535
 2/28/2002            $    21,488           $  20,253           $    21,600
 3/31/2002            $    22,460           $  21,168           $    22,347
 4/30/2002            $    21,184           $  19,966           $    20,524
 5/31/2002            $    20,784           $  19,589           $    20,027
 6/30/2002            $    19,115           $  18,016           $    18,175
 7/31/2002            $    17,450           $  16,446           $    17,175
 8/31/2002            $    17,378           $  16,379           $    17,227
 9/30/2002            $    15,658           $  14,758           $    15,440
10/31/2002            $    16,474           $  15,526           $    16,856
11/30/2002            $    17,431           $  16,428           $    17,771
12/31/2002            $    16,331           $  15,392           $    16,543
 1/31/2003            $    16,047           $  15,124           $    16,141
 2/28/2003            $    15,604           $  14,707           $    16,067
 3/31/2003            $    15,941           $  15,024           $    16,366
 4/30/2003            $    17,165           $  16,178           $    17,575
 5/31/2003            $    17,980           $  16,947           $    18,452
 6/30/2003            $    18,051           $  17,013           $    18,707
 7/31/2003            $    18,653           $  17,581           $    19,173
 8/31/2003            $    18,991           $  17,899           $    19,650
 9/30/2003            $    18,370           $  17,314           $    19,440
10/31/2003            $    19,346           $  18,233           $    20,533
11/30/2003            $    19,771           $  18,634           $    20,748
12/31/2003            $    20,356           $  19,186           $    21,466
 1/31/2004            $    20,409           $  19,236           $    21,904
 2/29/2004            $    20,179           $  19,018           $    22,044
 3/31/2004            $    19,682           $  18,551           $    21,634
 4/30/2004            $    19,328           $  18,217           $    21,383
 5/31/2004            $    19,842           $  18,701           $    21,781
 6/30/2004            $    19,824           $  18,684           $    22,053
 7/31/2004            $    18,690           $  17,616           $    20,807
 8/31/2004            $    18,335           $  17,281           $    20,705
 9/30/2004            $    18,300           $  17,248           $    20,902
10/31/2004            $    18,780           $  17,700           $    21,228
11/30/2004            $    19,206           $  18,102           $    21,958
12/31/2004            $    19,773           $  18,636           $    22,819
 1/31/2005            $    19,241           $  18,134           $    22,059
 2/28/2005            $    19,543           $  18,419           $    22,293
03/31/2005            $    18,965           $  17,875           $    21,888

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/05 (%)

SHARE CLASS                      A                  B                   C                Z
------------------------------------------------------------------------------------------------
INCEPTION                     07/15/02           07/15/02            07/15/02         07/01/58
------------------------------------------------------------------------------------------------
SALES CHARGE               WITHOUT    WITH     WITHOUT    WITH     WITHOUT    WITH     WITHOUT
------------------------------------------------------------------------------------------------
6-MONTH (CUMULATIVE)          3.68   -2.28        3.36   -1.64        3.26    2.26        4.07
1-YEAR                       -3.60   -9.17       -4.25   -9.03       -4.25   -5.21       -2.80
5-YEAR                      -13.85  -14.87      -14.18  -14.47      -14.18  -14.18      -13.52
10-YEAR                       6.61    5.98        6.41    6.41        6.41    6.41        6.82

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12b-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursements of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The performance information for class A, B and C shares (newer class shares) includes returns for the fund's class Z shares (the oldest existing fund class) for periods prior to the inception date of the newer class shares. The newer class shares returns are not restated to reflect any expense differential (e.g. Rule 12b-1 fees and transfer agent fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the newer class shares would have been different. Class A, B and C shares were initially offered July 15, 2002 and class Z shares were initially offered July 1, 1958.

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT 04/01/95 - 03/31/05 ($)

SALES CHARGE:          WITHOUT         WITH
--------------------------------------------
CLASS A                 18,965        17,875
CLASS B                 18,606        18,606
CLASS C                 18,607        18,607
CLASS Z                 19,336           N/A

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

UNDERSTANDING YOUR EXPENSES
                                                      COLUMBIA GROWTH STOCK FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

10/01/04 - 03/31/05

                  ACCOUNT VALUE AT THE          ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
               BEGINNING OF THE PERIOD ($)      END OF THE PERIOD ($)      DURING THE PERIOD ($)      EXPENSE RATIO (%)
-------------------------------------------------------------------------------------------------------------------------
                ACTUAL      HYPOTHETICAL     ACTUAL      HYPOTHETICAL    ACTUAL      HYPOTHETICAL
-------------------------------------------------------------------------------------------------------------------------
CLASS A        1,000.00         1,000.00    1,036.80         1,016.53      8.56              8.47            1.69
CLASS B        1,000.00         1,000.00    1,033.61         1,012.81     12.33             12.20            2.43
CLASS C        1,000.00         1,000.00    1,032.61         1,013.06     12.07             11.95            2.38
CLASS Z        1,000.00         1,000.00    1,040.74         1,020.34      4.69              4.64            0.92

Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor not waived or reimbursed a portion of class Z shares' expenses, class Z shares' total return would have been reduced.

Had the distributor not waived a portion of class A shares' expenses, class A shares' total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[SIDENOTE]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT www.columbiafunds.com OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

ECONOMIC UPDATE
                                                      COLUMBIA GROWTH STOCK FUND

During the six-month period that began October 1, 2004, and ended March 31, 2005, the US economy grew at a healthy pace as household and business spending expanded. Fourth quarter gross domestic product (GDP) growth was originally estimated at 3.1%. However, it was revised to 3.8% once it was discovered that the trade gap appeared to have been overstated. In fact, nearly all sectors that contribute to US GDP were revised higher. First quarter GDP was reported at 3.1%--lower than most economists expected it to be, but still slightly above the economy's long-term growth rate of 3.0%.

Job growth dominated US economic news as the pace of new job creation picked up and more than two million jobs were created in 2004. In 2005 both January and March job additions came in somewhat below expectations, putting an end to the rise in consumer confidence readings. Yet, consumers overall remained significantly more optimistic about the prospects for the economy and about their own employment than they were a year ago.

STOCKS PICK UP, THEN LOSE MOMENTUM

Stock market performance picked up as employment news improved in 2004 and uncertainty surrounding the US presidential election was resolved. But investors turned cautious early in 2005 at the possibility of higher interest rates, higher inflation, sharply higher energy prices and subdued corporate profit growth and the stock market lost momentum. Nevertheless, the stock market delivered solid gains for the period. The S&P 500 Index returned 6.88%. Small-cap stocks did better than large-cap stocks, as measured by the Russell 2000 Index, which gained 8.00% over the same period. Energy and utility stocks were the period's strongest performers.

BOND RETURNS SLIDE LATE IN THE PERIOD

In the first half of the period, the US bond market was on track to deliver solid returns. Bond investors responded favorably to short-term interest rate hikes by the Federal Reserve Board (the Fed) because they indicated that the Fed was on top of inflation. Yields on intermediate and long-term bonds edged lower--and prices rose. However, halfway through the period, investors were unsettled by Fed Chairman Greenspan's comments that the movement of short and long-term rates in opposite directions represented a conundrum for the markets, and bonds reversed course in the last six weeks of the period. The Lehman Brothers Aggregate Bond Index returned 0.47% for the period. Municipal bonds outperformed taxable bonds, Treasury bonds outperformed corporate bonds and high-yield bonds led the fixed income markets. The Merrill Lynch US High Yield, Cash Pay Index returned 2.96%.

HIGHER SHORT-TERM INTEREST RATES

The Fed made good on its announced intentions to raise the federal funds rate, a key short-term rate, in an effort to balance economic growth against inflationary pressures. After four one-quarter percentage point increases during this reporting period, the federal funds rate stood at 2.75%.(1) Last year the Fed indicated that it would continue to raise short-term interest rates at a measured pace. However, in its March meeting, the Fed hinted at the possibility of a more aggressive pace in months to come.

(1) On May 3, 2005, the federal funds rate was raised to 3.0%.

[SIDENOTE]

SUMMARY
FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2005

- BUOYED BY A MARKET RALLY IN THE FIRST HALF OF THE PERIOD, THE S&P 500 INDEX RETURNED 6.88%. SMALL-CAP STOCKS DID EVEN BETTER, AS MEASURED BY THE RUSSELL 2000 INDEX.

S&P 500 INDEX                         6.88%
RUSSELL 2000 INDEX                    8.00%

- DESPITE RISING INTEREST RATES, BONDS DELIVERED MODEST GAINS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX RETURNED 0.47%. HIGH-YIELD BONDS LED THE FIXED INCOME MARKETS. THE MERRILL LYNCH US HIGH YIELD, CASH PAY INDEX RETURNED 2.96%

LEHMAN INDEX                          0.47%
MERRILL LYNCH INDEX                   2.96%

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest US companies based on market capitalization.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, paydowns and total return performance of fixed-rate, publicly placed, dollar-denominated, non-convertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment grade corporate bonds.

PORTFOLIO MANAGER'S REPORT
                                                      COLUMBIA GROWTH STOCK FUND

For the six-month period ended March 31, 2005, Columbia Growth Stock Fund class A shares returned 3.68% without sales charge. Performance trailed the Russell 1000 Growth Index, which returned 4.71%, as well as the Morningstar Large Growth Category average, which was 5.42%.(1) We maintained our strategy of buying and holding concentrated positions in stocks with the potential for superior performance over the long term. Our patience resulted in strong returns from many stocks. However, the fund underperformed its benchmark primarily because of disappointing returns from selected consumer staples and financial stocks.

DISAPPOINTING RETURNS FROM CONSUMER STAPLES AND FINANCIAL STOCKS

In consumer staples, Wal-Mart Stores' sales growth suffered as higher gasoline prices curbed discretionary spending for lower income consumers. Financials produced weak returns, led by American International Group. The stock declined sharply, as the New York attorney general's office began questioning the company's accounting practices. We held onto both investments, believing in their long-term potential.

MEDIA WINNERS BOLSTERED CONTRIBUTION FROM CONSUMER DISCRETIONARY SECTOR

Consumer discretionary stocks delivered the biggest boost to performance during the six-month reporting period. Within the sector, we focused on media stocks. After declining in 2004, media stocks reached levels that attracted renewed investor interest in 2005. Merger and acquisition activity as well as talk of share buybacks and potential restructurings further propelled the industry. Comcast, a leading cable company, was among the top contributors to performance.

RESUSCITATED HEALTH CARE STOCKS AIDED PERFORMANCE

Some health care stocks were standouts. Johnson & Johnson rallied nicely after reporting strong growth in its consumer products business and announcing it would acquire Guidant (not in the portfolio). In addition, Cardinal Health, a pharmaceutical wholesaler, rebounded in anticipation of the company's improved prospects. We downplayed branded pharmaceuticals amid concerns over the safety of COX-2 inhibitors, the impact of patent expirations and the lack of new blockbuster drugs. The fund did, however, have an investment in Pfizer, which detracted from returns.

(1) (C)2004, Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

     Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

[SIDENOTE]

NET ASSET VALUE PER SHARE
AS OF 03/31/05 ($)

CLASS A                            10.70
CLASS B                            10.15
CLASS C                            10.14
CLASS Z                             8.69

HOLDINGS DISCUSSED IN THIS REPORT AS OF 03/31/05 (%)

WAL-MART STORES                    3.5
AMERICAN INTERNATIONAL GROUP       2.8
COMCAST                            3.1
JOHNSON & JOHNSON                  4.2
CARDINAL HEALTH                    2.9
PFIZER                             3.1
ANALOG DEVICES                     1.7
MAXIM INTEGRATED PRODUCTS          2.8
ASML HOLDING NV                    3.0
MARVELL TECHNOLOGY                 1.7

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

RISING ENERGY PRICES PRESSURED TECHNOLOGY STOCKS

The fund had a larger position in technology stocks than its benchmark, even as sharply higher oil prices hampered the growth of corporate spending. As many tech companies struggled with overstocked inventories, stock prices faltered. Yet, we continued to believe in the sector's above-average, long-term growth prospects, focusing on high-quality tech companies with proprietary products that could drive superior earnings growth over time. Investments in Analog Devices and Maxim Integrated Products posted disappointing near-term returns, but ASML Holding NV and Marvell Technology enjoyed sharp gains as investors returned to the sector late in the period. ASML is the leading manufacturer of the lithography machines that print the patterns on semiconductors. Marvell Technology is best known for making semiconductors that go into products like the Apple iPod. Both companies generated strong earnings growth while positioning themselves for next-generation technologies.

POTENTIALLY GREATER REWARDS FOR COMPANIES WITH STRONG EARNINGS GROWTH

While many companies benefit in the early stages of an economic recovery, it becomes more difficult to increase profits when economic growth slows to a more moderate pace. As a result, investors typically become more selective in the latter stages of the economic cycle. History shows that they tend to put more of a premium on companies with good businesses that can continue to deliver strong earnings growth. While many companies benefit in the early stages of an economic recovery, it becomes more difficult to increase profits when economic growth slows to a more moderate pace. In the latter stages of an economic cycle revenue and earnings growth become increasingly more scarce. In response, investors tend to focus on high quality companies that can sustain superior growth and profitability. The fund's portfolio concentrates on high quality companies that we believe can produce superior results over the course of the economic cycle.

[PHOTO OF PAUL BLAUSTEIN]

Paul Blaustein, CFA, has managed Columbia Growth Stock Fund since November 2003 and has been with the advisor since 2003.


/s/ Paul A Blaustein

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

[SIDENOTE]

THE FUND'S PORTFOLIO CONCENTRATES ON HIGH QUALITY COMPANIES THAT WE BELIEVE CAN PRODUCE SUPERIOR RESULTS OVER THE COURSE OF THE ECONOMIC CYCLE.

INVESTMENT PORTFOLIO
MARCH 31, 2005 (UNAUDITED)                            COLUMBIA GROWTH STOCK FUND

                                                                                                        SHARES        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 99.4%

CONSUMBER DISCRETIONARY - 13.2%

                               Media - 11.6%   Comcast Corp., Class A (a)                              590,900       19,960,602
                                               Liberty Media Corp., Class A (a)                        944,300        9,792,391
                                               Liberty Media International,
                                                Inc., Class A (a)                                       58,210        2,546,105
                                               News Corp., Class B                                     556,900        9,807,009
                                               Time Warner, Inc. (a)                                   853,600       14,980,680
                                               Viacom, Inc., Class B                                   497,700       17,334,891
                                                                                                   Media Total       74,421,678

                     SPECIALTY RETAIL - 1.6%   Home Depot, Inc.                                        266,100       10,175,664
                                                                                        Specialty Retail Total       10,175,664
                                                                                                                 --------------
                                                                                        CONSUMER DISCRETIONARY
                                                                                                         TOTAL       84,597,342

CONSUMER STAPLES - 13.3%

             FOOD & STAPLES RETAILING - 7.4%   Costco Wholesale Corp.                                  564,900       24,957,282
                                               Wal-Mart Stores, Inc.                                   447,300       22,414,203
                                                                                      Food & Staples Retailing
                                                                                                         Total       47,371,485

                   HOUSEHOLD PRODUCTS - 5.9%   Colgate-Palmolive Co.                                   382,400       19,949,808
                                               Procter & Gamble Co.                                    335,700       17,792,100
                                                                                      Household Products Total       37,741,908
                                                                                                                 --------------
                                                                                        CONSUMER STAPLES TOTAL       85,113,393

ENERGY - 3.9%

          ENERGY EQUIPMENT & SERVICES - 3.9%   Schlumberger Ltd.                                       355,400       25,048,592
                                                                                            Energy Equipment &
                                                                                                Services Total       25,048,592
                                                                                                                 --------------
                                                                                                  ENERGY TOTAL       25,048,592

FINANCIALS - 7.6%

                      CAPITAL MARKETS - 1.5%   Merrill Lynch & Co., Inc.                               167,700        9,491,820
                                                                                         Capital Markets Total        9,491,820

                     COMMERCIAL BANKS - 3.3%   Wells Fargo & Co.                                       356,300       21,306,740
                                                                                        Commercial Banks Total       21,306,740

                            INSURANCE - 2.8%   American International Group, Inc.                      325,800       18,052,578
                                                                                               Insurance Total       18,052,578
                                                                                                                 --------------
                                                                                              FINANCIALS TOTAL       48,851,138

HEALTH CARE - 21.5%

                        BIOTECHNOLOGY - 3.0%   Amgen, Inc. (a)                                         324,000       18,860,040
                                                                                           Biotechnology Total       18,860,040

     HEALTH CARE EQUIPMENT & SUPPLIES - 4.6%   Medtronic, Inc.                                         577,000       29,398,150
                                                                                       Health Care Equipment &
                                                                                                Supplies Total       29,398,150

     HEALTH CARE PROVIDERS & SERVICES - 2.9%   Cardinal Health, Inc.                                   333,000       18,581,400
                                                                                      Health Care Providers &
                                                                                                Services Total       18,581,400

                     PHARMACEUTICALS - 11.0%   Johnson & Johnson                                       398,700       26,776,692
                                               Novartis AG, ADR                                        518,300       24,246,074
                                               Pfizer, Inc.                                            745,500       19,584,285
                                                                                         Pharmaceuticals Total       70,607,051
                                                                                                                 --------------
                                                                                             HEALTH CARE TOTAL      137,446,641

                                 See Accompanying Notes to Financial Statements.

                                                                                                        SHARES        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

INDUSTRIALS - 4.7%

             INDUSTRIAL CONGLOMERATES - 4.7%   General Electric Co.                                    832,400       30,016,344
                                                                                      Industrial Conglomerates
                                                                                                         Total       30,016,344
                                                                                                                 --------------
                                                                                             INDUSTRIALS TOTAL       30,016,344

INFORMATION TECHNOLOGY - 35.2%

             COMMUNICATIONS EQUIPMENT - 3.1%   Cisco Systems, Inc. (a)                               1,103,700       19,745,193
                                                                                      Communications Equipment
                                                                                                         Total       19,745,193

              COMPUTERS & PERIPHERALS - 3.3%   Dell, Inc. (a)                                          545,400       20,954,268
                                                                                       Computers & Peripherals
                                                                                                         Total       20,954,268

                          IT SERVICES - 1.8%   Paychex, Inc.                                           343,800       11,283,516
                                                                                             IT Services Total       11,283,516

                            SEMICONDUCTORS &
             SEMICONDUCTOR EQUIPMENT - 20.6%   Altera Corp. (a)                                        979,600       19,376,488
                                               Analog Devices, Inc.                                    293,800       10,617,932
                                               Applied Materials, Inc.                                 847,400       13,770,250
                                               ASML Holding N.V., N.Y. Registered
                                                Shares (a)                                           1,141,000       19,134,570
                                               Marvell Technology Group Ltd. (a)                       291,800       11,187,612
                                               Maxim Integrated Products, Inc.                         432,300       17,668,101
                                               Microchip Technology, Inc.                              333,600        8,676,936
                                               Novellus Systems, Inc. (a)                              486,000       12,990,780
                                               Xilinx, Inc.                                            629,000       18,385,670
                                                                                              Semiconductors &
                                                                                       Semiconductor Equipment
                                                                                                         Total      131,808,339

                             SOFTWARE - 6.4%   Microsoft Corp.                                       1,259,600       30,444,532
                                               SAP AG, ADR                                             272,000       10,901,760
                                                                                                Software Total       41,346,292
                                                                                                                 --------------
                                                                                        INFORMATION TECHNOLOGY
                                                                                                         TOTAL      225,137,608
                                                                                                                 --------------
                                               TOTAL COMMON STOCKS (cost of $541,350,424)                           636,211,058

                                                                                                       PAR ($)
-------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM OBLIGATION - 0.7%

                                               Repurchase agreement with State
                                               Street Bank & Trust Co., dated
                                               03/31/05, due 04/01/05 at 2.450%,
                                               collateralized by a U.S. Treasury
                                               Bill maturing 05/31/05, market value
                                               of $4,662,704 (repurchase proceeds
                                               $4,569,311)                                           4,569,000        4,569,000

                                               TOTAL SHORT-TERM OBLIGATION
                                               (COST OF $4,569,000)                                                   4,569,000

                                               TOTAL INVESTMENTS - 100.1%
                                               (COST OF $545,919,424) (b)                                           640,780,058

                                               OTHER ASSETS & LIABILITIES, NET - (0.1)%                                (819,338)

                                               NET ASSETS - 100.0%                                                  639,960,720

NOTES TO INVESTMENT PORTFOLIO:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $545,919,424.

ACRONYM     NAME
ADR         American Depositary Receipt

See Accompanying Notes to Financial Statements.

At March 31, 2005, the Fund held investments in the following sectors:

                                                    % OF
SECTOR                                           NET ASSETS
-------------------------------------------------------------
Information Technology                               35.2%
Health Care                                          21.5
Consumer Staples                                     13.3
Consumer Discretionary                               13.2
Financials                                            7.6
Industrials                                           4.7
Energy                                                3.9
Short-Term Obligation                                 0.7
Other Assets & Liabilities, Net                      (0.1)
                                                    -----
                                                    100.0%
                                                    =====

                                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2005 (UNAUDITED)                            COLUMBIA GROWTH STOCK FUND

                                                                                                                           ($)
------------------------------------------------------------------------------------------------------------------------------
                                  ASSETS     Investments, at cost                                                  545,919,424
                                                                                                              ----------------
                                             Investments, at value                                                 640,780,058
                                             Cash                                                                           86
                                             Receivable for:
                                               Fund shares sold                                                        230,554
                                               Interest                                                                    311
                                               Dividends                                                               831,522
                                             Expense reimbursement due from Investment Advisor                          35,283
                                             Deferred Trustees' compensation plan                                       23,564
                                             Other assets                                                              202,855
                                                                                                              ----------------
                                                                                               Total Assets        642,104,233

                             LIABILITIES     Payable for:
                                               Fund shares repurchased                                               1,044,852
                                               Investment advisory fee                                                 338,585
                                               Administration fee                                                       76,181
                                               Transfer agent fee                                                      365,285
                                               Pricing and bookkeeping fees                                             10,700
                                               Distribution and service fees                                           208,513
                                             Deferred Trustees' fees                                                    23,564
                                             Other liabilities                                                          75,833
                                                                                                              ----------------
                                                                                          Total Liabilities          2,143,513

                                                                                                 NET ASSETS        639,960,720

               COMPOSITION OF NET ASSETS     Paid-in capital                                                     1,012,306,232
                                             Undistributed net investment income                                     2,202,275
                                             Accumulated net realized loss                                        (469,408,421)
                                             Net unrealized appreciation on investments                             94,860,634
                                                                                                              ----------------
                                                                                                 NET ASSETS        639,960,720

                                 CLASS A     Net assets                                                             56,786,409
                                             Shares outstanding                                                      5,304,682
                                             Net asset value per share                                                   10.70(a)
                                             Maximum offering price per share ($10.70/0.9425)                            11.35(b)

                                 CLASS B     Net assets                                                            212,428,912
                                             Shares outstanding                                                     20,937,195
                                             Net asset value and offering price per share                                10.15(a)

                                 CLASS C     Net assets                                                             17,157,023
                                             Shares outstanding                                                      1,691,355
                                             Net asset value and offering price per share                                10.14(a)

                                 CLASS Z     Net assets                                                            353,588,376
                                             Shares outstanding                                                     40,696,637
                                             Net asset value, offering and redemption price per share                     8.69

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED MARCH 31, 2005 (UNAUDITED)

                                                                                                                           ($)
------------------------------------------------------------------------------------------------------------------------------
                       INVESTMENT INCOME     Dividends                                                               7,500,533
                                             Interest                                                                   33,941
                                                                                                              ----------------
                                               Total Investment Income (net of foreign taxes
                                                 withheld of $70,074)                                                7,534,474

                                EXPENSES     Investment advisory fee                                                 2,008,277
                                             Administration fee                                                        490,424
                                             Distribution fee:
                                               Class A                                                                  31,316
                                               Class B                                                                 885,532
                                               Class C                                                                  71,333
                                             Service fee:
                                               Class A                                                                  78,291
                                               Class B                                                                 295,177
                                               Class C                                                                  23,778
                                             Transfer agent fee:
                                               Class A                                                                 179,082
                                               Class B                                                                 728,859
                                               Class C                                                                  53,996
                                               Class Z                                                                 290,313
                                             Pricing and bookkeeping fees                                               88,195
                                             Trustees' fees                                                             11,605
                                             Custody fee                                                                11,994
                                             Non-recurring costs (See Note 7)                                            7,673
                                             Other expenses                                                            172,491
                                                                                                              ----------------
                                               Total Expenses                                                        5,428,336
                                             Fees and expenses waived or reimbursed by
                                               Investment Advisor - Class Z                                            (91,471)
                                             Fees waived by Distributor - Class A                                      (15,658)
                                             Non-recurring costs assumed by
                                               Investment Advisor (See Note 7)                                          (7,673)
                                                                                                              ----------------
                                               Net Expenses                                                          5,313,534
                                                                                                              ----------------
                                             Net Investment Income                                                   2,220,940

 NET REALIZED AND UNREALIZED GAIN (LOSS)     Net realized gain on investments                                       18,925,798
                          ON INVESTMENTS       Net increase from payments by affiliates and net
                                                 realized loss on disposal of investments
                                                 purchased/sold in error (See Note 8)                                       --
                                                                                                              ----------------
                                                 Net realized gain                                                  18,925,798
                                             Net change in unrealized
                                               appreciation/depreciation on investments                              6,392,774
                                                                                                              ----------------
                                             Net Gain                                                               25,318,572
                                                                                                              ----------------
                                             Net Increase in Net Assets
                                               from Operations                                                      27,539,512

                                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                  (UNAUDITED)
                                                                                             SIX MONTHS ENDED       YEAR ENDED
                                                                                                    MARCH 31,    SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS:                                                                   2005 ($)         2004 ($)
------------------------------------------------------------------------------------------------------------------------------
                              OPERATIONS     Net investment income (loss)                           2,220,940       (5,217,593)
                                             Net realized gain on investments                      18,925,798       62,741,007
                                             Net increase from payments by affiliates and
                                               net realized loss on disposal of investments
                                               purchased/sold in error (See Note 8)                        --               --
                                             Net change in unrealized
                                               appreciation/depreciation on investments             6,392,774      (53,726,795)
                                                                                             ---------------------------------
                                               Net Increase from Operations                        27,539,512        3,796,619

                      SHARE TRANSACTIONS     Class A:
                                               Subscriptions                                        4,428,356       14,653,162
                                               Redemptions                                        (16,370,380)     (31,034,051)
                                                                                             ---------------------------------
                                                 Net Decrease                                     (11,942,024)     (16,380,889)
                                             Class B:
                                               Subscriptions                                        4,518,737       15,919,825
                                               Redemptions                                        (46,004,428)     (74,892,692)
                                                                                             ---------------------------------
                                                 Net Decrease                                     (41,485,691)     (58,972,867)
                                             Class C:
                                               Subscriptions                                        1,006,979        2,549,820
                                               Redemptions                                         (4,654,365)     (10,634,792)
                                                                                             ---------------------------------
                                                 Net Decrease                                      (3,647,386)      (8,084,972)
                                             Class Z:
                                               Subscriptions                                       33,265,264       70,908,194
                                               Redemptions                                        (55,038,901)     (98,706,026)
                                                                                             ---------------------------------
                                                 Net Decrease                                     (21,773,637)     (27,797,832)
                                             Net Decrease from Share
                                               Transactions                                       (78,848,738)    (111,236,560)
                                                                                             ---------------------------------
                                                   Total Decrease in Net Assets                   (51,309,226)    (107,439,941)

                              NET ASSETS     Beginning of period                                  691,269,946      798,709,887
                                             End of period (including undistributed
                                               net investment income (loss) of $2,202,275
                                               and $(18,665), respectively)                       639,960,720      691,269,946

                       CHANGES IN SHARES     Class A:
                                               Subscriptions                                          407,208        1,324,748
                                               Redemptions                                         (1,510,165)      (2,828,087)
                                                                                             ---------------------------------
                                                 Net Decrease                                      (1,102,957)      (1,503,339)
                                             Class B:
                                               Subscriptions                                          438,729        1,497,689
                                               Redemptions                                         (4,465,103)      (7,140,520)
                                                                                             ---------------------------------
                                                 Net Decrease                                      (4,026,374)      (5,642,831)
                                             Class C:
                                               Subscriptions                                           98,112          240,936
                                               Redemptions                                           (454,550)      (1,008,828)
                                                                                             ---------------------------------
                                                 Net Decrease                                        (356,438)        (767,892)
                                             Class Z:
                                               Subscriptions                                        3,801,597        7,969,960
                                               Redemptions                                         (6,227,246)     (11,099,886)
                                                                                             ---------------------------------
                                                 Net Decrease                                      (2,425,649)      (3,129,926)

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2005 (UNAUDITED)                            COLUMBIA GROWTH STOCK FUND

NOTE 1. ORGANIZATION

Columbia Growth Stock Fund (the "Fund"), a series of Columbia Funds Trust XI (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOALS

The Fund seeks long-term growth of capital.

FUND SHARES

The Fund may issue an unlimited number of shares and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings. Awards from class action litigation are recorded as a deduction of cost if the fund still owns the applicable securities on payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

Unrealized appreciation and depreciation at March 31, 2005, based on cost of investments for federal income tax purposes was:

     Unrealized appreciation          $  127,025,579
     Unrealized depreciation             (32,164,945)
                                      --------------
       Net unrealized appreciation    $   94,860,634

The following capital loss carryforwards, determined as of September 30, 2004, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

     YEAR OF EXPIRATION    CAPITAL LOSS CARRYFORWARD
----------------------------------------------------
            2008                 $  22,583,899
            2009                   201,991,560
            2011                   253,937,044
            2012                     5,529,590
                                 -------------
                                 $ 484,042,093

Of these capital loss carryforwards, $219,806,550 ($22,583,899 expiring 09/30/08 and $197,222,651 expiring 09/30/09 and $4,768,909 expiring 09/30/09) were obtained upon the Fund's mergers with Liberty Growth Stock Fund and Stein Roe Focus Fund, respectively.

Utilization of Liberty Growth Stock Fund's and Stein Roe Focus Fund's losses could be subject to limitations imposed by the Internal Revenue Code.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISORY FEE

Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

       AVERAGE DAILY NET ASSETS      ANNUAL FEE RATE
----------------------------------------------------
          First $500 million              0.60%
      $500 million to $1 billion          0.55%
       $1 billion to $2 billion           0.50%
           Over $2 billion                0.45%

For the six months ended March 31, 2005, the Fund's annualized effective investment advisory fee rate was 0.59%.

ADMINISTRATION FEE

Columbia provides administrative and other services to the Fund for a monthly administration fee based on the Fund's average daily net assets at the following annual rates:

      AVERAGE DAILY NET ASSETS       ANNUAL FEE RATE
----------------------------------------------------
         First $500 million               0.150%
         Next $500 million                0.125%
         Next $500 million                0.100%
         Next $500 million                0.075%
          Over $2 billion                 0.050%

For the six months ended March 31, 2005, the Fund's annualized effective administration fee rate was 0.14%.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement

(the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the six months ended March 31, 2005, the annualized effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.026%.

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub transfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account per class. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The Transfer Agent has voluntarily agreed to waive a portion of the Class Z transfer agent fee so that such fee (exclusive of out-of-pocket expenses) will not exceed 0.05% annually of the Class Z average daily net assets. The Transfer Agent, at its discretion, may revise or discontinue this arrangement any time.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. For the six months ended March 31, 2005, the Distributor has retained net underwriting discounts of $5,467 on sales of the Fund's Class A shares and net CDSC fees of $717, $439,355 and $1,335 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which allows the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rates of 0.10%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund, respectively. The Distributor has voluntarily agreed to waive a portion of the Class A share distribution fee so that it will not exceed 0.05% annually of Class A average daily net assets.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the six months ended March 31, 2005, there were no such credits.

FEES PAID TO OFFICERS AND TRUSTEES

With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

OTHER

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended March 31, 2005, the Fund paid $1,098 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the six months ended March 31, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $5,421,081 and $80,842,798, respectively.

NOTE 6. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations.

For the six months ended March 31, 2005 the Fund did not borrow under this arrangement.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

LEGAL PROCEEDINGS

On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC. "At this time, the distribution plan is still under development. As such, any gain to the fund or its shareholders can not currently be determined."

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Fund and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs are expected to file a consolidated amended complaint in June 2005.

The Fund and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Fund.

In connection with events described in detail above, various parties have filed suit against certain funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL"). On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, can not currently be made.

For the six months ended March 31, 2005, Columbia has assumed $7,673 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

NOTE 8. OTHER

During the six months ended March 31, 2005, the Fund sold shares of various securities due to trading errors. The positions were subsequently repurchased at a loss of $19,656 and the Fund has been reimbursed by Columbia.

FINANCIAL HIGHLIGHTS
                                                      COLUMBIA GROWTH STOCK FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                        (UNAUDITED)
                                                   SIX MONTHS ENDED                                           PERIOD ENDED
                                                          MARCH 31,            YEAR ENDED SEPTEMBER 30,      SEPTEMBER 30,
CLASS A SHARES                                                 2005               2004             2003            2002(a)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $       10.32      $       10.36    $        8.83      $        9.98

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)                               0.03(c)           (0.08)           (0.05)             (0.01)
Net realized and unrealized gain (loss) on
investments                                                    0.35               0.04             1.58              (1.14)
                                                      -------------      -------------    -------------      -------------
Total from Investment Operations                               0.38              (0.04)            1.53              (1.15)

NET ASSET VALUE, END OF PERIOD                        $       10.70      $       10.32    $       10.36      $        8.83
Total return (d)(e)                                            3.68%(f)          (0.39)%          17.33%            (11.52)%(f)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Operating expenses (g)                                         1.68%(h)           1.55%            1.54%              1.63%(h)
Interest expense                                                 --%                --%              --%(i)             --%
Net expenses (g)                                               1.68%(h)           1.55%            1.54%              1.63%(h)
Net investment income (loss) (g)                               0.51%(h)          (0.68)%          (0.53)%            (0.41)%(h)
Waiver/reimbursement                                           0.05%              0.05%            0.05%              0.05%(h)
Portfolio turnover rate                                           1%                51%             108%                71%
Net assets, end of period (000's)                     $      56,786      $      66,142    $      81,967      $      81,442

(a) Class A shares were initially offered on July 15, 2002. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Net investment income per share reflects a special dividend which amounted to $0.06 per share.
(d) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(e) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.
(i)  Rounds to less than 0.01%.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                        (UNAUDITED)
                                                   SIX MONTHS ENDED                                           PERIOD ENDED
                                                          MARCH 31,            YEAR ENDED SEPTEMBER 30,      SEPTEMBER 30,
CLASS B SHARES                                                 2005               2004             2003            2002(a)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $        9.82      $        9.93    $        8.52      $        9.65

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                       (0.01)(c)          (0.15)           (0.11)             (0.02)
Net realized and unrealized gain (loss) on
investments                                                    0.34               0.04             1.52              (1.11)
                                                      -------------      -------------    -------------      -------------
Total from Investment Operations                               0.33              (0.11)            1.41              (1.13)

NET ASSET VALUE, END OF PERIOD                        $       10.15      $        9.82    $        9.93      $        8.52
Total return (d)                                               3.36%(e)          (1.11)%          16.55%            (11.71)%(e)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Operating expenses (f)                                         2.43%(g)           2.30%            2.24%              2.33%(g)
Interest expense                                                 --                 --               --%(h)             --
Net expenses (f)                                               2.43%(g)           2.30%            2.24%              2.33%(g)
Net investment loss (f)                                       (0.22)%(g)         (1.43)%          (1.23)%            (1.11)%(g)
Portfolio turnover rate                                           1%(e)             51%             108%                71%
Net assets, end of period (000's)                     $     212,429      $     245,137    $     303,943      $     306,561

(a) Class B shares were initially offered on July 15, 2002. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Net investment income per share reflects a special dividend which amounted to $0.06 per share.
(d) Total return at net asset value assuming no contingent deferred sales charge.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.
(h)  Rounds to less than 0.01%.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                        (UNAUDITED)
                                                   SIX MONTHS ENDED                                           PERIOD ENDED
                                                          MARCH 31,            YEAR ENDED SEPTEMBER 30,      SEPTEMBER 30,
CLASS C SHARES                                                 2005               2004             2003            2002(a)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $        9.82      $        9.92    $        8.52      $        9.64

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                       (0.01)(c)          (0.15)           (0.11)             (0.02)
Net realized and unrealized gain (loss) on
investments                                                    0.33               0.05             1.51              (1.10)
                                                      -------------      -------------    -------------      -------------
Total from Investment Operations                               0.32              (0.10)            1.40              (1.12)

NET ASSET VALUE, END OF PERIOD                        $       10.14      $        9.82    $        9.92      $        8.52
Total return (d)                                               3.26%(e)          (1.01)%          16.43%            (11.62)%(e)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Operating expenses (f)                                         2.38%(g)           2.25%            2.24%              2.33%(g)
Interest expense                                                 --                 --               --%(h)             --
Net expenses (f)                                               2.38%(g)           2.25%            2.24%              2.33%(g)
Net investment loss (f)                                       (0.18)%(g)         (1.39)%          (1.23)%            (1.11)%(g)
Portfolio turnover rate                                           1%(e)             51%             108%                71%
Net assets, end of period (000's)                     $      17,157      $      20,100    $      27,938      $      28,093

(a) Class C shares were initially offered on July 15, 2002. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Net investment income per share reflects a special dividend which amounted to $0.06 per share.
(d) Total return at net asset value assuming no contingent deferred sales charge.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.
(h)  Rounds to less than 0.01%.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                   (UNAUDITED)
                              SIX MONTHS ENDED
                                     MARCH 31,                               YEAR ENDED SEPTEMBER 30,
CLASS Z SHARES                            2005              2004        2003(a)     2002(a)(b)         2001(a)          2000(a)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                  $    8.35        $     8.32     $     7.05     $     9.45      $    19.89      $     15.73

INCOME FROM INVESTMENT
OPERATIONS:
Net investment
income (loss) (c)                         0.06(d)             --(e)          --(e)        0.01(f)        (0.01)(f)        (0.08)(f)
Net realized and unrealized
gain (loss) on investments                0.28              0.03           1.27          (2.41)          (7.77)            5.39
                                     ---------        ----------     ----------     ----------      ----------      -----------
Total from Investment
Operations                                0.34              0.03           1.27          (2.40)          (7.78)            5.31

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS:
From net realized gains                     --                --             --             --           (2.66)           (1.15)

NET ASSET VALUE, END OF PERIOD       $    8.69        $     8.35     $     8.32     $     7.05      $     9.45      $     19.89
Total return (g)                          4.07%(h)(i)       0.36%(i)      17.96%(i)     (25.34)%(i)     (43.48)%          35.04%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Operating expenses (j)                    0.92%(k)          0.89%          1.00%          0.88%(f)        0.95%(f)         0.95%(f)
Interest expense                            --                --             --%(l)         --              --               --
Net expenses (j)                          0.92%(k)          0.89%          1.00%          0.88%(f)        0.95%(f)         0.95%(f)
Net investment
income (loss) (j)                         1.27%(k)         (0.02)%         0.01%          0.08%(f)       (0.05)%(f)       (0.44)%(f)
Waiver/reimbursement                      0.05%(k)          0.05%          0.06%          0.01%             --               --
Portfolio turnover rate                      1%(h)            51%           108%            71%             73%(m)           74%(m)
Net assets, end of
period (000's)                       $ 353,588        $  359,891     $  384,861     $  360,240      $  551,474      $ 1,083,271

(a) Per share data has been restated to reflect a 3-for-1 share split effective July 25, 2003.
(b) On July 15, 2002, the Stein Roe Growth Stock Fund was redesignated Liberty Growth Stock Fund, Class Z shares.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Net investment income per share reflects a special dividend which amounted to $0.06 per share.
(e)  Rounds to less than $0.01 per share.
(f) Per share amounts and ratios reflect income and expenses inclusive of the Fund's proportionate share of the income and expenses of the SR&F Growth Stock Portfolio prior to the termination of their master/feeder fund structure on July 12, 2002.
(g)  Total return at net asset value assuming all distributions reinvested.
(h)  Not annualized.
(i) Had the Investment Advisor/Transfer Agent not waived a portion of expenses, total return would have been reduced.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k)  Annualized.
(l)  Round to less than 0.01%.
(m)  Portfolio turnover rate disclosed is for the SR&F Growth Stock Portfolio.

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENT
                                                      COLUMBIA GROWTH STOCK FUND

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that the Board of Trustees/Directors (the "Board") of the Columbia Funds (the "Funds"), including a majority of the Trustees and Directors (collectively, the "Trustees") who are not "interested persons" of the Trusts, as defined in the 1940 Act (the "Independent Trustees"), annually review and approve the terms of the Funds' investment advisory agreements. During the most recent six months covered by this report, the Board reviewed and approved the management contracts ("Advisory Agreements") with Columbia Management Advisors, Inc. ("CMA") for the Fund.

At meetings held on September 23, 2004 and October 12, 2004, the Advisory Fees and Expenses Committee (the "Committee") of the Board considered the factors described below relating to the selection of CMA and the approval of the Advisory Agreement. At a meeting held on October 13, 2004, the Board, including the Independent Trustees (who were advised by their independent legal counsel), considered these factors and reached the conclusions described below.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board considered information regarding the nature, extent and quality of services that CMA provides to the Fund under the Advisory Agreement. CMA provided the most recent investment adviser registration form ("Form ADV") and code of ethics for CMA to the Board. The Board reviewed information on the status of Securities and Exchange Commission ("SEC") and New York Attorney General ("NYAG") proceedings against CMA and certain of its affiliates, including the agreement in principle entered into with the SEC and the NYAG on March 15, 2004 to settle civil complaints filed by the SEC and the NYAG relating to trading activity in mutual fund shares.(1)

The Board evaluated the ability of CMA, including its resources, reputation and other attributes, to attract and retain highly qualified research, advisory and supervisory investment professionals. The Board considered information regarding CMA's compensation program for its personnel involved in the management of the Fund.

Based on these considerations and other factors, including those referenced below, the Board concluded that they were generally satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by CMA.

FUND PERFORMANCE AND EXPENSES

CMA provided the Board with relative performance and expense information for the Fund in a report prepared by Lipper Inc. ("Lipper") an independent provider of investment company data. The Board considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the "Performance Universe") by total return for one-year, three-year, five-year, ten-year or life of fund periods, as applicable. They also considered the Fund's performance in comparison to the performance results of a group (the "Performance Peer Group") of funds selected by Lipper based on similarities in fund type (e.g. open-end), investment classification and objective, asset size, load type and 12b-1/service fees and other expense features, and to the performance results of the Fund's benchmark index. The Board reviewed a description of Lipper's methodology for selecting the mutual funds in the Fund's Performance Peer Group and Performance Universe.

The Board considered statistical information regarding the Fund's total expenses and certain components thereof, including management fees (both actual management fees based on expenses for advisory and administrative fees including any reductions for fee waivers and expense reimbursements as well as contractual management fees that are computed for a hypothetical level of assets), actual non-management expenses, and fee waivers/caps and expense reimbursements. They also considered comparisons of these expenses to the expense information for funds within a group (the "Expense Peer Group") selected by Lipper based on similarities in fund type (e.g. open-end), investment classification and objective, asset size, load type and 12b-1/service fees and other expense features (but which, unlike the Performance Peer Group, may include funds with several different investment classifications and objectives) and an expense universe ("Expense Universe") selected by Lipper based on the criteria for determining the Expense Peer Group other than asset size. The expense

(1) On February 9, 2005, CMA and its affiliate, Columbia Funds Distributor, Inc., entered into settlement agreements with the SEC and the NYAG that contain substantially the terms outlined in the agreements in principle.

information in the Lipper report took into account all existing fee waivers and expense reimbursements as well as all voluntary advisory fee reductions applicable to certain Funds that were being proposed by management in order to reduce the aggregate advisory fees received from mutual funds advised by CMA and Banc of America Capital Management, LLC ("BACAP") by $32 million per year for five years as contemplated by the agreement in principle with the NYAG.

The Committee also considered the projected impact on expenses of these Funds resulting from the overall cost reductions that management anticipated would result from the proposed shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates.

The Boards also considered information is the Lipper report that ranked each Funds based on (i) each Fund's one-year performance and actual advisory fees,
(ii) each Fund's one-year performance and total expenses and (iii) each Fund's 3-year performance and total expenses.

Based on these comparisons and expense and performance rankings of the Fund in the Lipper Report, CMA determined an overall score for the Fund. The Committee and the Board also considered projected savings to the Fund that would result from certain modifications in soft dollar arrangements.

The Committee also considered more detailed information relating to certain Funds that were highlighted for additional review based upon the fact that they ranked poorly in terms of overall expense or management fees, maintained poor performance or demonstrated a combination of below average to poor performance while maintaining below average or poor expense rankings. At its September 23, 2004 meeting, the Committee discussed these Funds with management and in executive session. The Committee requested additional information from management regarding the cause(s) of the below-average relative performance of these Funds, any remedial actions management recommended to improve performance and the general standards for review of portfolio manager performance. At its October 12, 2004 meeting, the Committee considered additional information provided by management regarding these Funds. The Board also considered management's proposal to merge or liquidate some of these Funds.

Based on these considerations and other factors, the Board concluded that the overall performance and expense results supported by the approval of the Advisory Agreements for each Fund.

INVESTMENT ADVISORY FEE RATES

The Board reviewed and considered the proposed contractual investment advisory fee rates (the "Advisory Agreement Rates") payable by the Funds to CMA for investment advisory services. In addition, the Board reviewed and considered the existing and proposed fee waiver and reimbursement arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the fee waivers and reimbursements into account (the "Net Advisory Rates"). At previous meetings, the Committee had separately considered management's proposal to reduce annual investment advisory fees for certain Funds under the NYAG agreement in principle and the impact of these reductions on each affected Fund. Additionally, the Board considered information comparing the Advisory Agreement Rates and Net Advisory Rates (both on a stand-alone basis and on a combined basis with the Funds' administration fee rates) with those of the other funds in the Expense Peer Group. The Board concluded that the Advisory Agreement Rates and Net Advisory Rates represented reasonable compensation to CMA, in light of the nature, extent and quality of the services provided to the Funds, the fees paid and expenses borne by comparable funds and the costs that CMA incurs in providing these services to the Funds.

PROFITABILITY

The Board considered a detailed profitability analysis of CMA based on 2003 financial statements, adjusted to take into account advisory fee reductions implemented in November 2003 and proposed reductions under the NYAG proposed settlement. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that CMA and its affiliates received for providing these services to the Funds were not unreasonable.

ECONOMIES OF SCALE

In evaluating potential economies of scale, the Board considered CMA's proposal to implement a standardized breakpoint schedule for combined advisory and administrative fees for the majority of the funds of the same general asset type within the Columbia Funds complex (other than index and closed-end funds). The Board noted that the standardization of the breakpoints would not result in a fee increase for any Fund. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, including most particularly through Advisory Agreement Rate breakpoints at current and reasonably foreseeable asset levels.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS

In evaluating the proposed fee reductions under the NYAG agreement in principle, the Board considered information regarding the advisory fee rates charged by BACAP for the Nations Funds. Members of the Committee and the Board had also separately reviewed advisory fee rates for variable insurance product funds advised by CMA. This information assisted the Board in assessing the reasonableness of fees paid under the Advisory Agreements in light of the nature, extent and quality of services provided under those agreements.

OTHER BENEFITS TO CMA

The Board considered information regarding potential "fall-out" or ancillary benefits received by CMA and its affiliates as a result of their relationship with the Funds. These benefits could include benefits directly attributable to the relationship of CMA with the Funds (such as soft dollar credits) and benefits potentially derived from an increase in the business of CMA as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

OTHER FACTORS AND BROADER REVIEW

The Board reviews detailed materials provided by CMA annually as part of the approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board reviews information provided by CMA at their regular meetings, including, among other things, a detailed portfolio review, and detailed fund performance reports. In addition, the Board interviews the heads of each investment area at each regular meeting of the Board and selected portfolio managers of the Funds at various times throughout the year. After considering the above-described factors and based on the deliberations and their evaluation of the information provided to them, the Board concluded that re-approval of the Advisory Agreements for each of the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the Advisory Agreements.

IMPORTANT INFORMATION ABOUT THIS REPORT

                                                      COLUMBIA GROWTH STOCK FUND

TRANSFER AGENT

Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800-345-6611

DISTRIBUTOR

Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR

Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Growth Stock Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the fund's proxy voting policies and procedures is available
(i) on the fund's website, www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios.

[GRAPHIC]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.


COLUMBIA GROWTH STOCK FUND SEMIANNUAL REPORT, MARCH 31, 2005         PRSRT STD
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                   HOLLISTON, MA
                                                                   PERMIT NO. 20
[COLUMBIA MANAGEMENT(R) LOGO]

(C)2005 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611 www.columbiafunds.com


                                                755-03/044V-0405 (05/05) 05/5592

[GRAPHIC]

COLUMBIA YOUNG INVESTOR FUND

SEMIANNUAL REPORT

MARCH 31, 2005

TABLE OF CONTENTS

Fund Profile                                                1

Performance Information                                     2

Understanding Your Expenses                                 3

Economic Update                                             4

Portfolio Managers' Report                                  5

Financial Statements                                        7

   Investment Portfolio                                     8

   Statement of Assets and Liabilities                     14

   Statement of Operations                                 15

   Statements of Changes in Net Assets                     16

   Notes to Financial Statements                           17

   Financial Highlights                                    22

Board Consideration and Approval of
Investment Advisory Agreement                              26

Activity Pages                                              I

Columbia Funds                                             29

Important Information
About This Report                                          31

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

 NOT FDIC    MAY LOSE VALUE
 INSURED  -------------------
           NO BANK GUARANTEE

PRESIDENT'S MESSAGE

                                                    COLUMBIA YOUNG INVESTOR FUND

[PHOTO OF CHRISTOPHER WILSON]

DEAR SHAREHOLDER:

In 2004, Columbia Funds became part of the Bank of America family, one of the largest, most respected financial institutions in the United States. As a direct result of this merger, a number of changes are in the works that we believe may offer significant benefits for our shareholders. Plans are underway to combine various Nations Funds and Columbia Funds together to form a single fund family that covers a wide range of markets, sectors and asset classes under the management of talented, seasoned investment professionals. As a result, some funds will be merged in order to eliminate redundancies and fund management teams will be aligned to help maximize performance potential. You will receive more detailed information about these proposed mergers, and you will be asked to vote on certain fund changes that may affect you and your account. In this matter, your timely response will help us to implement the changes in 2005.

The increased efficiencies we expect from a more streamlined offering of funds may help us reduce fees charged to the funds, because larger funds often benefit from size and scale of operations. For example, significant savings for the combined complex may result from the consolidation of certain vendor agreements. In fact, we recently announced plans to consolidate the transfer agency of all of our funds and consolidate custodial services, each under a single vendor. We have also reduced management fees for many funds as part of our settlement agreement (See Note 7 in the Notes to Financial Statements) with the New York Attorney General.

As a result of these changes, we believe we will offer shareholders an even stronger lineup of investment options, with management expenses that continue to be competitive and fair. What will not change as we enter this next phase of consolidation is our commitment to the highest standards of performance and our dedication to superior service. Change for the better has another name: it's called improvement. It helps move us forward, and we believe that it represents progress for all our shareholders in their quest for long-term financial success. In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund's manager or managers on key factors that influenced performance. We hope that you will read the manager reports carefully and discuss any questions you might have with your financial advisor. As always, we thank you for choosing Columbia Funds. We appreciate your continued confidence. And, we look forward to helping you keep your long-term financial goals on target in the years to come.

Sincerely,

/s/ Christopher Wilson

Christopher Wilson
Head of Mutual Funds, Columbia Management

Christopher Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Management's liaison to the mutual fund boards of trustees. Chris joined Bank of America in August 2004.

FUND PROFILE

                                                    COLUMBIA YOUNG INVESTOR FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

SECTORS AS OF 03/31/05 (%)

   Financials                   19.5
   Information technology       18.4
   Health care                  14.4
   Consumer discretionary       12.7
   Energy                        9.1
   Consumer staples              8.2
   Industrials                   8.0
   Materials                     5.3
   Telecommunication services    2.8
   Utilities                     1.6

TOP 10 HOLDINGS AS OF 03/31/05 (%)

   General Electric              3.3
   Exxon Mobil                   3.0
   Wells Fargo                   2.0
   Citigroup                     1.9
   Microsoft                     1.7
   Johnson & Johnson             1.6
   Medtronic                     1.4
   Novartis                      1.3
   Procter & Gamble              1.2
   Lincare Holdings              1.2

Sector breakdown is calculated as a percentage of total investments excluding short-term investments. Portfolio holdings are calculated as a percentage of net assets.

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

[SIDENOTE]

SUMMARY

- FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2005, THE FUND'S CLASS A SHARES RETURNED 7.95% WITHOUT SALES CHARGE.

- THE FUND'S PERFORMANCE PUT IT AHEAD OF THE RUSSELL 3000 INDEX AND THE MORNINGSTAR LARGE BLEND CATEGORY AVERAGE.

- STOCKS IN THE CONSUMER DISCRETIONARY, ENERGY AND HEALTH CARE SECTORS MADE THE LARGEST CONTRIBUTION TO PERFORMANCE.

CLASS A SHARES                  7.95%
RUSSELL 3000 INDEX              7.73%

                                    OBJECTIVE
                        Seeks long-term growth of capital

                                TOTAL NET ASSETS
                                 $784.3 million

MANAGEMENT STYLE

[GRAPHIC]

PERFORMANCE INFORMATION

                                                    COLUMBIA YOUNG INVESTOR FUND

[CHART]

VALUE OF A $10,000 INVESTMENT 04/01/95 - 03/31/05

                                   CLASS A SHARES         CLASS A SHARES             RUSSELL 3000
                                WITHOUT SALES CHARGE     WITH SALES CHARGE              INDEX
 04/1/1995                          $      10,000          $       9,425            $      10,000
 4/30/1995                          $      10,115          $       9,533            $      10,261
 5/31/1995                          $      10,283          $       9,692            $      10,633
 6/30/1995                          $      11,148          $      10,507            $      10,941
 7/31/1995                          $      11,819          $      11,139            $      11,381
 8/31/1995                          $      11,969          $      11,281            $      11,482
 9/30/1995                          $      12,613          $      11,888            $      11,926
10/31/1995                          $      12,357          $      11,646            $      11,824
11/30/1995                          $      13,062          $      12,311            $      12,349
12/31/1995                          $      13,151          $      12,395            $      12,550
 1/31/1996                          $      13,665          $      12,880            $      12,914
 2/29/1996                          $      13,849          $      13,052            $      13,105
 3/31/1996                          $      14,426          $      13,596            $      13,237
 4/30/1996                          $      15,398          $      14,513            $      13,489
 5/31/1996                          $      16,140          $      15,212            $      13,834
 6/30/1996                          $      16,452          $      15,506            $      13,790
 7/31/1996                          $      15,361          $      14,478            $      13,069
 8/31/1996                          $      16,049          $      15,127            $      13,465
 9/30/1996                          $      17,094          $      16,111            $      14,197
10/31/1996                          $      17,332          $      16,335            $      14,457
11/30/1996                          $      18,011          $      16,976            $      15,476
12/31/1996                          $      17,766          $      16,745            $      15,290
 1/31/1997                          $      18,592          $      17,523            $      16,136
 2/28/1997                          $      18,109          $      17,068            $      16,154
 3/31/1997                          $      16,903          $      15,931            $      15,424
 4/30/1997                          $      17,662          $      16,646            $      16,184
 5/31/1997                          $      19,029          $      17,935            $      17,289
 6/30/1997                          $      19,940          $      18,794            $      18,009
 7/31/1997                          $      21,326          $      20,100            $      19,421
 8/31/1997                          $      20,595          $      19,411            $      18,632
 9/30/1997                          $      21,602          $      20,360            $      19,688
10/31/1997                          $      20,975          $      19,769            $      19,027
11/30/1997                          $      21,498          $      20,262            $      19,756
12/31/1997                          $      22,435          $      21,145            $      20,151
 1/31/1998                          $      22,570          $      21,272            $      20,256
 2/28/1998                          $      24,380          $      22,978            $      21,704
 3/31/1998                          $      25,323          $      23,867            $      22,780
 4/30/1998                          $      25,612          $      24,139            $      23,004
 5/31/1998                          $      24,736          $      23,314            $      22,435
 6/30/1998                          $      26,151          $      24,647            $      23,194
 7/31/1998                          $      25,293          $      23,839            $      22,772
 8/31/1998                          $      20,601          $      19,417            $      19,283
 9/30/1998                          $      21,843          $      20,587            $      20,598
10/31/1998                          $      23,346          $      22,004            $      22,161
11/30/1998                          $      24,724          $      23,302            $      23,518
12/31/1998                          $      26,393          $      24,875            $      25,013
 1/31/1999                          $      27,617          $      26,029            $      25,864
 2/28/1999                          $      26,640          $      25,108            $      24,948
 3/31/1999                          $      28,723          $      27,071            $      25,864
 4/30/1999                          $      29,452          $      27,759            $      27,030
 5/31/1999                          $      28,436          $      26,801            $      26,517
 6/30/1999                          $      29,827          $      28,112            $      27,856
 7/31/1999                          $      28,249          $      26,625            $      27,012
 8/31/1999                          $      27,675          $      26,084            $      26,704
 9/30/1999                          $      27,064          $      25,508            $      26,020
10/31/1999                          $      29,294          $      27,610            $      27,652
11/30/1999                          $      31,148          $      29,357            $      28,426
12/31/1999                          $      34,752          $      32,754            $      30,240
 1/31/2000                          $      33,946          $      31,994            $      29,054
 2/29/2000                          $      37,055          $      34,925            $      29,324
 3/31/2000                          $      38,152          $      35,958            $      31,621
 4/30/2000                          $      35,005          $      32,992            $      30,508
 5/31/2000                          $      31,774          $      29,947            $      29,650
 6/30/2000                          $      34,713          $      32,717            $      30,528
 7/31/2000                          $      34,143          $      32,180            $      29,988
 8/31/2000                          $      37,561          $      35,401            $      32,213
 9/30/2000                          $      35,807          $      33,748            $      30,753
10/31/2000                          $      34,622          $      32,631            $      30,317
11/30/2000                          $      30,277          $      28,536            $      27,522
12/31/2000                          $      31,261          $      29,463            $      27,984
 1/31/2001                          $      32,805          $      30,919            $      28,941
 2/28/2001                          $      29,429          $      27,737            $      26,296
 3/31/2001                          $      27,155          $      25,593            $      24,581
 4/30/2001                          $      29,729          $      28,019            $      26,553
 5/31/2001                          $      29,544          $      27,846            $      26,765
 6/30/2001                          $      28,457          $      26,821            $      26,273
 7/31/2001                          $      26,593          $      25,064            $      25,839
 8/31/2001                          $      24,798          $      23,372            $      24,315
 9/30/2001                          $      21,458          $      20,224            $      22,170
10/31/2001                          $      22,190          $      20,914            $      22,687
11/30/2001                          $      24,169          $      22,779            $      24,434
12/31/2001                          $      24,386          $      22,984            $      24,778
 1/31/2002                          $      23,723          $      22,359            $      24,468
 2/28/2002                          $      23,095          $      21,767            $      23,969
 3/31/2002                          $      24,466          $      23,060            $      25,019
 4/30/2002                          $      22,979          $      21,657            $      23,705
 5/31/2002                          $      22,521          $      21,226            $      23,431
 6/30/2002                          $      20,909          $      19,707            $      21,744
 7/31/2002                          $      19,077          $      17,980            $      20,015
 8/31/2002                          $      18,978          $      17,887            $      20,109
 9/30/2002                          $      16,985          $      16,009            $      17,996
10/31/2002                          $      18,361          $      17,305            $      19,428
11/30/2002                          $      19,736          $      18,602            $      20,603
12/31/2002                          $      18,400          $      17,342            $      19,439
 1/31/2003                          $      18,021          $      16,985            $      18,963
 2/28/2003                          $      17,742          $      16,722            $      18,650
 3/31/2003                          $      17,902          $      16,872            $      18,846
 4/30/2003                          $      19,276          $      18,168            $      20,386
 5/31/2003                          $      20,292          $      19,126            $      21,617
 6/30/2003                          $      20,351          $      19,181            $      21,909
 7/31/2003                          $      20,789          $      19,593            $      22,410
 8/31/2003                          $      21,427          $      20,195            $      22,908
 9/30/2003                          $      20,870          $      19,670            $      22,658
10/31/2003                          $      22,166          $      20,891            $      24,029
11/30/2003                          $      22,485          $      21,192            $      24,361
12/31/2003                          $      23,423          $      22,076            $      25,474
 1/31/2004                          $      23,683          $      22,321            $      26,006
 2/29/2004                          $      23,841          $      22,470            $      26,358
 3/31/2004                          $      23,562          $      22,208            $      26,044
 4/30/2004                          $      23,063          $      21,737            $      25,505
 5/31/2004                          $      23,501          $      22,150            $      25,875
 6/30/2004                          $      23,919          $      22,544            $      26,389
 7/31/2004                          $      23,063          $      21,737            $      25,392
 8/31/2004                          $      22,943          $      21,624            $      25,496
 9/30/2004                          $      23,283          $      21,944            $      25,889
10/31/2004                          $      23,483          $      22,133            $      26,313
11/30/2004                          $      24,519          $      23,109            $      27,537
12/31/2004                          $      25,394          $      23,934            $      28,517
 1/31/2005                          $      24,792          $      23,366            $      27,759
 2/28/2005                          $      25,494          $      24,028            $      28,369
03/31/2005                          $      25,141          $      23,698            $      27,892

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 3000 Index is an unmanaged index that tracks the performance of 3,000 of the largest US companies, based on market capitalization. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

WHAT DOES AVERAGE ANNUAL TOTAL RETURN MEAN?

The average annual total return is given for periods greater than one year. Calculated as a percentage, this figure represents the average yearly return for the time period specified. The chart below includes average annual returns for the following periods: one year, five years and ten years. Returns for periods less than one year are known as cumulative returns. A cumulative return is the percentage that the fund has grown or shrunk in the number of months indicated.

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/05 (%)

   SHARE CLASS                   A                  B                  C             Z
--------------------------------------------------------------------------------------------
   INCEPTION                 07/29/02           07/29/02           07/29/02       04/29/94
--------------------------------------------------------------------------------------------
   SALES CHARGE           WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT
--------------------------------------------------------------------------------------------
   6-MONTH (CUMULATIVE)      7.95     1.76      7.57     2.57      7.56     6.56      8.12
   1-YEAR                    6.67     0.54      5.91     0.91      5.90     4.90      6.75
   5-YEAR                   -8.01    -9.09     -8.36    -8.68     -8.34    -8.34     -8.01
   10-YEAR                   9.66     9.01      9.45     9.45      9.46     9.46      9.66

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12b-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, B and C shares (newer class shares) performance information includes returns for the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The newer class shares returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the newer class shares would have been lower. Classes A, B and C shares were initially offered July 29, 2002 and class Z shares were initially offered April 29, 1994.

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT 04/01/95 - 03/31/05 ($)

   SALES CHARGE:      WITHOUT      WITH
--------------------------------------------
   Class A            25,141       23,698
   Class B            24,667       24,667
   Class C            24,687       24,687
   Class Z            25,138          n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

UNDERSTANDING YOUR EXPENSES

                                                    COLUMBIA YOUNG INVESTOR FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

10/01/04 - 03/31/05

                ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE          EXPENSES PAID          FUND'S ANNUALIZED
              BEGINNING OF THE PERIOD ($)     END OF THE PERIOD ($)      DURING THE PERIOD ($)      EXPENSE RATIO (%)
                 ACTUAL   HYPOTHETICAL        ACTUAL    HYPOTHETICAL     ACTUAL    HYPOTHETICAL
   CLASS A      1,000.00    1,000.00         1,079.43     1,018.20         7.00         6.79              1.35
   CLASS B      1,000.00    1,000.00         1,075.64     1,014.71        10.61        10.30              2.05
   CLASS C      1,000.00    1,000.00         1,075.59     1,014.71        10.61        10.30              2.05
   CLASS Z      1,000.00    1,000.00         1,086.81     1,024.93         5.88         5.70              1.13

Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor not waived or reimbursed a portion of class A, B, C and Z shares transfer agent expenses, total return would have been reduced for class A, B, C and Z shares.

Had the distributor not waived a portion of class A share distribution fees, total return would have been reduced for class A shares.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[SIDENOTE]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT www.columbiafunds.com OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

ECONOMIC UPDATE

                                                    COLUMBIA YOUNG INVESTOR FUND

During the six-month period that began October 1, 2004, and ended March 31, 2005, the US economy grew at a healthy pace as household and business spending expanded. Fourth quarter gross domestic product (GDP) growth was originally estimated at 3.1%. However, it was revised to 3.8% once it was discovered that the trade gap appeared to have been overstated. In fact, nearly all sectors that contribute to US GDP were revised higher. First quarter GDP was reported at 3.1%--lower than most economists expected it to be, but still slightly above the economy's long-term growth rate of 3.0%.

Job growth dominated US economic news as the pace of new job creation picked up and more than two million jobs were created in 2004. In 2005, both January and March job additions came in somewhat below expectations, putting an end to the rise in consumer confidence readings. Yet, consumers overall remained significantly more optimistic about the prospects for the economy and about their own employment than they were a year ago.

STOCKS PICK UP, THEN LOSE MOMENTUM

Stock market performance picked up as employment news improved in 2004 and uncertainty surrounding the US presidential election was resolved. But investors turned cautious early in 2005 at the possibility of higher interest rates, higher inflation, sharply higher energy prices and subdued corporate profit growth and the stock market lost momentum. Nevertheless, the stock market delivered solid gains for the period. The S&P 500 Index returned 6.88%. Small-cap stocks did better than large-cap stocks, as measured by the Russell 2000 Index, which gained 8.00% over the same period. Energy and utility stocks were the period's strongest performers.

BOND RETURNS SLIDE LATE IN THE PERIOD

In the first half of the period, the US bond market was on track to deliver solid returns. Bond investors responded favorably to short-term interest rate hikes by the Federal Reserve Board (the Fed), because they indicated that the Fed was on top of inflation. Yields on intermediate and long-term bonds edged lower--and prices rose. However, halfway through the period, investors were unsettled by Fed Chairman Greenspan's comments that the movement of short and long-term rates in opposite directions represented a conundrum for the markets, and bonds reversed course in the last six weeks of the period. The Lehman Brothers Aggregate Bond Index returned 0.47% for the period. Municipal bonds outperformed taxable bonds, Treasury bonds outperformed corporate bonds and high-yield bonds led the fixed income markets. The Merrill Lynch US High Yield, Cash Pay Index returned 2.96%.

HIGHER SHORT-TERM INTEREST RATES

The Fed made good on its announced intentions to raise the federal funds rate, a key short-term rate, in an effort to balance economic growth against inflationary pressures. After four one-quarter percentage point increases during this reporting period, the federal funds rate stood at 2.75%.(1) Last year the Fed indicated that it would continue to raise short-term interest rates at a measured pace. However, in its March meeting, the Fed hinted at the possibility of a more aggressive pace in months to come.

(1) On May 3, 2005, the federal funds rate was raised to 3.0%.

[SIDENOTE]

SUMMARY
FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2005

- BUOYED BY A MARKET RALLY IN THE FIRST HALF OF THE PERIOD, THE S&P 500 INDEX RETURNED 6.88%. SMALL-CAP STOCKS DID EVEN BETTER, AS MEASURED BY THE RUSSELL 2000 INDEX.

S&P 500 INDEX                   6.88%
RUSSELL 2000 INDEX              8.00%

- DESPITE RISING INTEREST RATES, BONDS DELIVERED MODEST GAINS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX RETURNED 0.47%. HIGH-YIELD BONDS LED THE FIXED INCOME MARKETS. THE MERRILL LYNCH HIGH YIELD, CASH PAY INDEX RETURNED 2.96%

LEHMAN INDEX                    0.47%
MERRILL LYNCH INDEX             2.96%

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest US companies based on market capitalization.

The Lehman Brothers Aggregate Bond Index is an unmanaged, market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated, non-convertible investment-grade debt issues.

The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment grade corporate bonds.

PORTFOLIO MANAGERS' REPORT

                                                    COLUMBIA YOUNG INVESTOR FUND

HOW DID THE FUND PERFORM?

During the six-month period ended March 31, 2005, the fund's class A shares returned 7.95%. This return was calculated before the sales charge was deducted. The fund beat the 7.73% return of the fund's benchmark, the Russell 3000 Index, which measures the combined performance of small-, medium- and large-company stocks. The fund also came out ahead of the 7.14% average return of its peer group, the Morningstar Large Blend Category.(1) We maintained our strategy of investing roughly one-third of the fund's assets in large growth stocks, one third in large value stocks and the balance in small- and mid-size stocks. Growth stocks have historically had superior revenue and earnings growth prospects, while value stocks tend to be bargain priced.

WHY DID THE FUND PERFORM SO WELL DURING THE PERIOD?

Stocks in the consumer discretionary, energy and health care sectors were the biggest contributors to returns. Consumer discretionary is a broad category that includes all types of retail stores, media companies, hotels and restaurants. Over the six-month period, the standout was Abercrombie & Fitch, a trendy clothing retailer that targets teens and young adults. Strong sales helped the company deliver earnings growth that outpaced the previous year's results. In addition, Sears Roebuck received a nice boost after K-Mart (not in the portfolio) announced it would buy the company. We decided to take profits, selling the fund's stake in Sears.

HOW DID ENERGY AND HEALTH CARE STOCKS PERFORM?

You may have heard your parents talk about how the price of gasoline and home heating oil have climbed this past year. That's because crude oil prices have increased significantly as demand worldwide--especially in China and India--has grown. While the jump in oil prices hurt consumers, it helped oil producers. The fund benefited from sizable investments in Exxon Mobil and ConocoPhillips. Health care results were mixed. Many large well-known pharmaceutical stocks, such as Pfizer, declined as investors worried about upcoming patent expirations and growing caution at the Food and Drug Administration. However, other companies, such as Johnson & Johnson, did quite well. Johnson & Johnson benefited from a smart acquisition and strong growth in its consumer products business. Health insurers also rallied, as they continued to add new subscribers and increase their profits. Medco Health Solutions, Coventry Health Care, Lincare Holdings and Aetna all were top performers.

WHICH SECTORS WERE DISAPPOINTMENTS?

As the market moved higher, returns from financials seemed to stand still or decline. Part of the problem was that investors were concerned about rising interest rates. As interest rates move higher, fewer people take out new mortgage loans, which hurts banks and other mortgage lenders. In addition, higher interest rates reduce profit margins--the difference between what banks pay on deposits and what they earn on existing loans. Insurance companies also suffered as the government began investigating the industry's practices. American International Group, a large global insurer, and UICI, a smaller insurer, both detracted from returns. In addition, negative news related to lawsuits hampered JP Morgan Chase, a large investment bank.

HOW DID THE FUND'S TECHNOLOGY STOCKS DO?

Tech stocks produced modest gains, but they were not as strong as other sectors. Typically, technology does not do well when energy prices rise, so we weren't surprised by this performance. In addition, the fund lost ground by not owning Apple Computer, which posted huge gains thanks to the popularity of the iPod.

(1) (C) 2004, Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

[SIDENOTE]

NET ASSET VALUE PER SHARE AS OF 03/31/05 ($)

   Class A                       12.55
   Class B                       12.37
   Class C                       12.38
   Class Z                       10.93

DISTRIBUTIONS DECLARED PER SHARE 10/01/04 - 03/31/05 ($)

   Class A                        0.06
   Class B                        0.00
   Class C                        0.00
   Class Z                        0.05

HOLDINGS DISCUSSED IN THIS REPORT AS OF 03/31/05 (%)

   Abercrombie & Fitch             0.5
   Exxon Mobil                     3.0
   ConocoPhillips                  0.8
   Pfizer                          1.0
   Johnson & Johnson               1.6
   Medco Health Solutions          1.1
   Coventry Health Care            1.1
   Lincare Holdings                1.2
   Aetna                           0.3
   American International Group    1.2
   UICI                            0.8
   JP Morgan Chase                 0.8
   Adobe Systems                   1.1
   ASML Holding                    0.9
   Chiquita Brands International   0.8

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Offsetting these losses were a few stellar performers. Adobe Systems climbed amid continued strong sales growth in its desktop publishing business, driven in part by the recent release of Adobe Acrobat Reader 7.0. Acrobat is a software tool that allows you to read PDF (or portable document format) files on the Internet. ASML Holding benefited from strong demand for its products and being well positioned for next generation equipment. ASML is a leading manufacturer of lithography machines used to manufacture the semiconductor chips that are the brains behind most consumer electronics.

HOW WAS THE FUND POSITIONED AT THE END OF THE PERIOD?

The fund's asset allocation did not change: Investments were divided equally among large-company value, large-company growth and small/ mid-size stocks. Among large-company value stocks, we reduced the fund's investment in energy stocks amid concerns that the sector had peaked. We also kept a below-average stake in financials, which are susceptible to further interest rate increases. We leaned toward less economically sensitive names with steadily growing businesses by increasing the fund's investments in consumer staples--such as food and beverage companies--and consumer products. On the large-company growth side, we kept the fund's bias toward technology. We believe technology stocks have the potential to lead the next phase of the market's cycle. In the small and mid-cap portion of the portfolio, the fund invested in a variety of sectors. Although outpacing large company stocks may become more difficult, we believe small- and mid-size stocks have the potential to continue to deliver reasonable returns for shareholders.

[PHOTO OF GREG MILLER]

/s/ Greg M. Miller

[PHOTO OF MICHAEL A. WELHOELTER]

/s/ Michael A. Welhoelter

[PHOTO OF PAUL A. BLAUSTEIN]

/s/ Paul A. Blaustein

Greg Miller, Michael A. Welhoelter, CFA, and Paul A. Blaustein, CFA lead the team of portfolio managers who manage the portfolio of Columbia Young Investor Fund. Mr. Miller and Mr. Welhoelter have been co-managing the fund since June 2003. Mr. Blaustein has been co-managing the fund since November 2003.

Effective April 1, 2005 Emil Gjester and Robert A. Unger began co-managing Columbia Young Investor Fund, replacing Greg M. Miller, Michael A. Welhoelter and Paul A. Blaustein. Mr. Gjester and Unger have been with the advisor and its predecessors since 1996 and 1984, respectively.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small- and mid-cap stocks may present special risks. They tend to be more volatile and may be less liquid than the stocks of larger companies. Small-cap stocks often have narrower markets, limited financial resources and tend to be more thinly traded than stocks of larger companies.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on It.

[SIDENOTE]

DID YOU KNOW?

Chiquita Brands International is top banana--and not just because more people are eating this healthy fruit. It's because Chiquita's management team has made some smart moves. The company, which produces fresh fruits and vegetables for distribution in over 60 countries, emerged from bankruptcy in 2002. In an effort to refocus on its core fresh produce business, Chiquita sold its canned vegetable business the following year. In February 2005, Chiquita expanded its offerings through an agreement to purchase Fresh Express, a company that sells packaged salad and fresh-cut fruit for on-the-go consumers who want to eat healthy. All these moves helped Chiquita's stock return 55% for the six months ended March 31, 2005, making it one of the best performing stocks in the fund's portfolio. But remember, past performance is not an indicator of future returns.

FINANCIAL STATEMENTS

MARCH 31, 2005 (UNAUDITED)                          COLUMBIA YOUNG INVESTOR FUND

A GUIDE TO UNDERSTANDING YOUR FUND'S FINANCIAL STATEMENTS

INVESTMENT PORTFOLIO

The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

STATEMENT OF ASSETS AND LIABILITIES

This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

STATEMENT OF OPERATIONS

This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

STATEMENT OF CHANGES IN NET ASSETS

This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

NOTES TO FINANCIAL STATEMENTS

These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

FINANCIAL HIGHLIGHTS

The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

INVESTMENT PORTFOLIO

MARCH 31, 2005 (UNAUDITED)                          COLUMBIA YOUNG INVESTOR FUND

                                                                                                        SHARES        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 99.5%

CONSUMER DISCRETIONARY - 12.6%

                      AUTO COMPONENTS - 0.4%   Autoliv, Inc.                                            59,300        2,825,645
                                                                                         Auto Components Total        2,825,645

        HOTELS, RESTAURANTS & LEISURE - 1.4%   Choice Hotels International, Inc.                        95,700        5,928,615
                                               McDonald's Corp.                                        163,281        5,084,570
                                                                                           Hotels, Restaurants
                                                                                               & Leisure Total       11,013,185

                   HOUSEHOLD DURABLES - 0.6%   Stanley Works                                           104,300        4,721,661
                                                                                      Household Durables Total        4,721,661

                                MEDIA - 7.0%   Clear Channel Communications, Inc.                       32,709        1,127,479
                                               Comcast Corp., Class A (a)                              219,500        7,414,710
                                               Lee Enterprises, Inc.                                    84,400        3,662,960
                                               Liberty Media Corp., Class A (a)                        350,600        3,635,722
                                               Liberty Media International, Inc.,
                                               Class A (a)                                              67,837        2,967,190
                                               McClatchy Co., Class A                                  119,200        8,839,872
                                               McGraw-Hill Companies, Inc.                              33,729        2,942,855
                                               News Corp., Class B                                     206,400        3,634,704
                                               R.H. Donnelley Corp. (a)                                 97,700        5,675,393
                                               Time Warner, Inc. (a)                                   316,900        5,561,595
                                               Viacom, Inc., Class B                                   218,297        7,603,285
                                               Walt Disney Co.                                          64,857        1,863,342
                                                                                                   Media Total       54,929,107

                     MULTILINE RETAIL - 0.7%   Dillard's, Inc., Class A                                105,400        2,835,260
                                               Federated Department Stores, Inc.                        40,643        2,586,520
                                                                                        Multiline Retail Total        5,421,780

                     SPECIALTY RETAIL - 2.5%   Abercrombie & Fitch Co., Class A                         67,900        3,886,596
                                               Barnes & Noble, Inc. (a)                                262,500        9,053,625
                                               Home Depot, Inc.                                        180,640        6,907,674
                                                                                        Specialty Retail Total       19,847,895
                                                                                                                 --------------
                                                                                        CONSUMER DISCRETIONARY
                                                                                                         TOTAL       98,759,273
CONSUMER STAPLES - 8.2%

                            BEVERAGES - 0.5%   PepsiCo, Inc.                                            71,032        3,766,827
                                                                                               Beverages Total        3,766,827

             FOOD & STAPLES RETAILING - 2.3%   Costco Wholesale Corp.                                  209,700        9,264,546
                                               Wal-Mart Stores, Inc.                                   166,000        8,318,260
                                                                                      Food & Staples Retailing
                                                                                                         Total       17,582,806

                        FOOD PRODUCTS - 1.5%   Chiquita Brands International, Inc.                     236,900        6,344,182
                                               Hershey Foods Corp.                                      40,330        2,438,352
                                               Kraft Foods, Inc., Class A                               89,007        2,941,681
                                                                                           Food Products Total       11,724,215

                   HOUSEHOLD PRODUCTS - 3.2%   Clorox Co.                                               78,942        4,972,557
                                               Colgate-Palmolive Co.                                   141,800        7,397,706
                                               Kimberly-Clark Corp.                                     49,689        3,266,058
                                               Procter & Gamble Co.                                    183,493        9,725,129
                                                                                      Household Products Total       25,361,450

See Accompanying Notes to Financial Statements.

                                                                                                        SHARES        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

CONSUMER STAPLES - (CONTINUED)

                    PERSONAL PRODUCTS - 0.7%   Gillette Co.                                            114,500        5,779,960
                                                                                       Personal Products Total        5,779,960
                                                                                                                 --------------
                                                                                        CONSUMER STAPLES TOTAL       64,215,258
ENERGY - 9.1%

          ENERGY EQUIPMENT & SERVICES - 1.5%   Halliburton Co.                                          44,635        1,930,464
                                               Schlumberger Ltd.                                       131,900        9,296,312
                                                                                            Energy Equipment &
                                                                                                Services Total       11,226,776

                            OIL & GAS - 7.6%   Amerada Hess Corp.                                       89,900        8,649,279
                                               BP PLC, ADR                                              49,312        3,077,069
                                               ChevronTexaco Corp.                                      46,790        2,728,325
                                               ConocoPhillips                                           59,300        6,394,912
                                               Exxon Mobil Corp.                                       401,278       23,916,168
                                               Newfield Exploration Co. (a)                            121,500        9,022,590
                                               Todco, Class A (a)                                      233,000        6,020,720
                                                                                               Oil & Gas Total       59,809,063
                                                                                                                 --------------
                                                                                                  ENERGY TOTAL       71,035,839
FINANCIALS - 19.4%

                      CAPITAL MARKETS - 2.4%   Bank of New York Co., Inc.                               83,517        2,426,169
                                               Federated Investors, Inc., Class B                       88,700        2,511,097
                                               Franklin Resources, Inc.                                 17,327        1,189,499
                                               Goldman Sachs Group, Inc.                                31,469        3,461,275
                                               Janus Capital Group, Inc.                                78,050        1,088,797
                                               Merrill Lynch & Co., Inc.                                93,383        5,285,478
                                               Morgan Stanley                                           54,533        3,122,014
                                                                                         Capital Markets Total       19,084,329

                     COMMERCIAL BANKS - 4.5%   City National Corp.                                      55,400        3,868,028
                                               National City Corp.                                      63,598        2,130,533
                                               PNC Financial Services Group, Inc.                       16,867          868,313
                                               Texas Regional Bancshares, Inc.,
                                                Class A                                                 91,050        2,741,515
                                               U.S. Bancorp                                            184,432        5,315,330
                                               Wachovia Corp.                                          101,991        5,192,362
                                               Wells Fargo & Co.                                       255,931       15,304,674
                                                                                        Commercial Banks Total       35,420,755

                     CONSUMER FINANCE - 0.3%   MBNA Corp.                                              107,171        2,631,048
                                                                                        Consumer Finance Total        2,631,048

       DIVERSIFIED FINANCIAL SERVICES - 3.9%   BlackRock, Inc., Class A                                 47,600        3,566,668
                                               Citigroup, Inc.                                         333,544       14,989,467
                                               JPMorgan Chase & Co.                                    187,891        6,501,029
                                               Principal Financial Group, Inc.                         145,400        5,596,446
                                                                                         Diversified Financial
                                                                                                Services Total       30,653,610

                            INSURANCE - 6.6%   Allstate Corp.                                           24,561        1,327,768
                                               American International Group, Inc.                      167,291        9,269,594
                                               Chubb Corp.                                              25,865        2,050,319
                                               CNA Financial Corp. (a)                                  83,800        2,351,428
                                               First American Corp.                                    119,300        3,929,742
                                               Hartford Financial Services Group,
                                                Inc.                                                     32,031        2,196,045

                                 See Accompanying Notes to Financial Statements.

                                                                                                        SHARES        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

FINANCIALS - (CONTINUED)

INSURANCE - (CONTINUED)

                                               Lincoln National Corp.                                  185,800        8,387,012
                                               Reinsurance Group of America, Inc.                       63,900        2,720,862
                                               SAFECO Corp.                                            178,100        8,675,251
                                               UICI                                                    243,400        5,902,450
                                               Willis Group Holdings Ltd.                               69,448        2,560,548
                                               XL Capital Ltd., Class A                                 36,062        2,609,807
                                                                                               Insurance Total       51,980,826

                          REAL ESTATE - 1.4%   Annaly Mortgage Management, Inc.,
                                               REIT                                                    253,600        4,757,536
                                               AvalonBay Communities, Inc., REIT                        20,700        1,384,623
                                               St. Joe Co.                                              65,100        4,381,230
                                                                                             Real Estate Total       10,523,389

           THRIFTS & MORTGAGE FINANCE - 0.3%   Freddie Mac                                              29,280        1,850,496
                                                                                            Thrifts & Mortgage
                                                                                                 Finance Total        1,850,496
                                                                                                                 --------------
                                                                                              FINANCIALS TOTAL      152,144,453
HEALTH CARE - 14.3%

                        BIOTECHNOLOGY - 0.9%   Amgen, Inc. (a)                                         120,500        7,014,305
                                                                                           Biotechnology Total        7,014,305

     HEALTH CARE EQUIPMENT & SUPPLIES - 1.5%   Bausch & Lomb, Inc.                                       8,585          629,281
                                               Medtronic, Inc.                                         214,300       10,918,585
                                                                                       Health Care Equipment &
                                                                                                Supplies Total       11,547,866

     HEALTH CARE PROVIDERS & SERVICES - 7.2%   Aetna, Inc.                                              33,874        2,538,856
                                               Cardinal Health, Inc.                                   123,800        6,908,040
                                               Coventry Health Care, Inc. (a)                          131,750        8,977,445
                                               Humana, Inc. (a)                                        272,200        8,694,068
                                               IMS Health, Inc.                                        303,400        7,399,926
                                               Lincare Holdings, Inc. (a)                              216,800        9,589,064
                                               Medco Health Solutions, Inc. (a)                        179,700        8,907,729
                                               Molina Healthcare, Inc. (a)                              73,200        3,373,788
                                                                                       Health Care Providers &
                                                                                                Services Total       56,388,916

                      PHARMACEUTICALS - 4.7%   Bristol-Myers Squibb Co.                                 59,539        1,515,863
                                               GlaxoSmithKline PLC, ADR                                 25,263        1,160,077
                                               Johnson & Johnson                                       181,670       12,200,957
                                               Merck & Co., Inc.                                        62,585        2,025,876
                                               Novartis AG, ADR                                        217,993       10,197,713
                                               Pfizer, Inc.                                            302,782        7,954,083
                                               Pharmion Corp. (a)                                       75,000        2,175,000
                                                                                         Pharmaceuticals Total       37,229,569
                                                                                                                 --------------
                                                                                             HEALTH CARE TOTAL      112,180,656
INDUSTRIALS - 7.9%

                  AEROSPACE & DEFENSE - 1.1%   General Dynamics Corp.                                   23,223        2,486,022
                                               United Technologies Corp.                                62,467        6,350,395
                                                                                           Aerospace & Defense
                                                                                                         Total        8,836,417

                             AIRLINES - 0.7%   Alaska Air Group, Inc. (a)                              176,200        5,187,328
                                                                                                Airlines Total        5,187,328

See Accompanying Notes to Financial Statements.

                                                                                                        SHARES        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

INDUSTRIALS - (CONTINUED)

       COMMERCIAL SERVICES & SUPPLIES - 0.8%   Career Education Corp. (a)                               65,900        2,257,734
                                               Cendant Corp.                                            57,075        1,172,321
                                               Waste Management, Inc.                                   93,237        2,689,887
                                                                                         Commercial Services &
                                                                                                Supplies Total        6,119,942

                 ELECTRICAL EQUIPMENT - 0.1%   Emerson Electric Co.                                     19,007        1,234,125
                                                                                          Electrical Equipment
                                                                                                         Total        1,234,125

             INDUSTRIAL CONGLOMERATES - 4.9%   3M Co.                                                   53,228        4,561,107
                                               General Electric Co.                                    712,109       25,678,651
                                               Textron, Inc.                                           109,100        8,141,042
                                                                                                    Industrial
                                                                                           Conglomerates Total       38,380,800

                            MACHINERY - 0.3%   Eaton Corp.                                              37,037        2,422,220
                                                                                               Machinery Total        2,422,220
                                                                                                                 --------------
                                                                                             INDUSTRIALS TOTAL       62,180,832
INFORMATION TECHNOLOGY - 18.3%

             COMMUNICATIONS EQUIPMENT - 0.9%   Cisco Systems, Inc. (a)                                 409,700        7,329,533
                                                                                                Communications
                                                                                               Equipment Total        7,329,533

              COMPUTERS & PERIPHERALS - 2.2%   Apple Computer, Inc. (a)                                 65,200        2,716,884
                                               Dell, Inc. (a)                                          202,300        7,772,366
                                               International Business Machines Corp.                    44,062        4,026,385
                                               Lexmark International, Inc.,
                                               Class A (a)                                              34,614        2,768,082
                                                                                       Computers & Peripherals
                                                                                                         Total       17,283,717

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.8%   Avnet, Inc. (a)                                         332,300        6,120,966
                                                                                        Electronic Equipment &
                                                                                             Instruments Total        6,120,966

         INTERNET SOFTWARE & SERVICES - 0.9%   InfoSpace, Inc. (a)                                     129,000        5,267,070
                                               United Online, Inc. (a)                                 182,400        1,909,728
                                                                                           Internet Software &
                                                                                                Services Total        7,176,798

                          IT SERVICES - 2.6%   Accenture Ltd., Class A (a)                             133,795        3,231,149
                                               Automatic Data Processing, Inc.                          28,214        1,268,220
                                               Computer Sciences Corp. (a)                             166,400        7,629,440
                                               Electronic Data Systems Corp.                            77,000        1,591,590
                                               NAVTEQ (a)                                               52,100        2,258,535
                                               Paychex, Inc.                                           128,000        4,200,960
                                                                                             IT Services Total       20,179,894

                   OFFICE ELECTRONICS - 0.3%   Xerox Corp. (a)                                         142,900        2,164,935
                                                                                      Office Electronics Total        2,164,935

              SEMICONDUCTORS & SEMICONDUCTOR
                            EQUIPMENT - 6.2%   Altera Corp. (a)                                        363,500        7,190,030
                                               Analog Devices, Inc.                                    107,500        3,885,050
                                               Applied Materials, Inc.                                 314,900        5,117,125
                                               ASML Holding N.V., N.Y. Registered
                                               Shares (a)                                              423,600        7,103,772
                                               Marvell Technology Group Ltd. (a)                       108,300        4,152,222
                                               Maxim Integrated Products, Inc.                         160,200        6,547,374
                                               Microchip Technology, Inc.                              123,800        3,220,038
                                               Novellus Systems, Inc. (a)                              180,200        4,816,746
                                               Xilinx, Inc.                                            233,600        6,828,128
                                                                                              Semiconductors &
                                                                                       Semiconductor Equipment
                                                                                                         Total       48,860,485

                                 See Accompanying Notes to Financial Statements.

                                                                                                        SHARES        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

INFORMATION TECHNOLOGY - (CONTINUED)

                             SOFTWARE - 4.4%   Adobe Systems, Inc.                                     132,600        8,906,742
                                               Autodesk, Inc.                                          275,319        8,193,493
                                               Microsoft Corp.                                         566,239       13,685,997
                                               SAP AG, ADR                                             100,900        4,044,072
                                                                                                Software Total       34,830,304
                                                                                                                 --------------
                                                                                        INFORMATION TECHNOLOGY
                                                                                                         TOTAL      143,946,632
MATERIALS - 5.3%

                            CHEMICALS - 1.6%   Air Products & Chemicals, Inc.                           21,829        1,381,557
                                               E.I. du Pont de Nemours & Co.                            27,884        1,428,776
                                               Monsanto Co.                                            133,400        8,604,300
                                               PPG Industries, Inc.                                     18,826        1,346,436
                                                                                               Chemicals Total       12,761,069

               CONSTRUCTION MATERIALS - 0.4%   Vulcan Materials Co.                                     58,300        3,313,189
                                                                                        Construction Materials
                                                                                                         Total        3,313,189

                      METALS & MINING - 1.1%   Phelps Dodge Corp.                                       85,800        8,728,434
                                                                                         Metals & Mining Total        8,728,434

              PAPER & FOREST PRODUCTS - 2.2%   Georgia-Pacific Corp.                                   185,500        6,583,395
                                               Potlatch Corp.                                          156,800        7,380,576
                                               Weyerhaeuser Co.                                         39,806        2,726,711
                                                                                       Paper & Forest Products
                                                                                                         Total       16,690,682
                                                                                                                 --------------
                                                                                               MATERIALS TOTAL       41,493,374
TELECOMMUNICATION SERVICES - 2.8%

               DIVERSIFIED TELECOMMUNICATION
                             SERVICES - 2.8%   BellSouth Corp.                                         107,676        2,830,802
                                               CenturyTel, Inc.                                        234,100        7,687,844
                                               SBC Communications, Inc.                                202,457        4,796,206
                                               Verizon Communications, Inc.                            181,574        6,445,877
                                                                                                   Diversified
                                                                                             Telecommunication
                                                                                                Services Total       21,760,729
                                                                                                                 --------------
                                                                                             TELECOMMUNICATION
                                                                                                SERVICES TOTAL       21,760,729
UTILITIES - 1.6%

                   ELECTRIC UTILITIES - 1.1%   Entergy Corp.                                            49,398        3,490,463
                                               Exelon Corp.                                             44,920        2,061,379
                                               PG&E Corp.                                               41,078        1,400,760
                                               TXU Corp.                                                20,488        1,631,459
                                                                                      Electric Utilities Total        8,584,061

  MULTI-UTILITIES & UNREGULATED POWER - 0.5%   Constellation Energy Group                               81,300        4,203,210
                                                                                             Multi-Utilities &
                                                                                       Unregulated Power Total        4,203,210
                                                                                                                 --------------
                                                                                               UTILITIES TOTAL       12,787,271

                                               TOTAL COMMON STOCKS
                                               (COST OF $672,480,133)                                               780,504,317

See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM OBLIGATION - 0.2%

                                               Repurchase agreement with State
                                               Street Bank & Trust Co., dated
                                               03/31/05, due 04/01/05 at 2.450%,
                                               collateralized by a U.S. Treasury
                                               Bond maturing 08/15/22, market value
                                               of $1,935,430 (repurchase proceeds
                                               $1,896,129)                                           1,896,000        1,896,000

                                               TOTAL SHORT-TERM OBLIGATION
                                               (COST OF $1,896,000)                                                   1,896,000

                                               TOTAL INVESTMENTS - 99.7%
                                               (COST OF $674,376,133) (b)                                           782,400,317

                                               OTHER ASSETS & LIABILITIES,
                                               NET - 0.3%                                                             1,932,570

                                               NET ASSETS - 100.0%                                               $  784,332,887

    NOTES TO INVESTMENT PORTFOLIO:

(a) Non-income producing security.
(b) Cost for federal income tax purposes is $674,376,133.

  ACRONYM                    NAME
  ADR                        American Depositary Receipt
  REIT                       Real Estate Investment Trust

  At March 31, 2005, the Fund held investments in the following sectors:

                                                                    % OF
  SECTOR                                                         NET ASSETS
  -------------------------------------------------------------------------
  Financials                                                        19.4%
  Information Technology                                            18.3
  Health Care                                                       14.3
  Consumer Discretionary                                            12.6
  Energy                                                             9.1
  Consumer Staples                                                   8.2
  Industrials                                                        7.9
  Materials                                                          5.3
  Telecommunication Services                                         2.8
  Utilities                                                          1.6
  Short-Term Obligation                                              0.2
  Other Assets & Liabilities, Net                                    0.3
                                                                   -----
                                                                   100.0%
                                                                   =====

                                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2005 (UNAUDITED)                          COLUMBIA YOUNG INVESTOR FUND

                                                                                                                            ($)
-------------------------------------------------------------------------------------------------------------------------------
                                      ASSETS   Investments, at cost                                                 674,376,133
                                                                                                                 --------------
                                               Investments, at value                                                782,400,317
                                               Receivable for:
                                                Investments sold                                                     26,765,200
                                                Fund shares sold                                                         45,708
                                                Interest                                                                    129
                                                Dividends                                                             1,034,085
                                               Expense reimbursement due from
                                               Investment Advisor                                                       373,521
                                               Deferred Trustees' compensation plan                                      19,060
                                                                                                                 --------------
                                                                                                  Total Assets      810,638,020

                                 LIABILITIES   Payable to custodian bank                                              1,110,846
                                               Payable for:
                                                Investments purchased                                                23,236,172
                                                Fund shares repurchased                                                 397,057
                                                Investment advisory fee                                                 393,933
                                                Administration fee                                                      122,227
                                                Transfer agent fee                                                      783,273
                                                Pricing and bookkeeping fees                                             16,261
                                                Reports to shareholders                                                 177,295
                                                Distribution and service fees                                            32,571
                                               Deferred Trustees' fees                                                   19,060
                                               Other liabilities                                                         16,438
                                                                                                                 --------------
                                                                                             Total Liabilities       26,305,133

                                                                                                    NET ASSETS      784,332,887

                   COMPOSITION OF NET ASSETS   Paid-in capital                                                      816,978,173
                                               Undistributed net investment income                                      965,057
                                               Accumulated net realized loss                                       (141,634,527)
                                               Net unrealized appreciation on
                                               investments                                                          108,024,184
                                                                                                                 --------------

                                                                                                    NET ASSETS      784,332,887

                                     CLASS A   Net assets                                                            93,223,855
                                               Shares outstanding                                                     7,429,267
                                               Net asset value per share                                                  12.55(a)
                                               Maximum offering price per share
                                               ($12.55/0.9425)                                                            13.32(b)

                                     CLASS B   Net assets                                                             5,976,409
                                               Shares outstanding                                                       483,022
                                               Net asset value and offering price
                                               per share                                                                  12.37(a)

                                     CLASS C   Net assets                                                               768,166
                                               Shares outstanding                                                        62,059
                                               Net asset value and offering price
                                               per share                                                                  12.38(a)

                                     CLASS Z   Net assets                                                           684,364,457
                                               Shares outstanding                                                    62,623,599
                                               Net asset value, offering and
                                               redemption price per share                                                 10.93

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b) On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED MARCH 31, 2005 (UNAUDITED) COLUMBIA YOUNG INVESTOR FUND

                                                                                                                            ($)
-------------------------------------------------------------------------------------------------------------------------------
                           INVESTMENT INCOME   Dividends                                                              8,132,771
                                               Interest                                                                  30,939
                                                                                                                 --------------
                                                Total Investment Income (net of foreign taxes withheld
                                                of $36,422)                                                           8,163,710

                                    EXPENSES   Investment advisory fee                                                2,315,714
                                               Administration fee                                                       722,219
                                               Distribution fee:
                                                Class A                                                                  47,700
                                                Class B                                                                  23,043
                                                Class C                                                                   2,938
                                               Service fee:
                                                Class A                                                                 119,251
                                                Class B                                                                   7,681
                                                Class C                                                                     979
                                               Transfer agent fee:
                                                Class A                                                                 402,074
                                                Class B                                                                  22,820
                                                Class C                                                                   2,963
                                                Class Z                                                               2,556,240
                                               Pricing and bookkeeping fees                                             112,459
                                               Trustees' fees                                                            11,554
                                               Custody fee                                                               25,116
                                               Non-recurring costs (See Note 7)                                           9,077
                                               Other expenses                                                           288,447
                                                                                                                 --------------
                                                Total Expenses                                                        6,670,275
                                               Fees and expenses waived or reimbursed by Investment
                                                Advisor:
                                                Class A                                                                (316,510)
                                                Class B                                                                 (17,307)
                                                Class C                                                                  (2,259)
                                                Class Z                                                              (1,634,260)
                                               Fees waived by Distributor - Class A                                     (23,850)
                                               Non-recurring costs assumed by Investment Advisor
                                               (See Note 7)                                                              (9,077)
                                               Custody earnings credit                                                   (2,023)
                                                                                                                 --------------
                                                Net Expenses                                                          4,664,989
                                                                                                                 --------------
                                               Net Investment Income                                                  3,498,721

     NET REALIZED AND UNREALIZED GAIN (LOSS)
                              ON INVESTMENTS   Net realized gain on investments                                      42,741,561
                                               Net change in unrealized appreciation/depreciation on
                                                investments                                                          15,437,062
                                                                                                                 --------------
                                               Net Gain                                                              58,178,623
                                                                                                                 --------------
                                               Net Increase in Net Assets from Operations                            61,677,344

                                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                    COLUMBIA YOUNG INVESTOR FUND

                                                                                                   (UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                                     MARCH 31,    SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS:                                                                    2005 ($)         2004 ($)
-------------------------------------------------------------------------------------------------------------------------------
                                  OPERATIONS   Net investment income                                 3,498,721        1,142,785
                                               Net realized gain on investments                     42,741,561       79,300,117
                                               Net change in unrealized
                                                appreciation/depreciation on
                                                investments                                         15,437,062        7,949,049
                                                                                      -----------------------------------------
                                                    Net Increase from Operations                    61,677,344       88,391,951

      DISTRIBUTIONS DECLARED TO SHAREHOLDERS   From net investment income:
                                                Class A                                               (453,789)              --
                                                Class Z                                             (3,568,310)              --
                                                                                      -----------------------------------------
                                                    Total Distributions Declared to
                                                     Shareholders                                   (4,022,099)              --

                          SHARE TRANSACTIONS   Class A:
                                                Subscriptions                                        2,275,142        5,875,316
                                                Distributions reinvested                               441,584               --
                                                Redemptions                                        (10,751,489)     (16,955,769)
                                                                                      -----------------------------------------
                                                  Net Decrease                                      (8,034,763)     (11,080,453)
                                               Class B:
                                                Subscriptions                                          263,084          628,365
                                                Redemptions                                           (820,959)      (2,147,700)
                                                                                      -----------------------------------------
                                                  Net Decrease                                        (557,875)      (1,519,335)
                                               Class C:
                                                Subscriptions                                           66,615          182,250
                                                Redemptions                                           (156,121)        (113,350)
                                                                                      -----------------------------------------
                                                  Net Increase (Decrease)                              (89,506)          68,900
                                               Class Z:
                                                Subscriptions                                       17,742,870       42,087,456
                                                Distributions reinvested                             3,530,424               --
                                                Redemptions                                        (65,326,303)    (115,275,588)
                                                                                      -----------------------------------------
                                                  Net Decrease                                     (44,053,009)     (73,188,132)
                                               Net Decrease from Share Transactions                (52,735,153)     (85,719,020)
                                                                                      -----------------------------------------
                                                    Total Increase in Net Assets                     4,920,092        2,672,931

                                  NET ASSETS   Beginning of period                                 779,412,795      776,739,864
                                               End of period (including
                                                undistributed net investment
                                                income of $965,057 and $1,488,435,
                                                respectively)                                      784,332,887      779,412,795

                           CHANGES IN SHARES   Class A:
                                                Subscriptions                                          183,986          506,593
                                                Issued for distributions reinvested                     35,018               --
                                                Redemptions                                           (871,693)      (1,458,671)
                                                                                      -----------------------------------------
                                                  Net Decrease                                        (652,689)        (952,078)
                                               Class B:
                                                Subscriptions                                           21,517           54,732
                                                Redemptions                                            (67,192)        (187,544)
                                                                                      -----------------------------------------
                                                  Net Decrease                                         (45,675)        (132,812)
                                               Class C:
                                                Subscriptions                                            5,541           15,881
                                                Redemptions                                            (12,857)         (10,012)
                                                                                      -----------------------------------------
                                                  Net Increase (Decrease)                               (7,316)           5,869
                                               Class Z:
                                                Subscriptions                                        1,652,222        4,164,659
                                                Issued for distributions reinvested                    321,849               --
                                                Redemptions                                         (6,065,839)     (11,357,922)
                                                                                      -----------------------------------------
                                                  Net Decrease                                      (4,091,768)      (7,193,263)

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2005 (UNAUDITED)                          COLUMBIA YOUNG INVESTOR FUND

NOTE 1. ORGANIZATION

Columbia Young Investor Fund (the "Fund"), a series of Columbia Funds Trust XI (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOALS

The Fund seeks long-term growth of capital. The Fund also has an educational objective to teach investors, especially young people, about basic economic principles and personal finance through a variety of educational materials prepared and paid for by the Fund.

FUND SHARES

The Fund may issue an unlimited number of shares and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings. Awards from class action litigation are recorded as a reduction of cost if the fund still owns the applicable securities on payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The Fund estimates components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

Unrealized appreciation and depreciation at March 31, 2005, based on cost of investments for federal income tax purposes was:

    Unrealized appreciation                  $  132,151,403
    Unrealized depreciation                     (24,127,219)
                                             --------------
     Net unrealized appreciation             $  108,024,184

The following capital loss carryforwards, determined as of September 30, 2004, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

            YEAR OF                  CAPITAL LOSS
           EXPIRATION                CARRYFORWARDS
           ---------------------------------------
              2007                   $   1,167,536
              2008                         273,885
              2009                      25,009,742
              2010                      38,352,415
              2011                     119,232,204
                                     -------------
              Total                  $ 184,035,782

Of these carryforwards, $21,710,750 (expiring 09/30/09) and $4,740,410
($1,167,533 expiring 09/30/07, $273,885 expiring 09/30/08 and $3,298,992 expiring 09/30/09) remain from the Fund's merger with Liberty Young Investor Fund and Liberty Growth Investor Fund, respectively.

Utilization of Liberty Young Investor Fund's and Liberty Growth Investor Fund's losses could be subject to limitations imposed by the Internal Revenue Code.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISORY FEE

Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

      AVERAGE DAILY NET ASSETS        ANNUAL FEE RATE
      -----------------------------------------------
         First $500 million                0.60%
          Next $500 million                0.55%
           Over $1 billion                 0.50%

For the six months ended March 31, 2005, the Fund's annualized effective investment advisory fee rate was 0.58%.

ADMINISTRATION FEE

Columbia provides administrative and other services to the Fund for a monthly administration fee based on the Fund's average daily net assets at the following annual rates:

      AVERAGE DAILY NET ASSETS       ANNUAL FEE RATE
      -----------------------------------------------
         First $500 million               0.200%
          Next $500 million               0.150%
           Over $1 billion                0.125%

For the six months ended March 31, 2005, the Fund's annualized effective administration fee rate was 0.18%.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the six months ended March 31, 2005, the annualized effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.028%.

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account per class. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Effective November 1, 2004, Columbia has voluntarily agreed to reimburse the Fund for a portion of transfer agency fees so that transfer agent fees (exclusive of out-of-pocket expenses) will not exceed 0.10% annually for the Fund. Columbia, at its discretion, may revise or discontinue this arrangement any time. Prior to November 1, 2004, Columbia voluntarily agreed to reimburse a portion of transfer agency fees so that transfer agent fees (exclusive of out-of-pocket expenses) would not exceed 0.10% annually for Class A, Class B and Class C shares only.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. For the six months ended March 31, 2005, the Distributor has retained net underwriting discounts of $3,199 on sales of the Fund's Class A shares and net CDSC fees of $6,050, $4,681 and $3 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan"), which allows the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.10% annually of the average daily net assets attributable to Class A shares and 0.75% annually of the average daily net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the Class A share distribution fee so that it will not exceed 0.05% annually.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

OTHER

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended March 31, 2005, the Fund paid $1,158 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the six months ended March 31, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $221,546,349 and $269,327,341, respectively.

NOTE 6. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations.

For the six months ended March 31, 2005, the Fund did not borrow under this arrangement.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

LEGAL PROCEEDINGS

On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC. "At this time, the distribution plan is still under development. As such, any gain to the fund or its shareholders can not currently be determined."

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Fund and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs are expected to file a consolidated amended complaint in June 2005.

The Fund and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Fund.

In connection with events described in detail above, various parties have filed suit against certain funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL"). On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, can not currently be made.

For the six months ended March 31, 2005, Columbia has assumed $9,077 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS

                                                    COLUMBIA YOUNG INVESTOR FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                       (UNAUDITED)                                         PERIOD
                                                  SIX MONTHS ENDED                                          ENDED
                                                         MARCH 31,      YEAR ENDED SEPTEMBER 30,    SEPTEMBER 30,
CLASS A SHARES                                                2005           2004           2003          2002(a)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $          11.68     $    10.47     $     8.52    $        8.94

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)                              0.04(c)        0.03          (0.03)           (0.01)
Net realized and unrealized gain (loss) on
investments                                                   0.89           1.18           1.98            (0.41)
                                                  ----------------     ----------     ----------    -------------
Total from Investment Operations                              0.93           1.21           1.95            (0.42)

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                   (0.06)            --             --               --
                                                  ----------------     ----------     ----------    -------------
Total Distributions Declared to Shareholders                 (0.06)            --             --               --

NET ASSET VALUE, END OF PERIOD                    $          12.55     $    11.68     $    10.47    $        8.52
Total return (d)(e)                                           7.95%(f)      11.56%         22.89%           (4.70)%(f)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)                                                  1.35%(h)       1.33%          1.54%            1.67%(h)
Net investment income (loss) (g)                              0.70%(h)       0.26%         (0.35)%          (0.49)%(h)
Waiver/reimbursement                                          0.71%(h)       1.10%          0.56%            0.80%(h)
Portfolio turnover rate                                         28%(f)         58%           128%              32%
Net assets, end of period (000's)                 $         93,224     $   94,386     $   94,617    $      82,564

(a) Class A shares were initially offered on July 29, 2002. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Net investment income per share reflects a special dividend which amounted to $0.02 per share.
(d) Total return at net asset value assuming all distributions reinvested no initial sales charge or contingent deferred sales charge.
(e) Had the Investment Advisor and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.

                                                       (UNAUDITED)                                             PERIOD
                                                  SIX MONTHS ENDED                                              ENDED
                                                         MARCH 31,          YEAR ENDED SEPTEMBER 30,    SEPTEMBER 30,
CLASS B SHARES                                                2005               2004           2003          2002(a)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $          11.50         $    10.39     $     8.51    $        8.94

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                         --(c)(d)        (0.05)         (0.10)           (0.02)
Net realized and unrealized gain (loss) on
investments                                                   0.87               1.16           1.98            (0.41)
                                                  ----------------         ----------     ----------    -------------
Total from Investment Operations                              0.87               1.11           1.88            (0.43)

NET ASSET VALUE, END OF PERIOD                    $          12.37         $    11.50     $    10.39    $        8.51
Total return (e)(f)                                           7.57%(g)          10.68%         22.09%           (4.81)%(g)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                  2.05%(i)           2.03%          2.24%            2.37%(i)
Net investment loss (h)                                         --%(i)(j)       (0.44)%        (1.05)%          (1.19)%(i)
Waiver/reimbursement                                          0.56%(i)           0.46%          0.51%            0.75%(i)
Portfolio turnover rate                                         28%(g)             58%           128%              32%
Net assets, end of period (000's)                 $          5,976         $    6,082     $    6,872    $       6,505

(a) Class B shares were initially offered on July 29, 2002. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Rounds to less than $0.01 per share.
(d) Net investment income per share reflects a special dividend which amounted to $0.02 per share.
(e) Total return at net asset value assuming no contingent deferred sales charge.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.
(j)  Rounds to less than 0.01%.

                                                       (UNAUDITED)                                           PERIOD
                                                  SIX MONTHS ENDED                                            ENDED
                                                         MARCH 31,        YEAR ENDED SEPTEMBER 30,    SEPTEMBER 30,
CLASS C SHARES                                                2005             2004           2003          2002(a)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $          11.51       $    10.39     $     8.51    $        8.94

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                         --(c)(d)      (0.05)         (0.10)           (0.02)
Net realized and unrealized gain (loss) on
investments                                                   0.87             1.17           1.98            (0.41)
                                                  ----------------       ----------     ----------    -------------
Total from Investment Operations                              0.87             1.12           1.88            (0.43)

NET ASSET VALUE, END OF PERIOD                    $          12.38       $    11.51     $    10.39    $        8.51
Total return (e)(f)                                           7.56%(g)        10.78%         22.09%           (4.81)%(g)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                  2.05%(i)         2.03%          2.24%            2.37%(i)
Net investment income (loss) (h)                              0.04%(i)        (0.44)%        (1.05)%          (1.19)%(i)
Waiver/reimbursement                                          0.58%(i)         0.71%          0.50%            0.75%(i)
Portfolio turnover rate                                         28%(g)           58%           128%              32%
Net assets, end of period (000's)                 $            768       $      798     $      660    $         488

(a) Class C shares were initially offered on July 29, 2002. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Rounds to less than $0.01 per share.
(d) Net investment income per share reflects a special dividend which amounted to $0.02 per share.
(e) Total return at net asset value assuming no contingent deferred sales charge.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

                                     (UNAUDITED)
                                SIX MONTHS ENDED
                                       MARCH 31,                              YEAR ENDED SEPTEMBER 30,
CLASS Z SHARES                              2005            2004      2003(a)    2002(a)(b)           2001(a)           2000(a)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD             $          10.16      $     9.13   $     7.42   $      9.38       $     17.97       $     13.71

INCOME FROM INVESTMENT
OPERATIONS:
Net investment
income (loss) (c)                           0.05(d)         0.01        (0.03)        (0.07)(e)         (0.06)(e)         (0.07)(e)
Net realized and unrealized
gain (loss) on investments                  0.77            1.02         1.74         (1.89)            (6.52)             4.49
                                ----------------      ----------   ----------   -----------       -----------       -----------
Total from Investment
Operations                                  0.82            1.03         1.71         (1.96)            (6.58)             4.42

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS:
From net investment income                 (0.05)             --           --            --                --                --
From net realized gains                       --              --           --            --             (1.56)            (0.16)
In excess of net realized gains               --              --           --            --             (0.45)               --
                                ----------------      ----------   ----------   -----------       -----------       -----------
Total Distributions Declared
to Shareholders                            (0.05)             --           --            --             (2.01)            (0.16)

NET ASSET VALUE, END OF PERIOD  $          10.93      $    10.16   $     9.13   $      7.42       $      9.38       $     17.97
Total return (f)                            8.12%(g)       11.28%       23.05%       (20.90)%          (40.08)%           32.32%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (h)                                1.13%(i)        1.46%        1.49%         1.58%(e)          1.26%(e)          1.08%(e)
Net investment
income (loss) (h)                           0.91%(i)        0.13%       (0.30)%       (0.71)%(e)        (0.41)%(e)        (0.45)%(e)
Waiver/reimbursement                        0.47%(i)          --%          --%           --%               --%               --%
Portfolio turnover rate                       28%(g)          58%         128%           32%               23%(j)            72%(j)
Net assets, end of
period (000's)                  $        684,364      $  678,146   $  674,590   $   573,111       $   746,698       $ 1,215,809

(a) Per share data has been restated to reflect a 2-for-1 share split effective July 25, 2003.
(b)  Class S shares were redesignated Class Z shares on July 29, 2002.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Net investment income per share reflects a special dividend which amounted to $0.02 per share.
(e) Per share data and ratios reflect income and expenses inclusive of the Fund's proportionate share of the income and expenses of the SR&F Growth Investor Portfolio prior to the termination of the master feeder/fund structure on July 26, 2002.
(f)  Total return at net asset value assuming all distributions reinvested.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.
(j)  Portfolio turnover disclosed is for the SR&F Growth Investor Portfolio.

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENT

                                                    COLUMBIA YOUNG INVESTOR FUND

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that the Board of Trustees/Directors (the "Board") of the Columbia Funds (the "Funds"), including a majority of the Trustees and Directors (collectively, the "Trustees") who are not "interested persons" of the Trusts, as defined in the 1940 Act (the "Independent Trustees"), annually review and approve the terms of the Funds' investment advisory agreements. During the most recent six months covered by this report, the Board reviewed and approved the management contracts ("Advisory Agreements") with Columbia Management Advisors, Inc. ("CMA") for the Fund.

At meetings held on September 23, 2004 and October 12, 2004, the Advisory Fees and Expenses Committee (the "Committee") of the Board considered the factors described below relating to the selection of CMA and the approval of the Advisory Agreement. At a meeting held on October 13, 2004, the Board, including the Independent Trustees (who were advised by their independent legal counsel), considered these factors and reached the conclusions described below.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board considered information regarding the nature, extent and quality of services that CMA provides to the Fund under the Advisory Agreement. CMA provided the most recent investment adviser registration form ("Form ADV") and code of ethics for CMA to the Board. The Board reviewed information on the status of Securities and Exchange Commission ("SEC") and New York Attorney General ("NYAG") proceedings against CMA and certain of its affiliates, including the agreement in principle entered into with the SEC and the NYAG on March 15, 2004 to settle civil complaints filed by the SEC and the NYAG relating to trading activity in mutual fund shares.(1)

The Board evaluated the ability of CMA, including its resources, reputation and other attributes, to attract and retain highly qualified research, advisory and supervisory investment professionals. The Board considered information regarding CMA's compensation program for its personnel involved in the management of the Fund.

Based on these considerations and other factors, including those referenced below, the Board concluded that they were generally satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by CMA.

FUND PERFORMANCE AND EXPENSES

CMA provided the Board with relative performance and expense information for the Fund in a report prepared by Lipper Inc. ("Lipper") an independent provider of investment company data. The Board considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the "Performance Universe") by total return for one-year, three-year, five-year, ten-year or life of fund periods, as applicable. They also considered the Fund's performance in comparison to the performance results of a group (the "Performance Peer Group") of funds selected by Lipper based on similarities in fund type (e.g. open-end), investment classification and objective, asset size, load type and 12b-1/service fees and other expense features, and to the performance results of the Fund's benchmark index. The Board reviewed a description of Lipper's methodology for selecting the mutual funds in the Fund's Performance Peer Group and Performance Universe.

The Board considered statistical information regarding the Fund's total expenses and certain components thereof, including management fees (both actual management fees based on expenses for advisory and administrative fees including any reductions for fee waivers and expense reimbursements as well as contractual management fees that are computed for a hypothetical level of assets), actual non-management expenses, and fee waivers/caps and expense reimbursements. They also considered comparisons of these expenses to the expense information for funds within a group (the "Expense Peer Group") selected by Lipper based on similarities in fund type (e.g. open-end), investment classification and objective, asset size, load type and 12b-1/service fees and other expense features (but which, unlike the Performance Peer Group, may include funds with several different investment classifications and objectives) and an

(1) On February 9, 2005, CMA and its affiliate, Columbia Funds Distributor, Inc., entered into settlement agreements with the SEC and the NYAG that contain substantially the terms outlined in the agreements in principle.

expense universe ("Expense Universe") selected by Lipper based on the criteria for determining the Expense Peer Group other than asset size. The expense information in the Lipper report took into account all existing fee waivers and expense reimbursements as well as all voluntary advisory fee reductions applicable to certain Funds that were being proposed by management in order to reduce the aggregate advisory fees received from mutual funds advised by CMA and Banc of America Capital Management, LLC ("BACAP") by $32 million per year for five years as contemplated by the agreement in principle with the NYAG.

The Committee also considered the projected impact on expenses of these Funds resulting from the overall cost reductions that management anticipated would result from the proposed shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates.

The Boards also considered information is the Lipper report that ranked each Funds based on (i) each Fund's one-year performance and actual advisory fees,
(ii) each Fund's one-year performance and total expenses and (iii) each Fund's 3-year performance and total expenses.

Based on these comparisons and expense and performance rankings of the Fund in the Lipper Report, CMA determined an overall score for the Fund. The Committee and the Board also considered projected savings to the Fund that would result from certain modifications in soft dollar arrangements.

The Committee also considered more detailed information relating to certain Funds that were highlighted for additional review based upon the fact that they ranked poorly in terms of overall expense or management fees, maintained poor performance or demonstrated a combination of below average to poor performance while maintaining below average or poor expense rankings. At its September 23, 2004 meeting, the Committee discussed these Funds with management and in executive session. The Committee requested additional information from management regarding the cause(s) of the below-average relative performance of these Funds, any remedial actions management recommended to improve performance and the general standards for review of portfolio manager performance. At its October 12, 2004 meeting, the Committee considered additional information provided by management regarding these Funds. The Board also considered management's proposal to merge or liquidate some of these Funds.

In addition, the Boards considered proposed changes in the portfolio management of the Columbia Young Investor Fund and a proposed 10 basis point cap on the transfer agency expenses for the Columbia Young Investor Fund.

Based on these considerations and other factors, the Board concluded that the overall performance and expense results supported by the approval of the Advisory Agreements for each Fund.

INVESTMENT ADVISORY FEE RATES

The Board reviewed and considered the proposed contractual investment advisory fee rates (the "Advisory Agreement Rates") payable by the Funds to CMA for investment advisory services. In addition, the Board reviewed and considered the existing and proposed fee waiver and reimbursement arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the fee waivers and reimbursements into account (the "Net Advisory Rates"). At previous meetings, the Committee had separately considered management's proposal to reduce annual investment advisory fees for certain Funds under the NYAG agreement in principle and the impact of these reductions on each affected Fund. Additionally, the Board considered information comparing the Advisory Agreement Rates and Net Advisory Rates (both on a stand-alone basis and on a combined basis with the Funds' administration fee rates) with those of the other funds in the Expense Peer Group. The Board concluded that the Advisory Agreement Rates and Net Advisory Rates represented reasonable compensation to CMA, in light of the nature, extent and quality of the services provided to the Funds, the fees paid and expenses borne by comparable funds and the costs that CMA incurs in providing these services to the Funds.

PROFITABILITY

The Board considered a detailed profitability analysis of CMA based on 2003 financial statements, adjusted to take into account advisory fee reductions implemented in November 2003 and proposed reductions under the NYAG proposed settlement. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that CMA and its affiliates received for providing these services to the Funds were not unreasonable.

ECONOMIES OF SCALE

In evaluating potential economies of scale, the Board considered CMA's proposal to implement a standardized breakpoint schedule for combined advisory and administrative fees for the majority of the funds of the same general asset type within the Columbia Funds complex (other than index and closed-end funds). The Board noted that the standardization of the breakpoints would not result in a fee increase for any Fund. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, including most particularly through Advisory Agreement Rate breakpoints at current and reasonably foreseeable asset levels.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS

In evaluating the proposed fee reductions under the NYAG agreement in principle, the Board considered information regarding the advisory fee rates charged by BACAP for the Nations Funds. Members of the Committee and the Board had also separately reviewed advisory fee rates for variable insurance product funds advised by CMA. This information assisted the Board in assessing the reasonableness of fees paid under the Advisory Agreements in light of the nature, extent and quality of services provided under those agreements.

OTHER BENEFITS TO CMA

The Board considered information regarding potential "fall-out" or ancillary benefits received by CMA and its affiliates as a result of their relationship with the Funds. These benefits could include benefits directly attributable to the relationship of CMA with the Funds (such as soft dollar credits) and benefits potentially derived from an increase in the business of CMA as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

OTHER FACTORS AND BROADER REVIEW

The Board reviews detailed materials provided by CMA annually as part of the approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board reviews information provided by CMA at their regular meetings, including, among other things, a detailed portfolio review, and detailed fund performance reports. In addition, the Board interviews the heads of each investment area at each regular meeting of the Board and selected portfolio managers of the Funds at various times throughout the year. After considering the above-described factors and based on the deliberations and their evaluation of the information provided to them, the Board concluded that re-approval of the Advisory Agreements for each of the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the Advisory Agreements.

                                 ACTIVITY PAGES

A-MAZE-ING RACE!

Sarah Saver's very rich Uncle Alfred just called. For Sarah's birthday, Uncle Alfred has promised to match whatever money she can earn in one week by doing chores at home. In the maze below, the correct path offers several chances for Sarah to earn money. As you pass by each chore, color it in. Then write the amount of money Sarah earned in the box to the right. When you reach the end of the maze, add up all the money that Sarah earned. Then add in the birthday match from Uncle Alfred to find the total amount Sarah will put in her piggybank. (You can check your answer with the answer at the bottom of the page.)

[GRAPHIC]

HOW MUCH MONEY FOR PIGGY?

Amount Sarah earned from chores:        $ _________
                                        $ _________
                                        $ _________
                                        $ _________
TOTAL EARNED FROM CHORES                $ _________
Birthday match from Uncle Alfred        $ _________
TOTAL MONEY FOR SARAH'S PIGGYBANK       $ _________

                                                                 Answers: $66.00

                                        I

ADDING UP YOUR ALLOWANCE

[GRAPHIC]

Maybe your parents give you an allowance for chores you do around home, or maybe they just want you to learn about money. But one thing's for sure: An allowance can be a powerful tool if you use it the right way. To see how much you know about an allowance, fill in the blanks beside the following questions. You can then check your answers with those at the bottom of this page.

1 If your allowance is $4 per week, how much money would you have if you saved it all for one month (four weeks)?___________________________________

2 How much would you have if you saved all of your allowance for three months (12 weeks)?_______________

3 If you spent half your $4 allowance each week and saved the rest, how much money would you have after three months?___________________________________

4 Let's say that in addition to an allowance of $4 per week, you received an extra $1 per week for doing the dishes each night. If you saved all of your allowance and this extra money, how much money would you have at the end of three months?______________________________________________________________

5 With an allowance of $4 per week and the extra $1 for doing the dishes, how many weeks would it take you to save $25 for a new computer game?__________

                                  ANSWERS: 1. $16, 2. $48, 3. $24, 4. $60, 5. 5.

                                       II

                                INVESTING PUZZLER

How's your investing vocabulary? See if you can fill in the crossword puzzle using the clues for investing terms below. (You can find the answers to the puzzle at the bottom of this page.)

[GRAPHIC]

ACROSS

1    Piece of a mutual fund that you own
5    A time when stock prices are rising is called a ______market
6    Mutual _______
8    Certificate of deposit (abbreviation)
9    __________ Street
12   Income that a company pays to stockholders from its profits

DOWN

1    Investment that makes you part owner of a company
2    Total ___________
3    A company's earnings (or revenues) minus its costs
4    To redeem an investment
6    Short for Federal Reserve Board
7    _______ Jones Industrial Average
10   Mutual fund sales charge
11   Net asset value (abbreviation)

ACROSS: 1. SHARE, 5. BULL, 6. FUND, 8. CD, 9. WALL, 12. DIVIDEND.
DOWN: 1. STOCK, 2. RETURN, 3. PROFIT, 4. SELL, 6. FED, 7. DOW, 10. LOAD, 11. NAV

                                       III

                              A GOOD WORD TO LEARN

As you probably know, you can sometimes lose money when you invest. Your risk of losing money may be less, however, if you DIVERSIFY your investments. This means putting money into many different types of investments. A mutual fund like Liberty Young Investor Fund, which includes dozens of stocks, is one way to diversify. Even if some stocks in the fund lose money, there may be many others that can help your savings grow.

Just for fun, see how many smaller words (of three or more letters) you can find in the word "diversify." Write those words in the blanks below. Then compare your list with the list at the bottom of this page.

[GRAPHIC]

SOME ANSWERS:

         five     ride      side      very      fired      verify

         edify    diver     vise      fire      fiery       sir

         dive     dire      sire      rife       red        rid

         rise      die      dye       fie        fed        vie

                                       IV

                                WHAT'S YOUR GOAL?

Nobody likes to think about losing money on an investment. But taking that risk is a routine part of the investing process. In fact, a greater risk can often mean a better return on your investment over time. The amount of risk that's right for one investor may not be right for another, however. Your own "risk tolerance" depends on the length of time you plan to invest, for example, as well as the way you feel about risk in general.

Usually, the more time you have to invest for a particular goal, the more risk you can afford to take. This is because you have more time to recover any money that you may lose. As a result, you can probably take more risk with your investments than your parents can -- especially if you're investing for a goal that's many years away. You may also be able to take more risk because you have fewer financial responsibilities, like taking care of an elderly relative or putting a child through college.

In deciding how much risk to take, many investors use a method called "asset allocation." This means splitting your money among different types of investments, such as stocks and bonds, according to your personal risk tolerance. Because stocks tend to be riskier, people usually invest more heavily in stocks when they have long-term goals. Because bonds generally involve less risk, investors tend to rely more heavily on bonds for short-term goals. Investors with very short amounts of time often depend heavily on low-risk "cash" investments such as savings accounts, money market funds or certificates of deposit (CDs).

To understand how asset allocation works, think of your savings as a large pie with slices of different sizes that represent stock, bond and cash investments. If your goal is 15 or more years away and you have few financial responsibilities, your pie might look like the "aggressive" strategy in Portfolio A -- which has the biggest slice (70%) for stocks. Portfolio B (with 50% in stocks) represents a more "moderate" approach that you might use for an investing period of five to 15 years. Portfolio C (with 30% in stocks) shows a "conservative" approach that you might use if your goal is less than five years away.

                                  PORTFOLIO A:
                                  "AGGRESSIVE"
                              (More than 15 years)

[CHART]

cash                     5%
bonds                   25%
stocks                  70%

                                  PORTFOLIO B:
                                   "MODERATE"
                              (From 5 to 15 years)

[CHART]

cash                    10%
bonds                   40%
stocks                  50%

                                  PORTFOLIO C:
                                 "CONSERVATIVE"
                               (Less than 5 years)

[CHART]

cash                    15%
bonds                   55%
stocks                  30%

These examples are hypothetical. They are intended for illustrative purposes only. They are intended to represent a specific investment portfolio. All information contained herein is purely fictitious and has been created solely for educational purposes.

Let's look at some hypothetical investors with different financial responsibilities, investment goals and timeframes. While there may be other factors that affect their risk tolerance, such as personal experiences that change each person's attitude toward risk, see if you can use the information below to match each investor with one of the three portfolios above. (You can check your responses with the suggested answers below.)

 1   Parents who are starting a college savings account for a 5-year-old child
     ______________________________
 2   Parents who are starting a college savings account for a 10-year-old child
     _____________________________
 3   Parents who are starting a college savings account for a 15-year-old child
     _____________________________
 4   A single, 25-year-old whose primary goal is retirement savings
     ______________________________________
 5   A single, 65-year-old whose primary goal is retirement savings
     ______________________________________
 6   A single, 55-year-old whose primary goal is retirement savings
     ______________________________________
 7 A single, 55-year-old who is saving for retirement and has a child who just started college _______________
 8 A 55-year-old man who is saving for retirement and has a wife with no retirement savings _______________
 9   An investor whose primary goal is to buy a vacation home in three years
     ______________________________
10   An investor whose primary goal is to buy a vacation home in seven years
     _____________________________

     SUGGESTED ANSWERS: 1. A, 2. B, 3. C, 4. A, 5. C, 6. B, 7. C, 8. C, 9. C,
     10. B.

                                        V

                                 MISSING LINKS!

Here's a little brainteaser to test your math skills.

First, note that the number in the answer blank for Problem #1 has been copied into the first blank for Problem #2. Find the answer for Problem #2 and put that number in the first blank for Problem #3. Then use the answer for Problem #3 to find the answer for Problem #4, and so on. When you finish all the problems, check your answers with those at the bottom of the page.

[GRAPHIC]

Answers for Problems #2 through #7: 26, 38, 28, 36, 13, 70.

                                       VI

COLUMBIA FUNDS
                                                    COLUMBIA YOUNG INVESTOR FUND

                     LARGE GROWTH      Columbia Growth Stock
                                       Columbia Large Cap Growth
                                       Columbia Tax-Managed Growth
                                       Columbia Tax-Managed Growth II*
                                       Columbia Young Investor

                      LARGE VALUE      Columbia Disciplined Value
                                       Columbia Growth & Income
                                       Columbia Large Cap Core
                                       Columbia Tax-Managed Value*

                    MIDCAP GROWTH      Columbia Acorn Select
                                       Columbia Mid Cap Growth

                     MIDCAP VALUE      Columbia Dividend Income
                                       Columbia Mid Cap Value*
                                       Columbia Strategic Investor

                     SMALL GROWTH      Columbia Acorn
                                       Columbia Acorn USA
                                       Columbia Small Company Equity

                      SMALL VALUE      Columbia Small Cap
                                       Columbia Small Cap Value

                         BALANCED      Columbia Asset Allocation
                                       Columbia Balanced
                                       Columbia Liberty Fund
                                       Columbia Thermostat

                        SPECIALTY      Columbia Real Estate Equity
                                       Columbia Technology
                                       Columbia Utilities

             TAXABLE FIXED-INCOME      Columbia Corporate Bond
                                       Columbia Federal Securities
                                       Columbia Fixed Income Securities
                                       Columbia High Yield
                                       Columbia High Yield Opportunities
                                       Columbia Income
                                       Columbia Intermediate Bond
                                       Columbia Intermediate Government Income*
                                       Columbia Quality Plus Bond
                                       Columbia Short Term Bond*
                                       Columbia Strategic Income

                       TAX EXEMPT      Columbia High Yield Municipal
                                       Columbia Intermediate Tax-Exempt Bond
                                       Columbia Managed Municipals*
                                       Columbia National Municipal Bond**
                                       Columbia Tax-Exempt
                                       Columbia Tax-Exempt Insured

          SINGLE STATE TAX EXEMPT      Columbia California Tax-Exempt
                                       Columbia Connecticut Intermediate Municipal Bond
                                       Columbia Connecticut Tax-Exempt
                                       Columbia Florida Intermediate Municipal Bond*
                                       Columbia Massachusetts Intermediate Municipal Bond
                                       Columbia Massachusetts Tax-Exempt
                                       Columbia New Jersey Intermediate Municipal Bond
                                       Columbia New York Intermediate Municipal Bond
                                       Columbia New York Tax-Exempt
                                       Columbia Oregon Municipal Bond
                                       Columbia Pennsylvania Intermediate Municipal Bond*
                                       Columbia Rhode Island Intermediate Municipal Bond

                     MONEY MARKET      Columbia Money Market
                                       Columbia Municipal Money Market

             INTERNATIONAL/GLOBAL      Columbia Acorn International
                                       Columbia Acorn International Select
                                       Columbia Global Equity
                                       Columbia International Stock
                                       Columbia Newport Greater China
                                       Columbia Newport Tiger*

                            INDEX      Columbia Large Company Index*
                                       Columbia Small Company Index*
                                       Columbia U.S. Treasury Index

* The fund will be closed to new investments after the close of business on April 29, 2005. The fund's trustees have approved the merger, which is scheduled to occur during September and October, pending shareholder approval.
** The fund will be closed to new investments after the close of business on April 29, 2005. The fund's trustees have approved the liquidation, which is scheduled to occur during September, pending shareholder approval.

Please consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. Contact us at 800-345-6611 for a prospectus which contains this and other important information about the fund. Read it carefully before you invest.

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management Group and Columbia Management refer collectively to the various investment advisory subsidiaries of Columbia Management Group, including Columbia Management Advisors, Inc., the registered investment advisor, and Columbia Funds Distributor, Inc.

IMPORTANT INFORMATION ABOUT THIS REPORT

                                                    COLUMBIA YOUNG INVESTOR FUND

TRANSFER AGENT                         The fund mails one shareholder report to each shareholder address. If you would
Columbia Funds Services, Inc.          like more than one report, please call shareholder services at 800-345-6611 and
P.O. Box 8081                          additional reports will be sent to you.
Boston MA 02266-8081
800-345-6611                           This report has been prepared for shareholders of Columbia Young Investor Fund.
                                       This report may also be used as sales literature when preceded or accompanied by
DISTRIBUTOR                            the current prospectus which provides details of sales charges, investment
Columbia Funds Distributor, Inc.       objectives and operating policies of the fund and with the most recent copy of
One Financial Center                   the Columbia Funds Performance Update.
Boston MA 02111
                                       A description of the fund's proxy voting policies and procedures is available
INVESTMENT ADVISOR                     (i) on the fund's website, www.columbiamanagement.com; (ii) on the Securities
Columbia Management Advisors, Inc.     and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon
100 Federal Street                     request, by calling 800-368-0346. Information regarding how the fund voted
Boston MA 02110                        proxies relating to portfolio securities during the 12-month period ended June
                                       30, 2004 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

                                       The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios.

[GRAPHIC]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by eletronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.


COLUMBIA YOUNG INVESTOR FUND SEMIANNUAL REPORT, MARCH 31, 2005       PRSRT STD
                                                                    U.S. Postage
                                                                        PAID
                                                                   Holliston, MA
                                                                   Permit NO. 20

COLUMBIA MANAGEMENT


(C) 2005 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611 www.columbiafunds.com


                                                756-03/046V-0405 (05/05) 05/5626

                                                      COLUMBIA
                                                    EQUITY FUNDS

                                                  SEMIANNUAL REPORT
                                                   MARCH 31, 2005

                         [PHOTO OF WOMAN HOLDING A PEN]

TABLE OF CONTENTS

ECONOMIC UPDATE ...........................................................    1

COLUMBIA ASSET ALLOCATION FUND ............................................    2

COLUMBIA LARGE CAP GROWTH FUND ............................................    6

COLUMBIA DISCIPLINED VALUE FUND ...........................................   10

COLUMBIA LARGE CAP CORE FUND ..............................................   14

COLUMBIA SMALL CAP FUND ...................................................   18

COLUMBIA SMALL COMPANY EQUITY FUND ........................................   22

FINANCIAL STATEMENTS ......................................................   26

BOARD CONSIDERATION AND APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS ............................................  120

COLUMBIA FUNDS ............................................................  123

IMPORTANT INFORMATION
ABOUT THIS REPORT .........................................................  125

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

  NOT FDIC         MAY LOSE VALUE
  INSURED          NO BANK GUARANTEE

PRESIDENT'S MESSAGE_____________________________________________________________
                                                           COLUMBIA EQUITY FUNDS

DEAR SHAREHOLDER:

[PHOTO OF CHRISTOPHER WILSON]

In 2004, Columbia Funds became part of the Bank of America family, one of the largest, most respected financial institutions in the United States. As a direct result of this merger, a number of changes are in the works that we believe may offer significant benefits for our shareholders. Plans are underway to combine various Nations Funds and Columbia Funds together to form a single fund family that covers a wide range of markets, sectors and asset classes under the management of talented, seasoned investment professionals. As a result, some funds will be merged in order to eliminate redundancies and fund management teams will be aligned to help maximize performance potential. You will receive more detailed information about these proposed mergers, and you will be asked to vote on certain fund changes that may affect you and your account. In this matter, your timely response will help us to implement the changes in 2005.

The increased efficiencies we expect from a more streamlined offering of funds may help us reduce fees charged to the funds, because larger funds often benefit from size and scale of operations. For example, significant savings for the combined complex may result from the consolidation of certain vendor agreements. In fact, we recently announced plans to consolidate the transfer agency of all of our funds and consolidate custodial services, each under a single vendor. We have also reduced management fees for many funds as part of our settlement agreement (See Note 7 in the Notes to Financial Statements) with the New York Attorney General.

As a result of these changes, we believe we will offer shareholders an even stronger lineup of investment options, with management expenses that continue to be competitive and fair. What will not change as we enter this next phase of consolidation is our commitment to the highest standards of performance and our dedication to superior service. Change for the better has another name: it's called improvement. It helps move us forward, and we believe that it represents progress for all our shareholders in their quest for long-term financial success. In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund's manager or managers on key factors that influenced performance. We hope that you will read the manager reports carefully and discuss any questions you might have with your financial advisor. As always, we thank you for choosing Columbia Funds. We appreciate your continued confidence. And, we look forward to helping you keep your long-term financial goals on target in the years to come.

Sincerely,

/s/ Christopher Wilson

Christopher Wilson
HEAD OF MUTUAL FUNDS, COLUMBIA MANAGEMENT

Christopher Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Management's liaison to the mutual fund boards of trustees. Chris joined Bank of America in August 2004.

[SIDEBAR]

SUMMARY
FOR THE SIX-MONTH PERIOD
ENDED MARCH 31, 2005

o BUOYED BY A MARKET RALLY IN THE FIRST HALF OF THE PERIOD, THE S&P 500 INDEX RETURNED 6.88%. SMALL-CAP STOCKS DID EVEN BETTER, AS MEASURED BY THE RUSSELL 2000 INDEX.

                  [UP ARROW]                  [UP ARROW]

                 S&P 500 INDEX               RUSSELL INDEX
                    6.88%                        8.00%

o DESPITE RISING INTEREST RATES, BONDS DELIVERED MODEST GAINS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX RETURNED 0.47%. HIGH-YIELD BONDS LED THE FIXED INCOME MARKETS. THE MERRILL LYNCH US HIGH YIELD, CASH PAY INDEX RETURNED 2.96%.

                  [UP ARROW]                   [UP ARROW]

                 LEHMAN INDEX             MERRILL LYNCH INDEX
                     0.47%                        2.96%

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated, non-convertible investment-grade debt issues.

The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment grade corporate bonds.

ECONOMIC UPDATE_________________________________________________________________
                                                           COLUMBIA EQUITY FUNDS

During the six-month period that began October 1, 2004, and ended March 31, 2005, the US economy grew at a healthy pace as household and business spending expanded. Fourth quarter gross domestic product (GDP) growth was originally estimated at 3.1%. However, it was revised to 3.8% once it was discovered that the trade gap appeared to have been overstated. In fact, nearly all sectors that contribute to US GDP were revised higher. First quarter GDP was reported at 3.1%--lower than most economists expected it to be, but that is still slightly above the economy's long-term growth rate of 3.0%.

Job growth dominated US economic news as the pace of new job creation picked up and more than two million jobs were created in 2004. In 2005 both January and March job additions came in somewhat below expectations, putting an end to the rise in consumer confidence readings. Yet, consumers overall remained significantly more optimistic about the prospects for the economy and about their own employment than they were a year ago.

STOCKS PICK UP, THEN LOSE MOMENTUM

Stock market performance picked up as employment news improved in 2004 and uncertainty surrounding the US presidential election was resolved. But investors turned cautious early in 2005 at the possibility of higher interest rates, higher inflation, sharply higher energy prices and subdued corporate profit growth and the stock market lost momentum. Nevertheless, the stock market delivered solid gains for the period. The S&P 500 Index returned 6.88%. Small-cap stocks did better than large-cap stocks, as measured by the Russell 2000(R) Index, which gained 8.00% over the same period. Energy and utility stocks were the period's strongest performers.

BOND RETURNS SLIDE LATE IN THE PERIOD

In the first half of the period, the US bond market was on track to deliver solid returns. Bond investors responded favorably to short-term interest rate hikes by the Federal Reserve Board (the Fed) because they indicated that the Fed was on top of inflation. Yields on long-term bonds edged lower--and prices rose. However, halfway through the period, investors were unsettled by Fed Chairman Greenspan's comments that the movement of short and long-term rates in opposite directions represented a conundrum for the markets, and bonds reversed course in the last six weeks of the period. The Lehman Brothers Aggregate Bond Index returned 0.47% for the period. Municipal bonds outperformed taxable bonds, Treasury bonds outperformed corporate bonds and high-yield bonds led the fixed income markets. The Merrill Lynch US High Yield, Cash Pay Index returned 2.96%.

HIGHER SHORT-TERM INTEREST RATES

The Fed made good on its announced intentions to continue to raise the federal funds rate, a key short-term rate, in an effort to balance economic growth against inflationary pressures. After four one-quarter percentage point increases during this reporting period, the fed funds rate stood at 2.75%. 1 Last year the Fed indicated that it would continue to raise short-term interest rates at a measured pace. However, in its March meeting, the Fed hinted at the possibility of a more aggressive pace in months to come.

1     On May 3, 2005, the federal funds rate was raised to 3.00%.

[SIDEBAR]

PERFORMANCE OF A $10,000 INVESTMENT
04/01/95 - 03/31/05 ($)

  SALES CHARGE     WITHOUT          WITH
------------------------------------------
  CLASS A          21,405          20,179
------------------------------------------
  CLASS B          20,446          20,446
------------------------------------------
  CLASS C          20,451          20,451
------------------------------------------
  CLASS G          19,982          19,982
------------------------------------------
  CLASS T          21,320          20,098
------------------------------------------
  CLASS Z          21,771            N/A

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION_________________________________________________________
                                                  COLUMBIA ASSET ALLOCATION FUND

VALUE OF A $10,000 INVESTMENT 04/01/95 - 03/31/05

                                [MOUNTAIN CHART]



     CLASS A SHARES              CLASS A SHARES                                    LEHMAN BROTHERS
  WITHOUT SALES CHARGE          WITH SALES CHARGE        S&P 500 INDEX          AGGREGATE BOND INDEX
  --------------------          -----------------        -------------          --------------------
4/1995 10,000                        9,425                  10,000                     10,000
       10,295                        9,703                  10,294                     10,140
       10,742                       10,124                  10,706                     10,532
       10,941                       10,311                  10,954                     10,609
       11,130                       10,490                  11,318                     10,586
       11,165                       10,523                  11,346                     10,714
       11,547                       10,883                  11,825                     10,818
       11,592                       10,926                  11,782                     10,959
       11,990                       11,300                  12,300                     11,123
       12,140                       11,442                  12,537                     11,279
       12,397                       11,684                  12,963                     11,353
       12,388                       11,676                  13,084                     11,156
       12,479                       11,761                  13,209                     11,078
       12,571                       11,848                  13,404                     11,015
       12,775                       12,040                  13,749                     10,993
       12,917                       12,174                  13,802                     11,141
       12,573                       11,850                  13,192                     11,171
       12,749                       12,016                  13,470                     11,152
       13,265                       12,503                  14,228                     11,346
       13,555                       12,775                  14,621                     11,598
       14,096                       13,285                  15,726                     11,796
       13,974                       13,171                  15,415                     11,686
       14,431                       13,601                  16,378                     11,723
       14,382                       13,555                  16,506                     11,752
       14,057                       13,249                  15,828                     11,621
       14,594                       13,755                  16,773                     11,796
       15,073                       14,206                  17,794                     11,908
       15,484                       14,594                  18,591                     12,050
       16,330                       15,391                  20,071                     12,375
       15,799                       14,891                  18,947                     12,270
       16,245                       15,311                  19,985                     12,450
       16,293                       15,356                  19,318                     12,631
       16,492                       15,544                  20,212                     12,689
       16,733                       15,771                  20,560                     12,817
       16,969                       15,993                  20,788                     12,981
       17,517                       16,510                  22,287                     12,971
       18,013                       16,977                  23,428                     13,015
       18,207                       17,160                  23,665                     13,082
       17,990                       16,956                  23,258                     13,207
       18,325                       17,271                  24,202                     13,319
       18,162                       17,118                  23,946                     13,347
       16,965                       15,990                  20,483                     13,564
       17,628                       16,615                  21,796                     13,882
       18,547                       17,480                  23,568                     13,808
       19,061                       17,965                  24,996                     13,887
       19,707                       18,574                  26,436                     13,929
       20,091                       18,936                  27,541                     14,027
       19,639                       18,510                  26,684                     13,782
       20,256                       19,091                  27,752                     13,858
       20,414                       19,240                  28,826                     13,902
       19,914                       18,769                  28,146                     13,780
       20,370                       19,198                  29,708                     13,736
       20,141                       18,983                  28,781                     13,677
       19,914                       18,769                  28,640                     13,670
       19,729                       18,594                  27,855                     13,828
       20,348                       19,178                  29,618                     13,880
       20,588                       19,404                  30,219                     13,878
       21,169                       19,952                  31,999                     13,812
       20,580                       19,397                  30,393                     13,766
       20,650                       19,463                  29,819                     13,933
       22,005                       20,740                  32,735                     14,116
       21,921                       20,661                  31,750                     14,075
       21,426                       20,194                  31,099                     14,068
       22,274                       20,994                  31,867                     14,361
       22,370                       21,084                  31,370                     14,492
       23,332                       21,991                  33,318                     14,702
       22,630                       21,329                  31,559                     14,795
       22,415                       21,126                  31,426                     14,892
       21,424                       20,192                  28,950                     15,136
       21,583                       20,342                  29,091                     15,418
       22,172                       20,897                  30,124                     15,671
       20,879                       19,679                  27,377                     15,807
       19,986                       18,836                  25,641                     15,886
       20,755                       19,562                  27,634                     15,819
       20,780                       19,585                  27,819                     15,914
       20,275                       19,109                  27,143                     15,975
       20,224                       19,061                  26,877                     16,333
       19,579                       18,453                  25,194                     16,520
       18,614                       17,544                  23,159                     16,714
       19,035                       17,940                  23,601                     17,063
       19,773                       18,636                  25,411                     16,828
       19,805                       18,666                  25,635                     16,720
       19,268                       18,160                  25,260                     16,855
       18,796                       17,715                  24,773                     17,019
       19,198                       18,094                  25,704                     16,736
       18,442                       17,381                  24,147                     17,061
       18,351                       17,296                  23,968                     17,206
       17,421                       16,419                  22,261                     17,354
       16,817                       15,850                  20,527                     17,564
       16,946                       15,972                  20,661                     17,861
       15,756                       14,850                  18,415                     18,150
       16,650                       15,692                  20,035                     18,067
       17,228                       16,237                  21,215                     18,061
       16,718                       15,756                  19,970                     18,435
       16,380                       15,438                  19,447                     18,452
       16,185                       15,254                  19,155                     18,706
       16,255                       15,320                  19,341                     18,691
       17,066                       16,084                  20,935                     18,847
       17,902                       16,873                  22,038                     19,197
       18,133                       17,090                  22,320                     19,159
       18,173                       17,128                  22,713                     18,515
       18,487                       17,424                  23,156                     18,637
       18,450                       17,389                  22,910                     19,131
       19,042                       17,947                  24,207                     18,953
       19,240                       18,134                  24,420                     18,999
       19,902                       18,758                  25,700                     19,192
       20,207                       19,045                  26,173                     19,346
       20,459                       19,283                  26,536                     19,555
       20,486                       19,308                  26,136                     19,702
       19,939                       18,793                  25,725                     19,189
       20,005                       18,855                  26,078                     19,113
       20,347                       19,177                  26,584                     19,221
       19,800                       18,661                  25,704                     19,412
       19,893                       18,749                  25,807                     19,783
       20,195                       19,034                  26,085                     19,836
       20,516                       19,336                  26,484                     20,003
       21,187                       19,969                  27,557                     19,843
       21,746                       20,496                  28,494                     20,025
       21,422                       20,190                  27,799                     20,151
       21,746                       20,495                  28,382                     20,032
3/2005 21,405                       20,179                  27,873                     19,932


The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/05 (%)



  SHARE CLASS                   A                   B                    C                  G                   T              Z
-----------------------------------------------------------------------------------------------------------------------------------
  INCEPTION                 11/01/98            11/01/98             11/18/02           03/04/96            12/30/91       12/30/91
-----------------------------------------------------------------------------------------------------------------------------------
  SALES CHARGE          WITHOUT      WITH   WITHOUT     WITH    WITHOUT      WITH   WITHOUT     WITH    WITHOUT     WITH    WITHOUT
-----------------------------------------------------------------------------------------------------------------------------------
  6-month (cumulative)    5.96       -0.14    5.50       0.50     5.57        4.57    5.53       0.53     5.93      -0.17     6.02
-----------------------------------------------------------------------------------------------------------------------------------
  1-year                  4.46       -1.56    3.69      -1.31     3.69        2.69    3.74      -1.26     4.47      -1.54     4.72
-----------------------------------------------------------------------------------------------------------------------------------
  5-year                 -0.56       -1.73   -1.26      -1.62    -1.26       -1.26   -1.28      -1.82    -0.59      -1.76    -0.34
-----------------------------------------------------------------------------------------------------------------------------------
  10-year                 7.91        7.27    7.41       7.41     7.42        7.42    7.17       7.17     7.86       7.23     8.09


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A AND T SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND G SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The returns for class A and class B shares include the returns of Prime A shares (for class A shares) and Prime B shares (for class B shares) of the Galaxy Asset Allocation Fund for periods prior to November 18, 2002. The returns shown for class A shares and class B shares also include the returns of Retail A shares of the Galaxy Asset Allocation Fund (adjusted, as necessary, to reflect the sales charges applicable to class A shares and class B shares, respectively), for periods prior to the inception of Prime A shares (November 1, 1998) and Prime B shares (November 1, 1998). Class A and class B shares generally would have had substantially similar returns to Retail A shares because they would have been invested in the same portfolio of securities, although returns would have been lower to the extent that expenses for class A and class B shares exceed expenses paid by Retail A shares. The returns shown for class C shares include the returns of Prime B shares of the Galaxy Asset Allocation Fund (adjusted to reflect the sales charge applicable to class C shares) for periods prior to November 18, 2002, the date on which class C shares were initially offered by the fund. The returns shown for class C shares also include the returns of Retail A shares of the Galaxy Asset Allocation Fund (adjusted to reflect the sales charges applicable to class C shares) for periods prior to the date of inception of Prime B shares (November 1, 1998). Class C shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for class C shares exceed expenses paid by Retail A and Prime B shares. Retail A shares of the Galaxy Asset Allocation Fund were initially offered on December 30, 1991. Class A, B and C shares were initially offered on November 18, 2002. The returns for class G and class T shares include the returns of Retail A shares (for class T shares) and Retail B shares (for class G shares) of the Galaxy Asset Allocation Fund for periods prior to November 18, 2002, the date on which class T and class G shares were initially offered by the fund. The returns shown for class G shares also include the returns of Retail A shares (adjusted to reflect sales charges applicable to class G shares) for periods prior to the inception of Retail B shares of the Galaxy Asset Allocation Fund (March 4, 1996). Retail A shares of the Galaxy Asset Allocation Fund were initially offered on December 30, 1991. Class G shares generally would have had substantially similar returns to Retail A shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for class G shares exceed expenses paid by Retail A shares. The returns for class Z shares include returns of Trust shares of the Galaxy Asset Allocation Fund for periods prior to November 18, 2002, the date on which class Z shares were initially offered by the fund. Trust shares of the Galaxy Asset Allocation Fund were initially offered on December 30, 1991.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
      WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES_____________________________________________________
                                                  COLUMBIA ASSET ALLOCATION FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

10/01/04 - 03/31/05



              ACCOUNT VALUE AT THE              ACCOUNT VALUE AT THE             EXPENSES PAID         FUND'S ANNUALIZED
           BEGINNING OF THE PERIOD ($)         END OF THE PERIOD ($)         DURING THE PERIOD ($)     EXPENSE RATIO (%)
-------------------------------------------------------------------------------------------------------------------------
            ACTUAL        HYPOTHETICAL        ACTUAL       HYPOTHETICAL     ACTUAL      HYPOTHETICAL
-------------------------------------------------------------------------------------------------------------------------
CLASS A    1,000.00         1,000.00         1,059.59        1,018.05        7.09          6.94               1.38
-------------------------------------------------------------------------------------------------------------------------
CLASS B    1,000.00         1,000.00         1,055.00        1,014.31       10.91         10.70               2.13
-------------------------------------------------------------------------------------------------------------------------
CLASS C    1,000.00         1,000.00         1,055.65        1,014.31       10.92         10.70               2.13
-------------------------------------------------------------------------------------------------------------------------
CLASS G    1,000.00         1,000.00         1,055.25        1,014.56       10.66         10.45               2.08
-------------------------------------------------------------------------------------------------------------------------
CLASS T    1,000.00         1,000.00         1,059.29        1,017.80        7.34          7.19               1.43
-------------------------------------------------------------------------------------------------------------------------
CLASS Z    1,000.00         1,000.00         1,060.23        1,019.30        5.80          5.69               1.13


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[SIDEBAR]

SUMMARY

o FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2005, THE FUND'S CLASS A SHARES RETURNED 5.96% WITHOUT SALES CHARGE.

o THE FUND'S RETURN FELL BETWEEN THE RETURNS OF ITS BENCHMARKS, THE S&P 500 INDEX AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX. IT WAS HIGHER THAN THE MORNINGSTAR(R) MODERATE ASSET ALLOCATION CATEGORY AVERAGE OF 5.45%.

o THE FUND'S EMPHASIS ON STOCKS OVER BONDS HELPED PERFORMANCE, AS DID HOLDINGS IN REAL ESTATE INVESTMENT TRUSTS (REITS), INTERNATIONAL STOCKS AND SMALL- AND MID-CAP DOMESTIC ISSUES. CORPORATE BONDS ALSO CONTRIBUTED TO THE FUND'S POSITIVE RETURN.

                [UP ARROW]         [UP ARROW]        [UP ARROW]

                                                       LEHMAN
                                                      BROTHERS
                 CLASS A             S&P 500         AGGREGATE
                 SHARES               INDEX          BOND INDEX
                  5.96%               6.88%             0.47%

                                    OBJECTIVE
                          Seeks a high total return by
                       providing both a current level of
                        income greater than that provided
                      by popular stock market averages, as
                        well as long-term growth in the
                          value of the fund's assets.

                                TOTAL NET ASSETS
                                 $403.8 million

NET ASSET VALUE PER SHARE
AS OF 03/31/05 ($)

  CLASS A                            15.82
------------------------------------------
  CLASS B                            15.81
------------------------------------------
  CLASS C                            15.82
------------------------------------------
  CLASS G                            15.81
------------------------------------------
  CLASS T                            15.83
------------------------------------------
  CLASS Z                            15.81

DISTRIBUTIONS DECLARED PER SHARE
10/01/04 - 03/31/05 ($)

  CLASS A                             0.14
------------------------------------------
  CLASS B                             0.08
------------------------------------------
  CLASS C                             0.08
------------------------------------------
  CLASS G                             0.08
------------------------------------------
  CLASS T                             0.13
------------------------------------------
  CLASS Z                             0.16

PORTFOLIO MANAGER'S REPORT______________________________________________________
                                                  COLUMBIA ASSET ALLOCATION FUND

For the six-month period ended March 31, 2005, Columbia Asset Allocation Fund class A shares returned 5.96% without sales charge. That compares with a 6.88% return for the S&P 500 Index and a 0.47% return for the Lehman Brothers Aggregate Bond Index. Because the fund invests in a mix of stocks and bonds, we expect its performance to fall between that of its two benchmarks. The fund's return was higher than the average return of its peer group, the Morningstar(R) Moderate Asset Allocation Category, which was 5.45%. 1 We believe that the fund did better than its peer group because it held a higher percentage of the fund's assets in equities (64%) than in bonds (36%). Large-cap stocks, which account for over half of the fund's equity holdings, also held up better than smaller issues when the market lost ground during the first quarter of 2005. Holdings in real estate investment trusts (REITs), international stocks and corporate bonds, including high-yield issues, also aided performance.

AN EQUITY EMPHASIS

The fund's emphasis on equities was rewarded during the period, as the economy continued to grow at a solid pace and the stock market benefited from this positive environment. Continued strong growth in corporate profits bolstered our decision to hold a heavy equity weight in the fund, as returns on bonds have faltered. Corporate bonds and particularly high-yield issues, in which the fund holds a substantial position, were the exception. Holdings in asset-backed debt also boosted the fund's return. The fund's international holdings were a positive, as international markets generally outperformed domestic equities during this reporting period. We kept the fund's overseas exposure steady while monitoring foreign economies, particularly Europe and Japan, for further signs of strength to support enthusiasm for these issues going forward.

ENERGY, INDUSTRIAL STOCKS HELP PERFORMANCE

In the domestic equity area, the energy sector, including gas and oil stocks, was the largest contributor to the fund's performance over the six-month period. The continued upward trajectory in oil prices bolstered the fund's holdings in Exxon Mobil and ConocoPhillips. Industrials, including General Electric, also helped drive the fund's gains, as did Altria Group in the consumer staples sector.

FINANCIAL AND HEALTH CARE STOCKS DETRACTED FROM PERFORMANCE

Financial and health care holdings proved the weakest areas of the fund for the period. Questions about insurance company accounting procedures detracted from several insurance stocks. Drug recall news hurt some of the large pharmaceuticals, although this was mitigated

1 (C)2005, Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

[SIDEBAR]

TOP 5 EQUITY SECTORS AS OF 03/31/05 (%)

  FINANCIALS                          12.1
------------------------------------------
  HEALTH CARE                          9.1
------------------------------------------
  CONSUMER DISCRETIONARY               9.1
------------------------------------------
  INFORMATION TECHNOLOGY               9.1
------------------------------------------
  INDUSTRIALS                          7.8

TOP 10 EQUITY HOLDINGS
AS OF 03/31/05 (%)

  GENERAL ELECTRIC                     1.6
------------------------------------------
  CITIGROUP                            1.2
------------------------------------------
  JOHNSON & JOHNSON                    1.2
------------------------------------------
  MICROSOFT                            1.1
------------------------------------------
  EXXON MOBIL                          1.0
------------------------------------------
  PEPSICO                              0.8
------------------------------------------
  ALTRIA GROUP                         0.8
------------------------------------------
  INTERNATIONAL BUSINESS MACHINES      0.8
------------------------------------------
  BP PLC                               0.7
------------------------------------------
  WELLS FARGO                          0.7

PORTFOLIO STRUCTURE AS OF 03/31/05 (%)

  COMMON STOCKS                       64.1
------------------------------------------
  CORPORATE FIXED-INCOME BONDS
    AND NOTES                         12.0
------------------------------------------
  MORTGAGE-BACKED SECURITIES          10.5
------------------------------------------
  ASSET-BACKED SECURITIES              3.7
------------------------------------------
  GOVERNMENT AGENCIES & OBLIGATIONS    3.2
------------------------------------------
  INVESTMENT MANAGEMENT COMPANIES      3.0
------------------------------------------
  COLLATERALIZED MORTGAGE OBLIGATIONS  2.0
------------------------------------------
  MUNICIPAL BONDS                      0.2
------------------------------------------
  PREFERRED STOCKS                     0.1
------------------------------------------
  CONVERTIBLE PREFERRED STOCK          0.0
------------------------------------------
  CASH EQUIVALENTS, NET OTHER ASSETS
    AND LIABILITIES                    1.2

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 03/31/05 (%)

  EXXON MOBIL                          1.0
------------------------------------------
  CONOCOPHILLIPS                       0.6
------------------------------------------
  GENERAL ELECTRIC                     1.6
------------------------------------------
  ALTRIA GROUP                         0.8
------------------------------------------
  JOHNSON & JOHNSON                    1.2
------------------------------------------
  APPLE COMPUTER*                      0.0

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

*     Apple Computer accounted for 0.04% of net assets.

________________________________________________________________________________
                                                  COLUMBIA ASSET ALLOCATION FUND

somewhat by strong performance from Johnson & Johnson. The fund's relatively light allocation to the materials sector--which performed well--also detracted. While returns in the technology sector were not very strong, Apple Computer, with its successful iPod, was an outstanding performer.

SHIFTING TOWARDS GROWTH

During the period, we continued to shift money out of smaller capitalization stocks and value stocks, because we believe relative valuations in these areas have peaked after several years of positive performance. We have put this money to work in large-cap and mid-cap growth stocks, which we believe have the potential to outperform as corporate earnings growth slows. In particular, we are seeking dividend-paying stocks that have the potential to increase their dividends, something we believe investors will continue to reward. We also reduced the fund's REIT exposure to a very small position, based on our belief that outstanding performance in this sector has run its course.

GROWING ECONOMY DRIVES STOCK MARKET

We believe that the United States is likely to experience an extended period of economic expansion and slow, steady corporate profit growth, which should provide a favorable environment for stocks. As the Federal Reserve Board continues to ratchet up short-term interest rates, bond prices may decline as the market discounts a sustained period of higher rates. Against this backdrop, we continue to favor larger companies and, in particular, growth stocks that we believe can do well in an environment of somewhat slower growth and in a market focused on quality and dividends.

[PHOTO OF HARVEY HIRSCHHORN]    Harvey Hirschhorn is the lead manager for
                                Columbia Asset Allocation Fund and has
                                co-managed the fund since October 2002. He has been with the advisor or its predecessors or affiliate organizations since 1973. He is responsible for allocating the fund's assets among the various asset classes. The investment decisions for these asset classes are made by professionals with expertise in that class.

                                /s/  Harvey Hirschhorn

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in high yield securities (commonly known as "junk bonds") offers the potential for high current income and attractive total return, but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds. High-yield bonds issued by foreign entities have greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

[SIDEBAR]

PERFORMANCE OF A $10,000 INVESTMENT
04/01/95 - 03/31/05 ($)

  SALES CHARGE     WITHOUT          WITH
------------------------------------------
  CLASS A          22,817          21,500
------------------------------------------
  CLASS B          21,744          21,744
------------------------------------------
  CLASS C          21,778          21,778
------------------------------------------
  CLASS G          21,065          21,065
------------------------------------------
  CLASS T          22,632          21,326
------------------------------------------
  CLASS Z          23,567            N/A

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION_________________________________________________________
                                                  COLUMBIA LARGE CAP GROWTH FUND

VALUE OF A $10,000 INVESTMENT 04/01/95 - 03/31/05

                                [MOUNTAIN CHART]

        CLASS A SHARES                  CLASS A SHARES           RUSSELL 1000
     WITHOUT SALES CHARGE              WITH SALES CHARGE         GROWTH INDEX
     --------------------              -----------------         ------------
04/1995      10,000                           9,425                  10,000
             10,300                           9,708                  10,219
             10,688                          10,074                  10,575
             11,026                          10,392                  10,983
             11,367                          10,713                  11,440
             11,312                          10,662                  11,452
             11,751                          11,075                  11,980
             11,812                          11,133                  11,989
             12,297                          11,589                  12,455
             12,373                          11,661                  12,526
             12,784                          12,048                  12,944
             12,951                          12,206                  13,181
             13,040                          12,291                  13,198
             13,292                          12,528                  13,545
             13,592                          12,811                  14,018
             13,602                          12,820                  14,038
             12,869                          12,129                  13,215
             13,162                          12,405                  13,556
             13,902                          13,103                  14,543
             14,237                          13,418                  14,630
             15,195                          14,321                  15,729
             14,908                          14,051                  15,421
             15,644                          14,745                  16,502
             15,317                          14,437                  16,390
             14,878                          14,022                  15,503
             15,689                          14,787                  16,532
             16,768                          15,804                  17,726
             17,279                          16,286                  18,435
             18,784                          17,704                  20,065
             18,166                          17,122                  18,891
             19,113                          18,014                  19,820
             18,740                          17,663                  19,087
             19,173                          18,071                  19,898
             19,445                          18,327                  20,121
             19,620                          18,492                  20,723
             20,911                          19,709                  22,281
             21,988                          20,724                  23,170
             22,402                          21,114                  23,490
             21,611                          20,368                  22,822
             22,309                          21,026                  24,219
             21,974                          20,711                  24,059
             18,338                          17,283                  20,448
             19,700                          18,567                  22,018
             21,501                          20,264                  23,789
             22,660                          21,357                  25,599
             24,411                          23,008                  27,908
             25,480                          24,015                  29,546
             24,448                          23,043                  28,196
             25,840                          24,354                  29,682
             26,331                          24,816                  29,721
             25,601                          24,129                  28,808
             27,606                          26,018                  30,825
             26,736                          25,199                  29,845
             26,367                          24,851                  30,331
             26,111                          24,610                  29,694
             27,388                          25,813                  31,936
             28,429                          26,794                  33,660
             30,760                          28,991                  37,161
             29,616                          27,913                  35,418
             30,439                          28,689                  37,150
             33,498                          31,572                  39,810
             32,966                          31,070                  37,915
             31,743                          29,918                  36,004
             32,717                          30,836                  38,733
             32,367                          30,506                  37,118
             34,756                          32,757                  40,477
             32,990                          31,093                  36,648
             32,420                          30,555                  34,915
             29,310                          27,625                  29,768
             30,325                          28,581                  28,828
             31,055                          29,270                  30,820
             27,891                          26,287                  25,587
             25,582                          24,111                  22,803
             27,434                          25,856                  25,687
             27,560                          25,975                  25,310
             26,372                          24,856                  24,722
             25,937                          24,446                  24,104
             24,189                          22,798                  22,133
             21,847                          20,591                  19,924
             22,555                          21,258                  20,970
             24,247                          22,853                  22,985
             24,625                          23,209                  22,941
             23,746                          22,380                  22,535
             22,969                          21,649                  21,600
             24,490                          23,082                  22,347
             22,981                          21,660                  20,524
             22,444                          21,153                  20,027
             20,455                          19,279                  18,175
             18,948                          17,858                  17,175
             19,084                          17,987                  17,227
             16,969                          15,994                  15,440
             18,352                          17,297                  16,856
             19,334                          18,223                  17,771
             18,006                          16,971                  16,543
             17,536                          16,528                  16,141
             17,354                          16,356                  16,067
             17,538                          16,529                  16,366
             18,865                          17,781                  17,575
             19,884                          18,741                  18,452
             19,964                          18,816                  18,707
             20,147                          18,989                  19,173
             20,663                          19,475                  19,650
             20,136                          18,978                  19,440
             21,236                          20,014                  20,533
             21,499                          20,263                  20,748
             22,002                          20,737                  21,466
             22,380                          21,093                  21,904
             22,517                          21,222                  22,044
             22,253                          20,974                  21,634
             21,635                          20,391                  21,383
             22,219                          20,941                  21,781
             22,574                          21,276                  22,053
             21,109                          19,896                  20,807
             20,835                          19,637                  20,705
             21,258                          20,036                  20,902
             21,670                          20,424                  21,228
             22,689                          21,384                  21,958
             23,608                          22,250                  22,819
             23,013                          21,690                  22,059
             23,220                          21,885                  22,293
03/2005      22,817                          21,500                  21,888

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 1000 Growth Index is an unmanaged index that tracks the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/05 (%)



  SHARE CLASS                   A                    B                   C                  G                   T              Z
-----------------------------------------------------------------------------------------------------------------------------------
  INCEPTION                 11/01/98             11/01/98            11/18/02           03/04/96            12/14/90       12/14/90
-----------------------------------------------------------------------------------------------------------------------------------
  SALES CHARGE          WITHOUT      WITH    WITHOUT     WITH   WITHOUT      WITH   WITHOUT     WITH    WITHOUT     WITH    WITHOUT
-----------------------------------------------------------------------------------------------------------------------------------
  6-month (cumulative)    7.38        1.22     6.98       1.98    6.97        5.97    6.97       1.97     7.36       1.17     7.54
-----------------------------------------------------------------------------------------------------------------------------------
  1-year                  2.58       -3.34     1.77      -3.23    1.82        0.82    1.83      -3.17     2.47      -3.42     2.80
-----------------------------------------------------------------------------------------------------------------------------------
  5-year                 -7.39       -8.48    -8.15      -8.47   -8.12       -8.12   -8.27      -8.76    -7.55      -8.64    -7.19
-----------------------------------------------------------------------------------------------------------------------------------
  10-year                 8.60        7.96     8.08       8.08    8.09        8.09    7.73       7.73     8.51       7.87     8.95


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A AND T SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND G SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The returns for class A and class B shares include the returns of Prime A shares (for class A shares) and Prime B shares (for class B shares) of the Galaxy Equity Growth Fund for periods prior to November 18, 2002, the date on which class A and class B shares were initially offered by the fund. The returns shown for class A shares and class B shares also include the returns of Retail A shares of the Galaxy Equity Growth Fund (adjusted, as necessary, to reflect the sales charges applicable to class A shares and class B shares, respectively) for periods prior to the date of inception of Prime A shares and Prime B shares (November 1, 1998). Class A and class B shares generally would have had substantially similar returns to Retail A shares because they would have been invested in the same portfolio of securities, although returns would have been lower to the extent that expenses for class A and class B shares exceed expenses paid by Retail A shares. The returns shown for class C shares include the returns of Prime B shares of the Galaxy Equity Growth Fund (adjusted to reflect the sales charge applicable to class C shares) for periods prior to November 18, 2002, the date on which class C shares were initially offered by the fund. The returns shown for class C shares also include the returns of Retail A shares of the Galaxy Equity Growth Fund (adjusted to reflect the sales charges applicable to class C shares) for periods prior to the date of inception of Prime B shares (November 1, 1998). Class C shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for class C shares exceed expenses paid by Retail A and Prime B shares. The returns for class G and class T shares include the returns of Retail A shares (for class T shares) and Retail B shares (for class G shares) of the Galaxy Equity Growth Fund for periods prior to November 18, 2002, the date on which class T and class G shares were initially offered by the fund. The returns shown for class G shares also include the returns of Retail A shares (adjusted to reflect sales charges applicable to class G shares) for periods prior to the inception of Retail B shares of the Galaxy Equity Growth Fund (March 4, 1996). Retail A shares were initially offered on December 14, 1990. Class G shares generally would have had substantially similar returns to Retail A shares because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for class G shares exceed expenses paid by Retail A shares. The returns for class Z shares include returns of Trust shares of the Galaxy Equity Growth Fund for periods prior to November 18, 2002, the date on which class Z shares were initially offered by the Fund. Trust shares of the Galaxy Equity Growth Fund were initially offered on December 14, 1990.

[SIDEBAR]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
      WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES_____________________________________________________
                                                  COLUMBIA LARGE CAP GROWTH FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

10/01/04 - 03/31/05



              ACCOUNT VALUE AT THE              ACCOUNT VALUE AT THE             EXPENSES PAID         FUND'S ANNUALIZED
           BEGINNING OF THE PERIOD ($)         END OF THE PERIOD ($)         DURING THE PERIOD ($)     EXPENSE RATIO (%)
-------------------------------------------------------------------------------------------------------------------------
            ACTUAL        HYPOTHETICAL        ACTUAL       HYPOTHETICAL     ACTUAL      HYPOTHETICAL
-------------------------------------------------------------------------------------------------------------------------
CLASS A    1,000.00         1,000.00         1,073.85        1,018.60        6.57           6.39               1.27
-------------------------------------------------------------------------------------------------------------------------
CLASS B    1,000.00         1,000.00         1,069.81        1,014.86       10.42          10.15               2.02
-------------------------------------------------------------------------------------------------------------------------
CLASS C    1,000.00         1,000.00         1,069.71        1,014.86       10.42          10.15               2.02
-------------------------------------------------------------------------------------------------------------------------
CLASS G    1,000.00         1,000.00         1,069.71        1,015.11       10.17           9.90               1.97
-------------------------------------------------------------------------------------------------------------------------
CLASS T    1,000.00         1,000.00         1,073.60        1,018.35        6.82           6.64               1.32
-------------------------------------------------------------------------------------------------------------------------
CLASS Z    1,000.00         1,000.00         1,075.39        1,019.85        5.28           5.14               1.02


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[SIDEBAR]

SUMMARY

o FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2005, THE FUND'S CLASS A SHARES RETURNED 7.38% WITHOUT SALES CHARGE.

o THE FUND OUTPACED ITS BENCHMARK, THE RUSSELL 1000 GROWTH INDEX, AS WELL AS ITS PEER GROUP AVERAGE, THE MORNINGSTAR(R) LARGE GROWTH CATEGORY.

o THE FUND TARGETED LARGE COMPANIES WITH SOLID COMPETITIVE STANDINGS, STRONG FINANCIAL POSITIONS AND SUPERIOR SALES GROWTH. THIS RESULTED IN STRONG STOCK SELECTION WHICH WAS A BOON TO RELATIVE PERFORMANCE.

                       [UP ARROW]             [UP ARROW]

                                              RUSSELL 1000
                     CLASS A SHARES           GROWTH INDEX

                         7.38%                   4.71%

                                    OBJECTIVE
                      Seeks long-term capital appreciation.

                                TOTAL NET ASSETS
                                $1,585.9 million

NET ASSET VALUE PER SHARE
AS OF 03/31/05 ($)

  CLASS A                            19.92
------------------------------------------
  CLASS B                            19.00
------------------------------------------
  CLASS C                            19.03
------------------------------------------
  CLASS G                            18.41
------------------------------------------
  CLASS T                            19.80
------------------------------------------
  CLASS Z                            20.26

DISTRIBUTIONS DECLARED PER SHARE
10/01/04 - 03/31/05 ($)

  CLASS A                             0.02
------------------------------------------
  CLASS B                             0.00
------------------------------------------
  CLASS C                             0.00
------------------------------------------
  CLASS G                             0.00
------------------------------------------
  CLASS T                             0.02
------------------------------------------
  CLASS Z                             0.03

PORTFOLIO MANAGER'S REPORT______________________________________________________
                                                  COLUMBIA LARGE CAP GROWTH FUND

For the six-month period ended March 31, 2005, class A shares of Columbia Large Cap Growth Fund returned 7.38% without sales charge. The fund beat the Russell 1000 Growth Index, which returned 4.71%. It also outdistanced the average return of its peer group, the Morningstar(R) Large Growth Category, which was 5.42%. 1 Our focus on large-cap companies with strong competitive positions, high sustainable profits, good balance sheets and above-average sales growth resulted in strong stock selection, which drove the fund's returns.

SOLID PICKS IN CONSUMER DISCRETIONARY BOLSTERED RETURNS

Lodging and specialty retailing stocks were among the top contributors to the fund's gains. Lodging stocks, such as Marriott International, rallied nicely as travel spending recovered after dropping off in the wake of 9/11. Demand for rooms grew at a faster rate than supply, which made it possible for lodging companies to raise their prices. Among specialty retailers, winners included Chico's FAS and Coach. Chico's is a women's apparel store, while Coach manufactures and sells handbags and other accessories. Both stocks benefited from popular product lines, strong sales, good execution and new store expansion.

IMPROVED OUTLOOK BENEFITED CONSUMER STAPLES, FINANCIAL AND INDUSTRIAL STOCKS

Stock picking was also strong in the consumer staples, financials and industrials sectors. In consumer staples, Altria Group's stock price (formerly Philip Morris) rose as it came closer to settling pending tobacco litigation. Among industrials, Rockwell Automation benefited as companies in both the United States and China sought to automate their manufacturing processes. The fund's focus on financial companies with exposure to improving capital markets further aided returns. Winners included Goldman Sachs Group, which rallied nicely as merger and acquisition activity increased and the stock market rose. American International Group, however, was a disappointment though the insurance holdings overall contributed positively relative to the fund's benchmark.

OVERALL, MODEST RETURNS IN HEALTH CARE SECTOR

Within health care, the fund focused on medical device, specialty product companies and health insurers. Top performers included Johnson & Johnson and WellPoint. Johnson & Johnson benefited from strong results in its consumer products division and from its acquisition of cardiac stent maker Guidant (which was not in the portfolio). Health insurer WellPoint rallied as it kept premium increases nicely ahead of rising medical costs. We also did well to underweight the major drug

1 (C)2005 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

[SIDEBAR]

SECTORS AS OF 03/31/05 (%)

  HEALTH CARE                         25.5
------------------------------------------
  INFORMATION TECHNOLOGY              23.3
------------------------------------------
  CONSUMER DISCRETIONARY              19.8
------------------------------------------
  INDUSTRIALS                         11.1
------------------------------------------
  CONSUMER STAPLES                    10.6
------------------------------------------
  FINANCIALS                           7.5
------------------------------------------
  ENERGY                               2.2

Sector breakdown is calculated as a percentage of total investments excluding short-term investments.

TOP 10 HOLDINGS AS OF 03/31/05 (%)

  JOHNSON & JOHNSON                    4.5
------------------------------------------
  MICROSOFT                            3.5
------------------------------------------
  GENERAL ELECTRIC                     3.1
------------------------------------------
  TYCO INTERNATIONAL                   2.8
------------------------------------------
  INTERNATIONAL BUSINESS MACHINES      2.4
------------------------------------------
  INTEL                                2.4
------------------------------------------
  CISCO SYSTEMS                        2.3
------------------------------------------
  ABBOTT LABORATORIES                  2.2
------------------------------------------
  MARRIOT INTERNATIONAL                2.1
------------------------------------------
  PEPSICO                              2.1

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 03/31/05 (%)

  MARRIOTT INTERNATIONAL               2.1
------------------------------------------
  CHICO'S FAS                          1.3
------------------------------------------
  COACH                                1.2
------------------------------------------
  ALTRIA GROUP                         1.6
------------------------------------------
  ROCKWELL AUTOMATION                  1.3
------------------------------------------
  GOLDMAN SACHS GROUP                  1.2
------------------------------------------
  AMERICAN INTERNATIONAL GROUP         2.0
------------------------------------------
  JOHNSON & JOHNSON                    4.5
------------------------------------------
  WELLPOINT                            1.4
------------------------------------------
  COGNIZANT TECHNOLOGY SOLUTIONS       0.3

Your fund is actively managed and the composition of its portfolio will change over time. Holdings are calculated as a percentage of net assets.

________________________________________________________________________________
                                                  COLUMBIA LARGE CAP GROWTH FUND

companies, which suffered from investor concerns over patent expirations and a lack of new blockbuster products. We eliminated our position in Biogen Idec during the period. The biotechnology company's stock price plummeted when deadly side effects forced it to withdraw a once-promising new multiple sclerosis drug from distribution.

INVENTORY CONCERNS RESTRAINED TECH RETURNS

The technology sector's performance was not as strong as the rest of the market. Early in the period, tech stocks suffered as investors worried about overstocked inventories, maturing technologies and increased competition. The sector later rebounded as inventory issues began to dissipate and capital spending intentions improved. While the fund had a sizeable stake in technology, it was slightly lower than the sector's position in the Russell 1000 Growth Index. This underweight position produced returns that were in line with the benchmark. Cognizant Technology Solutions, a software outsourcing company with operations in India, was among the fund's top performers.

OUTLOOK REMAINS POSITIVE FOR LARGE-CAP STOCKS

We expect economic and profit growth to support a favorable outlook for large-cap stocks, although both are likely to be below last year. If inflation remains in check, as we anticipate, longer-term interest rates are also likely to stay low. We believe large-cap growth stocks also have the potential to benefit from valuations that remain attractive relative to large-cap value stocks.

ABOUT YOUR FUND

Near the end of this reporting period, Columbia Large Cap Growth Fund acquired the assets of Columbia Growth Fund. Because the two funds had similar investment styles and portfolio holdings, the acquisition had minimal impact on the day-to-day operation of the fund.

                                Paul J. Berlinguet has managed or co-managed the fund since October 2003 and has been with the advisor or its predecessors or affiliate organizations since October 2003.

                                /s/ Paul J. Berlinguet

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

[SIDEBAR]

PERFORMANCE OF A $10,000 INVESTMENT
04/01/95 - 03/31/05 ($)

  SALES CHARGE     WITHOUT          WITH
------------------------------------------
  CLASS A          25,404          23,947
------------------------------------------
  CLASS B          23,797          23,797
------------------------------------------
  CLASS C          23,761          23,761
------------------------------------------
  CLASS G          23,813          23,813
------------------------------------------
  CLASS T          25,335          23,881
------------------------------------------
  CLASS Z          26,323            N/A

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION_________________________________________________________
                                                 COLUMBIA DISCIPLINED VALUE FUND

VALUE OF A $10,000 INVESTMENT 04/01/95 - 03/31/05

                                [MOUNTAIN CHART]

     CLASS A SHARES                   CLASS A SHARES              RUSSELL 1000
  WITHOUT SALES CHARGE              WITH SALES CHARGE             VALUE INDEX
  --------------------              -----------------             -----------
04/1995  10,000                            9,425                      10,000
         10,119                            9,537                      10,316
         10,577                            9,969                      10,749
         10,850                           10,226                      10,894
         11,080                           10,443                      11,274
         11,136                           10,495                      11,432
         11,478                           10,818                      11,846
         11,421                           10,765                      11,729
         12,019                           11,328                      12,323
         11,953                           11,265                      12,632
         12,341                           11,631                      13,026
         12,566                           11,843                      13,125
         12,595                           11,870                      13,348
         12,820                           12,083                      13,399
         13,149                           12,393                      13,566
         13,109                           12,355                      13,577
         12,597                           11,873                      13,064
         13,031                           12,282                      13,438
         13,667                           12,881                      13,972
         13,876                           13,078                      14,513
         14,946                           14,086                      15,565
         14,475                           13,643                      15,366
         15,152                           14,281                      16,111
         15,093                           14,225                      16,348
         14,412                           13,584                      15,760
         15,218                           14,343                      16,422
         16,378                           15,436                      17,339
         16,661                           15,703                      18,083
         18,217                           17,170                      19,443
         17,676                           16,660                      18,751
         18,541                           17,474                      19,884
         17,968                           16,935                      19,329
         18,372                           17,316                      20,183
         18,478                           17,416                      20,773
         18,730                           17,653                      20,478
         20,236                           19,072                      21,856
         21,260                           20,037                      23,193
         21,451                           20,217                      23,349
         20,625                           19,439                      23,003
         21,227                           20,007                      23,298
         20,520                           19,341                      22,887
         17,159                           16,173                      19,482
         17,985                           16,950                      20,600
         19,743                           18,608                      22,197
         21,179                           19,961                      23,231
         22,867                           21,552                      24,021
         23,807                           22,438                      24,213
         22,716                           21,410                      23,872
         23,423                           22,076                      24,366
         24,104                           22,718                      26,641
         23,757                           22,391                      26,348
         25,145                           23,699                      27,113
         24,141                           22,753                      26,318
         23,002                           21,679                      25,342
         22,050                           20,782                      24,457
         22,632                           21,330                      25,866
         22,756                           21,448                      25,664
         24,395                           22,992                      25,787
         22,877                           21,562                      24,947
         22,390                           21,103                      23,093
         25,148                           23,702                      25,911
         24,733                           23,311                      25,610
         24,548                           23,136                      25,879
         23,244                           21,908                      24,696
         22,845                           21,531                      25,005
         24,962                           23,527                      26,395
         24,004                           22,624                      26,638
         24,405                           23,001                      27,293
         22,201                           20,924                      26,281
         23,615                           22,257                      27,597
         26,033                           24,536                      27,702
         24,141                           22,753                      26,932
         23,388                           22,043                      25,982
         25,352                           23,894                      27,255
         25,862                           24,375                      27,868
         25,003                           23,565                      27,249
         25,371                           23,912                      27,192
         24,056                           22,673                      26,102
         20,917                           19,714                      24,264
         21,898                           20,639                      24,055
         23,862                           22,490                      25,453
         24,750                           23,327                      26,054
         24,300                           22,902                      25,853
         23,201                           21,867                      25,894
         24,874                           23,444                      27,119
         23,598                           22,241                      26,189
         23,598                           22,241                      26,320
         21,134                           19,919                      24,809
         19,065                           17,969                      22,502
         18,922                           17,834                      22,673
         16,619                           15,664                      20,152
         17,231                           16,240                      21,645
         18,256                           17,207                      23,009
         17,393                           16,393                      22,010
         17,160                           16,173                      21,477
         16,513                           15,563                      20,904
         16,585                           15,632                      20,939
         17,970                           16,937                      22,782
         19,140                           18,040                      24,254
         19,446                           18,328                      24,557
         19,680                           18,548                      24,923
         20,075                           18,921                      25,312
         19,824                           18,685                      25,064
         20,941                           19,736                      26,598
         21,175                           19,957                      26,959
         22,308                           21,025                      28,620
         22,743                           21,435                      29,124
         23,105                           21,776                      29,747
         22,922                           21,604                      29,485
         22,431                           21,142                      28,766
         22,613                           21,313                      29,059
         23,258                           21,920                      29,745
         22,818                           21,506                      29,326
         23,110                           21,781                      29,742
         23,300                           21,960                      30,203
         23,409                           22,063                      30,704
         24,528                           23,118                      32,258
         25,301                           23,846                      33,339
         25,043                           23,603                      32,745
         25,909                           24,419                      33,829
03/2005  25,404                           23,947                      33,367

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/05 (%)



  SHARE CLASS                    A                 B                C                 G                   T             Z
------------------------------------------------------------------------------------------------------------------------------
  INCEPTION                   11/25/02         11/25/02         11/25/02           03/04/96           09/01/88       09/01/88
------------------------------------------------------------------------------------------------------------------------------
  SALES CHARGE            WITHOUT    WITH   WITHOUT   WITH   WITHOUT    WITH   WITHOUT    WITH     WITHOUT    WITH   WITHOUT
------------------------------------------------------------------------------------------------------------------------------
  6-month (cumulative)      9.07      2.76    8.64     3.64    8.65     7.65     8.58      3.58      8.95     2.66     9.11
------------------------------------------------------------------------------------------------------------------------------
  1-year                   10.86      4.47   10.08     5.08   10.10     9.10    10.05      5.05     10.81     4.42    11.09
------------------------------------------------------------------------------------------------------------------------------
  5-year                    0.20     -0.97   -0.60    -0.92   -0.63    -0.63    -0.59     -1.06      0.15    -1.03     0.53
------------------------------------------------------------------------------------------------------------------------------
  10-year                   9.77      9.13    9.06     9.06    9.04     9.04     9.06      9.06      9.74     9.10    10.16


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A AND T SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND G SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, class B and class C are newer classes of shares. Their performance information includes returns of the Retail A shares (for class A shares) and Retail B shares (for class B and class C shares) of the Galaxy Equity Value Fund for periods prior to November 25, 2002, the date on which class A, B and C shares were initially offered by the fund. The returns shown for class B and class C shares also include the performance of Retail A shares of the Galaxy Equity Value Fund for periods prior to the inception of Retail B shares (March 4, 1996). Class B and class C shares generally would have had substantially similar returns to Retail A shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for class B and class C shares exceed expenses paid by Retail A shares. The returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between any of the predecessor shares and the newer classes of shares. The returns for class G and class T shares include the returns of Retail A shares (for class T shares) and Retail B shares (for class G shares) of the Galaxy Equity Value Fund for periods prior to November 25, 2002, the date on which class T and class G shares were initially offered by the fund. The returns shown for class G shares also include the returns of Retail A shares (adjusted to reflect the sales charge applicable to class G shares), for periods prior to the inception of Retail B shares of the Galaxy Equity Value Fund (March 4, 1996). Retail A shares were initially offered on September 1, 1988. Class G shares generally would have had substantially similar returns to Retail A shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for class G shares exceed expenses paid by Retail A shares. The returns for class Z shares include returns of Trust shares of the Galaxy Equity Value Fund for periods prior to November 25, 2002, the date on which class Z shares were initially offered by the fund.

[SIDEBAR]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
      WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES_____________________________________________________
                                                 COLUMBIA DISCIPLINED VALUE FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

10/01/04 - 03/31/05



                  ACCOUNT VALUE AT THE             ACCOUNT VALUE AT THE              EXPENSES PAID         FUND'S ANNUALIZED
               BEGINNING OF THE PERIOD ($)         END OF THE PERIOD ($)         DURING THE PERIOD ($)     EXPENSE RATIO (%)
-----------------------------------------------------------------------------------------------------------------------------
               ACTUAL        HYPOTHETICAL        ACTUAL       HYPOTHETICAL      ACTUAL      HYPOTHETICAL
-----------------------------------------------------------------------------------------------------------------------------
CLASS A        1,000.00         1,000.00         1,090.65        1,018.65        6.57           6.34               1.26
-----------------------------------------------------------------------------------------------------------------------------
CLASS B        1,000.00         1,000.00         1,086.41        1,014.91       10.46          10.10               2.01
-----------------------------------------------------------------------------------------------------------------------------
CLASS C        1,000.00         1,000.00         1,086.56        1,014.91       10.46          10.10               2.01
-----------------------------------------------------------------------------------------------------------------------------
CLASS G        1,000.00         1,000.00         1,085.76        1,015.16       10.19           9.85               1.96
-----------------------------------------------------------------------------------------------------------------------------
CLASS T        1,000.00         1,000.00         1,089.50        1,018.40        6.82           6.59               1.31
-----------------------------------------------------------------------------------------------------------------------------
CLASS Z        1,000.00         1,000.00         1,091.05        1,019.90        5.27           5.09               1.01


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[SIDEBAR]

SUMMARY

o FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2005, THE FUND'S CLASS A SHARES RETURNED 9.07% WITHOUT SALES CHARGE.

o THE FUND, ITS BENCHMARK AND PEER GROUP DELIVERED SOLID RESULTS, BUOYED BY A STOCK MARKET RALLY IN THE FOURTH QUARTER OF 2004.

o ENERGY, RETAIL AND HEALTH CARE STOCKS WERE AMONG THE FUND'S BEST PERFORMERS. DISAPPOINTING PERFORMANCE FROM THE FUND'S FINANCIAL SERVICES HOLDINGS ACCOUNTED FOR ITS SHORTFALL RELATIVE TO ITS BENCHMARK.

                      [UP ARROW]                    [UP ARROW]

                                                   RUSSELL 1000
                     CLASS A SHARES                VALUE INDEX
                         9.07%                        10.48%

                                    OBJECTIVE
                             Seeks long-term capital
                            appreciation, with income
                              as a secondary goal.

                                TOTAL NET ASSETS
                                 $439.0 million

NET ASSET VALUE PER SHARE
AS OF 03/31/05 ($)

  CLASS A                            13.76
------------------------------------------
  CLASS B                            13.16
------------------------------------------
  CLASS C                            13.14
------------------------------------------
  CLASS G                            13.16
------------------------------------------
  CLASS T                            13.76
------------------------------------------
  CLASS Z                            14.01

DISTRIBUTIONS DECLARED PER SHARE
10/01/04 - 03/31/05 ($)

  CLASS A                             0.10
------------------------------------------
  CLASS B                             0.05
------------------------------------------
  CLASS C                             0.05
------------------------------------------
  CLASS G                             0.05
------------------------------------------
  CLASS T                             0.10
------------------------------------------
  CLASS Z                             0.12

PORTFOLIO MANAGER'S REPORT______________________________________________________
                                                 COLUMBIA DISCIPLINED VALUE FUND

For the six months ended March 31, 2005, Columbia Disciplined Value Fund class A shares returned 9.07% without sales charge. Over the same period, the Russell 1000 Value Index returned 10.48% and the Morningstar(R) Large Value Category returned an average 8.39%. 1 The fund's performance got a nice boost from its energy-related holdings as well as selected retail and health care stocks. Financial services holdings did not work out as well. Regulatory investigation and subsequent changes affected insurance companies in that sector and detracted from performance relative to the fund's benchmark.

PROFITABLE COMPANIES SHOWED THEIR VALUE

Despite prolonged uncertainties about the ongoing conflict in Iraq, higher interest rates and elevated energy costs, the US stock market rallied in the fourth quarter of 2004 to help the fund deliver a solid return for the period. Energy stocks boosted the fund's performance, as the price of oil and gas rose and demand from emerging market economies increased. In that regard, Devon Energy, an independent oil and natural gas production and exploration company benefited from increased production and higher prices for oil and gas. The stock enjoyed a significant gain over the period.

Other strong performers for the period included Barnes & Noble and Toys "R" Us. We like Barnes & Nobles' earnest approach to delivering on its core business plan to sell books. While it tested the consumer waters with an electronic gaming division, GameStop, it spun that business off at a profit and returned to its book focus. Toys "R" Us, another successful retailer, announced in March that it is to be acquired by a strategic investment group. This news propelled the company to a double-digit gain for the fund.

The health care sector produced the fund's most significant performance for the period--boosted by Medco Health Solutions, a leading US pharmacy benefit manager. Its subscriber network has been growing at a strong pace as consumers enjoy the ease and efficiency of Medco's services. Medco posted a 60% gain for the fund for the period.

EXTERNAL EVENTS BRING UNEXPECTED PRESSURE

Investments in financial services and information technology stocks dampened the fund's otherwise impressive performance. In the financial services sector, the fund was hurt by its holdings in American International Group as the New York Attorney General launched

1 (C)2005, Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

[SIDEBAR]

SECTORS AS OF 03/31/05 (%)

  FINANCIALS                          30.9
------------------------------------------
  ENERGY                              13.2
------------------------------------------
  CONSUMER DISCRETIONARY              10.2
------------------------------------------
  INDUSTRIALS                          9.5
------------------------------------------
  CONSUMER STAPLES                     8.0
------------------------------------------
  INFORMATION TECHNOLOGY               7.9
------------------------------------------
  UTILITIES                            6.4
------------------------------------------
  MATERIALS                            6.3
------------------------------------------
  TELECOMMUNICATION SERVICES           4.8
------------------------------------------
  HEALTH CARE                          2.8

Sector breakdown is calculated as a percentage of total investments excluding short-term investments.

TOP 10 HOLDINGS AS OF 03/31/05 (%)

  EXXON MOBIL                          5.4
------------------------------------------
  GENERAL ELECTRIC                     5.2
------------------------------------------
  JPMORGAN CHASE                       4.3
------------------------------------------
  SBC COMMUNICATIONS                   3.7
------------------------------------------
  WACHOVIA                             3.7
------------------------------------------
  INTERNATIONAL BUSINESS MACHINES      3.4
------------------------------------------
  PRUDENTIAL FINANCIAL                 3.0
------------------------------------------
  HARTFORD FINANCIAL SERVICES GROUP    2.8
------------------------------------------
  AMERADA HESS                         2.8
------------------------------------------
  DUKE ENERGY                          2.8

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 03/31/05 (%)

  DEVON ENERGY                         2.4
------------------------------------------
  BARNES & NOBLE                       1.5
------------------------------------------
  TOYS "R" US                          1.0
------------------------------------------
  MEDCO HEALTH SOLUTIONS               1.3
------------------------------------------
  AMERICAN INTERNATIONAL GROUP         2.7
------------------------------------------
  JPMORGAN CHASE                       4.3
------------------------------------------
  HEWLETT-PACKARD                      0.6

Your fund is actively managed and the composition of its portfolio will change over time. Holdings are calculated as a percentage of net assets.

________________________________________________________________________________
                                                 COLUMBIA DISCIPLINED VALUE FUND

investigations into its insurance division. J.P. Morgan Chase also detracted from fund performance as it struggles to process its acquisition of Bank One. In the technology sector, companies posted lackluster business growth over the six-month period. The only technology holding that showed a strong return was Hewlett-Packard (HP), but its rise was due primarily to the market's positive response to upper management changes. The fund was underweight in HP.

CONTINUED VALUE IN LARGE CAPS

We believe that large-cap companies have the potential to hold their own in the higher interest-rate environment that we envision for the year to come. As always, we seek to identify high quality large-cap companies that we believe can deliver on operating earnings and appear to have a positive catalyst working for them. Our goal is to own companies in a variety of industries in order to maintain a diversified portfolio.

[PHOTO OF MICHAEL A. WELHOELTER] Michael A. Welhoelter has managed or co-managed the fund since January 2003 and has been with the advisor or its predecessors or affiliate organizations since November 2001.

                                 /s/ Michael A. Welhoelter

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small- and mid-cap stocks may present special risks. They tend to be more volatile and may be less liquid than the stocks of larger companies. Small-cap stocks often have narrower markets, limited financial resources and tend to be more thinly traded than stocks of larger companies.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

PERFORMANCE OF A $10,000 INVESTMENT
04/01/95 - 03/31/05 ($)

  SALES CHARGE     WITHOUT          WITH
------------------------------------------
  CLASS A          21,399          20,168
------------------------------------------
  CLASS B          20,389          20,389
------------------------------------------
  CLASS C          20,405          20,405
------------------------------------------
  CLASS G          19,865          19,865
------------------------------------------
  CLASS T          21,231          20,010
------------------------------------------
  CLASS Z          21,903            N/A

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION_________________________________________________________
                                                    COLUMBIA LARGE CAP CORE FUND

                                [MOUNTAIN CHART]

VALUE OF A $10,000 INVESTMENT 04/01/95 - 03/31/05

   CLASS A SHARES         CLASS A SHARES      RUSSELL 1000      S&P 500
WITHOUT SALES CHARGE     WITH SALES CHARGE        INDEX          INDEX
--------------------     -----------------    ------------      --------
4/1995 10,000                    9,425           10,000          10,000
       10,197                    9,611           10,266          10,294
       10,574                    9,966           10,660          10,706
       10,767                   10,148           10,943          10,954
       11,028                   10,394           11,361          11,318
       10,966                   10,335           11,446          11,346
       11,342                   10,689           11,917          11,825
       11,196                   10,553           11,863          11,782
       11,701                   11,029           12,392          12,300
       11,939                   11,252           12,580          12,537
       12,200                   11,499           12,986          12,963
       12,346                   11,636           13,155          13,084
       12,600                   11,875           13,274          13,209
       12,832                   12,094           13,475          13,404
       13,074                   12,323           13,799          13,749
       12,981                   12,235           13,814          13,802
       12,466                   11,749           13,148          13,192
       12,826                   12,089           13,506          13,470
       13,319                   12,553           14,265          14,228
       13,465                   12,691           14,580          14,621
       14,501                   13,667           15,656          15,726
       14,309                   13,487           15,402          15,415
       15,005                   14,142           16,316          16,378
       15,036                   14,172           16,378          16,506
       14,599                   13,759           15,641          15,828
       15,167                   14,295           16,487          16,773
       16,089                   15,164           17,542          17,794
       16,676                   15,717           18,268          18,591
       17,827                   16,802           19,763          20,071
       17,214                   16,224           18,830          18,947
       17,990                   16,955           19,862          19,985
       17,515                   16,508           19,218          19,318
       18,065                   17,026           20,052          20,212
       18,484                   17,421           20,459          20,560
       18,419                   17,360           20,611          20,788
       19,784                   18,647           22,080          22,287
       20,722                   19,530           23,193          23,428
       20,890                   19,689           23,432          23,665
       20,386                   19,214           22,926          23,258
       20,494                   19,316           23,774          24,202
       19,990                   18,841           23,489          23,946
       16,900                   15,928           19,977          20,483
       17,726                   16,707           21,322          21,796
       19,254                   18,147           23,006          23,568
       20,315                   19,147           24,430          24,996
       21,416                   20,185           25,987          26,436
       21,677                   20,431           26,914          27,541
       21,250                   20,028           26,061          26,684
       22,079                   20,810           27,059          27,752
       22,947                   21,627           28,190          28,826
       22,961                   21,640           27,581          28,146
       24,240                   22,846           28,988          29,708
       23,466                   22,117           28,104          28,781
       22,570                   21,272           27,840          28,640
       21,676                   20,430           27,074          27,855
       22,105                   20,834           28,894          29,618
       22,326                   21,043           29,636          30,219
       22,911                   21,594           31,423          31,999
       22,103                   20,832           30,138          30,393
       21,676                   20,430           30,057          29,819
       23,906                   22,532           32,795          32,735
       23,935                   22,559           31,703          31,750
       23,832                   22,462           30,882          31,099
       23,224                   21,889           31,669          31,867
       23,327                   21,985           31,143          31,370
       24,887                   23,456           33,448          33,318
       23,740                   22,375           31,896          31,559
       24,153                   22,764           31,513          31,426
       22,960                   21,640           28,633          28,950
       23,791                   22,423           28,979          29,091
       24,752                   23,329           29,933          30,124
       23,502                   22,151           27,140          27,377
       22,029                   20,762           25,338          25,641
       23,504                   22,153           27,373          27,634
       23,810                   22,441           27,559          27,819
       23,291                   21,952           26,936          27,143
       23,324                   21,982           26,567          26,877
       22,055                   20,787           24,949          25,194
       20,112                   18,955           22,833          23,159
       20,450                   19,274           23,308          23,601
       21,992                   20,727           25,103          25,411
       22,403                   21,115           25,372          25,635
       21,390                   20,160           25,049          25,260
       21,076                   19,864           24,551          24,773
       21,936                   20,674           25,560          25,704
       20,773                   19,579           24,095          24,147
       21,072                   19,861           23,883          23,968
       19,315                   18,204           22,121          22,261
       17,920                   16,890           20,484          20,527
       17,771                   16,750           20,590          20,661
       15,644                   14,745           18,379          18,415
       16,741                   15,778           19,906          20,035
       17,784                   16,761           21,071          21,215
       16,808                   15,841           19,878          19,970
       16,525                   15,575           19,397          19,447
       16,043                   15,120           19,096          19,155
       16,206                   15,274           19,295          19,341
       17,423                   16,421           20,852          20,935
       18,307                   17,254           22,041          22,038
       18,402                   17,344           22,332          22,320
       18,702                   17,626           22,776          22,713
       19,119                   18,020           23,238          23,156
       18,719                   17,643           23,001          22,910
       19,653                   18,523           24,349          24,207
       19,903                   18,759           24,641          24,420
       20,530                   19,349           25,822          25,700
       20,713                   19,522           26,312          26,173
       20,930                   19,727           26,675          26,536
       20,746                   19,553           26,313          26,136
       20,213                   19,051           25,836          25,725
       20,581                   19,397           26,208          26,078
       20,931                   19,727           26,680          26,584
       19,961                   18,814           25,744          25,704
       19,812                   18,673           25,870          25,807
       20,046                   18,893           26,196          26,085
       20,196                   19,035           26,618          26,484
       20,963                   19,758           27,757          27,557
       21,705                   20,457           28,762          28,494
       21,291                   20,067           28,037          27,799
       21,791                   20,538           28,668          28,382
3/2005 21,399                   20,168           28,220          27,873

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's primary benchmark was changed to the Russell 1000 Index. Previously, the fund's returns were compared to the S&P 500 Index. The Russell 1000 Index is an unmanaged index that tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/05 (%)



  SHARE CLASS                   A                   B                  C                 G                 T             Z
------------------------------------------------------------------------------------------------------------------------------
  INCEPTION                  11/01/98           11/01/98           12/09/02          03/04/96           02/12/93      12/14/92
------------------------------------------------------------------------------------------------------------------------------
  SALES CHARGE           WITHOUT    WITH    WITHOUT     WITH    WITHOUT    WITH   WITHOUT    WITH    WITHOUT   WITH   WITHOUT
------------------------------------------------------------------------------------------------------------------------------
  6-MONTH (CUMULATIVE)     6.74      0.62     6.29       1.29     6.38     5.38     6.37     1.37     6.76     0.61     6.86
------------------------------------------------------------------------------------------------------------------------------
  1-YEAR                   3.13     -2.81     2.26      -2.69     2.35     1.35     2.30    -2.65     2.97    -2.99     3.26
------------------------------------------------------------------------------------------------------------------------------
  5-YEAR                  -2.20     -3.35    -2.94      -3.28    -2.92    -2.92    -3.00    -3.51    -2.30    -3.45    -1.95
------------------------------------------------------------------------------------------------------------------------------
  10-YEAR                  7.90      7.27     7.38       7.38     7.39     7.39     7.10     7.10     7.82     7.18     8.16


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A AND T SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND G SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The returns for class A and class B shares include the returns of Prime A shares (for class A shares) and Prime B shares (for class B shares) of the Galaxy Growth & Income Fund for periods prior to December 9, 2002, the date on which class A and class B shares were initially offered by the fund. The returns shown for class A shares and class B shares also include the returns of Retail A shares of the Galaxy Growth & Income Fund (adjusted to reflect the sales charge applicable to class A shares and class B shares, respectively) for periods prior to the inception of Prime A and Prime B shares (November 1, 1998). Class A and class B shares generally would have had substantially similar returns to Retail A shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for class A and class B shares exceed expenses paid by Retail A shares. The returns shown for class C shares include the returns of Prime B shares of the Galaxy Growth & Income Fund (adjusted to reflect the sales charge applicable to class C shares) for periods prior to December 9, 2002, the date on which class C shares were initially offered. The returns shown for class C shares also include the returns of Retail A shares of the Galaxy Growth & Income Fund (adjusted to reflect the sales charges applicable to class C shares) for periods prior to the inception of Prime B shares (November 1, 1998). Class C shares generally would have had substantially similar returns to Retail A and Prime B shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for class C shares exceed expenses paid by Retail A and Prime B shares. The returns for class G and class T shares include the returns of Retail A shares (for class T shares) and Retail B shares (for class G shares) of the Galaxy Growth & Income Fund for periods prior to December 9, 2002, the date on which class T and class G shares were initially offered by the fund. The returns shown for class G shares also include the returns of Retail A shares for periods prior to the inception of Retail B shares of the Galaxy Growth & Income Fund (March 4, 1996). Retail A shares were initially offered on February 12, 1993. Class G shares generally would have had substantially similar returns to Retail A shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for class G shares exceed expenses paid by Retail A shares. The returns for class Z shares include returns of Trust shares of the Galaxy Growth & Income Fund for periods prior to December 9, 2002, the date on which class Z shares were initially offered by the fund, and returns of Trust shares of the Shawmut Fund (whose shares were initially offered on December 14, 1992), for periods prior to December 14, 1995.

[SIDEBAR]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
      WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES_____________________________________________________
                                                    COLUMBIA LARGE CAP CORE FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

10/01/04 - 03/31/05



              ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE              EXPENSES PAID          FUND'S ANNUALIZED
           BEGINNING OF THE PERIOD ($)      END OF THE PERIOD ($)          DURING THE PERIOD ($)      EXPENSE RATIO (%)
-------------------------------------------------------------------------------------------------------------------------
            ACTUAL        HYPOTHETICAL     ACTUAL       HYPOTHETICAL       ACTUAL      HYPOTHETICAL
-------------------------------------------------------------------------------------------------------------------------
CLASS A    1,000.00         1,000.00      1,067.36        1,018.05         7.11          6.94                 1.38
-------------------------------------------------------------------------------------------------------------------------
CLASS B    1,000.00         1,000.00      1,062.93        1,014.31        10.95         10.70                 2.13
-------------------------------------------------------------------------------------------------------------------------
CLASS C    1,000.00         1,000.00      1,063.77        1,014.31        10.96         10.70                 2.13
-------------------------------------------------------------------------------------------------------------------------
CLASS G    1,000.00         1,000.00      1,063.68        1,014.56        10.70         10.45                 2.08
-------------------------------------------------------------------------------------------------------------------------
CLASS T    1,000.00         1,000.00      1,067.56        1,017.80         7.37          7.19                 1.43
-------------------------------------------------------------------------------------------------------------------------
CLASS Z    1,000.00         1,000.00      1,068.61        1,019.30         5.83          5.69                 1.13


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor and Transfer Agent not reimbursed/waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[SIDEBAR]

SUMMARY

o FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2005, THE FUND'S CLASS A SHARES RETURNED 6.74% WITHOUT SALES CHARGE.

o THE FUND, ITS BENCHMARK AND PEER GROUP ALL BENEFITED FROM A STOCK MARKET RALLY THAT OCCURRED IN THE FOURTH QUARTER OF 2004.

o THE FUND'S INVESTMENTS IN ENERGY AND MATERIALS STOCKS BENEFITED FROM INCREASED GLOBAL DEMAND. STOCK SELECTION IN INFORMATION TECHNOLOGY ACCOUNTED FOR THE FUND'S SHORTFALL TO THE RUSSELL 1000 INDEX .

            [UP ARROW]                                  [UP ARROW]

          CLASS A SHARES                            RUSSELL 1000 INDEX
              6.74%                                       7.71%

                                   OBJECTIVE
                         Seeks to provide a relatively
                           high total return through
                         long-term capital appreciation
                              and current income.

                                TOTAL NET ASSETS
                                 $564.2 million

NET ASSET VALUE PER SHARE
AS OF 03/31/05 ($)

  CLASS A                            12.40
------------------------------------------
  CLASS B                            12.02
------------------------------------------
  CLASS C                            12.03
------------------------------------------
  CLASS G                            11.91
------------------------------------------
  CLASS T                            12.34
------------------------------------------
  CLASS Z                            12.45

DISTRIBUTIONS DECLARED PER SHARE
10/01/04 - 03/31/05 ($)

  CLASS A                             0.42
------------------------------------------
  CLASS B                             0.40
------------------------------------------
  CLASS C                             0.40
------------------------------------------
  CLASS G                             0.40
------------------------------------------
  CLASS T                             0.42
------------------------------------------
  CLASS Z                             0.43

PORTFOLIO MANAGERS' REPORT______________________________________________________
                                                    COLUMBIA LARGE CAP CORE FUND

For the six-month period ended March 31, 2005, class A shares of Columbia Large Cap Core Fund returned 6.74% without sales charge. The fund's primary benchmark was changed to the Russell 1000 Index in order to provide an even broader measure of stock market performance. The fund underperformed the 7.71% return of the Russell 1000 Index and the 6.88% return of the S&P 500 Index. It also trailed the average return of the Morningstar(R) Large Blend Category, which was 7.14% during the same period. 1

On March 18, 2005, Columbia Common Stock Fund and Columbia Large Cap Core Fund merged. This merger had a significant impact on the sector weights in the fund. The combined fund approximately became 60% Large Cap Core Fund and 40% Common Stock Fund. As a result, individual stock and sector weights shifted as much as 40%. The current management anticipates some portfolio restructuring in the months ahead as they implement their contrarian approach.

TECHNOLOGY STOCKS SUFFERED

Stock selection, especially in the technology sector, accounted for the fund's underperformance relative to its benchmark. Information technology stocks suffered because capital spending was lower than anticipated given the maturity of the economic recovery. Individual holdings that held back performance included Symantec, Accenture and Avaya. All of these have been eliminated from the portfolio. Stocks in the telecommunications services area also had a negative impact on return. Verizon Communications and BellSouth declined after announcing plans to roll out video services that compete with cable companies. These large spending plans raised concerns about the potential for making money on such services. Industry consolidation also played a role in the downturn of some telecommunications companies. Verizon was affected by plans to buy MCI, and Nextel Communications lost value when it announced a merger with Sprint. While Verizon and Nextel remain in the portfolio, BellSouth was sold. Stock selection in the industrials and health care sectors was also a disappointment.

CAPITALIZING ON THE INCREASED DEMAND FOR NATURAL RESOURCES

As global economic growth improved, worldwide demand for raw materials rose, boosting the price of commodities. The fund's investments in the energy and materials sectors benefited from this trend. In energy, the fund was diversified among integrated oil companies, exploration and production companies and service companies. The integrated oils gave performance the biggest boost, with ConocoPhillips and Exxon Mobil leading the pack. In materials, coal producers Peabody Energy and Arch Coal were leaders. Arch Coal was sold as part of the portfolio restructuring

1 (C)2005, Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

[SIDEBAR]

SECTORS AS OF 03/31/05 (%)

  INFORMATION TECHNOLOGY              19.7
------------------------------------------
  CONSUMER DISCRETIONARY              15.5
------------------------------------------
  FINANCIALS                          15.5
------------------------------------------
  HEALTH CARE                         12.5
------------------------------------------
  INDUSTRIALS                         10.3
------------------------------------------
  CONSUMER STAPLES                     9.2
------------------------------------------
  MATERIALS                            6.6
------------------------------------------
  ENERGY                               5.7
------------------------------------------
  TELECOMMUNICATION SERVICES           3.0
------------------------------------------
  UTILITIES                            2.0

Sector breakdown is calculated as a percentage of total investments excluding short-term investments.

TOP 10 HOLDINGS AS OF 03/31/05 (%)

  MICROSOFT                            2.3
------------------------------------------
  WAL-MART STORES                      2.1
------------------------------------------
  INTERNATIONAL BUSINESS MACHINES      1.9
------------------------------------------
  KOHL'S                               1.8
------------------------------------------
  EXXON MOBIL                          1.8
------------------------------------------
  GENERAL ELECTRIC                     1.8
------------------------------------------
  CONOCOPHILLIPS                       1.7
------------------------------------------
  NEWS                                 1.7
------------------------------------------
  CITIGROUP                            1.6
------------------------------------------
  CISCO SYSTEMS                        1.6

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 03/31/05 (%)

  VERIZON COMMUNICATIONS               1.2
------------------------------------------
  NEXTEL COMMUNICATIONS                0.4
------------------------------------------
  CONOCOPHILLIPS                       1.7
------------------------------------------
  EXXON MOBIL                          1.8
------------------------------------------
  PEABODY ENERGY                       0.4
------------------------------------------
  COMPANHIA VALE DO RIO DOCE           0.5
------------------------------------------
  J.C. PENNEY                          0.7
------------------------------------------
  YUM! BRANDS                          0.6
------------------------------------------
  LENNAR                               0.4
------------------------------------------
  WACHOVIA                             1.2
------------------------------------------
  E*TRADE FINANCIAL                    0.7
------------------------------------------
  MERRILL LYNCH                        0.8
------------------------------------------
  CITIGROUP                            1.6

Your fund is actively managed and the composition of its portfolio will change over time. Holdings are calculated as a percentage of net assets.

________________________________________________________________________________
                                                    COLUMBIA LARGE CAP CORE FUND

process. Companhia Vale do Rio Doce, a diversified mining company, also added substantially to return.

CONSUMER DISCRETIONARY AND FINANCIALS BOLSTERED PERFORMANCE

Consumer discretionary stocks, which typically benefit from an improving economic environment, were also significant contributors to return. Retailer J.C. Penney, one of the best performing stocks in the portfolio, was helped by consolidation in the retail industry. Yum! Brands, a global restaurant company, was a positive for the portfolio. The company owns Pizza Hut, KFC and Taco Bell, among other fast food restaurants. Retailers and restaurants were the big drivers of performance among consumer discretionary stocks late in the period. Home builder Lennar was also strong because home sales continued to be robust in a relatively low interest-rate environment.

Because financials was a poorly performing sector, the fund's under-index exposure to the area was helpful. Stock selection was also positive. Wachovia, E*TRADE Financial, Merrill Lynch and Citigroup generated some of the largest gains in the sector.

IMPLEMENTING A CONTRARIAN APPROACH

Near the end of this reporting period, Columbia Large Cap Core Fund acquired the assets of Columbia Common Stock Fund. Since the acquisition only occurred March 18th, it has had minimal impact on the day-to-day operation of the fund through that period. However, we have begun to evaluate the entire portfolio, reviewing the fund's sector allocation strategy and assessing each stock for its potential to meet our criteria. As part of the fund's more contrarian approach to stock selection, we plan to seek companies that are generally out of favor with investors. We also plan to avoid companies that may have become overvalued because investors have become overly enthusiastic about their prospects. The review may result in some position changes in the upcoming quarters.

                                John E. Maack has co-managed Columbia Large Cap Core Fund since March 2005 and has been with the advisor or its predecessors or affiliate organizations since 1988.

                                /s/ John E. Maack Jr.

                                Guy W. Pope has co-managed the fund since March 2005 and has been with the advisor or its predecessors or affiliate organizations since 1993.

                                /s/ Guy W. Pope

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

[SIDEBAR]

PERFORMANCE OF A $10,000 INVESTMENT
04/01/95 - 03/31/05 ($)

  SALES CHARGE     WITHOUT          WITH
------------------------------------------
  CLASS A          43,681          41,157
------------------------------------------
  CLASS B          41,523          41,523
------------------------------------------
  CLASS C          41,567          41,567
------------------------------------------
  CLASS G          41,286          41,286
------------------------------------------
  CLASS T          43,137          40,644
------------------------------------------
  CLASS Z          44,833            N/A

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION_________________________________________________________
                                                         COLUMBIA SMALL CAP FUND

                                [MOUNTAIN CHART]

VALUE OF A $10,000 INVESTMENT 04/01/95 - 03/31/05

   CLASS A SHARES          CLASS A SHARES     S&P SMALLCAP      RUSSELL 2000
WITHOUT SALES CHARGE     WITH SALES CHARGE     600 INDEX           INDEX
--------------------     -----------------    ------------      ------------
4/1995  10000                    9425             10000             10000
        10260                    9670             10224             10222
        10539                    9933             10383             10398
        11060                   10424             10954             10937
        11571                   10905             11791             11567
        11822                   11142             12047             11807
        12128                   11431             12355             12018
        11783                   11106             11744             11481
        12237                   11534             12209             11963
        12586                   11862             12411             12279
        12427                   11713             12438             12266
        12845                   12106             12845             12648
        13217                   12457             13120             12906
        14034                   13227             13873             13597
        14562                   13725             14365             14132
        14194                   13377             13802             13552
        13376                   12607             12853             12369
        14054                   13246             13648             13087
        14653                   13810             14247             13599
        14703                   13857             14149             13389
        15320                   14439             14883             13941
        15950                   15033             15057             14306
        16181                   15251             15307             14593
        16123                   15196             14991             14239
        15592                   14696             14222             13567
        15430                   14543             14395             13605
        17058                   16077             16085             15118
        18177                   17132             16796             15767
        19435                   18317             17852             16500
        20036                   18883             18302             16878
        21570                   20330             19512             18113
        21109                   19895             18669             17318
        20902                   19700             18533             17205
        20931                   19728             18907             17507
        20577                   19394             18539             17230
        21763                   20511             20227             18503
        23136                   21805             21000             19266
        23245                   21908             21124             19372
        22031                   20764             20007             18327
        21432                   20200             20065             18366
        20013                   18862             18530             16878
        17285                   16291             14953             13600
        18018                   16982             15869             14665
        18469                   17407             16605             15264
        19370                   18256             17540             16064
        19806                   18667             18660             17058
        19911                   18766             18425             17285
        18756                   17677             16765             15885
        18280                   17228             16982             16133
        19572                   18447             18104             17578
        20292                   19125             18544             17835
        21291                   20066             19599             18641
        21335                   20108             19427             18130
        20448                   19272             18572             17459
        20407                   19233             18650             17463
        19625                   18497             18603             17534
        20483                   19305             19381             18581
        21927                   20666             20974             20684
        21659                   20414             20324             20351
        22095                   20824             23045             23711
        22864                   21549             22192             22149
        22779                   21469             21813             20816
        22663                   21360             21167             19602
        23089                   21761             22418             21311
        22738                   21431             21869             20625
        24093                   22708             23807             22199
        24498                   23089             23159             21546
        23996                   22616             23305             20585
        23309                   21969             20879             18471
        25654                   24179             23451             20058
        26368                   24851             24457             21103
        26600                   25070             22965             19718
        26251                   24742             21911             18754
        27446                   25867             23581             20221
        28659                   27011             24031             20718
        29473                   27778             24911             21433
        29030                   27361             24495             20273
        28877                   27216             23936             19619
        26292                   24780             20700             16978
        27084                   25526             21803             17971
        28530                   26889             23399             19362
        30384                   28637             24984             20557
        30448                   28697             25201             20343
        31039                   29254             24767             19786
        33438                   31515             26724             21374
        34090                   32130             27480             21569
        33415                   31494             26343             20611
        32763                   30880             24981             19589
        28449                   26813             21454             16631
        28301                   26673             21657             16589
        26931                   25382             20332             15398
        26616                   25085             20983             15893
        28279                   26653             22076             17310
        27759                   26163             21330             16346
        27051                   25496             20596             15893
        26277                   24766             19937             15413
        26298                   24786             20094             15612
        28268                   26643             21726             17092
        30725                   28958             23477             18926
        31456                   29647             24087             19269
        33139                   31233             25340             20475
        34378                   32401             26574             21413
        33869                   31922             25793             21016
        36237                   34153             28029             22782
        37342                   35195             29088             23591
        38530                   36314             29603             24069
        39304                   37044             30456             25114
        39874                   37581             31041             25340
        40169                   37859             31444             25576
        39398                   37132             30400             24271
        39374                   37110             30865             24657
        40988                   38632             32575             25695
        38738                   36511             30790             23966
        38351                   36146             30519             23844
        39873                   37581             32128             24962
        40168                   37859             32728             25454
        43350                   40857             35527             27661
        44815                   42238             36308             28479
        43538                   41034             35488             27292
        44500                   41941             36506             27753
3/2005  43681                   41157             35556             26960

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization. The Standard & Poor's (S&P) SmallCap 600 Index is an unmanaged index that tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P SmallCap 600 Index is heavily weighted with the stocks of companies with small market capitalizations. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. it is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/05 (%)



  SHARE CLASS                   A                  B                  C                  G                  T               Z
---------------------------------------------------------------------------------------------------------------------------------
  INCEPTION                  11/01/98          11/01/98           11/18/02           11/01/98            02/12/93       12/14/92
---------------------------------------------------------------------------------------------------------------------------------
  SALES CHARGE           WITHOUT    WITH    WITHOUT    WITH    WITHOUT     WITH   WITHOUT    WITH    WITHOUT    WITH     WITHOUT
---------------------------------------------------------------------------------------------------------------------------------
  6-month (cumulative)     9.56      3.26     9.13      4.13     9.12      8.12     9.17      4.17     9.46     3.18       9.66
---------------------------------------------------------------------------------------------------------------------------------
  1-year                   8.76      2.49     7.92      2.92     7.97      6.97     8.01      3.01     8.65     2.40       9.04
---------------------------------------------------------------------------------------------------------------------------------
  5-year                  13.82     12.49    12.90     12.66    12.93     12.93    12.84     12.46    13.67    12.33      14.17
---------------------------------------------------------------------------------------------------------------------------------
  10-year                 15.89     15.20    15.30     15.30    15.31     15.31    15.23     15.23    15.74    15.05      16.19


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A AND T SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND G SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Prior to November 18, 2002, the fund was named Galaxy Small Cap Value Fund, and offered Retail A, Retail B, Trust, Prime A and Prime B share classes. On that day, the fund changed its name to Liberty Small Cap Fund and began offering class A, B, C, G, T and Z shares. The returns for class A and B shares include returns of Prime A shares and Retail A shares (for class A shares) and Prime B shares and Retail A shares (for class B shares) of the former Galaxy Small Cap Value Fund for periods prior to the inception of class A and class B shares. Class C share performance information includes returns of Retail B shares and Retail A shares of the former Galaxy Small Cap Value Fund for periods prior to the inception of class C shares. The returns for class G and T shares include the returns of Retail A shares (for class T shares) and Retail B shares (for class G shares) of the Galaxy Small Cap Value Fund for periods prior to November 18, 2002. The returns shown for class G shares also include the returns of Retail A shares (adjusted to reflect the sales charges applicable to class G shares) for periods prior to the inception of Retail B shares of the Galaxy Small Cap Value Fund (November 1, 1998). Retail A shares were initially offered on February 12, 1993. Class G shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for class G shares exceed expenses paid by Retail A shares. The returns for class Z shares include the returns of Trust shares of the Galaxy Small Cap Value Fund, for periods prior to November 18, 2002, and returns of Trust shares of the Small Cap portfolio of The Shawmut Funds (the "Shawmut Fund"), the predecessor to the Galaxy Small Cap Value Fund, for periods prior to December 4, 1995. Total returns are not restated to reflect any expense differential (e.g. Rule 12b-1 fees) between any of the share classes. Had the expense differential been reflected, the returns for the periods prior to the inception of class A, B and C shares would have been lower.

[SIDEBAR]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
      WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES_____________________________________________________
                                                         COLUMBIA SMALL CAP FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

10/01/04 - 03/31/05



                  ACCOUNT VALUE AT THE              ACCOUNT VALUE AT THE             EXPENSES PAID        FUND'S ANNUALIZED
               BEGINNING OF THE PERIOD ($)         END OF THE PERIOD ($)         DURING THE PERIOD ($)    EXPENSE RATIO (%)
-----------------------------------------------------------------------------------------------------------------------------
                ACTUAL        HYPOTHETICAL        ACTUAL      HYPOTHETICAL      ACTUAL      HYPOTHETICAL
-----------------------------------------------------------------------------------------------------------------------------
CLASS A        1,000.00         1,000.00         1,095.64        1,019.30        5.90           5.69             1.13
-----------------------------------------------------------------------------------------------------------------------------
CLASS B        1,000.00         1,000.00         1,091.30        1,015.56        9.80           9.45             1.88
-----------------------------------------------------------------------------------------------------------------------------
CLASS C        1,000.00         1,000.00         1,091.20        1,015.56        9.80           9.45             1.88
-----------------------------------------------------------------------------------------------------------------------------
CLASS G        1,000.00         1,000.00         1,091.70        1,015.81        9.54           9.20             1.83
-----------------------------------------------------------------------------------------------------------------------------
CLASS T        1,000.00         1,000.00         1,094.64        1,019.05        6.16           5.94             1.18
-----------------------------------------------------------------------------------------------------------------------------
CLASS Z        1,000.00         1,000.00         1,096.58        1,020.54        4.60           4.43             0.88


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[SIDEBAR]

SUMMARY

o FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2005, THE FUND'S CLASS A SHARES RETURNED 9.56% WITHOUT SALES CHARGE.

o THE FUND OUTPERFORMED THE RUSSELL 2000 INDEX, UNDERPERFORMED THE S&P SMALLCAP 600 INDEX AND PERFORMED GENERALLY IN LINE WITH ITS PEER GROUP, THE MORNINGSTAR(R) SMALL BLEND CATEGORY.

o AN EMPHASIS ON HEALTH CARE AND CONSUMER DISCRETIONARY STOCKS AIDED PERFORMANCE. RETURNS FROM ENERGY, INDUSTRIALS AND MATERIALS WERE MIXED.

                [UP ARROW]           [UP ARROW]        [UP ARROW]

                                                           S&P
                 CLASS A            RUSSELL 2000        SMALLCAP
                  SHARES               INDEX            600 INDEX
                  9.56%                8.00%             10.68%

                                    OBJECTIVE
                      Seeks long-term capital appreciation.

                                TOTAL NET ASSETS
                                $1,605.0 million

NET ASSET VALUE PER SHARE
AS OF 03/31/05 ($)

  CLASS A                            18.14
------------------------------------------
  CLASS B                            17.48
------------------------------------------
  CLASS C                            17.50
------------------------------------------
  CLASS G                            17.33
------------------------------------------
  CLASS T                            17.98
------------------------------------------
  CLASS Z                            18.32

DISTRIBUTIONS DECLARED PER SHARE
10/01/04 - 03/31/05 ($)

  CLASS A                             1.07
------------------------------------------
  CLASS B                             0.95
------------------------------------------
  CLASS C                             0.95
------------------------------------------
  CLASS G                             0.95
------------------------------------------
  CLASS T                             1.06
------------------------------------------
  CLASS Z                             1.12

PORTFOLIO MANAGER'S REPORT______________________________________________________
                                                         COLUMBIA SMALL CAP FUND

For the six-month period ended March 31, 2005, Columbia Small Cap Fund class A shares returned 9.56% without sales charge. That was higher than the Russell 2000 Index, which returned 8.00% for the same period. However, the fund trailed the S&P SmallCap 600 Index, which returned 10.68%. The fund's return also fell short of the average return of its peer group, the Morningstar(R) Small Blend Category, which was 9.67%. 1

Most of the outperformance relative to the Russell 2000 Index occurred in the first quarter of 2005 when higher quality stocks, such as the ones favored by the fund, made a strong showing. Sector allocation and significant gains from some of the fund's larger holdings also helped boost return.

HEALTH CARE AND CONSUMER DISCRETIONARY STOCKS WERE LEADERS

The fund's emphasis on health care stocks was favorable for performance, with much of the gain coming from two stocks, Lifecore Biomedical and Triad Hospitals. Lifecore Biomedical, which makes dental implants, reported better-than-expected earnings and also provided a positive earnings forecast. Triad Hospitals runs a national chain of hospitals. The company's earnings improved when issues involving Medicaid reimbursements were resolved.

An above-index weight in the consumer discretionary sector was also helpful. Performance was driven by Unifirst, a uniform rental company, which reported earnings that beat analysts' expectations. Stronger demand for uniforms, which resulted from rising employment, was instrumental in boosting Unifirst's value. ProQuest also made substantial gains. The company's main business involves providing academic institutions and libraries with materials on microfilm and electronic formats.

An underweight in financials and information technology, two poorly performing sectors, also worked to the fund's advantage.

MIXED RESULTS IN ENERGY, MATERIALS AND INDUSTRIALS

We reduced the fund's energy allocation from an overweight to an underweight position relative to its benchmark, because many of the stocks in the portfolio appreciated substantially as the price of oil rose. We gave up some performance with our decision, because energy stocks continued to soar. However, individual holdings in the portfolio made strong contributions to fund performance. Gulfmark Offshore led the

1 (C)2005, Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

[SIDEBAR]

SECTORS AS OF 03/31/05 (%)

  CONSUMER DISCRETIONARY              23.1
------------------------------------------
  INDUSTRIALS                         17.5
------------------------------------------
  INFORMATION TECHNOLOGY              15.9
------------------------------------------
  HEALTH CARE                         14.6
------------------------------------------
  FINANCIALS                          10.0
------------------------------------------
  MATERIALS                            7.1
------------------------------------------
  ENERGY                               5.7
------------------------------------------
  UTILITIES                            2.7
------------------------------------------
  CONSUMER STAPLES                     2.6
------------------------------------------
  TELECOMMUNICATION SERVICES           0.8

Sector breakdown is calculated as a percentage of total investments excluding short-term investments.

TOP 10 HOLDINGS AS OF 03/31/05 (%)

  BENCHMARK ELECTRONICS                1.7
------------------------------------------
  INVACARE                             1.3
------------------------------------------
  ALBANY INTERNATIONAL                 1.2
------------------------------------------
  CHICAGO BRIDGE & IRON                1.1
------------------------------------------
  ARMOR HOLDINGS                       1.0
------------------------------------------
  WHITING PETROLEUM                    1.0
------------------------------------------
  MACDERMID                            1.0
------------------------------------------
  UNIFIRST                             0.9
------------------------------------------
  PEDIATRIX MEDICAL GROUP              0.9
------------------------------------------
  RES-CARE                             0.9

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 03/31/05 (%)

  LIFECORE BIOMEDICAL                  0.3
------------------------------------------
  TRIAD HOSPITALS                      0.6
------------------------------------------
  UNIFIRST                             0.9
------------------------------------------
  PROQUEST                             0.9
------------------------------------------
  GULFMARK OFFSHORE                    0.9
------------------------------------------
  VINTAGE PETROLEUM                    0.4
------------------------------------------
  GREIF                                0.9

Your fund is actively managed and the composition of its portfolio will change over time. Holdings are calculated as a percentage of net assets.

________________________________________________________________________________
                                                         COLUMBIA SMALL CAP FUND

sector. The company runs supply boats to drilling rigs in the North Sea, Asia and Brazil. Vintage Petroleum, an oil and natural gas company, was also positive. Higher oil prices were a factor in Vintage's return; but the company also benefited from the fact that it owns a large amount of land that is rich in shale rock, and there has been renewed interest in obtaining natural gas from shale.

We usually maintain an underweight in materials, because the sector is composed mostly of large metals and mining companies that do not fit our investment strategy. During the reporting period, materials stocks were strong, and our less-than-benchmark weight held back return. On a more positive note, one of our larger holdings, Greif, was among the best performers in the portfolio. Greif is a global producer of industrial packaging products. The company's stock soared when it reported earnings that were much better than expected.

After a long run of positive performance, our overweight in industrials was a slight negative. Industrials tend to be more cyclical in nature, which means they usually outperform when economic growth is improving. Because cyclicals are not consistent growers, there has been some concern that they may have run their course and that investors will abandon them for companies that offer slower but steadier growth.

A SLIGHT EMPHASIS ON GROWTH

Small-cap value stocks have outperformed small-cap growth stocks for several years. As a result, valuations are high. We believe that investors may shift away from value stocks toward growth stocks. Therefore, we are willing to tilt the portfolio slightly toward growth. As always, we plan to be selective in our investment decisions, choosing attractively valued stocks with good earnings potential and business prospects.

[PHOTO OF PETER LARSON]         Peter Larson has managed Columbia Small Cap Fund
                                since 1992 and has been with the advisor or its predecessors or affiliate organizations since
                                1963.

                                /s/ Peter Larson

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

[SIDEBAR]

PERFORMANCE OF A $10,000 INVESTMENT
04/01/95 - 03/31/05 ($)

  SALES CHARGE       WITHOUT         WITH
------------------------------------------
  CLASS A            20,306         19,134
------------------------------------------
  CLASS B            19,052         19,052
------------------------------------------
  CLASS C            18,991         18,991
------------------------------------------
  CLASS G            19,015         19,015
------------------------------------------
  CLASS T            20,270         19,100
------------------------------------------
  CLASS Z            21,190           N/A

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION_________________________________________________________
                                              COLUMBIA SMALL COMPANY EQUITY FUND

                                [MOUNTAIN CHART]

VALUE OF A $10,000 INVESTMENT 04/01/95 - 03/31/05

     CLASS A             CLASS A
  SHARES WITHOUT       SHARES WITH        RUSSELL 2000          RUSSELL 2000
   SALES CHARGE        SALES CHARGE       GROWTH INDEX              INDEX
   ------------        ------------       ------------          ------------
4/95  10000                 9425             10000                  10000
      10302                 9710             10151                  10222
      10395                 9797             10284                  10398
      11287                10638             10993                  10937
      12302                11595             11849                  11567
      12403                11690             11995                  11807
      12969                12223             12242                  12018
      12620                11894             11639                  11481
      13077                12325             12153                  11963
      13083                12331             12422                  12279
      12801                12065             12319                  12266
      13655                12869             12881                  12648
      14313                13490             13136                  12906
      15957                15040             14145                  13597
      16584                15631             14871                  14132
      15472                14582             13904                  13552
      14226                13408             12206                  12369
      15095                14227             13110                  13087
      16075                15151             13785                  13599
      15644                14745             13191                  13389
      15691                14789             13557                  13941
      15809                14900             13822                  14306
      16414                15470             14167                  14593
      14804                13953             13312                  14239
      13879                13081             12372                  13567
      13443                12670             12228                  13605
      15783                14876             14066                  15118
      16647                15690             14543                  15767
      17546                16537             15288                  16500
      18070                17031             15746                  16878
      19529                18406             17003                  18113
      18630                17559             15981                  17318
      17865                16837             15601                  17205
      18050                17012             15610                  17507
      17617                16604             15402                  17230
      19088                17991             16762                  18503
      19905                18761             17465                  19266
      19652                18522             17571                  19372
      18271                17220             16294                  18327
      18039                17002             16460                  18366
      16426                15482             15086                  16878
      12366                11655             11604                  13600
      13706                12918             12781                  14665
      13736                12946             13448                  15264
      14654                13811             14491                  16064
      16075                15151             15803                  17058
      16247                15313             16514                  17285
      13929                13128             15003                  15885
      13636                12852             15537                  16133
      13969                13166             16909                  17578
      14433                13603             16936                  17835
      15612                14714             17828                  18641
      15370                14486             17277                  18130
      15098                14230             16631                  17459
      15501                14610             16952                  17463
      15783                14875             17386                  17534
      18373                17317             19224                  18581
      22334                21050             22613                  20684
      22133                20861             22403                  20351
      27414                25838             27616                  23711
      27335                25763             24714                  22149
      23798                22429             22217                  20816
      22408                21119             20271                  19602
      24989                23552             22890                  21311
      22510                21216             20929                  20625
      24637                23221             23130                  22199
      23689                22327             21981                  21546
      21924                20663             20196                  20585
      19304                18194             16528                  18471
      21113                19899             17540                  20058
      22367                21081             18959                  21103
      20761                19567             16360                  19718
      19495                18374             14872                  18754
      20711                19520             16693                  20221
      21295                20071             17080                  20718
      22075                20805             17546                  21433
      21393                20162             16050                  20273
      20479                19302             15047                  19619
      17012                16034             12618                  16978
      18193                17147             13832                  17971
      19592                18465             14987                  19362
      21088                19876             15921                  20557
      20175                19015             15354                  20343
      18666                17593             14360                  19786
      20150                18991             15608                  21374
      19372                18258             15271                  21569
      17974                16940             14378                  20611
      16574                15621             13159                  19589
      13811                13017             11136                  16631
      13836                13040             11131                  16589
      13178                12421             10327                  15398
      13665                12879             10849                  15893
      14930                14072             11925                  17310
      13969                13165             11102                  16346
      13287                12523             10800                  15893
      12909                12167             10512                  15413
      13275                12512             10670                  15612
      14187                13371             11680                  17092
      15793                14885             12996                  18926
      16170                15240             13247                  19269
      16985                16009             14248                  20475
      17789                16766             15013                  21413
      17155                16169             14633                  21016
      18945                17855             15898                  22782
      19382                18268             16416                  23591
      19869                18726             16490                  24069
      20709                19518             17356                  25114
      20904                19702             17330                  25340
      21245                20023             17411                  25576
      20344                19174             16537                  24271
      20417                19243             16866                  24657
      20878                19678             17428                  25695
      18860                17775             15863                  23966
      18348                17293             15522                  23844
      19394                18279             16380                  24962
      19869                18727             16778                  25454
      21306                20081             18196                  27661
      22060                20792             18849                  28479
      20856                19657             18001                  27292
      21123                19908             18248                  27753
3/05  20306                19134             17567                  26960

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/05 (%)



  SHARE CLASS                  A                  B                   C                   G                  T               Z
----------------------------------------------------------------------------------------------------------------------------------
  INCEPTION                 11/18/02           11/18/02            11/18/02           03/04/96           12/30/91        12/30/91
----------------------------------------------------------------------------------------------------------------------------------
  SALES CHARGE          WITHOUT     WITH   WITHOUT     WITH    WITHOUT     WITH    WITHOUT    WITH    WITHOUT    WITH     WITHOUT
----------------------------------------------------------------------------------------------------------------------------------
  6-month (cumulative)    4.71     -1.30     4.30     -0.70     4.25       3.25     4.31     -0.69      4.65     -1.36      4.75
----------------------------------------------------------------------------------------------------------------------------------
  1-year                 -4.41     -9.93    -5.13     -9.88    -5.21      -6.16    -5.14     -9.89     -4.53     -9.99     -4.29
----------------------------------------------------------------------------------------------------------------------------------
  5-year                 -5.77     -6.88    -6.53     -6.84    -6.59      -6.59    -6.57     -7.03     -5.80     -6.91     -5.44
----------------------------------------------------------------------------------------------------------------------------------
  10-year                 7.34      6.70     6.66      6.66     6.62       6.62     6.64      6.64      7.32      6.68      7.80


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A AND T SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND G SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, class B, and class C are newer classes of shares. Their performance information includes returns of Retail A shares (for class A shares) and Retail B shares (for class B and class C shares) of the Galaxy Small Company Equity Fund for periods prior to November 18, 2002, the date on which class A, B, and C shares were initially offered by the Fund. The returns of class B and class C shares also include the returns of Retail A shares for periods prior to the inception of Retail B shares of the Galaxy Small Company Equity Fund (March 4,
1996). Class B and class C shares generally would have had substantially similar returns to Retail A shares because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for class B and class C shares exceed expenses paid by Retail A shares. The returns have not been restated to reflect any differences in expenses between the predecessor shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. The returns for class G and T shares include the returns of Retail A shares (for class T shares) and Retail B shares (for class G shares) of the Galaxy Small Company Equity Fund for periods prior to November 18, 2002, the date on which class T and class G shares were initially offered by the fund. The returns shown for class G shares also include the returns of Retail A shares (adjusted to reflect the sales charge applicable to class G shares) for periods prior to the inception of Retail B shares of the Galaxy Small Company Equity Fund (March 4, 1996). Retail A shares were initially offered on December 30, 1991. Class G shares generally would have had substantially similar returns to Retail A shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for class G shares exceed expenses paid by Retail A shares. The returns for class Z shares include the returns of Trust shares of the Galaxy Small Company Equity Fund for periods prior to November 18, 2002, the date on which class Z shares were initially offered by the fund.

[SIDEBAR]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
      WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES_____________________________________________________
                                              COLUMBIA SMALL COMPANY EQUITY FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

10/01/04 - 03/31/05



               ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE            EXPENSES PAID          FUND'S ANNUALIZED
            BEGINNING OF THE PERIOD ($)      END OF THE PERIOD ($)        DURING THE PERIOD ($)      EXPENSE RATIO (%)
------------------------------------------------------------------------------------------------------------------------
             ACTUAL        HYPOTHETICAL     ACTUAL      HYPOTHETICAL     ACTUAL      HYPOTHETICAL
------------------------------------------------------------------------------------------------------------------------
CLASS A     1,000.00         1,000.00      1,047.07        1,018.25        6.84         6.74                1.34
------------------------------------------------------------------------------------------------------------------------
CLASS B     1,000.00         1,000.00      1,043.03        1,014.51       10.65        10.50                2.09
------------------------------------------------------------------------------------------------------------------------
CLASS C     1,000.00         1,000.00      1,043.13        1,014.51       10.65        10.50                2.09
------------------------------------------------------------------------------------------------------------------------
CLASS G     1,000.00         1,000.00      1,043.08        1,014.76       10.39        10.25                2.04
------------------------------------------------------------------------------------------------------------------------
CLASS T     1,000.00         1,000.00      1,046.47        1,018.00        7.09         6.99                1.39
------------------------------------------------------------------------------------------------------------------------
CLASS Z     1,000.00         1,000.00      1,048.12        1,019.50        5.57         5.49                1.09


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Transfer Agent not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[SIDEBAR]

SUMMARY

o FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2005, THE FUND'S CLASS A SHARES RETURNED 4.71% WITHOUT SALES CHARGE.

o THE FUND TRAILED ITS PRIMARY BENCHMARK, THE RUSSELL 2000 GROWTH INDEX, ITS SECONDARY BENCHMARK, THE RUSSELL 2000 INDEX, AND ITS PEER GROUP, THE MORNINGSTAR(R) SMALL GROWTH CATEGORY.

o THE FUND'S BIAS TOWARD SMALLER SMALL-CAP COMPANIES WITH ATTRACTIVE LONG-TERM PROSPECTS HAMPERED RETURNS DURING THIS REPORTING PERIOD AS INVESTORS BECAME MORE RISK AVERSE AND SHORT-TERM FOCUSED. BIOTECHNOLOGY, RETAIL AND INDUSTRIALS STOCKS WERE AMONG THE BIGGEST DETRACTORS FROM PERFORMANCE.

                [UP ARROW]           [UP ARROW]          [UP ARROW]

                                    RUSSELL 2000
                 CLASS A               GROWTH           RUSSELL 2000
                 SHARES                INDEX               INDEX
                  4.71%                7.23%               8.00%

                                   OBJECTIVE
                          SEEKS CAPITAL APPRECIATION.

                                TOTAL NET ASSETS
                                 $362.9 MILLION

NET ASSET VALUE PER SHARE
AS OF 03/31/05 ($)

 CLASS A                             16.69
------------------------------------------
 CLASS B                             15.52
------------------------------------------
 CLASS C                             15.47
------------------------------------------
 CLASS G                             15.49
------------------------------------------
 CLASS T                             16.66
------------------------------------------
 CLASS Z                             17.64

PORTFOLIO MANAGERS' REPORT______________________________________________________
                                              COLUMBIA SMALL COMPANY EQUITY FUND

For the six-month period ended March 31, 2005, class A shares of Columbia Small Company Equity Fund returned 4.71% without sales charge. That was lower than the 7.23% return of its primary benchmark, the Russell 2000 Growth Index, and the 8.00% return of its secondary benchmark, the Russell 2000 Index. The fund also fell short of the Morningstar(R) Small Growth Category, which was 8.23%. 1 The fund's emphasis on companies with longer-term growth prospects but higher risk profiles detracted from performance as investors grew risk averse during the period. Nevertheless, we plan to continue to focus on companies with healthy balance sheets, attractive business models and strong management teams on the belief that they are positioned to deliver sustainable earnings growth--and higher stock prices--over time. Biotechnology, retail and industrial stocks especially hampered returns.

HEALTH CARE RETURNS SUFFERED AS INVESTORS LOST CONFIDENCE IN BIOTECH

Within health care, the fund favored biotechnology stocks, which declined sharply as negative product news surfaced and the Food and Drug Administration became more cautious. Disappointments included Telik and Advancis Pharmaceutical. Telik, which has a new lung cancer drug, fell sharply when a competitor introduced a new standard of care. Advancis tumbled when a partner withdrew in the midst of clinical trials for a new drug delivery technology. By contrast, LCA-Vision delivered a strong return. The company benefited from strong demand for its laser vision correction and eye surgery services, solid market share gains and expansion into new markets. We believed the stock had reached full valuation and sold the fund's stake.

STOCK SELECTION WEIGHED ON CONSUMER DISCRETIONARY AND INDUSTRIAL RETURNS

Within the consumer discretionary sector, investors grew impatient with retailers such as Sharper Image and Cost Plus. Sharper Image (no longer in the portfolio) failed to revitalize a tired product line, while Cost Plus suffered from pricing pressures in the home furnishings business. Despite very strong gains from Jarden, Gaylord Entertainment and Marvel Enterprises, these losses kept returns behind the sector average. Jarden is a consumer products conglomerate with a skilled management team whose prospects rose with the recent acquisition of Sunbeam. Gaylord benefited from growing demand for its hotels and convention centers, while Marvel--which owns the rights to over 4,500 comic book characters--rallied following strong holiday sales for Spiderman-related products. In the industrial sector, moving company Sirva declined sharply amid concerns over accounting irregularities and weak performance in its European subsidiary.

1 (C)2005, Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

[SIDEBAR]

SECTORS AS OF 03/31/05 (%)

  INFORMATION TECHNOLOGY              25.7
------------------------------------------
  HEALTH CARE                         19.3
------------------------------------------
  CONSUMER DISCRETIONARY              15.5
------------------------------------------
  INDUSTRIALS                         13.2
------------------------------------------
  FINANCIALS                           9.7
------------------------------------------
  INVESTMENT COMPANIES                 8.6
------------------------------------------
  ENERGY                               6.4
------------------------------------------
  MATERIALS                            1.6

Sector breakdown is calculated as a percentage of total investments excluding short-term investments.

TOP 10 HOLDINGS AS OF 03/31/05 (%)

  ISHARES RUSSELL 2000 GROWTH
    INDEX FUND                         4.7
------------------------------------------
  ISHARES RUSSELL 2000
    INDEX FUND                         3.6
------------------------------------------
  JARDEN                               1.9
------------------------------------------
  DRS TECHNOLOGIES                     1.5
------------------------------------------
  SCIENTIFIC GAMES                     1.2
------------------------------------------
  DIGITAS                              1.1
------------------------------------------
  GAYLORD ENTERTAINMENT                1.1
------------------------------------------
  MEDICAL ACTION INDUSTRIES            1.0
------------------------------------------
  PINNACLE ENTERTAINMENT               1.0
------------------------------------------
  JEFFERIES GROUP                      1.0

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 03/31/05 (%)

  TELIK                                0.9
------------------------------------------
  ADVANCIS PHARMACEUTICALS             0.3
------------------------------------------
  COST PLUS                            1.0
------------------------------------------
  JARDEN                               1.9
------------------------------------------
  GAYLORD ENTERTAINMENT                1.1
------------------------------------------
  MARVEL ENTERPRISES                   0.9
------------------------------------------
  SIRVA                                0.2
------------------------------------------
  ITRON                                0.5
------------------------------------------
  IXYS                                 0.8
------------------------------------------
  PALMSOURCE                           0.4

Your fund is actively managed and the composition of its portfolio will change over time. Holdings are calculated as a percentage of net assets.

________________________________________________________________________________
                                              COLUMBIA SMALL COMPANY EQUITY FUND

TECHNOLOGY STOCKS WERE THE BIGGEST DRIVERS OF THE FUND'S GAINS

The fund's best returns came from the technology sector, where the focus was on companies with innovative products. F5 Networks, a software networking company, rallied nicely as its products gained recognition. Retek, which makes software that helps retailers with merchandise projections, benefited from a buyout offer. In addition, Activision, a videogame manufacturer, posted sharp gains, following strong holiday sales. We locked in profits and sold all three stocks. Other top performers included Itron and IXYS, both of which benefited from improved prospects. Itron provides technology enabling utility companies to read meters wirelessly, while IXYS is a power semiconductor company that has recently diversified into higher growth areas. Among the few tech disappointments was PalmSource, which plummeted after failing to acquire new customers for its smart phone operating systems.

SMALL-CAP STOCKS STILL HAVE POTENTIAL FOR FURTHER APPRECIATION

Despite the market's recent challenges, we remain optimistic about the prospects for small-cap stocks in a growing economy. Although the valuation gap between small- and large-cap stocks has closed, we believe earnings growth expectations for small-company stocks remain significantly higher than those for larger companies. Small-cap growth valuations are also more attractive than those of small-cap value stocks.

                                Paul Berlinguet has managed Columbia Small
                                Company Equity Fund since November 2003 and has been with the advisor since October 2003.

                                /s/ Paul Berlinguet

                                Steven Lilly has co-managed the fund since May 2004 and has been with the advisor or its predecessors or affiliate organizations since July 1995.

                                /s/ Steven Lilly

                                Thomas Lettenberger has co-managed the fund since May 2004 and has been with the advisor or its predecessors or affiliate organizations since August 2000.

                                /s/ Thomas Lettenberger

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

FINANCIAL STATEMENTS____________________________________________________________
MARCH 31, 2005 (UNAUDITED)                                 COLUMBIA EQUITY FUNDS



                                          A GUIDE TO UNDERSTANDING YOUR FUND'S FINANCIAL STATEMENTS
                                          --------------------------------------------------------------------------
                    INVESTMENT PORTFOLIO  The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

                                          --------------------------------------------------------------------------
     STATEMENT OF ASSETS AND LIABILITIES  This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

                                          --------------------------------------------------------------------------
                 STATEMENT OF OPERATIONS  This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

                                          --------------------------------------------------------------------------
      STATEMENT OF CHANGES IN NET ASSETS  This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. The Statement of Changes in
                                          Net Assets also details changes in the number of shares outstanding.

                                          --------------------------------------------------------------------------
           NOTES TO FINANCIAL STATEMENTS  These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

                                          --------------------------------------------------------------------------
                    FINANCIAL HIGHLIGHTS  The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).


                       This page intentionally left blank.

INVESTMENT PORTFOLIO ___________________________________________________________
MARCH 31, 2005 (UNAUDITED)                        COLUMBIA ASSET ALLOCATION FUND

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

COMMON STOCKS - 64.1%

CONSUMER DISCRETIONARY - 9.1%

   AUTO COMPONENTS - 0.2%
      Autoliv, Inc.                              3,110         148,191
      BorgWarner, Inc.                           1,320          64,258
      Continental AG                             4,500         349,076
      Denso Corp.                                8,700         216,678
      Johnson Controls, Inc.                     1,100          61,336
      Modine Manufacturing Co.                     320           9,386
      Standard Motor Products, Inc.                750           8,775
      Visteon Corp.                                  1               6
                                                         -------------
                                 Auto Components Total         857,706

   AUTOMOBILES - 0.3%
      Nissan Motor Co., Ltd.                    17,900         183,500
      Renault SA                                 5,332         476,319
      Toyota Motor Corp.                        16,000         595,495
                                                         -------------
                                     Automobiles Total       1,255,314

   DISTRIBUTORS - 0.0%
      Building Material Holding Corp.              430          19,126
                                                         -------------
                                    Distributors Total          19,126

   HOTELS, RESTAURANTS & LEISURE - 2.0%
      Applebee's International, Inc.             3,660         100,870
      Bally Total Fitness Holding Corp. (a)      1,280           4,454
      Bob Evans Farms, Inc.                        410           9,614
      Brinker International, Inc. (a)            4,130         149,589
      Buca, Inc. (a)                             1,730          10,863
      Carnival Corp.                            27,860       1,443,427
      Cheesecake Factory, Inc. (a)               4,325         153,321
      Darden Restaurants, Inc.                   2,600          79,768
      Dave & Buster's, Inc. (a)                    860          16,082
      Gaylord Entertainment Co. (a)              2,200          88,880
      Harrah's Entertainment, Inc.               7,054         455,547
      Hilton Hotels Corp.                       47,320       1,057,602
      Landry's Restaurants, Inc.                   710          20,533
      Lone Star Steakhouse & Saloon                950          27,460
      Marcus Corp.                                 890          18,245
      Marriott International, Inc., Class A     27,660       1,849,348
      McDonald's Corp.                          51,000       1,588,140
      Pinnacle Entertainment, Inc. (a)           4,800          80,160
      Scientific Games Corp., Class A (a)        5,390         123,161
      Starwood Hotels & Resorts
        Worldwide, Inc.                          7,800         468,234
      Total Entertainment Restaurant Corp. (a)     200           2,278
      Vail Resorts, Inc. (a)                       280           7,070
      Wendy's International, Inc.                3,070         119,853
                                                         -------------
                   Hotels, Restaurants & Leisure Total       7,874,499

   HOUSEHOLD DURABLES - 0.5%
      American Greetings Corp., Class A            700          17,836
      Centex Corp.                                 560          32,071
      CSS Industries, Inc.                         450          16,447
      D.R. Horton, Inc.                          1,906          55,731

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

      Daiwa House Industry Co., Ltd.            13,000         149,396
      Harman International Industries, Inc.      1,370         121,190
      Kimball International, Inc., Class B         960          13,920
      Koninklijke (Royal) Philips
        Electronics NV                          16,590         457,082
      Matsushita Electric Industrial Co., Ltd.  23,000         338,977
      Pioneer Corp.                              7,800         140,350
      Russ Berrie & Co., Inc.                      300           5,745
      Sekisui Chemical Co., Ltd.                19,000         138,063
      Sharp Corp.                               13,000         196,689
      Sony Corp.                                 2,400          95,593
      Tempur-Pedic International, Inc. (a)      21,040         392,606
                                                         -------------
                              Household Durables Total       2,171,696

   INTERNET & CATALOG RETAIL - 0.3%
      eBay, Inc. (a)                            27,250       1,015,335
                                                         -------------
                       Internet & Catalog Retail Total       1,015,335

   LEISURE EQUIPMENT & PRODUCTS - 0.2%
      Action Performance Companies, Inc.           980          12,966
      Fuji Photo Film Co., Ltd.                  9,000         329,089
      Marvel Enterprises, Inc. (a)              10,160         203,200
      Mattel, Inc.                               2,100          44,835
                                                         -------------
                    Leisure Equipment & Products Total         590,090

   MEDIA - 1.9%
      4Kids Entertainment, Inc. (a)                840          18,572
      Clear Channel Communications, Inc.         6,790         234,051
      Comcast Corp., Class A (a)                13,218         446,504
      Cumulus Media, Inc., Class A (a)           5,200          74,100
      Grupo Televisa SA, ADR                       790          46,452
      JC Decaux SA (a)                           5,574         152,200
      Journal Communications, Inc.,
        Class A                                    570           9,434
      Knight-Ridder, Inc.                          500          33,625
      Lamar Advertising Co., Class A (a)         1,360          54,794
      Liberty Corp.                                410          16,626
      Lin TV Corp., Class A (a)                  3,900          66,027
      Lions Gate Entertainment Corp. (a)         4,200          46,410
      McGraw-Hill Companies, Inc.               12,651       1,103,800
      Media General, Inc., Class A                 240          14,844
      Mediaset S.p.A.                           10,400         149,674
      New York Times Co., Class A                1,200          43,896
      News Corp., Class A                       25,710         435,013
      News Corp., Class B                       14,800         260,628
      Omnicom Group                              7,200         637,344
      Pearson PLC                               35,520         432,525
      Radio One, Inc., Class D (a)               4,000          59,000
      Sinclair Broadcast Group, Inc.,
        Class A                                  8,600          69,058
      Time Warner, Inc. (a)                     56,272         987,574
      TiVo, Inc. (a)                             6,300          32,571
      Viacom, Inc., Class A                     10,716         375,489
      Vivendi Universal SA                       6,200         189,952
      XM Satellite Radio Holdings, Inc.,
        Class A (a)                             57,225       1,802,587
                                                         -------------
                                           Media Total       7,792,750

28 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
MARCH 31, 2005 (UNAUDITED)                        COLUMBIA ASSET ALLOCATION FUND

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

CONSUMER DISCRETIONARY - (CONTINUED)

   MULTILINE RETAIL - 0.8%
      Dollar General Corp.                       2,900          63,539
      Federated Department Stores, Inc.         16,088       1,023,840
      Fred's, Inc.                               2,900          49,793
      J.C. Penney Co., Inc.                     13,369         694,119
      May Department Stores Co.                  1,600          59,232
      Nordstrom, Inc.                           25,010       1,385,054
      ShopKo Stores, Inc. (a)                      640          14,221
                                                         -------------
                                Multiline Retail Total       3,289,798

   SPECIALTY RETAIL - 2.3%
      Abercrombie & Fitch Co., Class A           1,040          59,530
      Best Buy Co., Inc.                        21,140       1,141,771
      Bombay Co., Inc. (a)                       9,900          52,470
      Borders Group, Inc.                        3,700          98,494
      Chico's FAS, Inc. (a)                     48,220       1,362,697
      Cost Plus, Inc. (a)                        2,600          69,888
      Design Within Reach, Inc. (a)              3,400          53,499
      GameStop Corp., Class A (a)                1,030          22,825
      Goody's Family Clothing, Inc.              1,230          11,107
      Home Depot, Inc.                          61,361       2,346,445
      Jarden Corp. (a)                           3,300         151,404
      Limited Brands                            21,444         521,089
      Lowe's Companies, Inc.                    12,435         709,914
      Monro Muffler, Inc. (a)                      940          24,261
      Movie Gallery, Inc.                          300           8,604
      Office Depot, Inc. (a)                    23,518         521,629
      OfficeMax, Inc.                            1,600          53,600
      Pacific Sunwear of California, Inc. (a)    2,300          64,354
      Party City Corp. (a)                       2,600          38,064
      PETCO Animal Supplies, Inc. (a)            1,430          52,638
      PETsMART, Inc.                             3,250          93,438
      Pier 1 Imports, Inc.                         700          12,761
      Sherwin-Williams Co.                       7,342         322,975
      Staples, Inc.                             39,340       1,236,456
      TBC Corp. (a)                                260           7,244
      TJX Companies, Inc.                        3,500          86,205
      Urban Outfitters, Inc. (a)                 4,330         207,710
                                                         -------------
                                Specialty Retail Total       9,331,072

   TEXTILES, APPAREL & LUXURY GOODS - 0.6%
      Ashworth, Inc. (a)                         5,000          56,950
      Burberry Group PLC                        26,000         201,005
      Carter's, Inc. (a)                         1,500          59,625
      Coach, Inc. (a)                           20,490       1,160,349
      Culp, Inc. (a)                               310           1,829
      Delta Apparel, Inc.                          270           7,992
      Hampshire Group Ltd. (a)                     500          19,975
      Jos. A. Bank Clothiers, Inc. (a)           1,800          52,740
      Kellwood Co.                                 640          18,425
      NIKE, Inc., Class B                       10,370         863,925
      Reebok International Ltd.                  1,000          44,300
      Russell Corp.                                700          12,656

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

      Stride Rite Corp.                            880          11,704
      Tandy Brands Accessories, Inc.               450           6,736
                                                         -------------
                Textiles, Apparel & Luxury Goods Total       2,518,211
                                                         -------------
                          CONSUMER DISCRETIONARY TOTAL      36,715,597

CONSUMER STAPLES - 5.9%

   BEVERAGES - 1.0%
      Diageo PLC                                31,100         438,004
      Pepsi Bottling Group, Inc.                 2,800          77,980
      PepsiCo, Inc.                             61,594       3,266,330
      SABMiller PLC                             19,440         304,066
                                                         -------------
                                       Beverages Total       4,086,380

   FOOD & STAPLES RETAILING - 0.3%
      BJ's Wholesale Club, Inc. (a)                380          11,803
      ITO-YOKADO CO., Ltd.                       6,000         239,541
      Kroger Co. (a)                             3,500          56,105
      Wal-Mart Stores, Inc.                     17,110         857,382
      Whole Foods Market, Inc.                     660          67,406
                                                         -------------
                        Food & Staples Retailing Total       1,232,237

   FOOD PRODUCTS - 1.2%
      Bunge Ltd.                                 1,420          76,510
      Central Garden & Pet Co. (a)                 200           8,772
      ConAgra Foods, Inc.                       15,400         416,108
      Corn Products International, Inc.          7,860         204,281
      Dean Foods Co. (a)                         2,500          85,750
      Hershey Foods Corp.                       20,941       1,266,093
      Hormel Foods Corp.                         1,400          43,554
      John B. Sanfilippo & Son, Inc. (a)           390           9,586
      Kraft Foods, Inc., Class A                35,628       1,177,505
      M&F Worldwide Corp. (a)                      740           9,872
      Nestle SA, Registered Shares               3,066         838,745
      Omega Protein Corp. (a)                      990           6,752
      Royal Numico NV (a)                        3,700         151,401
      Unilever PLC                              36,210         357,527
                                                         -------------
                                   Food Products Total       4,652,456

   HOUSEHOLD PRODUCTS - 1.4%
      Clorox Co.                                15,506         976,723
      Kao Corp.                                  9,000         206,940
      Kimberly-Clark Corp.                      18,785       1,234,738
      Procter & Gamble Co.                      43,947       2,329,191
      Reckitt Benckiser PLC                     22,183         704,409
                                                         -------------
                              Household Products Total       5,452,001

   PERSONAL PRODUCTS - 1.0%
      Alberto-Culver Co.                        11,265         539,143
      Avon Products, Inc.                       37,700       1,618,838
      Gillette Co.                              40,875       2,063,370
                                                         -------------
                               Personal Products Total       4,221,351

   TOBACCO - 1.0%
      Altria Group, Inc.                        46,656       3,050,836
      Imperial Tobacco Group PLC                14,197         372,287

                            See Accompanying Notes to Financial Statements. | 29

________________________________________________________________________________
MARCH 31, 2005 (UNAUDITED)                        COLUMBIA ASSET ALLOCATION FUND

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

CONSUMER STAPLES - (CONTINUED)

   TOBACCO - (CONTINUED)
      Japan Tobacco, Inc.                           23         255,305
      UST, Inc.                                 10,660         551,122
                                                         -------------
                                         Tobacco Total       4,229,550
                                                         -------------
                                CONSUMER STAPLES TOTAL      23,873,975

ENERGY - 5.1%

   ENERGY EQUIPMENT & SERVICES - 1.0%
      Baker Hughes, Inc.                         1,610          71,629
      BJ Services Co.                            2,390         123,993
      Dawson Geophysical Co. (a)                 2,000          48,400
      Diamond Offshore Drilling                  1,380          68,862
      FMC Technologies, Inc. (a)                 1,780          59,060
      Gulf Island Fabrication, Inc.                340           7,976
      Halliburton Co.                           16,169         699,309
      Lufkin Industries, Inc.                      570          27,525
      Maverick Tube Corp. (a)                    1,600          52,016
      Nabors Industries Ltd. (a)                 2,830         167,366
      National-Oilwell Varco, Inc. (a)          17,980         839,666
      Noble Corp.                                1,600          89,936
      Patterson-UTI Energy, Inc.                 2,770          69,306
      Saipem S.p.A.                             11,700         148,359
      Schlumberger Ltd.                          6,324         445,716
      Smith International, Inc.                  7,510         471,102
      Stolt Offshore SA (a)                     17,600         135,684
      Technip SA, ADR                            1,000          41,690
      Transocean, Inc. (a)                       1,800          92,628
      Unit Corp. (a)                             1,600          72,272
      Universal Compression Holdings, Inc. (a)     500          18,935
      Weatherford International Ltd. (a)         3,470         201,052
      Willbros Group, Inc. (a)                   1,520          30,704
                                                         -------------
                     Energy Equipment & Services Total       3,983,186

   OIL & GAS - 4.1%
      Amerada Hess Corp.                         1,600         153,936
      BG Group PLC                              38,152         296,212
      Bill Barrett Corp. (a)                       170           4,915
      BP PLC, ADR                               44,902       2,801,885
      Brigham Exploration Co. (a)                1,090          10,061
      Carrizo Oil & Gas, Inc. (a)                1,570          26,674
      ChevronTexaco Corp.                       13,497         787,010
      Cimarex Energy Co. (a)                       350          13,650
      ConocoPhillips                            23,669       2,552,465
      Edge Petroleum Corp. (a)                   3,000          49,680
      EnCana Corp.                              10,600         748,550
      Energy Partners Ltd. (a)                   2,040          52,979
      ENI S.p.A.                                27,713         719,703
      EOG Resources, Inc.                       18,850         918,749
      Exxon Mobil Corp.                         65,275       3,890,390
      Harvest Natural Resources, Inc. (a)        1,240          14,744
      InterOil Corp. (a)                         1,560          54,538
      Magnum Hunter Resources, Inc. (a)          1,040          16,754

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

      Marathon Oil Corp.                        11,577         543,193
      Mission Resources Corp. (a)                7,900          55,932
      Murphy Oil Corp.                           1,180         116,501
      Norsk Hydro ASA                            3,800         313,322
      OMV AG                                       500         158,892
      Pioneer Drilling Co. (a)                   3,900          53,703
      Range Resources Corp.                      2,810          65,642
      Royal Dutch Petroleum Co., N.Y.
        Registered Shares                        7,225         433,789
      Shell Transport & Trading Co., PLC        51,400         460,931
      Spinnaker Exploration Co. (a)              1,300          46,189
      Stone Energy Corp. (a)                       500          24,285
      Teekay Shipping Corp.                      1,050          47,197
      Total SA                                   3,340         781,651
      Ultra Petroleum Corp. (a)                  1,440          73,152
      Western Gas Resources, Inc.                2,720          93,704
      Whiting Petroleum Corp. (a)                  380          15,496
      Williams Companies, Inc.                   3,100          58,311
      XTO Energy, Inc.                           7,440         244,329
                                                         -------------
                                       Oil & Gas Total      16,699,114
                                                         -------------
                                          ENERGY TOTAL      20,682,300

FINANCIALS - 12.1%

   CAPITAL MARKETS - 1.9%
      A.G. Edwards, Inc.                         5,102         228,570
      Affiliated Managers Group, Inc. (a)          600          37,218
      Bank of New York Co., Inc.                37,192       1,080,428
      Bear Stearns Companies, Inc.                 900          89,910
      Credit Suisse Group                        4,500         193,166
      Deutsche Bank AG, Registered Shares        5,783         498,988
      E*TRADE Financial Corp. (a)               11,470         137,640
      Franklin Resources, Inc.                   6,311         433,250
      Goldman Sachs Group, Inc.                 20,334       2,236,537
      Janus Capital Group, Inc.                 33,689         469,962
      Jefferies Group, Inc.                      2,000          75,360
      LaBranche & Co., Inc. (a)                    820           7,626
      Legg Mason, Inc.                           1,400         109,396
      Lehman Brothers Holdings, Inc.               900          84,744
      Merrill Lynch & Co., Inc.                 20,512       1,160,979
      Morgan Stanley                             8,413         481,644
      Nomura Holdings, Inc.                     15,000         209,878
      optionsXpress Holdings, Inc. (a)             700          11,333
                                                         -------------
                                 Capital Markets Total       7,546,629

   COMMERCIAL BANKS - 4.1%
      ABN AMRO Holding NV                       10,944         271,586
      Anglo Irish Bank Corp., PLC               10,000         250,234
      Australia & New Zealand Banking
        Group Ltd.                               8,800         140,347
      BancFirst Corp.                               80           5,522
      Banco Bilbao Vizcaya Argentaria SA        17,100         278,468
      Banco de Sabadell SA                       7,484         187,275
      Banco Popolare di Verona E Novara         15,600         291,055
      Banco Popular Espanol SA                   3,770         243,911
      BancorpSouth, Inc.                           660          13,622
      BancTrust Financial Group, Inc.              450           9,108
      Bank of Granite Corp.                        640          11,834

30 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
MARCH 31, 2005 (UNAUDITED)                        COLUMBIA ASSET ALLOCATION FUND

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

FINANCIALS - (CONTINUED)

   COMMERCIAL BANKS - (CONTINUED)
      Bank of Ireland                           14,753         232,979
      Bank of Yokohama Ltd.                     16,000          97,607
      Barclays PLC                              55,920         571,141
      BNP Paribas SA                             8,119         575,283
      Boston Private Financial Holdings, Inc.    2,400          57,000
      Bryn Mawr Bank Corp.                         780          15,928
      Capitol Bancorp Ltd.                         670          20,267
      Chemical Financial Corp.                     660          21,453
      Chittenden Corp.                             900          23,463
      City National Corp.                          900          62,838
      Columbia Banking System, Inc.                500          11,875
      Community Trust Bancorp, Inc.                430          12,388
      Corus Bankshares, Inc.                       590          28,137
      Cullen/Frost Bankers, Inc.                   900          40,635
      DBS Group Holdings Ltd.                   27,000         243,685
      DNB NOR ASA                               32,000         326,659
      East-West Bancorp, Inc.                    2,600          95,992
      First Citizens BancShares, Inc., Class A     100          14,638
      First Financial Bankshares, Inc.             320          14,282
      First Financial Corp.                        460          13,593
      Greater Bay Bancorp                          510          12,449
      Hancock Holding Co.                          300           9,750
      HBOS PLC                                  12,200         190,017
      HSBC Holdings PLC                         45,700         722,139
      ITLA Capital Corp. (a)                       310          15,488
      KBC Groupe SA                              1,388         117,065
      Main Street Banks, Inc.                      700          18,536
      Marshall & Ilsley Corp.                    7,708         321,809
      MASSBANK Corp.                               220           8,327
      Mercantile Bank Corp.                      1,545          63,160
      Merchants Bancshares, Inc.                   510          13,668
      Mid-State Bancshares                         910          24,206
      Mitsubishi Tokyo Financial Group, Inc.        19         164,824
      Mizuho Financial Group, Inc.                  79         373,611
      National Bank of Greece SA                11,505         389,925
      National City Corp.                       12,863         430,910
      North Fork Bancorporation, Inc.           14,679         407,195
      Northrim BanCorp, Inc.                       470          11,750
      PNC Financial Services Group, Inc.         7,796         401,338
      Prosperity Bancshares, Inc.                2,800          74,172
      Resona Holdings, Inc. (a)                 45,000          90,248
      Riggs National Corp.                         520           9,927
      Royal Bank of Scotland Group PLC          22,687         721,271
      Skandinaviska Enskilda Banken AB,
        Class A                                 10,800         204,670
      Sterling Bancshares, Inc.                  1,520          21,584
      Sumitomo Mitsui Financial Group, Inc.         41         277,655
      Suncorp-Metway Ltd.                        8,100         121,728
      TCF Financial Corp.                        3,260          88,509
      TD Banknorth, Inc. (a)                     1,323          41,331
      Toronto-Dominion Bank                        634          26,216
      TriCo Bancshares                           1,290          27,025
      U.S. Bancorp                              60,539       1,744,734
      UMB Financial Corp.                          410          23,337

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

      UniCredito Italiano S.p.A.                37,100         217,902
      UnionBanCal Corp.                          1,000          61,250
      United Overseas Bank Ltd.                 36,000         314,011
      Wachovia Corp.                            33,478       1,704,365
      Wells Fargo & Co.                         45,563       2,724,667
      Whitney Holding Corp.                        460          20,475
      Wintrust Financial Corp.                     280          13,185
      Zions Bancorporation                       1,780         122,856
                                                         -------------
                                Commercial Banks Total      16,530,090

   CONSUMER FINANCE - 0.3%
      Cash America International, Inc.           1,200          26,316
      Credit Saison Co., Ltd.                    6,200         223,236
      First Marblehead Corp. (a)                 1,065          61,269
      MBNA Corp.                                42,602       1,045,879
                                                         -------------
                                Consumer Finance Total       1,356,700

   DIVERSIFIED FINANCIAL SERVICES - 2.0%
      ACE Cash Express, Inc. (a)                 1,900          43,225
      Advance America Cash Advance
        Centers, Inc.                              560           8,669
      Ameritrade Holding Corp. (a)               5,910          60,341
      Chicago Mercantile Exchange                  230          44,627
      CIT Group, Inc.                            1,600          60,800
      Citigroup, Inc.                          111,551       5,013,102
      Fortis                                     4,980         141,921
      Greenhill & Co., Inc.                      2,200          78,760
      ING Groep NV                              11,720         354,056
      JPMorgan Chase & Co.                      50,003       1,730,104
      Metris Companies, Inc. (a)                 1,940          22,485
      MFC Bancorp Ltd.                           1,560          31,122
      MTC Technologies, Inc. (a)                 2,600          84,500
      National Financial Partners Corp.          1,300          51,740
      ORIX Corp.                                   900         114,761
      QC Holdings, Inc. (a)                        530           7,966
      Takefuji Corp.                             1,700         114,491
                                                         -------------
                  Diversified Financial Services Total       7,962,670

   INSURANCE - 2.8%
      Ace Ltd.                                   1,000          41,270
      Aegon NV                                  36,691         495,221
      Allianz AG, Registered Shares              1,554         197,353
      Allstate Corp.                             8,780         474,647
      Ambac Financial Group, Inc.               11,260         841,685
      American International Group, Inc.        43,645       2,418,369
      AmerUs Group Co.                             260          12,285
      Axa                                       12,400         330,387
      Baldwin & Lyons, Inc., Class B               450          11,673
      Chubb Corp.                                6,450         511,291
      Cincinnati Financial Corp.                   865          37,723
      CNA Surety Corp. (a)                       1,000          13,600
      Commerce Group, Inc.                         180          11,156
      Delphi Financial Group, Inc., Class A        570          24,510
      Endurance Specialty Holdings Ltd.          1,900          71,896
      Fuji Fire & Marine Insurance Co. Ltd.     27,000          92,934

                            See Accompanying Notes to Financial Statements. | 31

________________________________________________________________________________
MARCH 31, 2005 (UNAUDITED)                        COLUMBIA ASSET ALLOCATION FUND

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

FINANCIALS - (CONTINUED)

   INSURANCE - (CONTINUED)
      Genworth Financial, Inc., Class A          1,600          44,032
      Harleysville Group, Inc.                     780          15,491
      Hartford Financial Services Group, Inc.   12,652         867,421
      Horace Mann Educators Corp.                  760          13,482
      Infinity Property & Casualty Corp.         3,000          93,780
      Irish Life & Permanent PLC                 7,785         138,283
      Kansas City Life Insurance Co.                70           3,413
      Lincoln National Corp.                    25,485       1,150,393
      Loews Corp.                                  800          58,832
      Mitsui Sumitomo Insurance Co., Ltd.       28,000         256,742
      Nationwide Financial Services, Inc.,
        Class A                                  1,400          50,260
      Navigators Group, Inc. (a)                   710          23,533
      Old Republic International Corp.           2,550          59,390
      Philadelphia Consolidated
        Holding Co. (a)                            900          69,777
      Phoenix Companies, Inc.                    1,620          20,704
      ProCentury Corp.                           1,190          12,483
      Prudential Financial, Inc.                10,140         582,036
      QBE Insurance Group Ltd.                  10,000         115,167
      Quanta Capital Holdings Ltd. (a)           1,320          10,560
      Riunione Adriatica di Sicurta S.p.A.       9,043         212,803
      RLI Corp.                                    470          19,482
      Sampo Oyj, Class A                         9,900         143,761
      UICI                                         260           6,305
      United America Indemnity Ltd.,
        Class A (a)                                880          16,579
      Willis Group Holdings Ltd.                12,533         462,092
      XL Capital Ltd., Class A                  12,679         917,579
      Zurich Financial Services AG (a)           1,148         201,434
                                                         -------------
                                       Insurance Total      11,151,814

   REAL ESTATE - 0.7%
      Alexandria Real Estate Equities, Inc., REIT  320          20,602
      American Financial Realty Trust, REIT        790          11,558
      Archstone-Smith Trust, REIT               17,896         610,433
      AvalonBay Communities, Inc., REIT          7,436         497,394
      BioMed Realty Trust, Inc., REIT            1,080          22,248
      Boykin Lodging Co., REIT (a)               1,290          12,294
      Brandywine Realty Trust, REIT                510          14,484
      City Developments Ltd.                    23,000          89,860
      EastGroup Properties, Inc., REIT             590          22,243
      Equity Office Properties Trust, REIT       2,100          63,273
      Equity One, Inc., REIT                       760          15,648
      First Potomac Realty Trust, REIT             680          15,538
      Getty Realty Corp., REIT                     510          13,030
      Gladstone Commercial Corp., REIT             610          10,028
      Host Marriott Corp., REIT                  5,500          91,080
      HouseValues, Inc. (a)                      4,600          57,868
      Kimco Realty Corp., REIT                  10,561         569,238
      Mid-America Apartment Communities,
        Inc., REIT                                 590          21,535

                                               SHARES       VALUE ($)
----------------------------------------------------------------------

      Monmouth, REIT                               750           6,331
      Nationwide Health Properties,
        Inc., REIT                               1,010          20,412
      PS Business Parks, Inc., REIT                670          27,001
      St. Joe Co.                                1,100          74,030
      Sun Hung Kai Properties Ltd.              21,000         190,497
      Swire Pacific Ltd., Class A               33,500         265,230
      Tanger Factory Outlet Centers,
        Inc., REIT                                 700          15,400
      U-Store-It Trust, REIT                       460           8,004
      Universal Health Realty Income
        Trust, REIT                                340           9,605
      Urstadt Biddle Properties, Inc.,
        Class A, REIT                              750          11,437
      Wharf Holdings Ltd.                       37,000         116,939
                                                         -------------
                                     Real Estate Total       2,903,240

   THRIFTS & MORTGAGE FINANCE - 0.3%
      Commercial Capital Bancorp, Inc.           2,800          56,980
      Countrywide Financial Corp.               12,516         406,269
      Freddie Mac                                7,025         443,980
      Golden West Financial Corp.                2,400         145,200
      PMI Group, Inc.                            2,700         102,627
      Sovereign Bancorp, Inc.                    4,700         104,152
      Webster Financial Corp.                    1,800          81,738
                                                         -------------
                      Thrifts & Mortgage Finance Total       1,340,946
                                                         -------------
                                      FINANCIALS TOTAL      48,792,089

HEALTH CARE - 9.1%

   BIOTECHNOLOGY - 0.7%
      Amgen, Inc. (a)                           21,940       1,277,127
      Amylin Pharmaceuticals, Inc. (a)           8,874         155,206
      Cell Therapeutics, Inc. (a)                4,000          14,360
      Cytogen Corp. (a)                          4,600          26,634
      Enzo Biochem, Inc. (a)                     3,000          43,260
      Exact Sciences Corp. (a)                   4,700          16,779
      Genentech, Inc. (a)                        8,500         481,185
      Genzyme Corp. (a)                          2,680         153,403
      Gilead Sciences, Inc. (a)                  8,090         289,622
      NeoPharm, Inc. (a)                         6,410          49,806
      Neurocrine Biosciences, Inc. (a)           2,100          79,926
      Protein Design Labs, Inc. (a)              3,200          51,168
      QLT, Inc. (a)                              5,400          69,444
      Telik, Inc. (a)                            4,700          70,876
                                                         -------------
                                   Biotechnology Total       2,778,796

   HEALTH CARE EQUIPMENT & SUPPLIES - 2.2%
      Alcon, Inc.                               11,480       1,025,049
      Bausch & Lomb, Inc.                        3,127         229,209
      Beckman Coulter, Inc.                      1,220          81,069
      Biomet, Inc.                               2,170          78,771
      Cardiac Science, Inc. (a)                 11,800          13,570
      Conceptus, Inc. (a)                        4,400          34,320
      Cooper Companies, Inc.                    13,747       1,002,156
      DENTSPLY International, Inc.                 600          32,646
      Fisher Scientific International, Inc. (a)    980          55,782

32 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
MARCH 31, 2005 (UNAUDITED)                        COLUMBIA ASSET ALLOCATION FUND

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

HEALTH CARE - (CONTINUED)

   HEALTH CARE EQUIPMENT & SUPPLIES - (CONTINUED)
      Gen-Probe, Inc. (a)                        1,820          81,099
      GN Store Nord A/S                         12,500         143,576
      Integra LifeSciences Holdings Corp. (a)    2,300          81,006
      Kinetic Concepts, Inc. (a)                21,300       1,270,545
      Medical Action Industries, Inc. (a)        4,200          79,380
      Millipore Corp. (a)                          800          34,720
      Palomar Medical Technologies, Inc. (a)     1,500          40,455
      ResMed, Inc. (a)                             560          31,584
      Shamir Optical Industry Ltd. (a)           1,300          20,085
      Smith & Nephew PLC                        24,580         230,863
      SonoSite, Inc. (a)                         2,600          67,548
      St. Jude Medical, Inc. (a)                17,210         619,560
      STERIS Corp. (a)                             700          17,675
      Syneron Medical Ltd. (a)                   1,100          35,046
      Synthes, Inc.                              1,200         133,417
      Terumo Corp.                               3,600         108,465
      Thermo Electron Corp. (a)                 39,420         996,932
      Varian Medical Systems, Inc. (a)          51,740       1,773,647
      Varian, Inc. (a)                           1,000          37,890
      Zimmer Holdings, Inc. (a)                  8,080         628,705
                                                         -------------
                Health Care Equipment & Supplies Total       8,984,770

   HEALTH CARE PROVIDERS & SERVICES - 1.5%
      Accredo Health, Inc. (a)                   1,660          73,721
      Advisory Board Co. (a)                     2,200          96,140
      Aetna, Inc.                               12,160         911,392
      America Service Group, Inc. (a)            2,288          50,633
      American Retirement Corp. (a)              3,900          56,706
      BioScrip, Inc. (a)                         1,154           6,956
      Capital Senior Living Corp. (a)              350           1,964
      Caremark Rx, Inc. (a)                     18,350         729,963
      Cerner Corp. (a)                           1,100          57,761
      CIGNA Corp.                                5,200         464,360
      Community Health Systems, Inc. (a)         3,700         129,167
      Cross Country Healthcare, Inc. (a)           740          12,402
      DaVita, Inc. (a)                           4,080         170,748
      Genesis HealthCare Corp. (a)                 400          17,156
      Gentiva Health Services, Inc. (a)          1,010          16,342
      HCA, Inc.                                  1,200          64,284
      Hooper Holmes, Inc.                        1,940           7,411
      Hythiam, Inc. (a)                          3,400          29,036
      Isolagen, Inc. (a)                         4,700          29,563
      Kindred Healthcare, Inc. (a)                 850          29,835
      Laboratory Corp. of America
        Holdings (a)                             1,000          48,200
      LifePoint Hospitals, Inc. (a)              1,600          70,144
      Medco Health Solutions, Inc. (a)           1,500          74,355
      OCA, Inc. (a)                              1,500           6,375
      PAREXEL International Corp. (a)              940          22,090
      Pediatrix Medical Group, Inc. (a)            370          25,378
      Res-Care, Inc. (a)                           460           5,755
      Stewart Enterprises, Inc., Class A         2,400          14,760
      Symbion, Inc.                                660          14,104
      U.S. Physical Therapy, Inc. (a)            1,900          26,562

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

      United Surgical Partners International,
        Inc. (a)                                   340          15,562
      UnitedHealth Group, Inc.                  16,240       1,548,971
      WellPoint, Inc. (a)                       10,340       1,296,119
                                                         -------------
                Health Care Providers & Services Total       6,123,915

   PHARMACEUTICALS - 4.7%
      Abbott Laboratories                       41,850       1,951,047
      Advancis Pharmaceutical Corp. (a)          6,300          23,310
      AstraZeneca PLC                           13,900         547,404
      BioSante Pharmaceuticals, Inc. (a)         3,700          14,800
      Bone Care International, Inc. (a)          2,600          67,444
      Bradley Pharmaceuticals, Inc. (a)            720           6,883
      Bristol-Myers Squibb Co.                  16,594         422,483
      Caraco Pharmaceutical Laboratories
        Ltd. (a)                                 1,600          13,088
      DepoMed, Inc. (a)                         10,900          42,946
      DOV Pharmaceutical, Inc. (a)               4,500          61,560
      Eisai Co. Ltd.                             4,000         135,815
      Endo Pharmaceuticals Holdings,
        Inc. (a)                                 3,570          80,503
      GlaxoSmithKline PLC                       37,030         847,996
      GlaxoSmithKline PLC, ADR                   9,068         416,403
      IVAX Corp. (a)                            24,500         484,365
      Johnson & Johnson                         70,829       4,756,876
      Medicis Pharmaceutical Corp., Class A      4,910         147,202
      Merck & Co., Inc.                         19,777         640,181
      Nektar Therapeutics (a)                    8,010         111,659
      Neurochem, Inc. (a)                        2,700          32,157
      Novartis AG, ADR                          38,011       1,778,155
      Novartis AG, Registered Shares             9,830         458,528
      Noven Pharmaceuticals, Inc. (a)            3,200          54,272
      Perrigo Co.                                  940          18,001
      Pfizer, Inc.                             100,086       2,629,259
      Renovis, Inc. (a)                          4,500          36,315
      Roche Holding AG                           1,700         182,186
      Salix Pharmaceuticals Ltd. (a)             4,000          65,960
      Sanofi-Aventis                             5,650         476,524
      Schering AG                                1,400          92,864
      Shire Pharmaceuticals Group PLC           16,100         183,739
      Shire Pharmaceuticals Group PLC, ADR       2,600          89,128
      Takeda Pharmaceutical Co., Ltd.            6,200         295,527
      Taro Pharmaceuticals Industries Ltd. (a)   1,600          50,496
      Teva Pharmaceutical Industries
        Ltd., ADR                               56,420       1,749,020
                                                         -------------
                                 Pharmaceuticals Total      18,964,096
                                                         -------------
                                     HEALTH CARE TOTAL      36,851,577

INDUSTRIALS - 7.8%

   AEROSPACE & DEFENSE - 1.0%
      AAR Corp. (a)                              1,070          14,552
      DRS Technologies, Inc. (a)                 2,500         106,250
      Esterline Technologies Corp. (a)             740          25,567
      General Dynamics Corp.                    10,364       1,109,466
      Goodrich Corp.                             2,300          88,067
      Herley Industries, Inc. (a)                  540           9,239
      Honeywell International, Inc.             11,780         438,334

                            See Accompanying Notes to Financial Statements. | 33

________________________________________________________________________________
MARCH 31, 2005 (UNAUDITED)                        COLUMBIA ASSET ALLOCATION FUND

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

INDUSTRIALS - (CONTINUED)

   AEROSPACE & DEFENSE - (CONTINUED)
      Kaman Corp., Class A                         910          11,330
      L-3 Communications Holdings, Inc.          1,970         139,909
      Ladish Co., Inc. (a)                       1,140          13,452
      Northrop Grumman Corp.                     1,200          64,776
      Precision Castparts Corp.                    440          33,884
      Singapore Technologies
        Engineering Ltd.                        98,000         151,966
      United Defense Industries, Inc.            2,010         147,574
      United Technologies Corp.                 16,890       1,717,037
                                                         -------------
                             Aerospace & Defense Total       4,071,403

   AIR FREIGHT & LOGISTICS - 0.1%
      C.H. Robinson Worldwide, Inc.              2,310         119,034
      EGL, Inc. (a)                              2,800          63,840
      Expeditors International of
        Washington, Inc.                         1,270          68,008
      HUB Group, Inc., Class A (a)                 550          34,469
      Ryder System, Inc.                           340          14,178
      UTI Worldwide, Inc.                        1,200          83,340
                                                         -------------
                         Air Freight & Logistics Total         382,869

   AIRLINES - 0.0%
      MAIR Holdings, Inc. (a)                      590           5,263
      Skywest, Inc.                                800          14,872
                                                         -------------
                                        Airlines Total          20,135

   BUILDING PRODUCTS - 0.5%
      American Standard Companies, Inc.         31,940       1,484,571
      Masco Corp.                                3,750         130,013
      NCI Building Systems, Inc. (a)               580          22,388
      Nippon Sheet Glass Co., Ltd.              32,000         135,516
      Wienerberger AG                            6,657         303,039
                                                         -------------
                               Building Products Total       2,075,527

   COMMERCIAL SERVICES & SUPPLIES - 1.0%
      ABM Industries, Inc.                         800          15,384
      Angelica Corp.                               420          11,760
      Avery Dennison Corp.                       1,100          68,123
      Brink's Co.                                3,200         110,720
      Casella Waste Systems, Inc., Class A (a)   1,690          22,359
      Cendant Corp.                             22,165         455,269
      Century Business Services, Inc. (a)        1,030           4,223
      ChoicePoint, Inc. (a)                      3,670         147,204
      Consolidated Graphics, Inc. (a)              750          39,450
      Corporate Executive Board Co.              4,530         289,693
      Danka Business Systems PLC, ADR (a)        1,130           1,808
      Educate, Inc. (a)                          4,700          65,189
      Education Management Corp. (a)             2,000          55,900
      Electro Rent Corp. (a)                       330           4,429
      Healthcare Services Group, Inc.              960          23,280
      Imagistics International, Inc. (a)           830          28,992

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

      Intersections, Inc. (a)                    3,300          48,015
      Laureate Education, Inc. (a)               1,700          72,743
      Manpower, Inc.                             5,750         250,240
      MDC Partners, Inc., Class A (a)            5,100          48,501
      Navigant Consulting, Inc. (a)              2,600          70,798
      NCO Group, Inc. (a)                        2,810          54,936
      Randstad Holding NV                       11,400         507,568
      Republic Services, Inc.                    7,967         266,735
      Robert Half International, Inc.            4,870         131,295
      Sourcecorp, Inc. (a)                         510          10,271
      TeleTech Holdings, Inc. (a)                1,250          16,150
      Waste Management, Inc.                    34,510         995,613
                                                         -------------
                  Commercial Services & Supplies Total       3,816,648

   CONSTRUCTION & ENGINEERING - 0.3%
      Comfort Systems USA, Inc. (a)              1,710          13,253
      Dycom Industries, Inc. (a)                   750          17,242
      EMCOR Group, Inc. (a)                        250          11,705
      Fluor Corp.                                  800          44,344
      Jacobs Engineering Group, Inc. (a)         3,300         171,336
      MasTec, Inc. (a)                             270           2,217
      Obayashi Corp.                            23,000         141,812
      Shimizu Corp.                             63,000         322,625
      Vinci SA                                   3,510         506,059
      Washington Group International, Inc. (a)     480          21,595
                                                         -------------
                      Construction & Engineering Total       1,252,188

   ELECTRICAL EQUIPMENT - 0.4%
      Acuity Brands, Inc.                        1,600          43,200
      AMETEK, Inc.                               1,600          64,400
      C&D Technologies, Inc.                       740           7,437
      Genlyte Group, Inc. (a)                      280          25,191
      Hubbell, Inc., Class B                       800          40,880
      Mitsubishi Electric Corp.                 43,000         222,611
      Plug Power, Inc. (a)                       8,900          58,740
      Powell Industries, Inc. (a)                  340           6,297
      Rockwell Automation, Inc.                 19,630       1,111,843
      Woodward Governor Co.                        280          20,076
                                                         -------------
                            Electrical Equipment Total       1,600,675

   INDUSTRIAL CONGLOMERATES - 2.8%
      Carlisle Companies, Inc.                   1,200          83,724
      General Electric Co.                     179,280       6,464,837
      Hutchison Whampoa Ltd.                    31,000         263,323
      SembCorp Industries Ltd.                  85,000          99,885
      Siemens AG, Registered Shares              2,187         173,111
      Smiths Group PLC                          19,333         310,787
      Textron, Inc.                             18,025       1,345,025
      Tyco International Ltd.                   73,390       2,480,582
                                                         -------------
                        Industrial Conglomerates Total      11,221,274

   MACHINERY - 1.3%
      Agco Corp. (a)                             2,300          41,975
      Alamo Group, Inc.                            360           8,906
      Atlas Copco AB, Class B                   13,700         599,662
      Briggs & Stratton Corp.                      530          19,297
      Cuno, Inc. (a)                             1,500          77,085

34 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
MARCH 31, 2005 (UNAUDITED)                        COLUMBIA ASSET ALLOCATION FUND

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

INDUSTRIALS - (CONTINUED)

   MACHINERY - (CONTINUED)
      Deere & Co.                                9,436         633,439
      Donaldson Co., Inc.                          880          28,406
      Dover Corp.                                1,200          45,348
      Eaton Corp. (a)                           10,445         683,103
      EnPro Industries, Inc. (a)                   810          22,275
      Harsco Corp.                                 570          33,978
      Ingersoll-Rand Co., Ltd., Class A         14,110       1,123,862
      ITT Industries, Inc.                       6,300         568,512
      Joy Global, Inc.                           3,650         127,969
      Kadant, Inc. (a)                             920          17,066
      Kennametal, Inc.                           1,000          47,490
      Komatsu Ltd.                              35,000         263,141
      Navistar International Corp. (a)           2,200          80,080
      Parker Hannifin Corp.                        900          54,828
      RAE Systems, Inc. (a)                      3,800          11,666
      Robbins & Myers, Inc.                        690          15,187
      Tecumseh Products Co., Class A               340          13,467
      Terex Corp.                                3,850         166,705
      Volvo AB, Class B                          7,600         335,884
      Wabash National Corp.                      2,800          68,320
                                                         -------------
                                       Machinery Total       5,087,651

   MARINE - 0.0%
      Kawasaki Kisen Kaisha Ltd.                25,000         172,567
                                                         -------------
                                          Marine Total         172,567

   ROAD & RAIL - 0.3%
      Burlington Northern Santa Fe Corp.         1,900         102,467
      Canadian National Railway Co.              6,290         396,976
      Canadian Pacific Railway Ltd.              5,400         195,288
      ComfortDelGro Corp., Ltd.                183,000         185,117
      Covenant Transport, Inc., Class A (a)        580          10,208
      Dollar Thrifty Automotive Group,
        Inc. (a)                                   500          16,390
      East Japan Railway Co.                        37         198,797
      Genesee & Wyoming, Inc., Class A (a)       2,701          69,983
      Heartland Express, Inc.                    3,150          60,322
      Landstar System, Inc. (a)                  1,720          56,330
      Sirva, Inc. (a)                            2,800          19,908
      U.S. Xpress Enterprises, Inc., Class A (a)   340           5,559
      Werner Enterprises, Inc.                     850          16,516
                                                         -------------
                                     Road & Rail Total       1,333,861

   TRADING COMPANIES & DISTRIBUTORS - 0.1%
      Aceto Corp.                                4,350          32,277
      Alliance Data Systems Corp. (a)            1,600          64,640
      Hughes Supply, Inc.                          800          23,800
      Mitsubishi Corp.                          22,000         285,043
      United Rentals, Inc. (a)                   2,100          42,441
      Watsco, Inc.                                 890          37,469
                                                         -------------
                Trading Companies & Distributors Total         485,670
                                                         -------------
                                     INDUSTRIALS TOTAL      31,520,468

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

INFORMATION TECHNOLOGY - 9.1%

   COMMUNICATIONS EQUIPMENT - 1.6%
      Anaren, Inc. (a)                           1,020          12,373
      Andrew Corp. (a)                           7,700          90,167
      Audiovox Corp., Class A (a)                2,700          34,398
      Avocent Corp. (a)                          1,910          49,011
      Belden CDT, Inc.                             490          10,883
      Black Box Corp.                              310          11,597
      Cisco Systems, Inc. (a)                  110,605       1,978,723
      Comverse Technology, Inc. (a)              6,610         166,704
      Finisar Corp. (a)                         13,400          16,750
      Foundry Networks, Inc. (a)                 5,400          53,460
      Harris Corp.                               3,020          98,603
      Inter-Tel, Inc.                            2,045          50,102
      Juniper Networks, Inc. (a)                 4,030          88,902
      NICE Systems Ltd., ADR (a)                 2,200          70,884
      NMS Communications Corp. (a)               6,100          26,169
      Nokia Oyj                                 19,000         294,628
      Nokia Oyj, ADR                            94,562       1,459,092
      Polycom, Inc. (a)                          3,250          55,087
      QUALCOMM, Inc.                            33,460       1,226,309
      Tandberg ASA                              27,400         286,182
      Telefonaktiebolaget LM Ericsson,
        ADR (a)                                  6,300         177,660
      Tellabs, Inc. (a)                         19,310         140,963
      Tollgrade Communications, Inc. (a)           830           5,727
                                                         -------------
                        Communications Equipment Total       6,404,374

   COMPUTERS & PERIPHERALS - 1.8%
      ActivCard Corp. (a)                        1,240           7,874
      Advanced Digital Information Corp. (a)       230           1,886
      Apple Computer, Inc. (a)                   4,140         172,514
      Applied Films Corp. (a)                    2,600          60,112
      Dell, Inc. (a)                            46,285       1,778,270
      Electronics for Imaging, Inc. (a)            270           4,817
      EMC Corp. (a)                             35,450         436,744
      Hypercom Corp. (a)                         1,490           7,048
      Imation Corp.                                140           4,865
      Intergraph Corp. (a)                         300           8,643
      International Business Machines Corp.     33,266       3,039,847
      Lexmark International, Inc., Class A (a)  10,828         865,915
      Network Appliance, Inc. (a)                7,400         204,684
      PalmSource, Inc. (a)                       3,900          35,256
      Pinnacle Systems, Inc. (a)                 6,300          35,217
      SanDisk Corp. (a)                          4,540         126,212
      SimpleTech, Inc. (a)                      11,000          43,340
      Toshiba Corp.                             51,000         213,124
                                                         -------------
                         Computers & Peripherals Total       7,046,368

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.3%
      Agilent Technologies, Inc. (a)             2,300          51,060
      Agilysys, Inc.                               630          12,386
      Amphenol Corp., Class A                    2,300          85,192
      Anixter International, Inc. (a)            1,910          69,047
      Arrow Electronics, Inc. (a)                2,700          68,445
      AVX Corp.                                  4,000          49,000
      Benchmark Electronics, Inc. (a)              410          13,050

                            See Accompanying Notes to Financial Statements. | 35

________________________________________________________________________________
MARCH 31, 2005 (UNAUDITED)                        COLUMBIA ASSET ALLOCATION FUND

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

INFORMATION TECHNOLOGY - (CONTINUED)

   ELECTRONIC EQUIPMENT & INSTRUMENTS - (CONTINUED)
      Brightpoint, Inc. (a)                      1,180          22,102
      Checkpoint Systems, Inc. (a)                 780          13,166
      Dolby Laboratories, Inc., Class A (a)        700          16,450
      Flextronics International Ltd. (a)         3,300          39,732
      FLIR Systems, Inc. (a)                     1,100          33,330
      Global Imaging Systems, Inc. (a)           2,300          81,558
      HOYA Corp.                                 1,200         132,083
      Identix, Inc. (a)                          1,540           7,777
      Ingram Micro, Inc., Class A (a)            1,300          21,671
      Itron, Inc. (a)                            2,700          80,028
      Littelfuse, Inc. (a)                       2,000          57,300
      Mettler-Toledo International, Inc. (a)       800          38,000
      MTS Systems Corp.                            570          16,547
      NU Horizons Electronics Corp. (a)          1,310           9,367
      OSI Systems, Inc. (a)                        510           8,930
      Photon Dynamics, Inc. (a)                  2,000          38,120
      Planar Systems, Inc. (a)                     610           5,502
      TDK Corp.                                  2,000         136,934
      Vishay Intertechnology, Inc. (a)             840          10,441
                                                         -------------
              Electronic Equipment & Instruments Total       1,117,218

   INTERNET SOFTWARE & SERVICES - 0.4%
      Ask Jeeves, Inc. (a)                       3,120          87,610
      Check Point Software Technologies
        Ltd. (a)                                 8,290         180,225
      Corillian Corp. (a)                       13,300          46,284
      Digital River, Inc. (a)                    1,600          49,856
      Digitas, Inc. (a)                          8,250          83,325
      Equinix, Inc. (a)                          1,400          59,276
      Keynote Systems, Inc. (a)                    990          11,751
      NIWS Co., Ltd.                                84         125,759
      Stellent, Inc. (a)                           650           5,466
      TeleCommunication Systems, Inc.,
        Class A (a)                              9,400          25,098
      VeriSign, Inc. (a)                         2,240          64,288
      Yahoo!, Inc. (a)                          30,980       1,050,222
                                                         -------------
                    Internet Software & Services Total       1,789,160

   IT SERVICES - 0.6%
      Accenture Ltd., Class A (a)               41,383         999,399
      Acxiom Corp.                                 750          15,697
      Affiliated Computer Services, Inc.,
        Class A (a)                              1,400          74,536
      Automatic Data Processing, Inc.           18,887         848,971
      Cognizant Technology Solutions
        Corp., Class A (a)                      10,130         468,006
      Computer Horizons Corp. (a)                   50             183
      DST Systems, Inc. (a)                        800          36,944
      Inforte Corp. (a)                            990           5,346
      Lightbridge, Inc. (a)                      1,230           7,442
      MAXIMUS, Inc.                              1,860          62,291
      MPS Group, Inc. (a)                        2,810          29,533
                                                         -------------
                                     IT Services Total       2,548,348

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

   OFFICE ELECTRONICS - 0.3%
      Canon, Inc.                                6,300         337,904
      Xerox Corp. (a)                           42,466         643,360
      Zebra Technologies Corp., Class A (a)        895          42,503
                                                         -------------
                              Office Electronics Total       1,023,767

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.1%
      Advanced Micro Devices, Inc. (a)          16,330         263,240
      Altera Corp. (a)                          44,310         876,452
      ASML Holding N.V., N.Y. Registered
        Shares (a)                              31,550         529,093
      Broadcom Corp., Class A (a)                5,730         171,442
      Brooks Automation, Inc. (a)                5,200          78,936
      Cypress Semiconductor Corp. (a)            4,900          61,740
      DSP Group, Inc. (a)                        1,600          41,216
      Entegris, Inc. (a)                         8,600          85,054
      Exar Corp. (a)                               970          12,998
      FEI Co. (a)                                2,900          67,135
      Integrated Circuit Systems, Inc. (a)       1,600          30,592
      Intel Corp.                               88,690       2,060,269
      IXYS Corp. (a)                             7,600          86,944
      KLA-Tencor Corp.                           2,130          98,001
      Leadis Technology, Inc. (a)                3,700          22,126
      Linear Technology Corp.                    8,410         322,187
      Marvell Technology Group Ltd. (a)         12,490         478,867
      Mykrolis Corp. (a)                         4,300          61,490
      National Semiconductor Corp.              30,310         624,689
      NVIDIA Corp. (a)                           4,290         101,930
      Pericom Semiconductor Corp. (a)              800           6,856
      Samsung Electronics Co., Ltd.,
        Registered Shares, GDR                   2,076         513,810
      Silicon Image, Inc. (a)                    3,700          37,222
      Silicon Laboratories, Inc. (a)             4,670         138,746
      Silicon Storage Technology, Inc. (a)       7,800          29,016
      Standard Microsystems Corp. (a)              410           7,118
      Taiwan Semiconductor Manufacturing
        Co., Ltd., ADR                          51,630         437,822
      Teradyne, Inc. (a)                        30,940         451,724
      Texas Instruments, Inc.                   27,970         712,955
      Ultratech, Inc. (a)                        3,800          55,480
      Zoran Corp. (a)                            5,100          52,785
                                                         -------------
        Semiconductors & Semiconductor Equipment Total       8,517,935

   SOFTWARE - 2.0%
      Amdocs Ltd. (a)                           18,950         538,180
      Autodesk, Inc. (a)                         9,300         276,768
      BMC Software, Inc. (a)                     5,560          83,400
      Business Objects SA, ADR (a)               2,220          59,696
      Captaris, Inc. (a)                         1,990           8,059
      Captiva Software Corp. (a)                 5,400          58,482
      Citrix Systems, Inc. (a)                   6,380         151,972
      Epicor Software Corp. (a)                  4,700          61,570
      FileNET Corp. (a)                          2,000          45,560
      Hyperion Solutions Corp. (a)               2,460         108,511
      Internet Security Systems, Inc. (a)          730          13,359
      Lawson Software, Inc. (a)                    990           5,841

36 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
MARCH 31, 2005 (UNAUDITED)                        COLUMBIA ASSET ALLOCATION FUND

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

INFORMATION TECHNOLOGY - (CONTINUED)

   SOFTWARE - (CONTINUED)
      Magma Design Automation, Inc. (a)          3,900          46,293
      Manhattan Associates, Inc. (a)             3,100          63,147
      Mercury Interactive Corp. (a)              4,860         230,267
      Micromuse, Inc. (a)                       14,700          66,591
      Microsoft Corp.                          185,711       4,490,429
      MSC.Software Corp. (a)                     1,270          14,135
      OpenTV Corp., Class A (a)                 12,100          34,364
      Oracle Corp. (a)                          27,905         348,254
      PLATO Learning, Inc. (a)                   1,610          12,558
      Sage Group PLC                            66,200         251,520
      ScanSoft, Inc. (a)                         8,300          30,876
      SeaChange International, Inc. (a)          4,200          54,390
      Shanda Interactive Entertainment
        Ltd., ADS (a)                            2,860          86,372
      Sybase, Inc. (a)                             610          11,261
      Symantec Corp. (a)                        33,270         709,649
      TIBCO Software, Inc. (a)                   7,530          56,098
      Transaction Systems Architects, Inc.,
        Class A (a)                                950          21,992
      VERITAS Software Corp. (a)                 5,540         128,639
      Verity, Inc. (a)                           3,300          31,185
                                                         -------------
                                        Software Total       8,099,418
                                                         -------------
                          INFORMATION TECHNOLOGY TOTAL      36,546,588

MATERIALS - 2.3%

   CHEMICALS - 1.3%
      Agrium, Inc.                               3,500          63,875
      Air Products & Chemicals, Inc.            22,035       1,394,595
      Airgas, Inc.                               1,960          46,824
      BASF AG                                    3,400         241,088
      Celanese Corp., Series A (a)               2,300          41,377
      Cytec Industries, Inc.                       380          20,615
      Eastman Chemical Co.                       1,600          94,400
      Engelhard Corp.                            1,900          57,057
      H.B. Fuller Co.                              670          19,430
      International Flavors & Fragrances, Inc.   1,900          75,050
      Landec Corp. (a)                           7,200          52,416
      Lesco, Inc. (a)                               60             870
      Lubrizol Corp.                             2,100          85,344
      Lyondell Chemical Co.                      4,300         120,056
      Minerals Technologies, Inc.                  290          19,076
      Nalco Holding Co. (a)                      2,900          54,607
      Novozymes A/S, Class B                     2,850         139,869
      Potash Corp. of Saskatchewan, Inc.         4,520         395,545
      PPG Industries, Inc.                       6,177         441,779
      Rohm and Haas Co.                          1,800          86,400
      Schulman (A.), Inc.                          900          15,678
      Sensient Technologies Corp.                  580          12,505

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

      Shin-Etsu Chemical Co., Ltd.               8,200         310,545
      Solvay SA, Class A                         1,100         131,140
      Stepan Co.                                   480          11,285
      Sumitomo Chemical Co., Ltd.               90,000         444,942
      Syngenta AG (a)                            4,356         454,808
      Teijin Ltd.                               29,000         123,894
      UAP Holding Corp. (a)                      5,100          82,110
                                                         -------------
                                       Chemicals Total       5,037,180

   CONSTRUCTION MATERIALS - 0.1%
      Cemex SA de CV, ADR, Certificate
        of Participation                        13,300         482,125
      Eagle Materials, Inc.                        370          29,948
      Martin Marietta Materials, Inc.            1,200          67,104
                                                         -------------
                          Construction Materials Total         579,177

   CONTAINERS & PACKAGING - 0.1%
      AptarGroup, Inc.                             330          17,153
      Bemis Co., Inc.                            1,900          59,128
      Crown Holdings, Inc. (a)                   3,900          60,684
      Greif, Inc., Class A                         570          39,718
      Packaging Corp. of America                 3,600          87,444
      Pactiv Corp. (a)                           2,300          53,705
                                                         -------------
                          Containers & Packaging Total         317,832

   METALS & MINING - 0.2%
      Allegheny Technologies, Inc.               4,930         118,862
      Alpha Natural Resources, Inc. (a)            340           9,748
      AMCOL International Corp.                  2,420          45,399
      Blue Earth Refineries, Inc.                4,800              --
      Carpenter Technology Corp.                   400          23,764
      Coeur d'Alene Mines Corp.                  3,070          11,267
      CONSOL Energy, Inc.                        1,060          49,841
      Freeport-McMoRan Copper & Gold,
        Inc., Class B                            2,530         100,213
      Inco Ltd. (a)                              3,840         152,832
      Massey Energy Co.                          1,320          52,853
      Metal Management, Inc.                       560          14,381
      Peabody Energy Corp.                       3,440         159,478
      Phelps Dodge Corp.                           650          66,125
      RTI International Metals, Inc. (a)         1,010          23,634
      Steel Technologies, Inc.                     410           9,836
                                                         -------------
                                 Metals & Mining Total         838,233

   PAPER & FOREST PRODUCTS - 0.6%
      Georgia-Pacific Corp.                      2,900         102,921
      MeadWestvaco Corp.                        39,241       1,248,649
      Mercer International, Inc. (a)             1,730          15,829
      P.H. Glatfelter Co.                        1,220          17,995
      Stora Enso Oyj, Class R                    7,900         110,929
      UPM-Kymmene Oyj                           12,850         284,897
      Weyerhaeuser Co.                          11,730         803,505
                                                         -------------
                         Paper & Forest Products Total       2,584,725
                                                         -------------
                                       MATERIALS TOTAL       9,357,147

                            See Accompanying Notes to Financial Statements. | 37

________________________________________________________________________________
MARCH 31, 2005 (UNAUDITED)                        COLUMBIA ASSET ALLOCATION FUND

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

TELECOMMUNICATION SERVICES - 1.8%

   DIVERSIFIED TELECOMMUNICATION SERVICES - 1.4%
      Belgacom SA                                7,700         318,471
      BellSouth Corp.                           26,499         696,659
      Deutsche Telekom AG, Registered Shares    11,253         224,687
      France Telecom SA                          8,900         266,558
      Nippon Telegraph & Telephone Corp.            32         139,993
      North Pittsburgh Systems, Inc.               600          11,859
      Portugal Telecom, SGPS, SA                14,100         165,263
      Qwest Communications
        International, Inc. (a)                      1               4
      Royal Koninklijke KPN NV                  20,184         180,570
      SBC Communications, Inc.                  76,802       1,819,439
      Singapore Telecommunications Ltd.         94,000         146,902
      Verizon Communications, Inc.              41,385       1,469,168
                                                         -------------
          Diversified Telecommunication Services Total       5,439,573

   WIRELESS TELECOMMUNICATION SERVICES - 0.4%
      American Tower Corp., Class A (a)          5,510         100,447
      Crown Castle International Corp. (a)       6,550         105,193
      Millicom International Cellular SA (a)     4,475          90,708
      Mobile TeleSystems, ADR                    1,850          65,102
      NTT DoCoMo, Inc.                              83         139,359
      Price Communications Corp. (a)               770          13,475
      SpectraSite, Inc.                          1,510          87,535
      Telephone & Data Systems, Inc.             1,800         146,880
      VimpelCom, ADR (a)                         1,440          49,565
      Vodafone Group PLC                       338,200         897,075
                                                         -------------
             Wireless Telecommunication Services Total       1,695,339
                                                         -------------
                      TELECOMMUNICATION SERVICES TOTAL       7,134,912

UTILITIES - 1.8%

   ELECTRIC UTILITIES - 1.5%
      ALLETE, Inc.                                 350          14,647
      American Electric Power Co., Inc.         12,869         438,318
      Central Vermont Public Service Corp.         840          18,883
      CH Energy Group, Inc.                        570          26,049
      E.ON AG                                    2,879         247,072
      Edison International                       2,100          72,912
      El Paso Electric Co. (a)                     960          18,240
      Enel S.p.A.                               39,804         380,866
      Entergy Corp.                             14,021         990,724
      Exelon Corp.                              18,697         858,005
      Fortum Oyj                                17,400         338,851
      FPL Group, Inc. (a)                       11,704         469,916
      Maine & Maritimes Corp.                      190           4,798
      MGE Energy, Inc.                             330          10,939
      Otter Tail Corp.                             480          12,019
      PG&E Corp.                                17,258         588,498
      PPL Corp.                                    900          48,591
      Puget Energy, Inc.                           820          18,073
      Tokyo Electric Power Co., Inc.            12,000         291,031
      TXU Corp.                                 17,769       1,414,945
                                                         -------------
                              Electric Utilities Total       6,263,377

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

   GAS UTILITIES - 0.1%
      Cascade Natural Gas Corp.                    360           7,186
      Northwest Natural Gas Co.                    270           9,766
      Tokyo Gas Co., Ltd.                       54,000         217,602
      WGL Holdings, Inc.                           290           8,978
                                                         -------------
                                   Gas Utilities Total         243,532

   MULTI-UTILITIES & UNREGULATED POWER - 0.2%
      Constellation Energy Group                 2,400         124,080
      Energy East Corp.                          2,300          60,306
      National Grid Transco PLC                 25,700         237,865
      Veolia Environnement                      11,700         415,041
                                                         -------------
             Multi-Utilities & Unregulated Power Total         837,292
                                                         -------------
                                       UTILITIES TOTAL       7,344,201

                                   TOTAL COMMON STOCKS
                                (cost of $219,204,987)     258,818,854

                                             PAR ($)
----------------------------------------------------------------------

MORTGAGE-BACKED SECURITIES - 10.5%

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 0.3%
      Federal National Mortgage Association
        5.000% 12/25/15                      1,200,000       1,204,780
                                                         -------------
                       AGENCY COLLATERALIZED MORTGAGE
                                     OBLIGATIONS TOTAL       1,204,780
                                                         -------------

MORTGAGE-BACKED OBLIGATIONS - 10.2%
      Federal Home Loan Mortgage Corp.
        5.000% 09/01/34                      1,959,036       1,918,032
        5.500% 09/01/34                      2,137,368       2,144,344
        6.500% 02/01/11-07/01/31             1,276,202       1,330,924
        7.000% 07/01/28-08/01/31               521,400         549,657
        7.500% 07/01/15-01/01/30               174,848         186,742
        8.000% 09/01/15                         73,487          77,589
      Federal National Mortgage Association
        4.500% 05/01/34                        984,947         935,179
        5.000% 12/25/15-08/01/33            10,186,868      10,128,733
        5.500% 05/01/16-10/01/33            10,461,889      10,524,649
        6.000% 01/01/09-06/01/14               374,039         386,070
        6.120% 10/01/08                      2,303,240       2,269,879
        6.500% 03/01/11-10/01/31             1,144,499       1,190,483
        7.000% 03/01/15-07/01/32               693,412         731,066
        7.500% 06/01/15-08/01/31               330,900         350,605
        8.000% 12/01/29-07/01/31               189,169         203,670
        TBA:
        5.000% 12/01/35                      2,500,000       2,443,750
        6.000% 12/01/35                      2,500,000       2,554,688
      Government National Mortgage Association
        6.000% 04/15/13-01/15/29               705,369         726,831
        6.500% 05/15/13-07/15/31             1,369,487       1,434,036
        7.000% 11/15/13-06/15/31               687,156         726,548
        7.500% 06/15/23-09/15/29               243,053         260,914
        8.000% 07/15/25                         35,086          37,853
        8.500% 12/15/30                          8,566           9,322
        9.000% 12/15/17                         60,383          65,749
                                                         -------------
                     MORTGAGE-BACKED OBLIGATIONS TOTAL      41,187,313

38 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
MARCH 31, 2005 (UNAUDITED)                        COLUMBIA ASSET ALLOCATION FUND

                                             PAR ($)       VALUE ($)
----------------------------------------------------------------------

MORTGAGE-BACKED SECURITIES - (CONTINUED)

                      TOTAL MORTGAGE-BACKED SECURITIES
                                 (cost of $41,527,522)      42,392,093

CORPORATE FIXED-INCOME BONDS & NOTES - 12.0%

BASIC MATERIALS - 0.5%

   CHEMICALS - 0.2%
      Airgas, Inc.
        6.250% 07/15/14                          5,000           5,000
        9.125% 10/01/11                        250,000         271,875
      EquiStar Chemicals LP
        10.125% 09/01/08                        25,000          27,500
        10.625% 05/01/11                        85,000          95,838
      Ethyl Corp.
        8.875% 05/01/10                         55,000          58,850
      MacDermid, Inc.
        9.125% 07/15/11                        130,000         140,887
      Nalco Co.
        7.750% 11/15/11                        115,000         120,175
      PQ Corp.
        7.500% 02/15/13 (b)                     10,000          10,000
                                                         -------------
                                       Chemicals Total         730,125

   FOREST PRODUCTS & PAPER - 0.3%
      Boise Cascade LLC
        7.125% 10/15/14 (b)                    155,000         157,713
      Westvaco Corp.
        8.200% 01/15/30                        645,000         802,754
                                                         -------------
                         Forest Products & Paper Total         960,467

   IRON/STEEL - 0.0%
      Russel Metals, Inc.
        6.375% 03/01/14                        130,000         126,750
                                                         -------------
                                      Iron/Steel Total         126,750
                                                         -------------
                                 BASIC MATERIALS TOTAL       1,817,342

COMMUNICATIONS - 1.4%

   ADVERTISING - 0.1%
      Lamar Media Corp.
        7.250% 01/01/13                        300,000         313,875
      R.H. Donnelley Finance Corp.
        10.875% 12/15/12 (b)                   225,000         258,750
                                                         -------------
                                     Advertising Total         572,625

   MEDIA - 0.7%
      Comcast Corp.
        7.050% 03/15/33                        500,000         559,270

                                             PAR ($)       VALUE ($)
----------------------------------------------------------------------

      Dex Media West LLC/Dex Media
        Finance Co.
        5.875% 11/15/11 (b)                    210,000         201,600
      DirecTV Holdings LLC/DirecTV
        Financing Co.
        8.375% 03/15/13 (b)                    275,000         296,312
      EchoStar DBS Corp.
        5.750% 10/01/08                        260,000         256,750
        6.625% 10/01/14 (b)                     90,000          86,850
      Emmis Operating Co.
        6.875% 05/15/12                         85,000          82,875
      Gannett Co., Inc.
        5.500% 04/01/07                      1,000,000       1,025,000
      LIN Television Corp.
        6.500% 05/15/13                        175,000         170,625
      Rogers Cable, Inc.
        6.250% 06/15/13                        225,000         220,500
        7.875% 05/01/12                         35,000          37,013
                                                         -------------
                                           Media Total       2,936,795

   TELECOMMUNICATIONS - 0.6%
      Nextel Communications, Inc.
        7.375% 08/01/15                        250,000         263,750
        5.950% 03/15/14                         20,000          19,900
      Rogers Wireless, Inc.
        8.000% 12/15/12                        190,000         195,225
        7.500% 03/15/15                        110,000         113,300
      Sprint Capital Corp.
        6.125% 11/15/08                        825,000         863,956
      Verizon Global Funding Corp.
        7.750% 12/01/30                        700,000         841,904
                                                         -------------
                              Telecommunications Total       2,298,035
                                                         -------------
                                  COMMUNICATIONS TOTAL       5,807,455

CONSUMER CYCLICAL - 1.2%

   AIRLINES - 0.4%
      Continental Airlines, Inc.
        7.461% 04/01/15                        810,018         753,317
      United Air Lines, Inc.
        7.032% 10/01/10 (c)                    588,021         543,919
        9.200% 03/22/08 (d)                  1,014,042         466,459
                                                         -------------
                                        Airlines Total       1,763,695

   ENTERTAINMENT - 0.1%
      Cinemark USA, Inc.
        9.000% 02/01/13                        100,000         108,500
      Speedway Motorsports, Inc.
        6.750% 06/01/13                        162,000         164,025
      Warner Music Group
        7.375% 04/15/14                        125,000         129,688
                                                         -------------
                                   Entertainment Total         402,213

                            See Accompanying Notes to Financial Statements. | 39

________________________________________________________________________________
MARCH 31, 2005 (UNAUDITED)                        COLUMBIA ASSET ALLOCATION FUND

                                             PAR ($)       VALUE ($)
----------------------------------------------------------------------

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

CONSUMER CYCLICAL - (CONTINUED)

   HOME BUILDERS - 0.1%
      KB Home
        8.625% 12/15/08                        225,000         245,813
      Toll Corp.
        8.250% 12/01/11                        365,000         391,462
                                                         -------------
                                   Home Builders Total         637,275

   LEISURE TIME - 0.1%
      K2, Inc.
        7.375% 07/01/14                         75,000          77,625
      Leslie's Poolmart
        7.750% 02/01/13 (b)                     80,000          80,800
      Royal Caribbean Cruises Ltd.
        6.750% 03/15/08                         80,000          83,300
        6.875% 12/01/13                        100,000         105,000
        8.750% 02/02/11                         80,000          90,900
                                                         -------------
                                    Leisure Time Total         437,625

   LODGING - 0.3%
      Kerzner International, Ltd.
        8.875% 08/15/11                         55,000          59,125
      MGM Mirage, Inc.
        6.000% 10/01/09                        105,000         103,950
        9.750% 06/01/07                         50,000          53,875
      Park Place Entertainment Corp.
        7.875% 03/15/10                         40,000          43,500
        8.875% 09/15/08                         35,000          38,500
        9.375% 02/15/07                         35,000          37,362
      Starwood Hotels & Resorts Worldwide, Inc.
        7.875% 05/01/12                        150,000         165,375
      Station Casinos, Inc.
        6.500% 02/01/14                        345,000         341,550
      Wynn Las Vegas LLC
        6.625% 12/01/14 (b)                    175,000         166,250
                                                         -------------
                                         Lodging Total       1,009,487
   RETAIL - 0.2%
      AutoNation, Inc.
        9.000% 08/01/08                        115,000         126,500
      Couche-Tard
        7.500% 12/15/13                        155,000         162,362
      Domino's, Inc.
        8.250% 07/01/11                        115,000         120,175
      Group 1 Automotive, Inc.
        8.250% 08/15/13                         90,000          90,900
      Suburban Propane Partners
        6.875% 12/15/13                        145,000         142,644
                                                         -------------
                                          Retail Total         642,581
                                                         -------------
                               CONSUMER CYCLICAL TOTAL       4,892,876

                                             PAR ($)       VALUE ($)
----------------------------------------------------------------------

CONSUMER NON-CYCLICAL - 1.0%

   BEVERAGES - 0.2%
      Constellation Brands, Inc.
        8.125% 01/15/12                        300,000         319,500
      Cott Beverages, Inc.
        8.000% 12/15/11                        300,000         317,250
                                                         -------------
                                       Beverages Total         636,750
   COMMERCIAL SERVICES - 0.1%
      Corrections Corp. of America
        6.250% 03/15/13 (b)                     50,000          47,250
        7.500% 05/01/11                        175,000         176,750
      Iron Mountain, Inc.
        7.750% 01/15/15                         10,000           9,875
        8.625% 04/01/13                        235,000         237,350
      United Rentals, Inc.
        7.000% 02/15/14                        150,000         137,625
                                                         -------------
                             Commercial Services Total         608,850

   COSMETICS/PERSONAL CARE - 0.3%
      Procter & Gamble Co.
        4.750% 06/15/07                      1,100,000       1,114,432
                                                         -------------
                         Cosmetics/Personal Care Total       1,114,432

   HEALTHCARE SERVICES - 0.3%
      Coventry Health Care, Inc.
        5.875% 01/15/12 (b)                    150,000         150,000
      Extendicare Health Services
        6.875% 05/01/14                         85,000          83,725
        9.500% 07/01/10                         15,000          16,369
      HCA, Inc.
        6.950% 05/01/12                        210,000         217,951
      Province Healthcare Co.
        7.500% 06/01/13                        225,000         250,312
      Select Medical Corp.
        7.625% 02/01/15 (b)                     85,000          84,575
      Triad Hospitals, Inc.
        7.000% 05/15/12                        225,000         228,375
        7.000% 11/15/13                         30,000          29,475
                                                         -------------
                             Healthcare Services Total       1,060,782

   HOUSEHOLD PRODUCTS/WARES - 0.0%
      Scotts Co.
        6.625% 11/15/13                        175,000         173,250
                                                         -------------
                        Household Products/Wares Total         173,250

   PHARMACEUTICALS - 0.1%
      AmerisourceBergen Corp.
        8.125% 09/01/08                        120,000         128,700
      Omnicare, Inc.
        6.125% 06/01/13                         20,000          19,500
        8.125% 03/15/11                        225,000         236,813
                                                         -------------
                                 Pharmaceuticals Total         385,013
                                                         -------------
                           CONSUMER NON-CYCLICAL TOTAL       3,979,077

40 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
MARCH 31, 2005 (UNAUDITED)                        COLUMBIA ASSET ALLOCATION FUND

                                             PAR ($)       VALUE ($)
----------------------------------------------------------------------

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

ENERGY - 1.4%

   COAL - 0.1%
      Arch Western Finance
        6.750% 07/01/13                        260,000         259,350
      Peabody Energy Corp.
        5.875% 04/15/16                         75,000          72,375
        6.875% 03/15/13                        255,000         261,375
                                                         -------------
                                            Coal Total         593,100

   OIL & GAS - 0.9%
      Chesapeake Energy Corp.
        6.375% 06/15/15 (b)                    150,000         150,000
        7.500% 09/15/13                        150,000         160,125
        7.750% 01/15/15                         25,000          26,500
      Devon Financing Corp.
        6.875% 09/30/11                        650,000         716,826
      Newfield Exploration Co.
        6.625% 09/01/14                        230,000         240,925
      Nexen, Inc.
        7.875% 03/15/32                        750,000         923,145
      Pemex Project Funding Master Trust
        7.875% 02/01/09                        550,000         592,625
      Plains E&P Co.
        7.125% 06/15/14                        205,000         216,275
      Pogo Producing Co.
        6.625% 03/15/15 (b)                    130,000         130,488
      Pride International, Inc.
        7.375% 07/15/14                        120,000         128,400
      Vintage Petroleum, Inc.
        7.875% 05/15/11                        150,000         157,500
                                                         -------------
                                       Oil & Gas Total       3,442,809

   OIL & GAS SERVICES - 0.2%
      Grant Prideco, Inc.
        9.625% 12/01/07                        285,000         310,650
      Hornbeck Offshore Services, Inc.
        6.125% 12/01/14                        130,000         128,700
      Universal Compression, Inc.
        7.250% 05/15/10                        155,000         158,100
                                                         -------------
                              Oil & Gas Services Total         597,450

   PIPELINES - 0.2%
      Kinder Morgan Energy Partners
        7.300% 08/15/33                        500,000         572,805
      MarkWest Energy Partners
        6.875% 11/01/14 (b)                    115,000         116,725
      Williams Companies, Inc.
        7.125% 09/01/11                         25,000          26,000
        8.125% 03/15/12                        205,000         223,450
                                                         -------------
                                       Pipelines Total         938,980
                                                         -------------
                                          ENERGY TOTAL       5,572,339

                                             PAR ($)       VALUE ($)
----------------------------------------------------------------------

FINANCIALS - 4.1%

   BANKS - 0.9%
      HSBC Capital Funding LP
        9.547% 12/31/49 (b)                    800,000         961,896
      Rabobank Capital Funding II
        5.260% 12/31/49 (b)                  1,425,000       1,466,296
      Wells Fargo & Co.
        3.000% 03/10/08                      1,050,000       1,042,293
                                                         -------------
                                           Banks Total       3,470,485

   CAPITAL MARKETS - 0.2%
      Merrill Lynch & Co.
        4.125% 01/15/09                        575,000         564,167
                                                         -------------
                                 Capital Markets Total         564,167

   DIVERSIFIED FINANCIAL SERVICES - 1.7%
      American Express Credit Corp.
        3.000% 05/16/08                        800,000         767,064
      Citicorp
        8.040% 12/15/19 (b)                  1,900,000       2,341,313
      Ford Motor Credit Co.
        7.375% 02/01/11                        875,000         871,500
      General Motors Acceptance Corp.
        6.875% 08/28/12                        600,000         535,398
      Goldman Sachs Capital I
        6.345% 02/15/34                        475,000         490,272
      International Lease Finance Corp.
        6.375% 03/15/09                        675,000         712,537
      Morgan Stanley
        6.750% 04/15/11                        570,000         623,540
      UFJ Finance Aruba AEC
        6.750% 07/15/13                        575,000         622,311
                                                         -------------
                  Diversified Financial Services Total       6,963,935

   INSURANCE - 0.9%
      Florida Windstorm Underwriting Association
        7.125% 02/25/19 (b)                  1,400,000       1,568,350
      Prudential Insurance Co. of America
        7.650% 07/01/07 (b)                  2,000,000       2,132,260
                                                         -------------
                                       Insurance Total       3,700,610

   INVESTMENT COMPANIES - 0.2%
      Credit Suisse First Boston USA, Inc.
        4.625% 01/15/08                        900,000         904,797
                                                         -------------
                            Investment Companies Total         904,797

   REAL ESTATE INVESTMENT TRUSTS - 0.2%
      Health Care Property Investors, Inc.
        6.450% 06/25/12                        525,000         558,910
      Host Marriott LP
        6.375% 03/15/15 (b)                     90,000          85,725
      iStar Financial, Inc.
        5.125% 04/01/11                         25,000          24,553
        7.000% 03/15/08                         75,000          78,645
                                                         -------------
                   Real Estate Investment Trusts Total         747,833
                                                         -------------
                                      FINANCIALS TOTAL      16,351,827

                            See Accompanying Notes to Financial Statements. | 41

________________________________________________________________________________
MARCH 31, 2005 (UNAUDITED)                        COLUMBIA ASSET ALLOCATION FUND

                                             PAR ($)       VALUE ($)
----------------------------------------------------------------------

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

INDUSTRIALS - 1.5%

   AEROSPACE & DEFENSE - 0.5%
      L-3 Communications Corp.
        6.125% 07/15/13                         20,000          19,650
        7.625% 06/15/12                        300,000         319,500
      Raytheon Co.
        8.300% 03/01/10                      1,200,000       1,375,392
      TransDigm, Inc.
        8.375% 07/15/11                        165,000         169,125
                                                         -------------
                             Aerospace & Defense Total       1,883,667

   ELECTRONICS - 0.0%
      Fisher Scientific International
        6.750% 08/15/14 (b)                    165,000         168,712
                                                         -------------
                                     Electronics Total         168,712

   ENVIRONMENTAL CONTROL - 0.2%
      Allied Waste North America, Inc.
        9.250% 09/01/12                        150,000         159,750
      Synagro Technologies, Inc.
        9.500% 04/01/09                        125,000         135,938
      Waste Management, Inc.
        7.375% 08/01/10                        500,000         555,630
                                                         -------------
                           Environmental Control Total         851,318

   HAND/MACHINE TOOLS - 0.0%
      Kennametal, Inc.
        7.200% 06/15/12                        125,000         137,880
                                                         -------------
                              Hand/Machine Tools Total         137,880

   MACHINERY DIVERSIFIED - 0.0%
      Manitowoc Co., Inc.
        7.125% 11/01/13                         20,000          20,900
      Westinghouse Air Brake Technologies Corp.
        6.875% 07/31/13                        145,000         144,275
                                                         -------------
                           Machinery Diversified Total         165,175

   MISCELLANEOUS MANUFACTURING - 0.3%
      General Electric Co.
        5.000% 02/01/13                      1,025,000       1,024,405
                                                         -------------
                     Miscellaneous Manufacturing Total       1,024,405

   PACKAGING & CONTAINERS - 0.3%
      Ball Corp.
        6.875% 12/15/12                        325,000         336,375
      Jefferson Smurfit Corp.
        8.250% 10/01/12                        200,000         205,000
      Owens-Brockway
        6.750% 12/01/14 (b)                     25,000          24,625

                                             PAR ($)       VALUE ($)
----------------------------------------------------------------------

      Owens-Illinois, Inc.
        7.500% 05/15/10                        240,000         246,600
      Silgan Holdings, Inc.
        6.750% 11/15/13                        350,000         353,500
      Smurfit-Stone Container Corp.
        8.375% 07/01/12                        125,000         129,531
                                                         -------------
                          Packaging & Containers Total       1,295,631

   TRANSPORTATION - 0.2%
      FedEx Corp.
        7.530% 09/23/06                        243,899         252,231
      Offshore Logistics, Inc.
        6.125% 06/15/13                        155,000         151,125
      Teekay Shipping Corp.
        8.875% 07/15/11                        415,000         469,988
                                                         -------------
                                  Transportation Total         873,344
                                                         -------------
                                     INDUSTRIALS TOTAL       6,400,132

TECHNOLOGY - 0.0%

   SEMICONDUCTORS - 0.0%
      Freescale Semiconductor, Inc.
        6.875% 07/15/11                        150,000         154,125
                                                         -------------
                                  Semiconductors Total         154,125
                                                         -------------
                                      TECHNOLOGY TOTAL         154,125

UTILITIES - 0.9%

   ELECTRIC - 0.9%
      AES Corp.
        7.750% 03/01/14                        250,000         258,125
      Dominion Resources, Inc.
        6.300% 03/15/33                        625,000         648,875
      Nevada Power Co.
        5.875% 01/15/15 (b)                     65,000          63,375
        6.500% 04/15/12                         50,000          51,375
      Northwestern Corp.
        5.875% 11/01/14 (b)                     10,000           9,938
      Public Service Electric & Gas Co.
        4.000% 11/01/08                      1,125,000       1,100,081
      Scottish Power PLC
        4.910% 03/15/10                        525,000         525,693
      Southern Power Co.
        6.250% 07/15/12                        635,000         684,968
      Texas Genco LLC
        6.875% 12/15/14 (b)                     95,000          95,000
                                                         -------------
                                        Electric Total       3,437,430
                                                         -------------
                                       UTILITIES TOTAL       3,437,430

                          TOTAL CORPORATE FIXED-INCOME
                                         BONDS & NOTES
                                 (cost of $48,252,465)      48,412,603

42 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
MARCH 31, 2005 (UNAUDITED)                        COLUMBIA ASSET ALLOCATION FUND

                                             PAR ($)       VALUE ($)
----------------------------------------------------------------------

ASSET-BACKED SECURITIES - 3.7%

      AmeriCredit Automobile Receivables
        Trust 3.930% 10/06/11                  950,000         927,219
      California Infrastructure
        6.420% 12/26/09                      2,000,000       2,091,660
      Capital One Multi-Asset Execution
        Trust 3.650% 07/15/11                1,360,000       1,327,442
      Chase Manhattan Auto Owner Trust
        3.800% 05/15/08                        623,268         624,066
      Chemical Bank Master Credit Card
        Trust I 5.980% 09/15/08              1,550,000       1,578,334
      Citibank Credit Card Issuance Trust
        2.900% 05/17/10                      1,200,000       1,149,132
        4.950% 02/09/09                        225,000         228,375
      Consumer Funding LLC
        5.430% 04/20/15                        820,000         846,535
      Green Tree Financial Corp.
        6.870% 01/15/29                        269,256         282,690
      Honda Auto Receivables Owner Trust
        3.000% 05/18/06                         42,131          42,131
      Navistar Financials Corp.,
        3.250% 10/15/10                      2,600,000       2,548,676
      Origen Manufactured Housing
        3.380% 08/15/17                        870,000         844,135
      PG&E Energy Recovery Funding LLC
        3.870% 06/25/11                        990,000         978,387
      Providian Gateway Master Trust
        3.350% 09/15/11 (b)                    250,000         244,030
      Standard Credit Card Master Trust
        6.550% 10/07/07                      1,395,000       1,416,664
                                                         -------------
                         TOTAL ASSET-BACKED SECURITIES
                                 (cost of $15,558,910)      15,129,476

                                              SHARES
----------------------------------------------------------------------

INVESTMENT MANAGEMENT COMPANIES - 3.0%

      iShares Russell 1000 Value Index Fund     27,062       1,780,950
      SPDR Trust Series 1                       88,000      10,380,480
                                                         -------------
                                     TOTAL INVESTMENT
                                  MANAGEMENT COMPANIES
                                 (cost of $12,343,642)      12,161,430

                                             PAR ($)
----------------------------------------------------------------------

GOVERNMENT AGENCIES & OBLIGATIONS - 2.3%

U.S.  GOVERNMENT AGENCIES & OBLIGATIONS - 2.3%
      Federal Home Loan Mortgage Corp.
        4.625% 10/15/14                      1,355,000       1,326,514
      Federal National Mortgage Association
         6.625% 09/15/09                     1,900,000       2,064,233

                                             PAR ($)       VALUE ($)
----------------------------------------------------------------------

      U.S. Treasury Bonds
        3.500% 11/15/06                      1,000,000         996,875
        4.750% 05/15/14                      1,740,000       1,772,625
        6.250% 08/15/23                      2,775,000       3,231,032
                                                         -------------
                                       U.S. GOVERNMENT
                          AGENCIES & OBLIGATIONS TOTAL       9,391,279
                                                         -------------
                            TOTAL GOVERNMENT AGENCIES
                                         & OBLIGATIONS
                                  (cost of $9,223,717)       9,391,279

----------------------------------------------------------------------

MUNICIPAL BONDS - 0.2%

ILLINOIS - 0.2%
      Illinois State Taxable Pension
        5.100% 06/01/33                        650,000         624,312
                                                         -------------
                                        ILLINOIS TOTAL         624,312
                                                         -------------
                                 TOTAL MUNICIPAL BONDS
                                    (cost of $577,908)         624,312

                                              SHARES
----------------------------------------------------------------------

PREFERRED STOCK - 0.1%

CONSUMER DISCRETIONARY - 0.1%

   AUTOMOBILES - 0.1%
      Porsche AG                                   620         450,162
                                                         -------------
                                     Automobiles Total         450,162
                                                         -------------
                          CONSUMER DISCRETIONARY TOTAL         450,162
                                                         -------------
                                 TOTAL PREFERRED STOCK
                                    (cost of $395,938)         450,162

----------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCK - 0.0%

BASIC MATERIALS - 0.0%

   CHEMICALS - 0.0%
      Celanese Corp.                               300           8,325
                                                         -------------
                                       Chemicals Total           8,325
                                                         -------------
                                 BASIC MATERIALS TOTAL           8,325

                                    TOTAL CONVERTIBLE
                                       PREFERRED STOCK
                                      (cost of $7,500)           8,325

                            See Accompanying Notes to Financial Statements. | 43

________________________________________________________________________________
MARCH 31, 2005 (UNAUDITED)                        COLUMBIA ASSET ALLOCATION FUND

                                             PAR ($)       VALUE ($)
----------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 2.0%

COLLATERALIZED MORTGAGE OBLIGATIONS - 0.0%

      American Mortgage Trust
        8.445% 09/27/22                         26,148          23,534
      Rural Housing Trust
        6.330% 04/01/26                         99,352          99,029
                                                         -------------
                   COLLATERALIZED MORTGAGE OBLIGATIONS
                                                 TOTAL         122,563

COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.0%

      First Union Chase Commercial Mortgage
        6.645% 06/15/31                        450,000         476,672
      GS Mortgage Securities Corp. II
        6.620% 10/18/30                      2,000,000       2,094,460
      JPMorgan Commercial Mortgage
        Finance Corp.
        6.507% 10/15/35                      1,600,000       1,678,320
      LB-UBS Commercial Mortgage Trust
        6.510% 12/15/26                      1,000,000       1,073,120
      Wachovia Bank Commercial
        Mortgage Trust
        3.989% 06/15/35                      3,000,000       2,794,350
                                                         -------------
                            COMMERCIAL MORTGAGE-BACKED
                                      SECURITIES TOTAL       8,116,922
                                                         -------------
                                  TOTAL COLLATERALIZED
                                  MORTGAGE OBLIGATIONS
                                  (cost of $8,325,680)       8,239,485

----------------------------------------------------------------------

SHORT-TERM OBLIGATIONS - 3.1%

U.S.  GOVERNMENT AGENCIES - 0.9%
      Federal Home Loan Mortgage Corp.
        2.680% 04/12/05                      3,600,000       3,597,052
                                                         -------------

REPURCHASE AGREEMENT - 2.2%
      Repurchase agreement with State
      Street Bank & Trust Co., dated
      03/31/05, due 04/01/05 at 2.450%,
      collateralized by U.S. Government
      Obligations with various maturities
      to 02/15/25, market value of
      $8,926,987 (repurchase proceeds
      $8,722,594)                            8,722,000       8,722,000
                                                         -------------

                          TOTAL SHORT-TERM OBLIGATIONS
                                 (cost of $12,319,052)      12,319,052

                                                           VALUE ($)
----------------------------------------------------------------------

                            TOTAL INVESTMENTS - 101.0%
                            (COST OF $367,737,321) (E)     407,947,071

              OTHER ASSETS & LIABILITIES, NET - (1.0)%      (4,133,523)

                                   NET ASSETS - 100.0%     403,813,548

NOTES TO INVESTMENT PORTFOLIO:

(a) Non-income producing security.

(b) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, these securities amounted to $11,098,833, which represents 2.7% of net assets.

(c) The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is being accrued. As of March 31, 2005, the value of this security represents 0.1% of net assets.

(d) The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. As of March 31, 2005, the value of this security represents 0.1% of net assets.

(e) Cost for federal income tax purposes is $368,199,673.

At March 31, 2005, the Fund held investments in the following security types:

                                                                % OF
    SECURITY TYPE                                            NET ASSETS
    -------------                                            ----------
    Common Stocks                                                 64.1%
    Corporate Fixed-Income Bonds & Notes                          12.0
    Mortgage-Backed Securities                                    10.5
    Asset-Backed Securities                                        3.7
    Investment Management Companies                                3.0
    Government Agencies & Obligations                              2.3
    Collateralized Mortgage Obligations                            2.0
    Municipal Bonds                                                0.2
    Preferred Stock                                                0.1
    Convertible Preferred Stock                                    0.0
    Short-Term Obligations                                         3.1
    Other Assets & Liabilities, Net                               (1.0)
                                                                 -----
                                                                 100.0%
                                                                 =====

       ACRONYM                 NAME
       -------                 ----
       ADR                     American Depositary Receipt
       GDR                     Global Depositary Receipt
       REIT                    Real Estate Investment Trust
       TBA                     To Be Announced

44 | See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO ___________________________________________________________
MARCH 31, 2005 (UNAUDITED)                        COLUMBIA LARGE CAP GROWTH FUND

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

COMMON STOCKS - 100.1%

CONSUMER DISCRETIONARY - 19.9%

   HOTELS, RESTAURANTS & LEISURE - 5.9%
      Carnival Corp.                           447,920      23,206,735
      Hilton Hotels Corp.                      773,700      17,292,195
      Marriott International, Inc., Class A    509,230      34,047,118
      McDonald's Corp.                         370,820      11,547,335
      Starwood Hotels & Resorts
        Worldwide, Inc.                        136,800       8,212,104
                                                         -------------
                   Hotels, Restaurants & Leisure Total      94,305,487

   INTERNET & CATALOG RETAIL - 1.1%
      eBay, Inc. (a)                           463,240      17,260,322
                                                         -------------
                       Internet & Catalog Retail Total      17,260,322

   MEDIA - 2.8%
      News Corp., Class A                      400,110       6,769,861
      Omnicom Group                            129,370      11,451,833
      XM Satellite Radio Holdings,
        Inc., Class A (a)                      812,010      25,578,315
                                                         -------------
                                           Media Total      43,800,009
   MULTILINE RETAIL - 1.6%
      Nordstrom, Inc.                          449,960      24,918,785
                                                         -------------
                                Multiline Retail Total      24,918,785

   SPECIALTY RETAIL - 6.4%
      Best Buy Co., Inc.                       382,840      20,677,188
      Chico's FAS, Inc. (a)                    729,620      20,619,061
      Home Depot, Inc.                         627,340      23,989,482
      Lowe's Companies, Inc.                   226,280      12,918,325
      Staples, Inc.                            716,370      22,515,509
                                                         -------------
                                Specialty Retail Total     100,719,565

   TEXTILES, APPAREL & LUXURY GOODS - 2.1%
      Coach, Inc. (a)                          324,750      18,390,593
      NIKE, Inc., Class B                      186,200      15,512,322
                                                         -------------
                Textiles, Apparel & Luxury Goods Total      33,902,915
                                                         -------------
                          CONSUMER DISCRETIONARY TOTAL     314,907,083

CONSUMER STAPLES - 10.6%

   BEVERAGES - 2.1%
      PepsiCo, Inc.                            612,100      32,459,663
                                                         -------------
                                       Beverages Total      32,459,663

   FOOD & STAPLES RETAILING - 1.0%
      Wal-Mart Stores, Inc.                    313,040      15,686,434
                                                         -------------
                        Food & Staples Retailing Total      15,686,434

   FOOD PRODUCTS - 0.6%
      Hershey Foods Corp.                      162,110       9,801,171
                                                         -------------
                                   Food Products Total       9,801,171

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

   HOUSEHOLD PRODUCTS - 1.9%
      Procter & Gamble Co.                     571,320      30,279,960
                                                         -------------
                              Household Products Total      30,279,960

   PERSONAL PRODUCTS - 3.4%
      Alberto-Culver Co.                       182,605       8,739,475
      Avon Products, Inc.                      627,320      26,937,121
      Gillette Co.                             370,120      18,683,658
                                                         -------------
                               Personal Products Total      54,360,254

   TOBACCO - 1.6%
      Altria Group, Inc.                       393,560      25,734,888
                                                         -------------
                                         Tobacco Total      25,734,888
                                                         -------------
                                CONSUMER STAPLES TOTAL     168,322,370

ENERGY - 2.2%

   ENERGY EQUIPMENT & SERVICES - 1.2%
      National-Oilwell Varco, Inc. (a)         266,290      12,435,743
      Smith International, Inc.                114,390       7,175,685
                                                         -------------
                     Energy Equipment & Services Total      19,611,428

   OIL & GAS - 1.0%
      EOG Resources, Inc.                      313,220      15,266,343
                                                         -------------
                                       Oil & Gas Total      15,266,343
                                                         -------------
                                          ENERGY TOTAL      34,877,771

FINANCIALS - 7.5%

   CAPITAL MARKETS - 1.9%
      Goldman Sachs Group, Inc.                178,910      19,678,311
      Merrill Lynch & Co., Inc.                168,180       9,518,988
                                                         -------------
                                 Capital Markets Total      29,197,299
   COMMERCIAL BANKS - 1.1%
      Wells Fargo & Co.                        287,900      17,216,420
                                                         -------------
                                Commercial Banks Total      17,216,420

   CONSUMER FINANCE - 0.4%
      MBNA Corp.                               278,980       6,848,959
                                                         -------------
                                Consumer Finance Total       6,848,959

   DIVERSIFIED FINANCIAL SERVICES - 1.5%
      Citigroup, Inc.                          517,126      23,239,642
                                                         -------------
                  Diversified Financial Services Total      23,239,642

   INSURANCE - 2.6%
      American International Group, Inc.       560,680      31,067,279
      Prudential Financial, Inc.               185,440      10,644,256
                                                         -------------
                                       Insurance Total      41,711,535
                                                         -------------
                                      FINANCIALS TOTAL     118,213,855

                            See Accompanying Notes to Financial Statements. | 45

________________________________________________________________________________
MARCH 31, 2005 (UNAUDITED)                        COLUMBIA LARGE CAP GROWTH FUND

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

HEALTH CARE - 25.5%

   BIOTECHNOLOGY - 2.3%
      Amgen, Inc. (a)                          383,420      22,318,878
      Genentech, Inc. (a)                      147,450       8,347,144
      Gilead Sciences, Inc. (a)                145,150       5,196,370
                                                         -------------
                                   Biotechnology Total      35,862,392

   HEALTH CARE EQUIPMENT & SUPPLIES - 7.4%
      Alcon, Inc.                              206,510      18,439,278
      Cooper Companies, Inc.                   227,191      16,562,224
      Kinetic Concepts, Inc. (a)               310,070      18,495,675
      St. Jude Medical, Inc. (a)               304,190      10,950,840
      Thermo Electron Corp. (a)                616,550      15,592,550
      Varian Medical Systems, Inc. (a)         753,330      25,824,152
      Zimmer Holdings, Inc. (a)                143,100      11,134,611
                                                         -------------
                Health Care Equipment & Supplies Total     116,999,330

   HEALTH CARE PROVIDERS & SERVICES - 3.9%
      Caremark Rx, Inc. (a)                    337,420      13,422,568
      UnitedHealth Group, Inc.                 290,640      27,721,243
      WellPoint, Inc. (a)                      170,900      21,422,315
                                                         -------------
                Health Care Providers & Services Total      62,566,126

   PHARMACEUTICALS - 11.9%
      Abbott Laboratories                      742,860      34,632,133
      IVAX Corp. (a)                           396,850       7,845,725
      Johnson & Johnson                      1,073,100      72,069,396
      Novartis AG, ADR                         533,790      24,970,696
      Pfizer, Inc.                             908,703      23,871,628
      Teva Pharmaceutical Industries
        Ltd., ADR                              835,646      25,905,026
                                                         -------------
                                 Pharmaceuticals Total     189,294,604
                                                         -------------
                                     HEALTH CARE TOTAL     404,722,452

INDUSTRIALS - 11.1%

   AEROSPACE & DEFENSE - 0.5%
      Honeywell International, Inc.            216,380       8,051,500
                                                         -------------
                             Aerospace & Defense Total       8,051,500

   BUILDING PRODUCTS - 1.6%
      American Standard Companies, Inc.        558,090      25,940,023
                                                         -------------
                               Building Products Total      25,940,023

   ELECTRICAL EQUIPMENT - 1.3%
      Rockwell Automation, Inc.                348,190      19,721,481
                                                         -------------
                            Electrical Equipment Total      19,721,481

   INDUSTRIAL CONGLOMERATES - 5.9%
      General Electric Co.                   1,363,865      49,180,972
      Tyco International Ltd.                1,328,170      44,892,146
                                                         -------------
                        Industrial Conglomerates Total      94,073,118

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

   MACHINERY - 1.8%
      Ingersoll-Rand Co., Ltd., Class A        224,790      17,904,524
      ITT Industries, Inc.                     114,180      10,303,603
                                                         -------------
                                       Machinery Total      28,208,127
                                                         -------------
                                     INDUSTRIALS TOTAL     175,994,249

INFORMATION TECHNOLOGY - 23.3%

   COMMUNICATIONS EQUIPMENT - 4.2%
      Cisco Systems, Inc. (a)                2,005,815      35,884,030
      Nokia Oyj, ADR                           544,270       8,398,086
      QUALCOMM, Inc.                           619,260      22,695,879
                                                         -------------
                        Communications Equipment Total      66,977,995

   COMPUTERS & PERIPHERALS - 5.0%
      Dell, Inc. (a)                           842,230      32,358,477
      EMC Corp. (a)                            682,580       8,409,386
      International Business Machines Corp.    413,580      37,792,940
                                                         -------------
                         Computers & Peripherals Total      78,560,803

   INTERNET SOFTWARE & SERVICES - 1.3%
      Yahoo!, Inc. (a)                         597,580      20,257,962
                                                         -------------
                    Internet Software & Services Total      20,257,962

   IT SERVICES - 0.7%
      Automatic Data Processing, Inc.          148,090       6,656,646
      Cognizant Technology Solutions
        Corp., Class A (a)                     105,230       4,861,626
                                                         -------------
                                     IT Services Total      11,518,272

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.7%
      Altera Corp. (a)                         753,270      14,899,681
      ASML Holding N.V., N.Y.
        Registered Shares (a)                  578,750       9,705,637
      Intel Corp.                            1,609,610      37,391,240
      Linear Technology Corp.                  110,750       4,242,832
      National Semiconductor Corp.             512,390      10,560,358
      Taiwan Semiconductor
        Manufacturing Co., Ltd., ADR           934,420       7,923,882
      Teradyne, Inc. (a)                       567,400       8,284,040
      Texas Instruments, Inc.                  511,630      13,041,449
                                                         -------------
        Semiconductors & Semiconductor Equipment Total     106,049,119

   SOFTWARE - 5.4%
      Amdocs Ltd. (a)                          267,870       7,607,508
      Autodesk, Inc.                           163,100       4,853,856
      Microsoft Corp.                        2,287,700      55,293,709
      Oracle Corp. (a)                         489,910       6,114,077
      Symantec Corp. (a)                       582,040      12,414,913
                                                         -------------
                                        Software Total      86,284,063
                                                         -------------
                          INFORMATION TECHNOLOGY TOTAL     369,648,214

                                   Total Common Stocks
                              (cost of $1,356,867,153)   1,586,685,994

46 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
MARCH 31, 2005 (UNAUDITED)                        COLUMBIA LARGE CAP GROWTH FUND

                                             PAR ($)       VALUE ($)
----------------------------------------------------------------------

SHORT-TERM OBLIGATION - 0.2%

      Repurchase agreement with State
      Street Bank & Trust Co., dated
      03/31/05, due 04/01/05 at 2.450%,
      collateralized by a U.S. Treasury
      Bond maturing 11/15/16, market
      value of $3,579,056 (repurchase
      proceeds $3,508,239)                   3,508,000       3,508,000
                                                         -------------

                           Total Short-Term Obligation
                                  (cost of $3,508,000)       3,508,000

                            TOTAL INVESTMENTS - 100.3%
                          (COST OF $1,360,375,153) (b)   1,590,193,994

              OTHER ASSETS & LIABILITIES, NET - (0.3)%      (4,249,544)

                                   NET ASSETS - 100.0%   1,585,944,450

NOTES TO INVESTMENT PORTFOLIO:

(a) Non-income producing security.

(b) Cost for federal income tax purposes is $1,360,375,153.

At March 31, 2005, the Fund held investments in the following sectors:

                                                                % OF
    SECTOR                                                   NET ASSETS
    ------                                                   ----------
    Health Care                                                   25.5%
    Information Technology                                        23.3
    Consumer Discretionary                                        19.9
    Industrials                                                   11.1
    Consumer Staples                                              10.6
    Financials                                                     7.5
    Energy                                                         2.2
    Short-Term Obligation                                          0.2
    Other Assets & Liabilities, Net                               (0.3)
                                                             ----------
                                                                 100.0%
                                                             ==========

      ACRONYM                 NAME
      -------                 ----
      ADR                     American Depositary Receipt

                            See Accompanying Notes to Financial Statements. | 47

INVESTMENT PORTFOLIO ___________________________________________________________
MARCH 31, 2005 (UNAUDITED)                       COLUMBIA DISCIPLINED VALUE FUND

                                              SHARES       VALUE ($)
----------------------------------------------------------------------
COMMON STOCKS - 99.3%

CONSUMER DISCRETIONARY - 10.1%

   AUTOMOBILES - 1.0%
      Ford Motor Co.                           402,700       4,562,591
                                                         -------------
                                     Automobiles Total       4,562,591

   HOTELS, RESTAURANTS & LEISURE - 2.6%
      McDonald's Corp.                         365,400      11,378,556
                                                         -------------
                   Hotels, Restaurants & Leisure Total      11,378,556

   MEDIA - 2.2%
      Time Warner, Inc. (a)                    423,800       7,437,690
      Walt Disney Co.                           78,900       2,266,797
                                                         -------------
                                           Media Total       9,704,487

   MULTILINE RETAIL - 1.8%
      Dillard's, Inc., Class A                 286,700       7,712,230
                                                         -------------
                                Multiline Retail Total       7,712,230

   SPECIALTY RETAIL - 2.5%
      Barnes & Noble, Inc. (a)                 195,100       6,728,999
      Toys "R"  Us, Inc. (a)                   170,700       4,397,232
                                                         -------------
                                Specialty Retail Total      11,126,231
                                                         -------------
                          CONSUMER DISCRETIONARY TOTAL      44,484,095

CONSUMER STAPLES - 7.9%

   BEVERAGES - 1.5%
      Coca-Cola Co.                            160,100       6,671,367
                                                         -------------
                                       Beverages Total       6,671,367

   FOOD & STAPLES RETAILING - 0.5%
      Costco Wholesale Corp.                    53,200       2,350,376
                                                         -------------
                        Food & Staples Retailing Total       2,350,376

   FOOD PRODUCTS - 0.8%
      Tyson Foods, Inc., Class A               203,800       3,399,384
                                                         -------------
                                   Food Products Total       3,399,384

   HOUSEHOLD PRODUCTS - 1.3%
      Procter & Gamble Co.                     105,100       5,570,300
                                                         -------------
                              Household Products Total       5,570,300

   PERSONAL PRODUCTS - 1.4%
      Gillette Co.                             126,500       6,385,720
                                                         -------------
                               Personal Products Total       6,385,720

   TOBACCO - 2.4%
      Altria Group, Inc.                       126,800       8,291,452
      UST, Inc.                                 40,600       2,099,020
                                                         -------------
                                         Tobacco Total      10,390,472
                                                         -------------
                                CONSUMER STAPLES TOTAL      34,767,619

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

ENERGY - 13.1%

   OIL & GAS - 13.1%
      Amerada Hess Corp.                       126,600      12,180,186
      ChevronTexaco Corp.                      187,300      10,921,463
      Devon Energy Corp.                       220,400      10,524,100
      Exxon Mobil Corp.                        401,100      23,905,560
                                                         -------------
                                       Oil & Gas Total      57,531,309
                                                         -------------
                                          ENERGY TOTAL      57,531,309

FINANCIALS - 30.7%

   CAPITAL MARKETS - 0.7%
      State Street Corp.                        66,400       2,903,008
                                                         -------------
                                 Capital Markets Total       2,903,008

   COMMERCIAL BANKS - 7.7%
      City National Corp.                       48,100       3,358,342
      KeyCorp                                   67,100       2,177,395
      National City Corp.                      205,000       6,867,500
      U.S. Bancorp                              76,700       2,210,494
      UnionBanCal Corp.                         51,800       3,172,750
      Wachovia Corp.                           316,500      16,113,015
                                                         -------------
                                Commercial Banks Total      33,899,496

   DIVERSIFIED FINANCIAL SERVICES - 7.5%
      Citigroup, Inc.                          162,800       7,316,232
      JPMorgan Chase & Co.                     551,000      19,064,600
      Principal Financial Group, Inc.          174,500       6,716,505
                                                         -------------
                  Diversified Financial Services Total      33,097,337

   INSURANCE - 10.5%
      American International Group, Inc.       215,100      11,918,691
      Chubb Corp.                               75,500       5,984,885
      First American Corp.                      83,900       2,763,666
      Hartford Financial Services Group, Inc.  179,000      12,272,240
      Prudential Financial, Inc.               226,700      13,012,580
                                                         -------------
                                       Insurance Total      45,952,062

   REAL ESTATE - 2.8%
      Annaly Mortgage Management,
        Inc., REIT                             538,000      10,092,880
      Rayonier, Inc.                            45,197       2,238,608
                                                         -------------
                                     Real Estate Total      12,331,488

   THRIFTS & MORTGAGE FINANCE - 1.5%
      Countrywide Financial Corp.              199,300       6,469,278
                                                         -------------
                      Thrifts & Mortgage Finance Total       6,469,278
                                                         -------------
                                      FINANCIALS TOTAL     134,652,669

HEALTH CARE - 2.7%

   HEALTH CARE PROVIDERS & SERVICES - 2.1%
      AmerisourceBergen Corp.                   56,600       3,242,614
      Medco Health Solutions, Inc. (a)         118,900       5,893,873
                                                         -------------
                Health Care Providers & Services Total       9,136,487

48 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
MARCH 31, 2005 (UNAUDITED)                       COLUMBIA DISCIPLINED VALUE FUND

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

HEALTH CARE - (CONTINUED)

   PHARMACEUTICALS - 0.6%
      Merck & Co., Inc.                         88,600       2,867,982
                                                         -------------
                                 Pharmaceuticals Total       2,867,982
                                                         -------------
                                     HEALTH CARE TOTAL      12,004,469

INDUSTRIALS - 9.4%

   AEROSPACE & DEFENSE - 1.4%
      Boeing Co.                                43,400       2,537,164
      Raytheon Co.                              94,800       3,668,760
                                                         -------------
                             Aerospace & Defense Total       6,205,924

   COMMERCIAL SERVICES & SUPPLIES - 1.1%
      Cendant Corp.                            230,100       4,726,254
                                                         -------------
                  Commercial Services & Supplies Total       4,726,254

   INDUSTRIAL CONGLOMERATES - 5.2%
      General Electric Co.                     632,100      22,793,526
                                                         -------------
                        Industrial Conglomerates Total      22,793,526

   ROAD & RAIL - 1.2%
      Union Pacific Corp.                       77,500       5,401,750
                                                         -------------
                                     Road & Rail Total       5,401,750

   TRADING COMPANIES & DISTRIBUTORS - 0.5%
      W.W. Grainger, Inc.                       37,900       2,360,033
                                                         -------------
                Trading Companies & Distributors Total       2,360,033
                                                         -------------
                                     INDUSTRIALS TOTAL      41,487,487

INFORMATION TECHNOLOGY - 7.9%

   COMPUTERS & PERIPHERALS - 4.0%
      Hewlett-Packard Co.                      116,800       2,562,592
      International Business Machines Corp.    164,600      15,041,148
                                                         -------------
                         Computers & Peripherals Total      17,603,740

   IT SERVICES - 0.8%
      Computer Sciences Corp. (a)               77,200       3,539,620
                                                         -------------
                                     IT Services Total       3,539,620

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.7%
      Freescale Semiconductor, Inc. (a)        180,700       3,117,075
                                                         -------------
        Semiconductors & Semiconductor Equipment Total       3,117,075

   SOFTWARE - 2.4%
      Computer Associates International, Inc.    1,404          38,048
      Microsoft Corp.                          422,900      10,221,493
                                                         -------------
                                        Software Total      10,259,541
                                                         -------------
                          INFORMATION TECHNOLOGY TOTAL      34,519,976

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

MATERIALS - 6.3%

   CHEMICALS - 1.3%
      Monsanto Co.                              85,900       5,540,550
                                                         -------------
                                       Chemicals Total       5,540,550

   METALS & MINING - 2.4%
      Phelps Dodge Corp.                        56,800       5,778,264
      Southern Peru Copper Corp.                82,900       4,597,634
                                                         -------------
                                 Metals & Mining Total      10,375,898

   PAPER & FOREST PRODUCTS - 2.6%
      Georgia-Pacific Corp.                    326,000      11,569,740
                                                         -------------
                         Paper & Forest Products Total      11,569,740
                                                         -------------
                                       MATERIALS TOTAL      27,486,188

TELECOMMUNICATION SERVICES - 4.8%

   DIVERSIFIED TELECOMMUNICATION SERVICES - 4.3%
      CenturyTel, Inc.                          67,400       2,213,416
      SBC Communications, Inc.                 692,900      16,414,801
                                                         -------------
          Diversified Telecommunication Services Total      18,628,217

   WIRELESS TELECOMMUNICATION SERVICES - 0.5%
      Crown Castle International Corp. (a)     141,200       2,267,672
                                                         -------------
             Wireless Telecommunication Services Total       2,267,672
                                                         -------------
                      TELECOMMUNICATION SERVICES TOTAL      20,895,889

UTILITIES - 6.4%

   ELECTRIC UTILITIES - 3.6%
      American Electric Power Co., Inc.         70,000       2,384,200
      PG&E Corp.                               287,700       9,810,570
      TECO Energy, Inc.                        237,800       3,728,704
                                                         -------------
                              Electric Utilities Total      15,923,474

   MULTI-UTILITIES & UNREGULATED POWER - 2.8%
      Duke Energy Corp.                        433,600      12,145,136
                                                         -------------
             Multi-Utilities & Unregulated Power Total      12,145,136
                                                         -------------
                                       UTILITIES TOTAL      28,068,610

                                   Total Common Stocks
                                (cost of $392,979,409)     435,898,311

                            See Accompanying Notes to Financial Statements. | 49

________________________________________________________________________________
MARCH 31, 2005 (UNAUDITED)                       COLUMBIA DISCIPLINED VALUE FUND

                                             PAR ($)       VALUE ($)
----------------------------------------------------------------------

SHORT-TERM OBLIGATION - 0.7%

      Repurchase agreement with State
      Street Bank & Trust Co., dated
      03/31/05, due 04/01/05 at 2.450%,
      collateralized by a U.S. Treasury
      Bond maturing 08/15/23, market
      value of $3,008,756 (repurchase
      proceeds $2,947,201)                   2,947,000       2,947,000
                                                         -------------

                           Total Short-Term Obligation
                                  (cost of $2,947,000)       2,947,000

                            TOTAL INVESTMENTS - 100.0%
                             (COST OF $395,926,409)(b)     438,845,311

                OTHER ASSETS & LIABILITIES, NET - 0.0%         168,965

                                   NET ASSETS - 100.0%     439,014,276

NOTES TO INVESTMENT PORTFOLIO:

(a) Non-income producing security.

(b) Cost for federal income tax purposes is $395,926,409.

At March 31, 2005, the Fund held investments in the following sectors:

                                                                % OF
    SECTOR                                                   NET ASSETS
    ------                                                   ----------
    Financials                                                     30.7%
    Energy                                                         13.1
    Consumer Discretionary                                         10.1
    Industrials                                                     9.4
    Consumer Staples                                                7.9
    Information Technology                                          7.9
    Utilities                                                       6.4
    Materials                                                       6.3
    Telecommunication Services                                      4.8
    Health Care                                                     2.7
    Short-Term Obligation                                           0.7
    Other Assets & Liabilities, Net                                 0.0
                                                             ----------
                                                                  100.0%
                                                             ==========

      ACRONYM                  NAME
      -------                  ----
      REIT                     Real Estate Investment Trust

50 | See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO ___________________________________________________________
MARCH 31, 2005 (UNAUDITED)                          COLUMBIA LARGE CAP CORE FUND

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

COMMON STOCKS - 98.3%

CONSUMER DISCRETIONARY - 15.3%

   AUTOMOBILES - 1.3%
      General Motors Corp.                     251,580       7,393,936
                                                         -------------
                                     Automobiles Total       7,393,936

   HOTELS, RESTAURANTS & LEISURE - 1.4%
      Darden Restaurants, Inc.                  74,300       2,279,524
      McDonald's Corp.                          65,800       2,049,012
      Yum! Brands, Inc.                         63,600       3,295,116
                                                         -------------
                   Hotels, Restaurants & Leisure Total       7,623,652

   HOUSEHOLD DURABLES - 0.4%
      Lennar Corp., Class A                     41,300       2,340,884
                                                         -------------
                              Household Durables Total       2,340,884

   INTERNET & CATALOG RETAIL - 0.6%
      Amazon.com, Inc. (a)                      65,640       2,249,483
      eBay, Inc. (a)                            28,840       1,074,578
                                                         -------------
                       Internet & Catalog Retail Total       3,324,061

   LEISURE EQUIPMENT & PRODUCTS - 0.3%
      Hasbro, Inc.                              73,860       1,510,437
                                                         -------------
                    Leisure Equipment & Products Total       1,510,437

   MEDIA - 6.5%
      Clear Channel Communications, Inc.        41,180       1,419,475
      Comcast Corp., Class A (a)               111,752       3,774,983
      Liberty Media Corp., Class A (a)         631,940       6,553,218
      Liberty Media International,
        Inc., Class A (a)                       23,173       1,013,587
      McGraw-Hill Companies, Inc.               41,000       3,577,250
      News Corp., Class A                      551,870       9,337,640
      Time Warner, Inc. (a)                    273,070       4,792,378
      Viacom, Inc., Class B                    185,920       6,475,594
                                                         -------------
                                           Media Total      36,944,125

   MULTILINE RETAIL - 3.4%
      J.C. Penney Co., Inc.                     78,200       4,060,144
      Kohl's Corp. (a)                         200,480      10,350,782
      May Department Stores Co.                 63,800       2,361,876
      Nordstrom, Inc.                           42,800       2,370,264
                                                         -------------
                                Multiline Retail Total      19,143,066

   SPECIALTY RETAIL - 1.4%
      Best Buy Co., Inc.                        39,800       2,149,598
      RadioShack Corp.                         112,950       2,767,275
      Staples, Inc.                             95,700       3,007,851
                                                         -------------
                                Specialty Retail Total       7,924,724
                                                         -------------
                          CONSUMER DISCRETIONARY TOTAL      86,204,885

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

CONSUMER STAPLES - 9.0%

   BEVERAGES - 3.2%
      Coca-Cola Co.                            176,660       7,361,422
      Diageo PLC, ADR                           50,500       2,873,450
      PepsiCo, Inc.                            146,400       7,763,592
                                                         -------------
                                       Beverages Total      17,998,464

   FOOD & STAPLES RETAILING - 2.1%
      Wal-Mart Stores, Inc.                    237,160      11,884,087
                                                         -------------
                        Food & Staples Retailing Total      11,884,087

   FOOD PRODUCTS - 0.3%
      Sara Lee Corp.                            70,310       1,558,070
                                                         -------------
                                   Food Products Total       1,558,070

   HOUSEHOLD PRODUCTS - 1.2%
      Colgate-Palmolive Co.                    131,640       6,867,659
                                                         -------------
                              Household Products Total       6,867,659

   PERSONAL PRODUCTS - 1.4%
      Avon Products, Inc.                       77,600       3,332,144
      Gillette Co.                              86,500       4,366,520
                                                         -------------
                               Personal Products Total       7,698,664

   TOBACCO - 0.8%
      Altria Group, Inc.                        71,875       4,699,906
                                                         -------------
                                         Tobacco Total       4,699,906
                                                         -------------
                                CONSUMER STAPLES TOTAL      50,706,850

ENERGY - 5.6%

   ENERGY EQUIPMENT & SERVICES - 0.6%
      BJ Services Co.                           41,700       2,163,396
      Transocean, Inc. (a)                      27,550       1,417,723
                                                         -------------
                     Energy Equipment & Services Total       3,581,119

   OIL & GAS - 5.0%
      Apache Corp.                              41,900       2,565,537
      BP PLC, ADR                               22,110       1,379,664
      ConocoPhillips                            89,700       9,673,248
      Devon Energy Corp.                        34,460       1,645,465
      EOG Resources, Inc.                       57,600       2,807,424
      Exxon Mobil Corp.                        169,300      10,090,280
                                                         -------------
                                       Oil & Gas Total      28,161,618
                                                         -------------
                                          ENERGY TOTAL      31,742,737

FINANCIALS - 15.2%

   CAPITAL MARKETS - 2.3%
      A.G. Edwards, Inc.                        12,910         578,368
      E*TRADE Financial Corp. (a)              336,650       4,039,800
      Goldman Sachs Group, Inc.                 18,500       2,034,815
      Merrill Lynch & Co., Inc.                 76,200       4,312,920
      Morgan Stanley                            34,860       1,995,735
                                                         -------------
                                 Capital Markets Total      12,961,638

                            See Accompanying Notes to Financial Statements. | 51

________________________________________________________________________________
MARCH 31, 2005 (UNAUDITED)                          COLUMBIA LARGE CAP CORE FUND

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

FINANCIALS - (CONTINUED)

   COMMERCIAL BANKS - 3.0%
      Fifth Third Bancorp                       47,030       2,021,349
      Wachovia Corp.                           136,000       6,923,760
      Wells Fargo & Co.                         96,300       5,758,740
      Zions Bancorporation                      31,700       2,187,934
                                                         -------------
                                Commercial Banks Total      16,891,783

   CONSUMER FINANCE - 0.5%
      American Express Co.                      54,540       2,801,720
                                                         -------------
                                Consumer Finance Total       2,801,720

   DIVERSIFIED FINANCIAL SERVICES - 2.6%
      Citigroup, Inc.                          201,609       9,060,309
      JPMorgan Chase & Co.                     171,642       5,938,813
                                                         -------------
                  Diversified Financial Services Total      14,999,122

   INSURANCE - 5.3%
      Ace Ltd.                                 145,330       5,997,769
      AFLAC, Inc.                               82,700       3,081,402
      Allstate Corp.                            29,010       1,568,281
      Berkshire Hathaway, Inc., Class B (a)      1,909       5,452,104
      Chubb Corp.                               43,705       3,464,495
      Hartford Financial Services
        Group, Inc.                             27,900       1,912,824
      MetLife, Inc.                             46,900       1,833,790
      UnumProvident Corp.                      396,130       6,742,133
                                                         -------------
                                       Insurance Total      30,052,798

   THRIFTS & MORTGAGE FINANCE - 1.5%
      MGIC Investment Corp.                    134,890       8,318,666
                                                         -------------
                      Thrifts & Mortgage Finance Total       8,318,666
                                                         -------------
                                      FINANCIALS TOTAL      86,025,727

HEALTH CARE - 12.2%

   BIOTECHNOLOGY - 2.5%
      Amgen, Inc. (a)                           56,832       3,308,191
      Genentech, Inc. (a)                       39,200       2,219,112
      MedImmune, Inc. (a)                      216,290       5,149,865
      Millennium Pharmaceuticals, Inc. (a)     403,400       3,396,628
                                                         -------------
                                   Biotechnology Total      14,073,796

   HEALTH CARE EQUIPMENT & SUPPLIES - 0.9%
      Bausch & Lomb, Inc.                       30,900       2,264,970
      Medtronic, Inc.                           57,800       2,944,910
                                                         -------------
                Health Care Equipment & Supplies Total       5,209,880

   HEALTH CARE PROVIDERS & SERVICES - 2.4%
      Cardinal Health, Inc.                     56,800       3,169,440
      McKesson Corp.                            30,970       1,169,117

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

      WebMD Corp. (a)                          533,620       4,535,770
      WellPoint, Inc. (a)                       37,600       4,713,160
                                                         -------------
                Health Care Providers & Services Total      13,587,487

   PHARMACEUTICALS - 6.4%
      Abbott Laboratories                       98,800       4,606,056
      Barr Pharmaceuticals, Inc. (a)           116,900       5,708,227
      Eli Lilly & Co.                           48,020       2,501,842
      Endo Pharmaceuticals Holdings,

        Inc. (a)                               207,530       4,679,802
      GlaxoSmithKline PLC, ADR                  43,300       1,988,336
      IVAX Corp. (a)                            95,430       1,886,651
      Johnson & Johnson                         86,800       5,829,488
      Merck & Co., Inc.                         61,900       2,003,703
      Pfizer, Inc.                             189,304       4,973,016
      Teva Pharmaceutical Industries
        Ltd., ADR                               64,000       1,984,000
                                                         -------------
                                 Pharmaceuticals Total      36,161,121
                                                         -------------
                                     HEALTH CARE TOTAL      69,032,284

INDUSTRIALS - 10.2%

   AEROSPACE & DEFENSE - 1.1%
      United Technologies Corp.                 63,200       6,424,912
                                                         -------------
                             Aerospace & Defense Total       6,424,912

   AIRLINES - 0.8%
      Southwest Airlines Co.                   312,530       4,450,427
                                                         -------------
                                        Airlines Total       4,450,427

   BUILDING PRODUCTS - 0.3%
      Masco Corp.                               51,900       1,799,373
                                                         -------------
                               Building Products Total       1,799,373

   COMMERCIAL SERVICES & SUPPLIES - 3.8%
      Allied Waste Industries, Inc. (a)        916,900       6,702,539
      ARAMARK Corp., Class B                   196,450       5,162,706
      Cintas Corp.                             154,100       6,365,871
      Waste Management, Inc.                   113,145       3,264,234
                                                         -------------
                  Commercial Services & Supplies Total      21,495,350

   CONSTRUCTION & ENGINEERING - 0.3%
      Jacobs Engineering Group, Inc. (a)        27,710       1,438,703
                                                         -------------
                      Construction & Engineering Total       1,438,703

   INDUSTRIAL CONGLOMERATES - 1.8%
      General Electric Co.                     272,100       9,811,926
                                                         -------------
                        Industrial Conglomerates Total       9,811,926

   MACHINERY - 1.7%
      Dover Corp.                              167,300       6,322,267
      Ingersoll-Rand Co., Ltd., Class A         42,300       3,369,195
                                                         -------------
                                       Machinery Total       9,691,462

52 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
MARCH 31, 2005 (UNAUDITED)                          COLUMBIA LARGE CAP CORE FUND

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

INDUSTRIALS - (CONTINUED)

   ROAD & RAIL - 0.4%
      Union Pacific Corp.                       32,020       2,231,794
                                                         -------------
                                     Road & Rail Total       2,231,794
                                                         -------------
                                     INDUSTRIALS TOTAL      57,343,947

INFORMATION TECHNOLOGY - 19.4%

   COMMUNICATIONS EQUIPMENT - 4.0%
      Cisco Systems, Inc. (a)                  492,800       8,816,192
      Corning, Inc. (a)                        524,860       5,841,692
      Lucent Technologies, Inc. (a)          1,740,140       4,785,385
      Nortel Networks Corp. (a)              1,035,580       2,827,133
                                                         -------------
                        Communications Equipment Total      22,270,402

   COMPUTERS & PERIPHERALS - 4.6%
      Hewlett-Packard Co.                      251,580       5,519,665
      International Business Machines Corp.    114,485      10,461,639
      Lexmark International, Inc., Class A (a)  35,900       2,870,923
      SanDisk Corp. (a)                        201,990       5,615,322
      Sun Microsystems, Inc. (a)               412,560       1,666,743
                                                         -------------
                         Computers & Peripherals Total      26,134,292

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.5%
      Agilent Technologies, Inc. (a)           224,420       4,982,124
      Celestica, Inc. (a)                      275,900       3,727,409
                                                         -------------
              Electronic Equipment & Instruments Total       8,709,533

   IT SERVICES - 0.4%
      Cognizant Technology Solutions
        Corp., Class A (a)                      49,800       2,300,760
                                                         -------------
                                     IT Services Total       2,300,760

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.5%
      Analog Devices, Inc.                      31,850       1,151,059
      Broadcom Corp., Class A (a)               41,400       1,238,688
      Intel Corp.                              357,460       8,303,796
      KLA-Tencor Corp.                          46,200       2,125,662
      Linear Technology Corp.                   96,120       3,682,357
      Marvell Technology Group Ltd. (a)         53,900       2,066,526
      Maxim Integrated Products, Inc.           85,360       3,488,663
      Taiwan Semiconductor Manufacturing
        Co., Ltd., ADR                         370,900       3,145,232
                                                         -------------
        Semiconductors & Semiconductor Equipment Total      25,201,983

   SOFTWARE - 4.4%
      Adobe Systems, Inc.                       50,100       3,365,217
      Amdocs Ltd. (a)                          110,300       3,132,520
      Fair Isaac Corp.                          35,450       1,220,898
      Microsoft Corp.                          537,610      12,994,034
      Oracle Corp. (a)                         311,230       3,884,150
                                                         -------------
                                        Software Total      24,596,819
                                                         -------------
                          INFORMATION TECHNOLOGY TOTAL     109,213,789

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

MATERIALS - 6.5%

   CHEMICALS - 1.5%
      BASF AG, ADR                              26,700       1,883,685
      E.I. du Pont de Nemours & Co.            129,550       6,638,142
                                                         -------------
                                       Chemicals Total       8,521,827

   CONSTRUCTION MATERIALS - 0.6%
      Vulcan Materials Co.                      57,129       3,246,641
                                                         -------------
                          Construction Materials Total       3,246,641

   CONTAINERS & PACKAGING - 1.4%
      Sealed Air Corp. (a)                      56,690       2,944,479
      Smurfit-Stone Container Corp. (a)        319,190       4,937,869
                                                         -------------
                          Containers & Packaging Total       7,882,348

   METALS & MINING - 2.8%
      Alcoa, Inc.                              188,360       5,724,260
      Companhia Vale do Rio Doce, ADR          112,400       2,986,468
      International Steel Group, Inc. (a)      123,140       4,864,030
      Peabody Energy Corp.                      49,400       2,290,184
                                                         -------------
                                 Metals & Mining Total      15,864,942

   PAPER & FOREST PRODUCTS - 0.2%
      Sappi Ltd., ADR                           85,700       1,054,110
                                                         -------------
                         Paper & Forest Products Total       1,054,110
                                                         -------------
                                       MATERIALS TOTAL      36,569,868

TELECOMMUNICATION SERVICES - 2.9%

   DIVERSIFIED TELECOMMUNICATION SERVICES - 2.5%
      CenturyTel, Inc.                          42,570       1,397,999
      Qwest Communications
        International, Inc. (a)                555,880       2,056,756
      Telefonos de Mexico SA de CV, ADR        111,950       3,865,634
      Verizon Communications, Inc.             190,500       6,762,750
                                                         -------------
          Diversified Telecommunication Services Total      14,083,139

   WIRELESS TELECOMMUNICATION SERVICES - 0.4%
      Nextel Communications, Inc., Class A (a)  84,110       2,390,406
                                                         -------------
             Wireless Telecommunication Services Total       2,390,406
                                                         -------------
                      TELECOMMUNICATION SERVICES TOTAL      16,473,545

UTILITIES - 2.0%

   ELECTRIC UTILITIES - 1.3%
      Exelon Corp.                              84,300       3,868,527
      PG&E Corp.                               108,700       3,706,670
                                                         -------------
                              Electric Utilities Total       7,575,197

                            See Accompanying Notes to Financial Statements. | 53

________________________________________________________________________________
MARCH 31, 2005 (UNAUDITED)                          COLUMBIA LARGE CAP CORE FUND

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

UTILITIES - (CONTINUED)

   MULTI-UTILITIES & UNREGULATED POWER - 0.7%
      Sempra Energy                             95,700       3,812,688
                                                         -------------
             Multi-Utilities & Unregulated Power Total       3,812,688
                                                         -------------
                                       UTILITIES TOTAL      11,387,885

                                   Total Common Stocks
                                (cost of $500,262,124)     554,701,517

                                             PAR ($)
----------------------------------------------------------------------

SHORT-TERM OBLIGATION - 0.4%

      Repurchase agreement with State
      Street Bank & Trust Co., dated
      03/31/05, due 04/01/05 at 2.450%,
      collateralized by a U.S. Treasury
      Bond maturing 02/15/25, market
      value of $2,392,765 (repurchase
      proceeds $2,340,159)                   2,340,000       2,340,000
                                                         -------------

                           Total Short-Term Obligation
                                  (cost of $2,340,000)       2,340,000

                             TOTAL INVESTMENTS - 98.7%
                            (COST OF $502,602,124) (b)     557,041,517

                OTHER ASSETS & LIABILITIES, NET - 1.3%       7,120,361

                                   NET ASSETS - 100.0%     564,161,878

NOTES TO INVESTMENT PORTFOLIO:

(a) Non-income producing security.

(b) Cost for federal income tax purposes is $502,602,124.

At March 31, 2005, the Fund held investments in the following sectors:

                                                                % OF
    SECTOR                                                   NET ASSETS
    ------                                                   ----------
    Information Technology                                        19.4%
    Consumer Discretionary                                        15.3
    Financials                                                    15.2
    Health Care                                                   12.2
    Industrials                                                   10.2
    Consumer Staples                                               9.0
    Materials                                                      6.5
    Energy                                                         5.6
    Telecommunication Services                                     2.9
    Utilities                                                      2.0
    Short-Term Obligation                                          0.4
    Other Assets & Liabilities, Net                                1.3
                                                             ----------
                                                                 100.0%
                                                             ==========

      ACRONYM                  NAME
      -------                  ----
      ADR                      American Depositary Receipt

54 | See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO ___________________________________________________________
MARCH 31, 2005 (UNAUDITED)                               COLUMBIA SMALL CAP FUND

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

COMMON STOCKS - 94.4%

CONSUMER DISCRETIONARY - 21.8%

   AUTO COMPONENTS - 1.1%
      Cooper Tire & Rubber Co.                 239,870       4,404,013
      Keystone Automotive Industries,
        Inc. (a)                               300,000       6,948,000
      R&B, Inc. (a)                            321,766       4,266,617
      Sauer-Danfoss, Inc.                      112,200       2,539,086
                                                         -------------
                                 Auto Components Total      18,157,716

   HOTELS, RESTAURANTS & LEISURE - 4.9%
      Buca, Inc. (a)                           374,300       2,350,230
      CEC Entertainment, Inc. (a)              227,230       8,316,618
      Checkers Drive-In Restaurant,
        Inc. (a)(b)                            584,400       7,719,924
      Famous Dave's of America, Inc. (a)       477,400       6,721,792
      Friendly Ice Cream Corp. (a)             230,000       1,872,200
      Gaylord Entertainment Co. (a)            203,800       8,233,520
      Jack in the Box, Inc. (a)                234,100       8,685,110
      O'Charleys, Inc. (a)                     627,005      13,631,089
      Ruby Tuesday, Inc.                       210,500       5,113,045
      Ryan's Restaurant Group, Inc. (a)        418,650       6,082,984
      Steak n Shake Co. (a)                    182,000       3,521,700
      Total Entertainment Restaurant
        Corp. (a)(b)                           501,000       5,706,390
                                                         -------------
                   Hotels, Restaurants & Leisure Total      77,954,602

   HOUSEHOLD DURABLES - 0.9%
      Bassett Furniture Industries, Inc.       138,850       2,735,345
      Kimball International, Inc., Class B     127,400       1,847,300
      Yankee Candle Co., Inc. (a)              300,700       9,532,190
                                                         -------------
                              Household Durables Total      14,114,835

   INTERNET & CATALOG RETAIL - 0.6%
      Alloy, Inc. (a)                          787,700       4,631,676
      Valuevision Media, Inc., Class A (a)     409,000       5,059,330
                                                         -------------
                       Internet & Catalog Retail Total       9,691,006

   LEISURE EQUIPMENT & PRODUCTS - 1.6%
      Callaway Golf Co.                        367,700       4,706,560
      RC2 Corp. (a)                            350,900      11,930,600
      Steinway Musical Instruments, Inc. (a)   230,600       6,908,776
      Topps Co., Inc.                          268,900       2,476,569
                                                         -------------
                    Leisure Equipment & Products Total      26,022,505

   MEDIA - 3.6%
      ADVO, Inc.                               360,699      13,508,178
      Catalina Marketing Corp.                 370,400       9,593,360
      Journal Communications, Inc., Class A    179,400       2,969,070
      Journal Register Co. (a)                 367,500       6,137,250
      Paxson Communications Corp. (a)        1,275,400         880,026
      Pulitzer, Inc.                           112,600       7,175,998
      Regent Communications, Inc. (a)          839,100       4,489,185
      Scholastic Corp. (a)                     249,600       9,207,744

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

      Sinclair Broadcast Group, Inc., Class A  263,100       2,112,693
      Young Broadcasting, Inc., Class A (a)    229,400       1,982,016
                                                         -------------
                                           Media Total      58,055,520

   SPECIALTY RETAIL - 6.7%
      AC Moore Arts & Crafts, Inc. (a)          90,000       2,399,400
      Buckle, Inc.                             349,900      12,215,009
      Dress Barn, Inc. (a)                     260,700       4,749,954
      Gaiam, Inc. (a)                          448,600       2,485,244
      Gymboree Corp. (a)                       557,200       6,987,288
      Hancock Fabrics, Inc.                    424,300       3,156,792
      Haverty Furniture Companies, Inc.        186,200       2,839,550
      Hot Topic, Inc. (a)                      276,600       6,043,710
      Jarden Corp. (a)                         124,050       5,691,414
      Kirkland's, Inc. (a)                     256,200       2,833,572
      Lithia Motors, Inc., Class A             354,800       9,086,428
      Men's Wearhouse, Inc. (a)                100,000       4,221,000
      Monro Muffler, Inc. (a)                  220,000       5,678,200
      Party City Corp. (a)                     499,400       7,311,216
      Regis Corp.                              178,800       7,318,284
      Rent-A-Center, Inc. (a)                  197,750       5,400,553
      Rush Enterprises, Inc., Class A (a)      150,000       2,352,000
      Rush Enterprises, Inc., Class B (a)      200,000       3,372,000
      Sports Authority, Inc. (a)               249,600       6,864,000
      Stage Stores, Inc. (a)                   168,800       6,480,232
                                                         -------------
                                Specialty Retail Total     107,485,846

   TEXTILES, APPAREL & LUXURY GOODS - 2.4%
      Ashworth, Inc. (a)                       300,000       3,417,000
      Phillips-Van Heusen Corp.                243,800       6,494,832
      Quiksilver, Inc. (a)                     212,000       6,154,360
      Rocky Shoes & Boots, Inc. (a)            133,600       3,546,946
      Tommy Hilfiger Corp. (a)                 400,900       4,690,530
      Unifirst Corp.                           369,900      14,759,010
                                                         -------------
                Textiles, Apparel & Luxury Goods Total      39,062,678
                                                         -------------
                          CONSUMER DISCRETIONARY TOTAL     350,544,708

CONSUMER STAPLES - 2.5%

   FOOD & STAPLES RETAILING - 0.4%
      Casey's General Stores, Inc.             260,470       4,680,646
      Wild Oats Markets, Inc. (a)              193,300       2,054,779
                                                         -------------
                        Food & Staples Retailing Total       6,735,425

   FOOD PRODUCTS - 1.5%
      Central Garden & Pet Co. (a)             188,600       8,271,996
      Corn Products International, Inc.        291,600       7,578,684
      Delta & Pine Land Co.                    318,200       8,591,400
                                                         -------------
                                   Food Products Total      24,442,080

   HOUSEHOLD PRODUCTS - 0.6%
      Rayovac Corp. (a)                        213,600       8,885,760
                                                         -------------
                              Household Products Total       8,885,760
                                                         -------------
                                CONSUMER STAPLES TOTAL      40,063,265

                            See Accompanying Notes to Financial Statements. | 55

________________________________________________________________________________
MARCH 31, 2005 (UNAUDITED)                               COLUMBIA SMALL CAP FUND

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

ENERGY - 5.4%

   ENERGY EQUIPMENT & SERVICES - 2.5%
      Atwood Oceanics, Inc. (a)                 84,500       5,622,630
      Core Laboratories NV (a)                 130,300       3,344,801
      Gulfmark Offshore, Inc. (a)              532,900      13,807,439
      Newpark Resources, Inc. (a)              831,000       4,894,590
      Oceaneering International, Inc. (a)      180,600       6,772,500
      Offshore Logistics, Inc. (a)             100,000       3,332,000
      Oil States International, Inc. (a)       145,000       2,979,750
                                                         -------------
                     Energy Equipment & Services Total      40,753,710

   OIL & GAS - 2.9%
      Houston Exploration Co. (a)              137,500       7,830,625
      Southwestern Energy Co. (a)              191,600      10,875,216
      Vintage Petroleum, Inc.                  181,000       5,694,260
      W&T Offshore, Inc. (a)                    39,500         820,020
      Warren Resources, Inc. (a)               125,100       1,342,323
      Western Gas Resources, Inc.              100,000       3,445,000
      Whiting Petroleum Corp. (a)              392,400      16,002,072
                                                         -------------
                                       Oil & Gas Total      46,009,516
                                                         -------------
                                          ENERGY TOTAL      86,763,226

FINANCIALS - 9.5%

   COMMERCIAL BANKS - 2.6%
      EuroBancshares, Inc. (a)                 129,200       2,184,772
      First Niagara Financial Group, Inc.      465,500       6,149,255
      Matrix Bancorp, Inc. (a)                 227,400       2,842,500
      NewAlliance Bancshares, Inc.             498,500       6,979,000
      Oriental Financial Group                 408,140       9,558,639
      Republic Bancorp, Inc.                   192,540       2,606,992
      SNB Bancshares Inc. (a)                  233,700       2,643,147
      Taylor Capital Group, Inc.               129,628       4,232,354
      UMB Financial Corp.                       86,500       4,923,580
                                                         -------------
                                Commercial Banks Total      42,120,239

   CONSUMER FINANCE - 0.1%
      Rewards Network, Inc. (a)                472,600       1,966,016
                                                         -------------
                                Consumer Finance Total       1,966,016

   DIVERSIFIED FINANCIAL SERVICES - 0.4%
      Prospect Energy Corp.                    158,997       2,038,341
      QC Holdings, Inc. (a)                    225,100       3,383,253
                                                         -------------
                  Diversified Financial Services Total       5,421,594

   INSURANCE - 3.2%
      AmerUs Group Co.                         156,320       7,386,120
      Bristol West Holdings, Inc.              256,100       3,969,550
      Direct General Corp.                     215,100       4,418,154
      EMC Insurance Group, Inc.                193,800       3,693,828
      Horace Mann Educators Corp.              271,200       4,811,088
      Hub International Ltd.                   210,000       4,053,000
      Midland Co.                              178,700       5,630,837

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

      National Interstate Corp. (a)             34,200         574,560
      Navigators Group, Inc. (a)               152,800       5,064,556
      NYMAGIC, Inc.                            105,000       2,488,500
      Ohio Casualty Corp. (a)                  295,600       6,792,888
      Phoenix Companies, Inc.                  199,900       2,554,722
                                                         -------------
                                       Insurance Total      51,437,803

   REAL ESTATE - 1.9%
      Acadia Realty Trust, REIT                231,100       3,716,088
      Corporate Office Properties Trust, REIT   47,600       1,260,448
      First Potomac Realty Trust, REIT         400,000       9,140,000
      Gramercy Capital Corp., REIT             272,400       5,311,800
      Innkeepers USA Trust, Inc., REIT         466,100       6,017,351
      Jones Lang LaSalle, Inc. (a)              86,500       4,035,225
                                                         -------------
                                     Real Estate Total      29,480,912

   THRIFTS & MORTGAGE FINANCE - 1.3%
      Anchor BanCorp Wisconsin, Inc.            83,500       2,347,185
      Dime Community Bancshares                283,200       4,304,640
      Flagstar BanCorp, Inc.                   230,600       4,508,230
      Jefferson Bancshares, Inc.               266,400       3,290,040
      Webster Financial Corp.                  106,300       4,827,083
      Willow Grove Bancorp, Inc.               124,099       1,997,994
                                                         -------------
                      Thrifts & Mortgage Finance Total      21,275,172
                                                         -------------
                                      FINANCIALS TOTAL     151,701,736

HEALTH CARE - 13.7%

   BIOTECHNOLOGY - 1.4%
      BioMarin Pharmaceuticals, Inc. (a)       399,850       2,059,227
      CV Therapeutics, Inc. (a)                184,200       3,750,312
      Lifecell Corp. (a)                       580,000       5,162,000
      PRAECIS Pharmaceuticals, Inc. (a)        507,100         532,455
      Serologicals Corp. (a)                   320,500       7,833,020
      Strategic Diagnostics, Inc. (a)          653,200       1,953,068
      Threshold Pharmaceuticals, Inc. (a)      288,600       1,728,714
                                                         -------------
                                   Biotechnology Total      23,018,796

   HEALTH CARE EQUIPMENT & SUPPLIES - 5.9%
      Analogic Corp.                           158,700       6,863,775
      Cutera, Inc. (a)                         350,000       6,748,000
      Cytyc Corp. (a)                          174,600       4,017,546
      Datascope Corp.                          229,150       7,007,407
      Haemonetics Corp. (a)                    161,900       6,825,704
      Invacare Corp.                           473,800      21,145,694
      Lifecore Biomedical, Inc. (a)            242,100       4,302,117
      STAAR Surgical Co. (a)                   645,900       2,525,469
      SurModics, Inc. (a)                      140,000       4,467,400
      Thoratec Corp. (a)                       749,200       9,155,224
      Viasys Healthcare, Inc. (a)              347,000       6,620,760
      West Pharmaceutical Services, Inc.       565,700      13,520,230
      Wilson Greatbatch Technologies,
        Inc. (a)                                47,800         871,872
                                                         -------------
      Health Care Equipment & Supplies Total                94,071,198

56 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
MARCH 31, 2005 (UNAUDITED)                               COLUMBIA SMALL CAP FUND

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

HEALTH CARE - (CONTINUED)

   HEALTH CARE PROVIDERS & SERVICES - 5.0%
      LabOne, Inc. (a)                         182,300       6,285,704
      LifePoint Hospitals, Inc. (a)            164,600       7,216,064
      Magellan Health Services, Inc. (a)       176,200       5,999,610
      Pediatrix Medical Group, Inc. (a)        212,200      14,554,798
      Priority Healthcare Corp., Class B (a)   316,975       6,856,169
      Province Healthcare Co. (a)               85,700       2,064,513
      PSS World Medical, Inc. (a)              640,700       7,284,759
      Psychiatric Solutions, Inc. (a)           58,800       2,704,800
      Res-Care, Inc. (a)                     1,145,925      14,335,522
      Triad Hospitals, Inc. (a)                180,900       9,063,090
      U.S. Physical Therapy, Inc. (a)          314,200       4,392,516
                                                         -------------
                Health Care Providers & Services Total      80,757,545

   PHARMACEUTICALS - 1.4%
      Acusphere, Inc. (a)                      369,500       1,998,995
      Critical Therapeutics, Inc. (a)          229,200       1,556,268
      KV Pharmaceutical Co., Class A (a)       174,000       4,036,800
      Perrigo Co.                              288,300       5,520,945
      Valeant Pharmaceuticals International    431,526       9,717,966
                                                         -------------
                                 Pharmaceuticals Total      22,830,974
                                                         -------------
                                     HEALTH CARE TOTAL     220,678,513

INDUSTRIALS - 16.5%

   AEROSPACE & DEFENSE - 1.7%
      Armor Holdings, Inc. (a)                 440,265      16,329,429
      Ladish Co., Inc. (a)                     276,300       3,260,340
      Moog, Inc., Class A (a)                  156,000       7,051,200
                                                         -------------
                             Aerospace & Defense Total      26,640,969

   AIR FREIGHT & LOGISTICS - 0.3%
      EGL, Inc. (a)                            230,600       5,257,680
                                                         -------------
                         Air Freight & Logistics Total       5,257,680

   BUILDING PRODUCTS - 1.0%
      Jacuzzi Brands, Inc. (a)                 807,500       7,881,200
      NCI Building Systems, Inc. (a)           222,900       8,603,940
                                                         -------------
                               Building Products Total      16,485,140

   COMMERCIAL SERVICES & SUPPLIES - 4.8%
      Bennett Environmental, Inc. (a)          500,000       1,445,000
      Cornell Companies, Inc. (a)              610,200       7,688,520
      Danka Business Systems PLC,
        ADR (a)                              1,600,000       2,560,000
      FTI Consulting, Inc. (a)                 620,000      12,796,800
      G&K Services, Inc., Class A              155,500       6,265,095
      HMS Holdings Corp. (a)                   194,400       1,438,560
      infoUSA, Inc.                            358,100       3,763,631
      Kforce, Inc. (a)                       1,002,604      11,018,618
      McGrath Rentcorp                         140,800       3,291,904
      MPW Industrial Services Group,
        Inc. (a)                               188,100         445,797

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

      Nashua Corp. (a)                         169,600       1,475,520
      NCO Group, Inc. (a)                      368,330       7,200,851
      Nobel Learning Communities, Inc. (a)     103,200         861,720
      RemedyTemp, Inc. (a)                     125,210       1,233,319
      School Specialty, Inc. (a)               116,300       4,554,308
      Spherion Corp. (a)                       499,200       3,739,008
      Tetra Tech, Inc. (a)                     463,500       5,849,370
      Willis Lease Finance Corp. (a)            87,100         718,575
                                                         -------------
                  Commercial Services & Supplies Total      76,346,596

   CONSTRUCTION & ENGINEERING - 2.0%
      Chicago Bridge & Iron Co., NV,
        N.Y. Registered Shares                 385,200      16,960,356
      EMCOR Group, Inc. (a)                    261,500      12,243,430
      Shaw Group, Inc. (a)                     132,800       2,895,040
                                                         -------------
                      Construction & Engineering Total      32,098,826

   ELECTRICAL EQUIPMENT - 0.3%
      General Cable Corp. (a)                  221,800       2,677,126
      Powell Industries, Inc. (a)               66,400       1,229,728
      Wood's (T.B.) Corp.                      108,207         596,220
                                                         -------------
                            Electrical Equipment Total       4,503,074

   MACHINERY - 4.6%
      AGCO Corp. (a)                           226,300       4,129,975
      Albany International Corp., Class A      600,005      18,528,155
      Briggs & Stratton Corp.                  173,200       6,306,212
      CIRCOR International, Inc.               242,000       5,965,300
      Key Technology, Inc. (a)(b)              259,265       2,551,168
      Lydall, Inc. (a)                         188,600       2,093,460
      Oshkosh Truck Corp.                       64,500       5,288,355
      Reliance Steel & Aluminum Co.            219,500       8,782,195
      Terex Corp. (a)                          228,344       9,887,295
      Thomas Industries, Inc.                  136,885       5,426,121
      Watts Water Technologies, Inc., Class A  170,000       5,543,700
                                                         -------------
                                       Machinery Total      74,501,936

   ROAD & RAIL - 1.8%
      Arkansas Best Corp.                      253,000       9,558,340
      Kansas City Southern (a)                 403,845       7,778,054
      P.A.M. Transportation Services, Inc. (a) 176,400       3,034,080
      RailAmerica, Inc. (a)                    376,800       4,702,464
      Werner Enterprises, Inc.                 185,125       3,596,979
                                                         -------------
                                     Road & Rail Total      28,669,917
                                                         -------------
                                     INDUSTRIALS TOTAL     264,504,138

INFORMATION TECHNOLOGY - 15.0%

   COMMUNICATIONS EQUIPMENT - 0.5%
      Paradyne Networks Corp. (a)            1,050,000       2,194,500
      Performance Technologies, Inc. (a)(b)    751,700       5,006,322
                                                         -------------
                        Communications Equipment Total       7,200,822

   COMPUTERS & PERIPHERALS - 1.7%
      Cray, Inc. (a)                           814,500       2,076,975
      Hypercom Corp. (a)                       545,800       2,581,634
      Imation Corp.                            309,500      10,755,125

                            See Accompanying Notes to Financial Statements. | 57

________________________________________________________________________________
MARCH 31, 2005 (UNAUDITED)                               COLUMBIA SMALL CAP FUND

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

INFORMATION TECHNOLOGY - (CONTINUED)

   COMPUTERS & PERIPHERALS - (CONTINUED)
      Maxtor Corp. (a)                         334,600       1,780,072
      Presstek, Inc. (a)                       397,600       3,069,472
      Rimage Corp. (a)                         162,900       3,233,565
      Storage Technology Corp. (a)             100,000       3,080,000
                                                         -------------
                         Computers & Peripherals Total      26,576,843

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.9%
      Agilysys, Inc.                           289,600       5,693,536
      Benchmark Electronics, Inc. (a)          848,950      27,022,079
      Keithley Instruments, Inc.               343,640       5,542,913
      LeCroy Corp. (a)                         139,500       2,389,635
      LSI Industries, Inc.                     900,965      10,117,837
      Merix Corp. (a)                          403,600       4,524,356
      Rogers Corp. (a)                          82,200       3,288,000
      Technitrol, Inc. (a)                     313,010       4,670,109
                                                         -------------
              Electronic Equipment & Instruments Total      63,248,465

   INTERNET SOFTWARE & SERVICES - 0.6%
      Allscripts Healthcare Solutions, Inc. (a)200,000       2,860,000
      Selectica, Inc. (a)                      872,800       2,810,416
      Tumbleweed Communications
        Corp. (a)                              815,000       2,249,400
      webMethods, Inc. (a)                     403,600       2,211,728
                                                         -------------
                    Internet Software & Services Total      10,131,544

   IT SERVICES - 2.5%
      Analysts International Corp. (a)         623,900       2,258,518
      Carreker Corp. (a)                       286,500       1,607,265
      Computer Task Group, Inc. (a)            900,200       3,582,796
      Inforte Corp. (a)                        500,000       2,700,000
      Integral Systems, Inc.                   168,100       3,859,576
      ProQuest Co. (a)                         394,230      14,251,415
      Startek, Inc.                            449,900       7,558,320
      TNS, Inc. (a)                            255,600       4,588,020
                                                         -------------
                                     IT Services Total      40,405,910

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.9%
      Anadigics, Inc. (a)                      364,300         524,592
      Asyst Technologies, Inc. (a)             155,700         745,803
      Fairchild Semiconductor
        International, Inc. (a)                587,500       9,006,375
      hi/fn, Inc. (a)                          500,000       3,625,000
      IXYS Corp. (a)                           288,300       3,298,152
      ON Semiconductor Corp. (a)             1,153,200       4,555,140
      Pericom Semiconductor Corp. (a)          400,460       3,431,942
      STATS ChipPAC Ltd. (a)                   281,184       1,858,626
      Ultratech, Inc. (a)                      230,600       3,366,760
                                                         -------------
        Semiconductors & Semiconductor Equipment Total      30,412,390

   SOFTWARE - 3.9%
      BindView Development Corp. (a)         1,510,500       4,954,440
      MAPICS, Inc. (a)                         196,800       2,505,264
      MapInfo Corp. (a)                        249,000       2,997,960

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

      Mediware Information Systems (a)         314,600       3,372,512
      Mentor Graphics Corp. (a)                289,200       3,962,040
      MSC.Software Corp. (a)                   460,515       5,125,532
      NetIQ Corp. (a)                          288,300       3,295,269
      PLATO Learning, Inc. (a)                 663,700       5,176,860
      Progress Software Corp. (a)              296,500       7,774,230
      Sonic Solutions (a)                      346,000       5,207,300
      Sybase, Inc. (a)                         640,600      11,825,476
      THQ, Inc. (a)                            221,700       6,238,638
                                                         -------------
                                        Software Total      62,435,521
                                                         -------------
                          INFORMATION TECHNOLOGY TOTAL     240,411,495

MATERIALS - 6.7%

   CHEMICALS - 4.1%
      Airgas, Inc.                             251,900       6,017,891
      Albemarle Corp.                          246,360       8,957,650
      Cambrex Corp.                            296,700       6,319,710
      H.B. Fuller Co.                          330,860       9,594,940
      MacDermid, Inc.                          475,200      15,444,000
      Olin Corp.                               176,900       3,944,870
      Sensient Technologies Corp.              307,800       6,636,168
      Spartech Corp.                           412,800       8,194,080
                                                         -------------
                                       Chemicals Total      65,109,309

   CONTAINERS & PACKAGING - 1.1%
      Greif, Inc., Class A                     198,800      13,852,384
      Longview Fibre Co.                       174,800       3,279,248
      Peak International Ltd. (a)              244,650         929,670
                                                         -------------
                          Containers & Packaging Total      18,061,302

   METALS & MINING - 1.1%
      Brush Engineered Materials, Inc. (a)     290,800       5,533,924
      Foundation Coal Holdings, Inc.            43,100       1,013,281
      GrafTech International Ltd. (a)          369,500       2,102,455
      Hecla Mining Co. (a)                     298,300       1,634,684
      Northwest Pipe Co. (a)                   303,150       7,484,773
                                                         -------------
                                 Metals & Mining Total      17,769,117

   PAPER & FOREST PRODUCTS - 0.4%
      Buckeye Technologies, Inc. (a)           144,900       1,564,920
      Glatfelter                               331,440       4,888,740
                                                         -------------
                         Paper & Forest Products Total       6,453,660
                                                         -------------
                                       MATERIALS TOTAL     107,393,388

TELECOMMUNICATION SERVICES - 0.8%

   DIVERSIFIED TELECOMMUNICATION SERVICES - 0.7%
      CT Communications, Inc.                  208,400       2,194,452
      General Communication, Inc.,
        Class A (a)                            417,300       3,809,949
      Premiere Global Services, Inc. (a)       388,300       4,395,556
                                                         -------------
          Diversified Telecommunication Services Total      10,399,957

58 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
MARCH 31, 2005 (UNAUDITED)                               COLUMBIA SMALL CAP FUND

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

TELECOMMUNICATION SERVICES - (CONTINUED)

   WIRELESS TELECOMMUNICATION SERVICES - 0.1%
      LCC International, Inc., Class A (a)     560,700       2,360,547
                                                         -------------
             Wireless Telecommunication Services Total       2,360,547
                                                         -------------
                      TELECOMMUNICATION SERVICES TOTAL      12,760,504

UTILITIES - 2.5%

   ELECTRIC UTILITIES - 0.2%
      Idacorp, Inc.                            102,800       2,916,436
                                                         -------------
                              Electric Utilities Total       2,916,436

   GAS UTILITIES - 1.7%
      Cascade Natural Gas Corp.                 92,550       1,847,298
      New Jersey Resources Corp.               158,750       6,910,388
      Northwest Natural Gas Co.                154,700       5,595,499
      South Jersey Industries, Inc.            105,500       5,950,200
      Southwest Gas Corp.                      301,500       7,284,240
                                                         -------------
                                   Gas Utilities Total      27,587,625

   WATER UTILITIES - 0.6%
      American States Water Co.                135,150       3,419,295
      Aqua America, Inc.                       124,468       3,032,040
      California Water Service Group           104,200       3,477,153
                                                         -------------
                                 Water Utilities Total       9,928,488
                                                         -------------
                                       UTILITIES TOTAL      40,432,549

                                   Total Common Stocks
                              (cost of $1,249,105,862)   1,515,253,522

                                             PAR ($)
----------------------------------------------------------------------

SHORT-TERM OBLIGATION - 3.3%

      Repurchase agreement with State
      Street Bank & Trust Co., dated 03/31/05,
      due 04/01/05 at 2.450%, collateralized
      by a U.S. Treasury Bill maturing
      05/19/05, market value of $53,684,400
      (repurchase proceeds $52,634,582)     52,631,000      52,631,000
                                                         -------------

                           Total Short-Term Obligation
                                 (cost of $52,631,000)      52,631,000

                             TOTAL INVESTMENTS - 97.7%
                          (COST OF $1,301,736,862) (c)   1,567,884,522

                OTHER ASSETS & LIABILITIES, NET - 2.3%      37,104,305

                                   NET ASSETS - 100.0%   1,604,988,827

NOTES TO INVESTMENT PORTFOLIO:

(a) Non-income producing security.

(b) Investments in affiliated companies at March 31, 2005:

    An affiliated company is a company in which the Fund has ownership of at least 5% of the voting shares outstanding.

    Security Name:          Checkers Drive-In Restaurant, Inc.

    Shares as of 09/30/04:                             607,900
    Shares sold:                                        23,500
    Shares as of 03/31/05:                             584,400
    Net realized gain:                              $   63,699
    Dividend income earned:                         $       --
    Value at end of period:                         $7,719,924

    Security Name:        Total Entertainment Restaurant Corp.

    Shares as of 09/30/04:                             501,000
    Shares purchased:                                       --
    Shares as of 03/31/05:                             501,000
    Net realized gain or loss:                      $       --
    Dividend income earned:                         $       --
    Value at end of period:                         $5,706,390

    Security Name:                        Key Technology, Inc.

    Shares as of 09/31/04:                             259,265
    Shares purchased:                                       --
    Shares as of 03/31/05:                             259,265
    Net realized gain or loss:                      $       --
    Dividend income earned:                         $       --
    Value at end of period:                         $2,551,168

    Security Name:              Performance Technologies, Inc.

    Shares as of 09/30/04:                             609,400
    Shares purchased:                                  142,300
    Shares as of 03/31/05:                             751,700
    Net realized gain or loss:                      $       --
    Dividend income earned:                         $       --
    Value at end of period:                         $5,006,322

(c) Cost for federal income tax purposes is $1,301,736,862.

At March 31, 2005, the Fund held investments in the following sectors:

                                                                % OF
    SECTOR                                                   NET ASSETS
    ------                                                   ----------
    Consumer Discretionary                                        21.8%
    Industrials                                                   16.5
    Information Technology                                        15.0
    Health Care                                                   13.7
    Financials                                                     9.5
    Materials                                                      6.7
    Energy                                                         5.4
    Utilities                                                      2.5
    Consumer Staples                                               2.5
    Telecommunication Services                                     0.8
    Short-Term Obligation                                          3.3
    Other Assets & Liabilities, Net                                2.3
                                                             ----------
                                                                 100.0%
                                                             ==========

       ACRONYM                 NAME
       -------                 ----
       ADR                     American Depositary Receipt
       REIT                    Real Estate Investment Trust

                            See Accompanying Notes to Financial Statements. | 59

INVESTMENT PORTFOLIO ___________________________________________________________
MARCH 31, 2005 (UNAUDITED)                    COLUMBIA SMALL COMPANY EQUITY FUND

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

COMMON STOCKS - 88.8%

CONSUMER DISCRETIONARY - 15.1%

   HOTELS, RESTAURANTS & LEISURE - 3.3%
      Gaylord Entertainment Co. (a)             96,300       3,890,520
      Pinnacle Entertainment, Inc. (a)         216,100       3,608,870
      Scientific Games Corp., Class A (a)      191,200       4,368,920
                                                         -------------
                   Hotels, Restaurants & Leisure Total      11,868,310

   LEISURE EQUIPMENT & PRODUCTS - 0.9%

      Marvel Enterprises, Inc. (a)             163,100       3,262,000
                                                         -------------
                    Leisure Equipment & Products Total       3,262,000

   MEDIA - 3.8%
      Cumulus Media, Inc., Class A (a)         223,200       3,180,600
      Lin TV Corp., Class A (a)                105,300       1,782,729
      Lions Gate Entertainment Corp. (a)       186,900       2,065,245
      Radio One, Inc., Class D (a)             209,300       3,087,175
      Sinclair Broadcast Group, Inc., Class A  244,900       1,966,547
      TiVo, Inc. (a)                           316,600       1,636,822
                                                         -------------
                                           Media Total      13,719,118

   MULTILINE RETAIL - 0.6%
      Fred's, Inc.                             122,600       2,105,042
                                                         -------------
                                Multiline Retail Total       2,105,042

   SPECIALTY RETAIL - 4.9%
      Bombay Co., Inc. (a)                     416,000       2,204,800
      Cost Plus, Inc. (a)                      128,700       3,459,456
      Design Within Reach, Inc. (a)             99,400       1,564,059
      Jarden Corp. (a)                         152,000       6,973,760
      Pacific Sunwear of California, Inc. (a)  100,100       2,800,798
      Party City Corp. (a)                      66,900         979,416
                                                         -------------
                                Specialty Retail Total      17,982,289

   TEXTILES, APPAREL & LUXURY GOODS - 1.6%
      Ashworth, Inc. (a)                       175,100       1,994,389
      Carter's, Inc. (a)                        64,500       2,563,875
      Jos. A. Bank Clothiers, Inc. (a)          44,600       1,306,780
                                                         -------------
                Textiles, Apparel & Luxury Goods Total       5,865,044
                                                         -------------
                          CONSUMER DISCRETIONARY TOTAL      54,801,803

ENERGY - 6.2%

   ENERGY EQUIPMENT & SERVICES - 2.1%
      Dawson Geophysical Co. (a)                77,400       1,873,080
      Maverick Tube Corp. (a)                   83,900       2,727,589
      Unit Corp. (a)                            72,100       3,256,757
                                                         -------------
                     Energy Equipment & Services Total       7,857,426

   OIL & GAS - 4.1%
      Edge Petroleum Corp. (a)                 140,700       2,329,992
      Energy Partners Ltd. (a)                  58,400       1,516,648
      InterOil Corp. (a)                        55,200       1,929,792
      Mission Resources Corp. (a)              368,500       2,608,980
      Pioneer Drilling Co. (a)                 131,800       1,814,886

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

      Spinnaker Exploration Co. (a)             60,300       2,142,459
      Western Gas Resources, Inc.               70,400       2,425,280
                                                         -------------
                                       Oil & Gas Total      14,768,037
                                                         -------------
                                          ENERGY TOTAL      22,625,463

FINANCIALS - 9.5%

   CAPITAL MARKETS - 1.1%
      Jefferies Group, Inc.                     94,600       3,564,528
      optionsXpress Holdings, Inc. (a)          33,200         537,508
                                                         -------------
                                 Capital Markets Total       4,102,036

   COMMERCIAL BANKS - 2.8%
      Boston Private Financial Holdings, Inc.   73,800       1,752,750
      East-West Bancorp, Inc.                   82,000       3,027,440
      Main Street Banks, Inc.                   36,200         958,576
      Mercantile Bank Corp.                     46,800       1,913,184
      Prosperity Bancshares, Inc.               91,100       2,413,239
                                                         -------------
                                Commercial Banks Total      10,065,189

   DIVERSIFIED FINANCIAL SERVICES - 2.7%
      ACE Cash Express, Inc. (a)                91,300       2,077,075
      Greenhill & Co., Inc.                     75,000       2,685,000
      MTC Technologies, Inc. (a)                83,500       2,713,750
      National Financial Partners Corp.         59,900       2,384,020
                                                         -------------
                  Diversified Financial Services Total       9,859,845

   INSURANCE - 1.5%
      Infinity Property & Casualty Corp.        89,200       2,788,392
      Philadelphia Consolidated
        Holding Co. (a)                         35,400       2,744,562
                                                         -------------
                                       Insurance Total       5,532,954

   REAL ESTATE - 0.5%
      HouseValues, Inc. (a)                    138,300       1,739,814
                                                         -------------
                                     Real Estate Total       1,739,814

   THRIFTS & MORTGAGE FINANCE - 0.9%
      Commercial Capital Bancorp, Inc.         148,100       3,013,835
                                                         -------------
                      Thrifts & Mortgage Finance Total       3,013,835
                                                         -------------
                                      FINANCIALS TOTAL      34,313,673

HEALTH CARE - 18.7%

   BIOTECHNOLOGY - 4.7%
      Cell Therapeutics, Inc. (a)              180,900         649,431
      Cytogen Corp. (a)                        161,300         933,927
      Enzo Biochem, Inc. (a)                   101,300       1,460,746
      Exact Sciences Corp. (a)                 228,800         816,816
      NeoPharm, Inc. (a)                       303,700       2,359,749
      Neurocrine Biosciences, Inc. (a)          50,100       1,906,806
      Protein Design Labs, Inc. (a)            157,900       2,524,821
      QLT, Inc. (a)                            256,600       3,299,876
      Telik, Inc. (a)                          205,800       3,103,464
                                                         -------------
                                   Biotechnology Total      17,055,636

60 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
MARCH 31, 2005 (UNAUDITED)                    COLUMBIA SMALL COMPANY EQUITY FUND

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

HEALTH CARE - (CONTINUED)

   HEALTH CARE EQUIPMENT & SUPPLIES - 3.9%
      Cardiac Science, Inc. (a)                542,700         624,105
      Conceptus, Inc. (a)                      152,400       1,188,720
      Integra LifeSciences Holdings Corp. (a)   67,400       2,373,828
      Medical Action Industries, Inc. (a)      199,409       3,768,830
      Palomar Medical Technologies, Inc. (a)    67,900       1,831,263
      Shamir Optical Industry Ltd. (a)          59,500         919,275
      SonoSite, Inc. (a)                        79,245       2,058,785
      Syneron Medical Ltd. (a)                  40,800       1,299,888
                                                         -------------
                Health Care Equipment & Supplies Total      14,064,694

   HEALTH CARE PROVIDERS & SERVICES - 3.6%
      Advisory Board Co. (a)                    63,200       2,761,840
      America Service Group, Inc. (a)           91,880       2,033,305
      American Retirement Corp. (a)            133,700       1,943,998
      Hythiam, Inc. (a)                        120,800       1,031,632
      Isolagen, Inc. (a)                       230,000       1,446,700
      LifePoint Hospitals, Inc. (a)             74,900       3,283,616
      U.S. Physical Therapy, Inc. (a)           53,200         743,736
                                                         -------------
                Health Care Providers & Services Total      13,244,827

   PHARMACEUTICALS - 6.5%
      Advancis Pharmaceutical Corp. (a)        253,863         939,293
      BioSante Pharmaceuticals, Inc. (a)       153,900         615,600
      Bone Care International, Inc. (a)        125,400       3,252,876
      Caraco Pharmaceutical
        Laboratories Ltd. (a)                   88,800         726,384
      DepoMed, Inc. (a)                        462,500       1,822,250
      DOV Pharmaceutical, Inc. (a)             208,100       2,846,808
      Nektar Therapeutics (a)                  176,900       2,465,986
      Neurochem, Inc. (a)                      120,100       1,430,391
      Noven Pharmaceuticals, Inc. (a)          151,500       2,569,440
      Renovis, Inc. (a)                        214,400       1,730,208
      Salix Pharmaceuticals Ltd. (a)           164,100       2,706,009
      Taro Pharmaceuticals
        Industries Ltd. (a)                     78,600       2,480,616
                                                         -------------
                                 Pharmaceuticals Total      23,585,861
                                                         -------------
                                     HEALTH CARE TOTAL      67,951,018

INDUSTRIALS - 12.8%

   AEROSPACE & DEFENSE - 1.5%
      DRS Technologies, Inc. (a)               129,700       5,512,250
                                                         -------------
                             Aerospace & Defense Total       5,512,250

   AIR FREIGHT & LOGISTICS - 1.8%
      EGL, Inc. (a)                            134,000       3,055,200
      UTI Worldwide, Inc.                       49,100       3,409,995
                                                         -------------
                         Air Freight & Logistics Total       6,465,195

   COMMERCIAL SERVICES & SUPPLIES - 4.6%
      Corporate Executive Board Co.             55,100       3,523,645
      Educate, Inc. (a)                        132,500       1,837,775
      Intersections, Inc. (a)                   78,400       1,140,720

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

      Laureate Education, Inc. (a)              76,500       3,273,435
      MDC Partners, Inc., Class A (a)          217,881       2,072,048
      Navigant Consulting, Inc. (a)            130,100       3,542,623
      NCO Group, Inc. (a)                       72,391       1,415,244
                                                         -------------
                  Commercial Services & Supplies Total      16,805,490

   ELECTRICAL EQUIPMENT - 1.1%
      Acuity Brands, Inc.                       68,200       1,841,400
      Plug Power, Inc. (a)                     320,000       2,112,000
                                                         -------------
                            Electrical Equipment Total       3,953,400

   MACHINERY - 1.7%
      Cuno, Inc. (a)                            51,875       2,665,856
      RAE Systems, Inc. (a)                    176,000         540,320
      Wabash National Corp.                    124,900       3,047,560
                                                         -------------
                                       Machinery Total       6,253,736

   ROAD & RAIL - 1.6%
      Genesee & Wyoming, Inc., Class A (a)      74,950       1,941,955
      Heartland Express, Inc.                  157,000       3,006,550
      Sirva, Inc. (a)                          122,000         867,420
                                                         -------------
                                     Road & Rail Total       5,815,925

   TRADING COMPANIES & DISTRIBUTORS - 0.5%
      Aceto Corp.                              214,500       1,591,590
                                                         -------------
                Trading Companies & Distributors Total       1,591,590
                                                         -------------
                                     INDUSTRIALS TOTAL      46,397,586

INFORMATION TECHNOLOGY - 24.9%

   COMMUNICATIONS EQUIPMENT - 2.9%
      Audiovox Corp., Class A (a)               87,400       1,113,476
      Finisar Corp. (a)                        773,000         966,250
      Foundry Networks, Inc. (a)               252,000       2,494,800
      Inter-Tel, Inc.                           99,200       2,430,400
      NICE Systems Ltd., ADR (a)                65,300       2,103,966
      NMS Communications Corp. (a)             306,100       1,313,169
                                                         -------------
                        Communications Equipment Total      10,422,061

   COMPUTERS & PERIPHERALS - 1.9%
      Applied Films Corp. (a)                   80,300       1,856,536
      PalmSource, Inc. (a)                     166,900       1,508,776
      Pinnacle Systems, Inc. (a)               361,200       2,019,108
      SimpleTech, Inc. (a)                     354,000       1,394,760
                                                         -------------
                         Computers & Peripherals Total       6,779,180

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.5%
      Anixter International, Inc. (a)           62,600       2,262,990
      Dolby Laboratories, Inc., Class A (a)     32,000         752,000
      Global Imaging Systems, Inc. (a)          66,800       2,368,728
      Itron, Inc. (a)                           62,000       1,837,680
      Photon Dynamics, Inc. (a)                 92,900       1,770,674
                                                         -------------
              Electronic Equipment & Instruments Total       8,992,072

   INTERNET SOFTWARE & SERVICES - 3.4%
      Corillian Corp. (a)                      640,300       2,228,244
      Digital River, Inc. (a)                   78,400       2,442,944
      Digitas, Inc. (a)                        395,000       3,989,500

                            See Accompanying Notes to Financial Statements. | 61

________________________________________________________________________________
MARCH 31, 2005 (UNAUDITED)                    COLUMBIA SMALL COMPANY EQUITY FUND

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

INFORMATION TECHNOLOGY - (CONTINUED)

   INTERNET SOFTWARE & SERVICES - (CONTINUED)
      Equinix, Inc. (a)                         68,700       2,908,758
      TeleCommunication Systems,
        Inc., Class A (a)                      366,700         979,089
                                                         -------------
                    Internet Software & Services Total      12,548,535

   IT SERVICES - 0.7%
      MAXIMUS, Inc.                             81,500       2,729,435
                                                         -------------
                                     IT Services Total       2,729,435

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 8.1%
      Brooks Automation, Inc. (a)              199,400       3,026,892
      Cypress Semiconductor Corp. (a)          232,100       2,924,460
      DSP Group, Inc. (a)                       87,100       2,243,696
      Entegris, Inc. (a)                       273,300       2,702,937
      FEI Co. (a)                              138,000       3,194,700
      Integrated Circuit Systems, Inc. (a)      78,900       1,508,568
      IXYS Corp. (a)                           261,800       2,994,992
      Leadis Technology, Inc. (a)              111,800         668,564
      Mykrolis Corp. (a)                       181,700       2,598,310
      Silicon Image, Inc. (a)                  180,300       1,813,818
      Silicon Storage Technology, Inc. (a)     347,300       1,291,956
      Ultratech, Inc. (a)                      189,200       2,762,320
      Zoran Corp. (a)                          148,400       1,535,940
                                                         -------------
        Semiconductors & Semiconductor Equipment Total      29,267,153

   SOFTWARE - 5.4%
      Captiva Software Corp. (a)               198,322       2,147,827
      Epicor Software Corp. (a)                212,300       2,781,130
      FileNET Corp. (a)                         90,800       2,068,424
      Magma Design Automation, Inc. (a)        197,600       2,345,512
      Manhattan Associates, Inc. (a)           146,100       2,976,057
      Micromuse, Inc. (a)                      455,500       2,063,415
      OpenTV Corp., Class A (a)                412,000       1,170,080
      ScanSoft, Inc. (a)                       269,600       1,002,912
      SeaChange International, Inc. (a)        145,300       1,881,635
      Verity, Inc. (a)                         143,600       1,357,020
                                                         -------------
                                        Software Total      19,794,012
                                                         -------------
                          INFORMATION TECHNOLOGY TOTAL      90,532,448

MATERIALS - 1.6%

   CHEMICALS - 1.2%
      Landec Corp. (a)                         254,500       1,852,760
      UAP Holding Corp. (a)                    153,500       2,471,350
                                                         -------------
                                       Chemicals Total       4,324,110

   METALS & MINING - 0.4%
      AMCOL International Corp.                 69,100       1,296,316
                                                         -------------
                                 Metals & Mining Total       1,296,316
                                                         -------------
                                       MATERIALS TOTAL       5,620,426

                                   Total Common Stocks
                                (cost of $295,478,672)     322,242,417

                                              SHARES       VALUE ($)
----------------------------------------------------------------------

INVESTMENT COMPANIES - 8.4%

      iShares Russell 2000 Growth
        Index Fund                             275,000      17,209,500
      iShares Russell 2000 Index Fund          107,920      13,182,428
                                                         -------------

                            Total Investment Companies
                                 (cost of $31,057,331)      30,391,928

                                             PAR ($)
----------------------------------------------------------------------

SHORT-TERM OBLIGATION - 1.9%

      Repurchase agreement with State Street
      Bank & Trust Co., dated 03/31/05, due
      04/01/05 at 2.450%, collateralized by a
      U.S. Treasury Bond maturing 08/15/22,
      market value of $7,201,600 (repurchase
      proceeds $7,059,480)                   7,059,000       7,059,000
                                                         -------------

                           Total Short-Term Obligation
                                  (cost of $7,059,000)       7,059,000

                             TOTAL INVESTMENTS - 99.1%

                            (COST OF $333,595,003) (b)     359,693,345

                OTHER ASSETS & LIABILITIES, NET - 0.9%       3,206,414

                                   NET ASSETS - 100.0%     362,899,759

NOTES TO INVESTMENT PORTFOLIO:

(a) Non-income producing security.

(b) Cost for federal income tax purposes is $333,595,003.

At March 31, 2005, the Fund held investments in the following sectors:

                                                                % OF
    SECTOR                                                   NET ASSETS
    ------                                                   ----------
    Information Technology                                        24.9%
    Health Care                                                   18.7
    Consumer Discretionary                                        15.1
    Industrials                                                   12.8
    Financials                                                     9.5
    Energy                                                         6.2
    Materials                                                      1.6
    Investment Companies                                           8.4
    Short-Term Obligation                                          1.9
    Other Assets & Liabilities, Net                                0.9
                                                             ----------
                                                                 100.0%
                                                             ==========

       ACRONYM                 NAME
       -------                 ----
       ADR                     American Depositary Receipt

62 | See Accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES ___________________________________________
MARCH 31, 2005 (UNAUDITED)                                 COLUMBIA EQUITY FUNDS


                                                                                                                         COLUMBIA
                                                    COLUMBIA      COLUMBIA      COLUMBIA     COLUMBIA      COLUMBIA        SMALL
                                                      ASSET       LARGE CAP    DISCIPLINED   LARGE CAP       SMALL        COMPANY
                                                   ALLOCATION      GROWTH         VALUE        CORE           CAP         EQUITY
                                                    FUND ($)      FUND ($)      FUND ($)     FUND ($)      FUND ($)      FUND ($)
                                                   -----------  -------------  -----------  -----------  -------------  -----------
ASSETS
    Unaffiliated investments, at identified cost   367,737,321  1,360,375,153  395,926,409  502,602,124  1,280,909,528  333,595,003
    Affiliated investments, at identified  cost             --             --           --           --     20,827,334           --
                                                   -----------  -------------  -----------  -----------  -------------  -----------
    Total investments, at identified  cost         367,737,321  1,360,375,153  395,926,409  502,602,124  1,301,736,862  333,595,003
                                                   -----------  -------------  -----------  -----------  -------------  -----------
    Unaffiliated investments, at value             407,947,071  1,590,193,994  438,845,311  557,041,517  1,546,900,718  359,693,345
    Affiliated investments, at value                        --             --           --           --     20,983,804           --
                                                   -----------  -------------  -----------  -----------  -------------  -----------
    Total investments, at value                    407,947,071  1,590,193,994  438,845,311  557,041,517  1,567,884,522  359,693,345
                                                   -----------  -------------  -----------  -----------  -------------  -----------
    Cash                                                33,247            170          834          611         20,351           56
    Foreign currency (cost of $13,618)                  13,515             --           --           --             --           --
    Receivable for:
        Investments sold                            12,868,336     21,295,100           --   45,590,392     43,261,584   10,521,358
        Fund shares sold                               101,953      1,187,832      206,831      110,461      1,036,636      517,361
        Interest                                     1,156,779            239          201          159          3,582          480
        Dividends                                      445,048      1,917,541      851,127      641,853        821,025      155,661
        Foreign tax reclaim                             15,464             --           --           --          2,680           33
        Expense reimbursement due from Investment
         Advisor                                            --             --           --       32,944             --           --
    Deferred compensation plan                          28,458         69,150       23,389       30,249         30,066       20,939
    Other assets                                            --        410,075           --      151,387             --           --
                                                   -----------  -------------  -----------  -----------  -------------  -----------
        Total assets                               422,609,871  1,615,074,101  439,927,693  603,599,573  1,613,060,446  370,909,233
                                                   -----------  -------------  -----------  -----------  -------------  -----------

LIABILITIES
    Payable for:
        Investments purchased on a delayed
         delivery basis                              5,025,781             --           --           --             --           --
        Investments purchased                       11,613,132     22,407,776           --   34,395,465      1,965,351    6,791,746
        Fund shares repurchased                      1,521,554      4,896,831      386,953    4,119,983      4,559,624      727,748
        Investment advisory fee                        229,788        577,747      261,608      264,904        968,737      236,050
        Administration fee                              23,784         56,924       25,064       27,140         91,666       21,087
        Transfer agent fee                             207,695        416,993      131,577      156,965        239,969      153,329
        Pricing and bookkeeping fees                     6,736          8,824        3,576        5,781         10,037        3,867
        Expenses received at merger                         --        493,873           --      317,271             --           --
        Trustees' fees                                      --            184           --          666             --           --
        Distribution and service fees                   81,132        104,372       44,598       63,834        187,414       24,747
        Custody fee                                     10,115          3,997        2,409        3,425          5,536        2,166
    Deferred compensation plan                          28,458         69,150       23,389       30,249         30,066       20,939
    Other liabilities                                   48,148         92,980       34,243       52,012         13,219       27,795
                                                   -----------  -------------  -----------  -----------  -------------  -----------
        Total liabilities                           18,796,323     29,129,651      913,417   39,437,695      8,071,619    8,009,474

NET ASSETS                                         403,813,548  1,585,944,450  439,014,276  564,161,878  1,604,988,827  362,899,759
                                                   -----------  -------------  -----------  -----------  -------------  -----------

NET ASSETS CONSIST OF
    Paid-in capital                                354,265,105  1,462,592,744  390,228,203  503,672,845  1,288,122,848  343,693,791
    Undistributed (overdistributed) net
     investment income                                (628,459)     2,439,169      427,535      237,288             --           --
    Accumulated net investment loss                         --             --           --           --     (2,051,646)  (1,808,608)
    Accumulated net realized gain (loss)             9,967,856   (108,906,304)   5,439,636    5,812,352     52,769,965   (5,083,766)
    Unrealized appreciation (depreciation) on:
        Investments                                 40,209,750    229,818,841   42,918,902   54,439,393    266,147,660   26,098,342
        Foreign currency translations                     (704)            --           --           --             --           --
                                                   -----------  -------------  -----------  -----------  -------------  -----------

NET ASSETS                                         403,813,548  1,585,944,450  439,014,276  564,161,878  1,604,988,827  362,899,759


                            See Accompanying Notes to Financial Statements. | 63

STATEMENTS OF ASSETS AND LIABILITIES ___________________________________________
MARCH 31, 2005 (UNAUDITED)                                 COLUMBIA EQUITY FUNDS


                                                                                                                         COLUMBIA
                                                    COLUMBIA      COLUMBIA      COLUMBIA     COLUMBIA      COLUMBIA        SMALL
                                                      ASSET       LARGE CAP    DISCIPLINED   LARGE CAP       SMALL        COMPANY
                                                   ALLOCATION      GROWTH         VALUE        CORE           CAP         EQUITY
                                                    FUND ($)      FUND ($)      FUND ($)     FUND ($)      FUND ($)      FUND ($)
                                                   -----------  -------------  -----------  -----------  -------------  -----------
CLASS A
    Net assets                                       3,462,493      9,732,062    3,463,911    9,573,735    212,088,255    5,040,405
    Shares outstanding                                 218,919        488,627      251,792      772,042     11,694,967      302,060
    Net asset value per share (a)                        15.82          19.92        13.76        12.40          18.14        16.69
    Maximum sales charge                                  5.75%          5.75%        5.75%        5.75%          5.75%        5.75%
    Maximum offering price per share (b)                 16.79          21.14        14.60        13.16          19.25        17.71
                                                   -----------  -------------  -----------  -----------  -------------  -----------

CLASS B
    Net assets                                       6,146,453      7,023,950    3,424,125    6,031,786     42,241,720    2,111,451
    Shares outstanding                                 388,681        369,645      260,249      501,755      2,416,676      136,048
    Net asset value and offering price per
       share (a)                                         15.81          19.00        13.16        12.02          17.48        15.52
                                                   -----------  -------------  -----------  -----------  -------------  -----------

CLASS C
    Net assets                                         560,158      1,217,311      450,550      516,985     65,001,890    1,020,145
    Shares outstanding                                  35,413         63,971       34,300       42,982      3,715,451       65,926
    Net asset value and offering price per
       share (a)                                         15.82          19.03        13.14        12.03          17.50        15.47
                                                   -----------  -------------  -----------  -----------  -------------  -----------

CLASS G
    Net assets                                      31,155,364     55,433,551    6,294,674   13,090,081     10,951,710    4,015,437
    Shares outstanding                               1,970,376      3,010,678      478,215    1,099,201        632,132      259,288
    Net asset value and offering price per
       share (a)                                         15.81          18.41        13.16        11.91          17.33        15.49
                                                   -----------  -------------  -----------  -----------  -------------  -----------

CLASS T
    Net assets                                     184,599,284    219,061,138  135,958,756  176,004,280    150,866,322   67,236,755
    Shares outstanding                              11,665,040     11,065,624    9,882,935   14,264,730      8,392,845    4,036,945
    Net asset value per share (a)                        15.83          19.80        13.76        12.34          17.98        16.66
    Maximum sales charge                                  5.75%          5.75%        5.75%        5.75%          5.75%        5.75%
    Maximum offering price per share (b)                 16.80          21.01        14.60        13.09          19.08        17.68
                                                   -----------  -------------  -----------  -----------  -------------  -----------

CLASS Z
    Net assets                                     177,889,796  1,293,476,438  289,422,260  358,945,011  1,123,838,930  283,475,566
    Shares outstanding                              11,249,405     63,856,935   20,655,503   28,829,821     61,361,639   16,066,925
    Net asset value, offering and redemption
       price per share                                   15.81          20.26        14.01        12.45          18.32        17.64


(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)   On sales of $50,000 or more the offering price is reduced.

64 | See Accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS _______________________________________________________
FOR THE SIX MONTHS ENDED MARCH 31, 2005 (UNAUDITED)        COLUMBIA EQUITY FUNDS


                                                                                                                         COLUMBIA
                                                     COLUMBIA      COLUMBIA     COLUMBIA     COLUMBIA       COLUMBIA       SMALL
                                                      ASSET        LARGE CAP   DISCIPLINED   LARGE CAP        SMALL       COMPANY
                                                    ALLOCATION      GROWTH        VALUE        CORE            CAP        EQUITY
                                                     FUND ($)      FUND ($)     FUND ($)     FUND ($)       FUND ($)     FUND ($)
                                                   -----------    -----------  -----------  -----------    -----------  -----------
NET INVESTMENT INCOME
INCOME
    Dividends                                        2,823,395      9,311,769    6,454,409    4,939,596      5,389,413      441,180
    Interest                                         3,684,848        162,190       23,354       17,550        948,319       42,406
    Foreign withholding tax                            (41,130)      (118,362)          --      (21,304)       (21,159)        (487)
                                                   -----------    -----------  -----------  -----------    -----------  -----------
        Total income                                 6,467,113      9,355,597    6,477,763    4,935,842      6,316,573      483,099
                                                   -----------    -----------  -----------  -----------    -----------  -----------

EXPENSES
    Investment advisory fee                          1,404,441      3,242,787    1,565,388    1,391,337      5,684,511    1,467,610
    Administration fee                                 141,071        317,099      148,093      132,460        551,250      131,106
    Distribution fee:
        Class B                                         20,693         15,463       11,239       14,409        158,491        7,863
        Class C                                          2,039          3,289        1,333        1,439        252,345        4,067
        Class G                                        119,873        154,672       23,368       49,283         36,995       14,446
    Service fee:
        Class A                                          4,103          6,023        3,614       11,463        276,393        6,447
        Class B                                          6,898          5,154        3,739        4,803         52,830        2,621
        Class C                                            680          1,096          444          480         84,115        1,356
        Class G                                         55,326         71,388       10,785       22,746         17,074        6,668
    Shareholder service fee-Class T                    280,355        337,540      204,699      271,305        228,875      106,229
    Transfer agent fee                                 505,195      1,054,698      366,843      477,741        704,167      400,381
    Pricing and bookkeeping fees                        74,759         48,414       28,341       30,769         67,443       29,014
    Trustees' fees                                       7,597         14,003        7,374        8,458         15,424        6,698
    Custody fee                                        105,558         17,070       10,543       13,686         27,929        8,828
    Merger costs                                            --         63,949           --       63,913             --           --
    Non-recurring costs (See Note 7)                     4,751         11,375        5,055        4,524         18,839        4,418
    Other expenses                                     131,936        208,811      110,112      136,581        201,127      105,902
                                                   -----------    -----------  -----------  -----------    -----------  -----------
        Total expenses                               2,865,275      5,572,831    2,500,970    2,635,397      8,377,808    2,303,654
    Expenses waived or reimbursed by Investment
      Advisor                                               --             --           --      (32,944)            --           --
    Fees waived by Transfer Agent                           --             --           --       (8,976)            --      (18,132)
    Custody earnings credit                                 --            (56)      (2,728)          --         (2,759)        (903)
    Non-recurring costs assumed by
        Investment Advisor (See Note 7)                 (4,751)      (11,375)       (5,055)      (4,524)       (18,839)      (4,418)
                                                   -----------    -----------  -----------  -----------    -----------  -----------
        Net expenses                                 2,860,524      5,561,400    2,493,187    2,588,953      8,356,210    2,280,201
                                                   -----------    -----------  -----------  -----------    -----------  -----------
    Net Investment Income (Loss)                     3,606,589      3,794,197    3,984,576    2,346,889     (2,039,637)  (1,797,102)
                                                   -----------    -----------  -----------  -----------    -----------  -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS, FOREIGN CURRENCY AND
    FOREIGN CAPITAL GAINS TAX
    Net realized gain (loss) on:
        Unaffiliated investments                    20,964,305     32,369,414   16,816,233    7,092,416     58,807,368   32,667,504
        Affiliated investments                              --             --           --           --         63,699           --
        Foreign currency transactions                  (46,153)            --           --           --             --           --
        Foreign capital gains tax                      (31,533)            --           --           --             --           --
                                                   -----------    -----------  -----------  -----------    -----------  -----------
        Net realized gain                           20,886,619     32,369,414   16,816,233    7,092,416     58,871,067   32,667,504
                                                   -----------    -----------  -----------  -----------    -----------  -----------
    Net change in unrealized appreciation
        (depreciation) on:
        Investments                                    372,354     31,383,693   17,560,646   14,444,253     93,493,254  (11,923,559)
        Foreign currency translations                     (121)            --           --           --             --           --
        Foreign capital gains tax                       28,954             --           --           --             --           --
                                                   -----------    -----------  -----------  -----------    -----------  -----------
        Net change in unrealized appreciation
          (depreciation)                               401,187     31,383,693   17,560,646   14,444,253     93,493,254  (11,923,559)
                                                   -----------    -----------  -----------  -----------    -----------  -----------
    Net Gain                                        21,287,806     63,753,107   34,376,879   21,536,669    152,364,321   20,743,945
                                                   -----------    -----------  -----------  -----------    -----------  -----------
    Net Increase Resulting from Operations          24,894,395     67,547,304   38,361,455   23,883,558    150,324,684   18,946,843


                            See Accompanying Notes to Financial Statements. | 65

STATEMENTS OF CHANGES IN NET ASSETS ____________________________________________
                                                           COLUMBIA EQUITY FUNDS



                                                               COLUMBIA ASSET ALLOCATION FUND    COLUMBIA LARGE CAP GROWTH FUND
                                                               ------------------------------    ------------------------------
                                                                (UNAUDITED)                      (UNAUDITED)
                                                                SIX MONTHS                        SIX MONTHS
                                                                   ENDED         YEAR ENDED         ENDED          YEAR ENDED
                                                                 MARCH 31,      SEPTEMBER 30,     MARCH 31,       SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS                                2005 ($)         2004 ($)         2005 ($)         2004 ($)
                                                               -------------    -------------    -------------    -------------
OPERATIONS
   Net investment income (loss)                                    3,606,589        6,588,100        3,794,197       (2,858,299)
   Net realized gain on investments, foreign currency
     transactions and foreign capital gains tax                   20,886,619       29,766,534       32,369,414       35,926,964
   Net change in unrealized appreciation (depreciation)
   on investments, foreign currency
   translations and foreign capital gains tax                        401,187        6,931,847       31,383,693       24,493,437
                                                               -------------    -------------    -------------    -------------
       Net increase resulting from operations                     24,894,395       43,286,481       67,547,304       57,562,102
                                                               -------------    -------------    -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income:
       Class A                                                       (29,118)         (38,123)          (4,773)              --
       Class B                                                       (28,099)         (39,489)              --               --
       Class C                                                        (2,777)          (3,850)              --               --
       Class G                                                      (186,160)        (532,662)              --               --
       Class T                                                    (1,571,020)      (3,361,232)        (218,026)              --
       Class Z                                                    (1,840,184)      (4,367,911)      (1,100,339)        (344,225)
                                                               -------------    -------------    -------------    -------------
         Total distributions to shareholders                      (3,657,358)      (8,343,267)      (1,323,138)        (344,225)
                                                               -------------    -------------    -------------    -------------

NET CAPITAL SHARE TRANSACTIONS                                   (40,650,911)     (79,551,611)     611,711,402     (113,980,519)
       Net increase (decrease) in net assets                     (19,413,874)     (44,608,397)     677,935,568      (56,762,642)
                                                               -------------    -------------    -------------    -------------

NET ASSETS
   Beginning of period                                           423,227,422      467,835,819      908,008,882      964,771,524
   End of period                                                 403,813,548      423,227,422    1,585,944,450      908,008,882
                                                               -------------    -------------    -------------    -------------
   Undistributed (overdistributed) net investment income
     at end of period                                               (628,460)        (577,690)       2,439,169               --
   Accumulated net investment loss at end of period                       --               --               --          (31,890)



                                                               COLUMBIA DISCIPLINED VALUE FUND
                                                               -------------------------------
                                                                (UNAUDITED)
                                                                SIX MONTHS
                                                                   ENDED         YEAR ENDED
                                                                 MARCH 31,      SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS                                2005 ($)         2004 ($)
                                                               -------------    -------------
OPERATIONS
   Net investment income (loss)                                    3,984,576        6,193,345
   Net realized gain on investments, foreign currency
     transactions and foreign capital gains tax                   16,816,233       56,049,664
   Net change in unrealized appreciation (depreciation)
   on investments, foreign currency
   translations and foreign capital gains tax                     17,560,646        2,235,576
                                                               -------------    -------------
       Net increase resulting from operations                     38,361,455       64,478,585
                                                               -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS From net investment income:
       Class A                                                       (22,388)         (34,019)
       Class B                                                       (11,502)         (10,336)
       Class C                                                        (1,381)          (1,620)
       Class G                                                       (30,157)         (60,722)
       Class T                                                      (981,350)      (2,222,608)
       Class Z                                                    (2,497,216)      (5,958,609)
                                                               -------------    -------------
         Total distributions to shareholders                      (3,543,994)      (8,287,914)
                                                               -------------    -------------

NET CAPITAL SHARE TRANSACTIONS                                   (25,040,723)       8,578,064
       Net increase (decrease) in net assets                       9,776,738       64,768,735
                                                               -------------    -------------

NET ASSETS
   Beginning of period                                           429,237,538      364,468,803
   End of period                                                 439,014,276      429,237,538
                                                               -------------    -------------
   Undistributed (overdistributed) net investment income
     at end of period                                                427,535          (13,047)
   Accumulated net investment loss at end of period                       --               --


66 - 67 Spread | See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS ____________________________________________
                                                           COLUMBIA EQUITY FUNDS



                                                                COLUMBIA LARGE CAP CORE FUND         COLUMBIA SMALL CAP FUND
                                                               ------------------------------    ------------------------------
                                                                (UNAUDITED)                      (UNAUDITED)
                                                                SIX MONTHS                        SIX MONTHS
                                                                   ENDED         YEAR ENDED         ENDED          YEAR ENDED
                                                                 MARCH 31,      SEPTEMBER 30,     MARCH 31,       SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS                                2005 ($)         2004 ($)         2005 ($)         2004 ($)
                                                               -------------    -------------    -------------    -------------
 OPERATIONS
    Net investment income (loss)                                   2,346,889          137,755       (2,039,637)      (3,982,558)
    Net realized gain on investments                               7,092,416       31,566,846       58,871,067      101,709,890
    Net change in unrealized appreciation (depreciation)
      on investments                                              14,444,253       (1,396,341)      93,493,254      100,021,971
                                                               -------------    -------------    -------------    -------------
        Net increase resulting from operations                    23,883,558       30,308,260      150,324,684      197,749,303
                                                               -------------    -------------    -------------    -------------

 DISTRIBUTIONS TO SHAREHOLDERS From net investment income:
        Class A                                                      (48,639)          (3,718)              --               --
        Class B                                                      (12,842)              --               --               --
        Class C                                                       (1,388)              --               --               --
        Class G                                                      (58,216)              --               --               --
        Class T                                                     (943,447)         (53,896)              --               --
        Class Z                                                   (1,028,431)        (307,876)              --
    From net realized gains:
        Class A                                                     (258,532)              --      (12,733,628)      (2,842,592)
        Class B                                                     (104,749)              --       (2,238,234)        (388,822)
        Class C                                                      (11,323)              --       (3,566,050)        (673,375)
        Class G                                                     (458,781)              --         (614,205)        (236,658)
        Class T                                                   (5,128,778)              --       (8,769,533)      (3,762,956)
        Class Z                                                   (4,890,149)              --      (68,581,878)     (26,575,680)
                                                               -------------    -------------    -------------    -------------
          Total distributions to shareholders                    (12,945,275)        (365,490)     (96,503,528)     (34,480,083)
                                                               -------------    -------------    -------------    -------------

 NET CAPITAL SHARE TRANSACTIONS                                  169,296,477      (60,613,547)     (24,206,036)     396,376,350
        Net increase (decrease) in net assets                    180,234,760      (30,670,777)      29,615,120      559,645,570
                                                               -------------    -------------    -------------    -------------

 NET ASSETS
    Beginning of period                                          383,927,118      414,597,895    1,575,373,707    1,015,728,137
    End of period                                                564,161,878      383,927,118    1,604,988,827    1,575,373,707
                                                               -------------    -------------    -------------    -------------
    Undistributed (overdistributed) net investment income
      at end of period                                               237,288          (16,638)              --               --
    Accumulated net investment loss at end of period                      --               --       (2,051,646)         (12,009)




                                                                       COLUMBIA SMALL
                                                                    COMPANY EQUITY FUND
                                                               ------------------------------
                                                                (UNAUDITED)
                                                                SIX MONTHS
                                                                   ENDED         YEAR ENDED
                                                                 MARCH 31,      SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS                                2005 ($)         2004 ($)
                                                               -------------    -------------
OPERATIONS
   Net investment income (loss)                                   (1,797,102)      (3,957,642)
   Net realized gain on investments                               32,667,504       63,906,432
   Net change in unrealized appreciation (depreciation)
     on investments                                              (11,923,559)     (10,180,101)
                                                               -------------    -------------
       Net increase resulting from operations                     18,946,843       49,768,689
                                                               -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS From net investment income:
       Class A                                                            --               --
       Class B                                                            --               --
       Class C                                                            --               --
       Class G                                                            --               --
       Class T                                                            --               --
       Class Z                                                            --
   From net realized gains:
       Class A                                                            --               --
       Class B                                                            --               --
       Class C                                                            --               --
       Class G                                                            --               --
       Class T                                                            --               --
       Class Z                                                            --               --
                                                               -------------    -------------
         Total distributions to shareholders                              --               --
                                                               -------------    -------------

NET CAPITAL SHARE TRANSACTIONS                                   (36,473,820)     (37,019,466)
       Net increase (decrease) in net assets                     (17,526,977)      12,749,223
                                                               -------------    -------------

NET ASSETS
   Beginning of period                                           380,426,736      367,677,513
   End of period                                                 362,899,759      380,426,736
                                                               -------------    -------------
   Undistributed (overdistributed) net investment income
     at end of period                                                     --
   Accumulated net investment loss at end of period               (1,808,608)         (11,506)


68 - 69 Spread | See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY ___________________
                                                           COLUMBIA EQUITY FUNDS


                                                                                COLUMBIA ASSET ALLOCATION FUND
                                                               ----------------------------------------------------------------
                                                                        (UNAUDITED)
                                                                      SIX MONTHS ENDED                     YEAR ENDED
                                                                       MARCH 31, 2005                  SEPTEMBER 30, 2004
                                                               ------------------------------    ------------------------------
                                                                   SHARES        DOLLARS ($)        SHARES         DOLLARS ($)
                                                               -------------    -------------    -------------    -------------
CLASS A
   Subscriptions                                                      64,945        1,025,815          156,246        2,338,730
   Proceeds received in connection with merger                            --               --               --               --
   Distributions reinvested                                            1,747           27,716            2,480           37,011
   Redemptions                                                       (40,325)        (640,372)         (52,637)        (794,225)
                                                               -------------    -------------    -------------    -------------
       Net increase                                                   26,367          413,159          106,089        1,581,516

CLASS B
   Subscriptions                                                      91,015        1,444,971          187,791        2,806,475
   Proceeds received in connection with merger                            --               --               --               --
   Distributions reinvested                                            1,576           24,998            2,375           35,373
   Redemptions                                                       (31,061)        (493,014)         (44,405)        (665,807)
                                                               -------------    -------------    -------------    -------------
       Net increase                                                   61,530          976,955          145,761        2,176,041

CLASS C
   Subscriptions                                                       7,572          120,542           26,605          398,392
   Proceeds received in connection with merger                            --               --               --               --
   Distributions reinvested                                              152            2,413              225            3,354
   Redemptions                                                        (6,424)        (102,163)          (6,084)         (90,769)
                                                               -------------    -------------    -------------    -------------
       Net increase                                                    1,300           20,792           20,746          310,977

CLASS G
   Subscriptions                                                      15,940          251,183           46,210          691,443
   Proceeds received in connection with merger                            --               --               --               --
   Distributions reinvested                                           11,496          182,556           35,018          520,503
   Redemptions                                                      (706,425)     (11,205,208)      (1,460,481)     (21,741,477)
                                                               -------------    -------------    -------------    -------------
       Net increase (decrease)                                      (678,989)     (10,771,469)      (1,379,253)     (20,529,531)

CLASS T
   Subscriptions                                                     552,967        8,803,821        1,030,515       15,369,640
   Distributions reinvested                                           95,689        1,518,775          218,543        3,254,741
   Redemptions                                                    (1,156,683)     (18,287,103)      (2,605,902)     (39,012,056)
                                                               -------------    -------------    -------------    -------------
       Net decrease                                                 (508,027)      (7,964,507)      (1,356,844)     (20,387,675)

CLASS Z
   Subscriptions                                                     290,296        4,583,925          885,247       13,242,156
   Proceeds received in connection with merger                            --               --               --               --
   Distributions reinvested                                           95,476        1,513,958          240,806        3,584,314
   Redemptions                                                    (1,857,237)     (29,423,724)      (3,966,326)     (59,529,409)
                                                               -------------    -------------    -------------    -------------
       Net increase (decrease)                                    (1,471,465)     (23,325,841)      (2,840,273)     (42,702,939)




                                                                                COLUMBIA LARGE CAP GROWTH FUND
                                                               ----------------------------------------------------------------
                                                                        (UNAUDITED)
                                                                      SIX MONTHS ENDED                     YEAR ENDED
                                                                       MARCH 31, 2005                  SEPTEMBER 30, 2004
                                                               ------------------------------    ------------------------------
                                                                   SHARES        DOLLARS ($)        SHARES         DOLLARS ($)
                                                               -------------    -------------    -------------    -------------
CLASS A
   Subscriptions                                                      76,938        1,543,484          185,141        3,529,297
   Proceeds received in connection with merger                       237,271        4,724,720               --               --
   Distributions reinvested                                              228            4,636               --               --
   Redemptions                                                       (34,046)        (675,721)         (84,167)      (1,611,464)
                                                               -------------    -------------    -------------    -------------
       Net increase                                                  280,391        5,597,119          100,974        1,917,833

CLASS B
   Subscriptions                                                      87,275        1,670,995          173,093        3,184,607
   Proceeds received in connection with merger                       117,001        2,223,353               --               --
   Distributions reinvested                                               --               --               --               --
   Redemptions                                                       (14,509)        (276,557)         (52,933)        (968,494)
                                                               -------------    -------------    -------------    -------------
       Net increase                                                  189,767        3,617,791          120,160        2,216,113

CLASS C
   Subscriptions                                                       5,813          111,595           33,259          603,292
   Proceeds received in connection with merger                        16,591          315,731               --               --
   Distributions reinvested                                               --               --               --               --
   Redemptions                                                        (2,290)         (43,980)         (20,280)        (369,823)
                                                               -------------    -------------    -------------    -------------
       Net increase                                                   20,114          383,346           12,979          233,469

CLASS G
   Subscriptions                                                      38,205          705,778          100,874        1,790,776
   Proceeds received in connection with merger                       701,867       12,922,808               --               --
   Distributions reinvested                                               --               --               --               --
   Redemptions                                                      (421,507)      (7,823,690)        (748,063)     (13,235,279)
                                                               -------------    -------------    -------------    -------------
       Net increase (decrease)                                       318,565        5,804,896         (647,189)     (11,444,503)

CLASS T
   Subscriptions                                                     310,134        6,201,990          593,336       11,219,286
   Distributions reinvested                                           10,490          212,534               --               --
   Redemptions                                                    (1,125,378)     (22,224,571)      (2,197,901)     (41,619,482)
                                                               -------------    -------------    -------------    -------------
       Net decrease                                                 (804,754)     (15,810,047)      (1,604,565)     (30,400,196)

CLASS Z
   Subscriptions                                                   2,758,802       56,036,797        5,402,218      104,135,991
   Proceeds received in connection with merger                    33,471,430      677,813,754               --               --
   Distributions reinvested                                           26,715          553,277            9,645          181,333
   Redemptions                                                    (6,034,879)    (122,285,531)      (9,359,449)    (180,820,559)
                                                               -------------    -------------    -------------    -------------
       Net increase (decrease)                                    30,222,068      612,118,297       (3,947,586)     (76,503,235)




                                                                                COLUMBIA DISCIPLINED VALUE FUND
                                                               ----------------------------------------------------------------
                                                                        (UNAUDITED)
                                                                      SIX MONTHS ENDED                     YEAR ENDED
                                                                       MARCH 31, 2005                  SEPTEMBER 30, 2004
                                                               ------------------------------    ------------------------------
                                                                   SHARES        DOLLARS ($)        SHARES         DOLLARS ($)
                                                               -------------    -------------    -------------    -------------
CLASS A
   Subscriptions                                                      69,106          945,161          136,953        1,686,613
   Proceeds received in connection with merger                            --               --               --               --
   Distributions reinvested                                            1,577           21,399            2,599           32,080
   Redemptions                                                       (16,413)        (223,495)         (23,995)        (300,932)
                                                               -------------    -------------    -------------    -------------
       Net increase                                                   54,270          743,065          115,557        1,417,761

CLASS B
   Subscriptions                                                      83,694        1,077,128          179,802        2,124,921
   Proceeds received in connection with merger                            --               --               --               --
   Distributions reinvested                                              799           10,360              761            9,119
   Redemptions                                                       (19,098)        (246,304)         (17,928)        (213,057)
                                                               -------------    -------------    -------------    -------------
       Net increase                                                   65,395          841,184          162,635        1,920,983

CLASS C
   Subscriptions                                                      11,970          158,046           40,005          458,582
   Proceeds received in connection with merger                            --               --               --               --
   Distributions reinvested                                               66              850               72              858
   Redemptions                                                        (1,696)         (22,408)         (18,365)        (206,697)
                                                               -------------    -------------    -------------    -------------
       Net increase                                                   10,340          136,488           21,712          252,743

CLASS G
   Subscriptions                                                       5,350           68,945           17,943          210,409
   Proceeds received in connection with merger                            --               --               --               --
   Distributions reinvested                                            2,299           29,816            5,027           60,020
   Redemptions                                                      (145,890)      (1,897,102)        (461,561)      (5,407,849)
                                                               -------------    -------------    -------------    -------------
       Net increase (decrease)                                      (138,241)      (1,798,341)        (438,591)      (5,137,420)

CLASS T
   Subscriptions                                                     170,220        2,322,082          474,406        5,826,432
   Distributions reinvested                                           70,879          961,342          176,846        2,178,280
   Redemptions                                                      (824,723)     (11,121,856)      (1,818,952)     (22,446,540)
                                                               -------------    -------------    -------------    -------------
       Net decrease                                                 (583,624)      (7,838,432)      (1,167,700)     (14,441,828)

CLASS Z
   Subscriptions                                                   1,807,962       24,814,930        5,864,057       73,282,626
   Proceeds received in connection with merger                            --               --               --               --
   Distributions reinvested                                           58,792          812,205          165,325        2,065,049
   Redemptions                                                    (3,101,493)     (42,751,822)      (4,080,140)     (50,781,850)
                                                               -------------    -------------    -------------    -------------
       Net increase (decrease)                                    (1,234,739)     (17,124,687)       1,949,242       24,565,825


70 - 71 Spread | See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY ___________________
                                                           COLUMBIA EQUITY FUNDS



                                                                                  COLUMBIA LARGE CAP CORE FUND
                                                               ----------------------------------------------------------------
                                                                        (UNAUDITED)
                                                                      SIX MONTHS ENDED                     YEAR ENDED
                                                                       MARCH 31, 2005                  SEPTEMBER 30, 2004
                                                               ------------------------------    ------------------------------
                                                                   SHARES        DOLLARS ($)        SHARES         DOLLARS ($)
                                                               -------------    -------------    -------------    -------------
CLASS A
   Subscriptions                                                      34,746          432,943          223,985        2,723,272
   Proceeds received in connection with merger                        62,244          778,064               --               --
   Distributions reinvested                                           23,431          291,719              298            3,571
   Redemptions                                                      (123,108)      (1,529,970)        (124,083)      (1,510,141)
                                                               -------------    -------------    -------------    -------------
       Net increase (decrease)                                        (2,687)         (27,244)         100,200        1,216,702

CLASS B
   Subscriptions                                                      63,743          774,246          191,409        2,257,015
   Proceeds received in connection with merger                       170,610        2,067,274               --               --
   Distributions reinvested                                            9,019          109,136               --               --
   Redemptions                                                       (34,906)        (419,922)         (57,832)        (683,878)
                                                               -------------    -------------    -------------    -------------
       Net increase                                                  208,466        2,530,734          133,577        1,573,137

CLASS C
   Subscriptions                                                       4,859           58,213           44,391          521,233
   Proceeds received in connection with merger                        13,831          167,732               --               --
   Distributions reinvested                                            1,020           12,348               --               --
   Redemptions                                                        (6,244)         (75,466)         (35,218)        (416,189)
                                                               -------------    -------------    -------------    -------------
       Net increase (decrease)                                        13,466          162,827            9,173          105,044

CLASS G
   Subscriptions                                                      10,705          128,427           30,324          358,212
   Distributions reinvested                                           42,570          509,989               --               --
   Redemptions                                                      (373,468)      (4,462,969)      (1,265,623)     (14,874,554)
                                                               -------------    -------------    -------------    -------------
       Net decrease                                                 (320,193)      (3,824,553)      (1,235,299)     (14,516,342)

CLASS T
   Subscriptions                                                     308,194        3,816,616        1,137,554       13,775,855
   Distributions reinvested                                          454,301        5,628,793            4,431           52,863
   Redemptions                                                    (1,499,395)     (18,557,556)      (2,774,051)     (33,648,875)
                                                               -------------    -------------    -------------    -------------
       Net decrease                                                 (736,900)      (9,112,147)      (1,632,066)     (19,820,157)

CLASS Z
   Subscriptions                                                     827,749       10,307,325        2,978,947       36,327,362
   Proceeds received in connection with merger                    16,749,769      210,158,531               --               --
   Distributions reinvested                                          276,781        3,459,761            7,263           87,150
   Redemptions                                                    (3,556,693)     (44,358,757)      (5,362,164)     (65,586,443)
                                                               -------------    -------------    -------------    -------------
       Net increase (decrease)                                    14,297,606      179,566,860       (2,375,954)     (29,171,931)




                                                                                   COLUMBIA SMALL CAP FUND
                                                               ----------------------------------------------------------------
                                                                        (UNAUDITED)
                                                                      SIX MONTHS ENDED                     YEAR ENDED
                                                                       MARCH 31, 2005                  SEPTEMBER 30, 2004
                                                               ------------------------------    ------------------------------
                                                                  SHARES         DOLLARS ($)        SHARES         DOLLARS ($)
                                                               -------------    -------------    -------------    -------------
 CLASS A
    Subscriptions                                                    748,121       13,646,113        9,975,214      170,177,084
    Proceeds received in connection with merger                           --               --               --               --
    Distributions reinvested                                         681,436       12,306,745          166,652        2,743,101
    Redemptions                                                   (1,792,717)     (32,651,421)      (1,839,971)     (31,780,743)
                                                               -------------    -------------    -------------    -------------
        Net increase (decrease)                                    (363,160)      (6,698,563)        8,301,895      141,139,442

 CLASS B
    Subscriptions                                                     50,440          885,341        1,835,057       30,371,535
    Proceeds received in connection with merger                           --               --               --               --
    Distributions reinvested                                         118,979        2,074,993           22,302          355,492
    Redemptions                                                     (130,695)      (2,291,629)        (233,273)      (3,860,617)
                                                               -------------    -------------    -------------    -------------
        Net increase                                                  38,724          668,705        1,624,086       26,866,410

 CLASS C
    Subscriptions                                                    103,540        1,816,293        3,168,245       52,152,651
    Proceeds received in connection with merger                           --               --               --               --
    Distributions reinvested                                         179,878        3,140,707           37,782          603,008
    Redemptions                                                     (394,082)      (6,923,068)        (237,693)      (3,942,134)
                                                               -------------    -------------    -------------    -------------
        Net increase (decrease)                                     (110,664)      (1,966,068)       2,968,334       48,813,525

 CLASS G
    Subscriptions                                                      5,972          105,062           15,992          262,179
    Distributions reinvested                                          34,295          592,962           14,620          230,995
    Redemptions                                                      (61,982)      (1,083,226)         (84,274)      (1,387,033)
                                                               -------------    -------------    -------------    -------------
        Net decrease                                                 (21,715)        (385,202)         (53,662)        (893,859)

 CLASS T
    Subscriptions                                                    332,281        6,014,154        1,032,837       17,432,562
    Distributions reinvested                                         439,303        7,867,925          221,143        3,611,276
    Redemptions                                                     (813,884)     (14,686,667)      (1,687,801)     (28,719,170)
                                                               -------------    -------------    -------------    -------------
        Net decrease                                                (42,300)        (804,588)        (433,821)      (7,675,332)

 CLASS Z
    Subscriptions                                                  5,375,239       98,858,984       23,044,663      396,797,303
    Proceeds received in connection with merger                           --               --               --               --
    Distributions reinvested                                       2,299,186       41,891,167        1,091,817       18,124,145
    Redemptions                                                   (8,443,089)    (155,770,471)     (13,111,013)    (226,795,284)
                                                               -------------    -------------    -------------    -------------
        Net increase (decrease)                                     (768,664)     (15,020,320)      11,025,467      188,126,164




                                                                               COLUMBIA SMALL COMPANY EQUITY FUND
                                                               ----------------------------------------------------------------
                                                                        (UNAUDITED)
                                                                      SIX MONTHS ENDED                     YEAR ENDED
                                                                       MARCH 31, 2005                  SEPTEMBER 30, 2004
                                                               ------------------------------    ------------------------------
                                                                   SHARES        DOLLARS ($)        SHARES         DOLLARS ($)
                                                               -------------    -------------    -------------    -------------
CLASS A
   Subscriptions                                                      59,446        1,018,221          296,504        4,933,872
   Proceeds received in connection with merger                            --               --               --               --
   Distributions reinvested                                               --               --               --               --
   Redemptions                                                       (44,997)        (768,012)         (36,147)        (662,030)
                                                               -------------    -------------    -------------    -------------
       Net increase (decrease)                                        14,449          250,209          260,357        4,271,842

CLASS B
   Subscriptions                                                      26,996          425,337          131,387        2,053,177
   Proceeds received in connection with merger                            --               --               --               --
   Distributions reinvested                                               --               --               --               --
   Redemptions                                                       (13,619)        (216,371)         (24,027)        (359,925)
                                                               -------------    -------------    -------------    -------------
       Net increase                                                   13,377          208,966          107,360        1,693,252

CLASS C
   Subscriptions                                                       8,484          134,706           69,159        1,059,859
   Proceeds received in connection with merger                            --               --               --               --
   Distributions reinvested                                               --               --               --               --
   Redemptions                                                        (8,739)        (139,648)          (7,231)        (109,723)
                                                               -------------    -------------    -------------    -------------
       Net increase (decrease)                                          (255)          (4,942)          61,928          950,136

CLASS G
   Subscriptions                                                       2,501           39,617            7,992          121,923
   Distributions reinvested                                               --               --               --               --
   Redemptions                                                       (50,530)        (794,943)        (203,048)      (3,089,126)
                                                               -------------    -------------    -------------    -------------
       Net decrease                                                  (48,029)        (755,326)        (195,056)      (2,967,203)

CLASS T
   Subscriptions                                                      62,239        1,057,879          219,277        3,570,127
   Distributions reinvested                                               --               --               --               --
   Redemptions                                                      (318,431)      (5,424,574)        (666,822)     (10,915,948)
                                                               -------------    -------------    -------------    -------------
       Net decrease                                                 (256,192)      (4,366,695)        (447,545)      (7,345,821)

CLASS Z
   Subscriptions                                                   1,289,864       23,314,822        4,555,081       78,677,281
   Proceeds received in connection with merger                            --               --               --               --
   Distributions reinvested                                               --               --               --               --
   Redemptions                                                    (3,042,068)     (55,120,854)      (6,507,999)    (112,298,953)
                                                               -------------    -------------    -------------    -------------
       Net increase (decrease)                                    (1,752,204)     (31,806,032)      (1,952,918)     (33,621,672)


72 - 73 Spread | See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS __________________________________________________
MARCH 31, 2005 (UNAUDITED)                                 COLUMBIA EQUITY FUNDS

NOTE 1. ORGANIZATION

The Columbia Fund Trust XI (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Information presented in these financial statements pertains to the following diversified portfolios (individually referred to as a "Fund", collectively referred to as the "Funds"):

     Columbia Asset Allocation Fund
     Columbia Large Cap Growth Fund
     Columbia Disciplined Value Fund
     Columbia Large Cap Core Fund
     Columbia Small Cap Fund
     Columbia Small Company Equity Fund

INVESTMENT GOALS

The Columbia Asset Allocation Fund seeks a high total return by providing both a current level of income greater than that provided by popular stock market averages, as well as long-term growth in the value of the Fund's assets. Columbia Large Cap Growth Fund and Columbia Small Cap Fund seek long term capital appreciation. Columbia Disciplined Value Fund seeks long term capital appreciation, with income as a secondary goal. Columbia Large Cap Core Fund seeks to provide a relatively high total return through long-term capital appreciation and current income. Columbia Small Company Equity Fund seeks capital appreciation.

FUND SHARES

The Funds may issue an unlimited number of shares. Each Fund offers six classes of shares: Class A, Class B, Class C, Class G, Class T and Class Z. Each share class has its own sales charge and expense structure. The Columbia Small Cap Fund is closed to new investors and new accounts.

Class A and Class T shares are subject to a front-end sales charge based on the amount of initial investment. Class A and Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months of the time of purchase. Class B and Class G shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class G shares will convert to Class T shares in eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in each Fund's prospectus.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION

Equity securities and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Funds' Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

________________________________________________________________________________
MARCH 31, 2005 (UNAUDITED)                                 COLUMBIA EQUITY FUNDS

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds' net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS

Each Fund may engage in repurchase agreement transactions with institutions that the Funds' investment advisor has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

DELAYED DELIVERY

Certain Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices. The Funds identify cash or liquid portfolio securities in an amount equal to the delayed delivery commitment.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Funds become aware of such, net of non-reclaimable tax withholdings. Awards from class action litigation are recorded as a reduction of cost if the Funds still own the applicable securities on the payment date. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

The Funds estimate components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

FOREIGN CURRENCY TRANSACTIONS

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in

________________________________________________________________________________
MARCH 31, 2005 (UNAUDITED)                                 COLUMBIA EQUITY FUNDS

exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses), are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

FEDERAL INCOME TAX STATUS

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

FOREIGN CAPITAL GAINS TAXES

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared and paid quarterly for each Fund. Effective October 13, 2004, the Board of Trustees approved a change in the distribution policy for the Columbia Large Cap Growth Fund, Columbia Large Cap Core Fund, Columbia Small Cap Fund and Columbia Small Company Equity Fund, so that these Funds will distribute any dividends annually. Net realized capital gains, if any, are distributed at least annually for all Funds.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended September 30, 2004 was as follows:

                                                      ORDINARY       LONG-TERM
                                                       INCOME*     CAPITAL GAINS
                                                     ---------------------------
Columbia Asset Allocation Fund ...................   $ 8,343,267     $        --
Columbia Large Cap Growth Fund ...................       344,225              --
Columbia Disciplined Value Fund ..................     8,287,914              --
Columbia Large Cap Core Fund .....................       347,473          18,017
Columbia Small Cap Fund ..........................     9,268,588      25,211,495

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at March 31, 2005, based on cost of investments for federal income tax purposes, excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, was:


                                                      UNREALIZED    UNREALIZED   NET UNREALIZED
                                                     APPRECIATION  DEPRECIATION   APPRECIATION
                                                     ------------------------------------------
Columbia Asset Allocation Fund ...................   $ 49,398,872  $ (9,651,474)   $ 39,747,398
Columbia Large Cap Growth Fund ...................    260,369,098   (30,550,257)    229,818,841
Columbia Disciplined Value Fund ..................     55,410,021   (12,491,119)     42,918,902
Columbia Large Cap Core Fund .....................     65,545,154   (11,105,761)     54,439,393
Columbia Small Cap Fund ..........................    386,422,170  (120,274,510)    266,147,660
Columbia Small Company Equity Fund ...............     68,808,712   (42,710,370)     26,098,342


________________________________________________________________________________
MARCH 31, 2005 (UNAUDITED)                                 COLUMBIA EQUITY FUNDS

The following capital loss carryforwards, determined as of September 30, 2004, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:


                                                      COLUMBIA     COLUMBIA     COLUMBIA      COLUMBIA
                                                        ASSET     LARGE CAP    DISCIPLINED  SMALL COMPANY
                                                     ALLOCATION     GROWTH        VALUE        EQUITY
YEAR OF EXPIRATION                                      FUND*        FUND         FUND          FUND
                                                     ----------  ------------  -----------  -------------
2009 .............................................   $       --  $  8,273,159  $        --  $          --
2010 .............................................    1,108,836    99,339,708   10,720,416     36,913,639
2011 .............................................    5,941,365    22,217,091           --             --
                                                     ----------  ------------  -----------  -------------
Total ............................................   $7,050,201  $129,829,958  $10,720,416  $  36,913,639
                                                     ----------  ------------  -----------  -------------


* Of the capital loss carryforwards attributable to Columbia Asset Allocation Fund, $1,108,636 expiring September 30, 2010 remain from the Columbia Asset Allocation Fund's merger with Stein Roe Balanced Fund.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISORY FEE

Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Funds and receives a monthly investment advisory fee based on the average daily net assets from each of the Funds at the following annual rates:


                                               FEES ON
                                   FEES ON     AVERAGE     FEES ON      FEES ON      FEES ON      FEES ON     FEES ON
                                   AVERAGE    NET ASSETS   AVERAGE      AVERAGE      AVERAGE      AVERAGE     AVERAGE     FEES ON
                                  NET ASSETS     $200     NET ASSETS   NET ASSETS   NET ASSETS   NET ASSETS  NET ASSETS   AVERAGE
                                    FIRST      MILLION       $500      $1 BILLION  $1.5 BILLION  $2 BILLION  $3 BILLION  NET ASSETS
                                     $200      TO $500    MILLION TO    TO $1.5       TO $2        TO $3       TO $6      OVER $6
                                   MILLION     MILLION    $1 BILLION    BILLION      BILLION      BILLION     BILLION     BILLION
                                  ----------  ----------  -----------  ----------  ------------  ----------  ----------  ----------
Columbia Asset
     Allocation Fund ...........       0.650%      0.650%      0.600%       0.550%       0.500%       0.500%      0.480%      0.460%
Columbia Large Cap
     Growth Fund ...............       0.700%      0.575%      0.450%       0.450%       0.450%       0.450%      0.450%      0.450%
Columbia Disciplined
     Value Fund ................       0.700%      0.700%      0.650%       0.600%       0.550%       0.550%      0.530%      0.510%
Columbia Large Cap
     Core Fund .................       0.700%      0.700%      0.650%       0.600%       0.550%       0.550%      0.530%      0.510%
Columbia Small Cap Fund ........       0.750%      0.750%      0.700%       0.650%       0.600%       0.550%      0.550%      0.550%
Columbia Small Company
     Equity Fund ...............       0.750%      0.750%      0.700%       0.650%       0.650%       0.650%      0.650%      0.650%


For the period November 1, 2004 through March 18, 2005, Columbia received a monthly investment advisory fee based on the average daily net assets of the Columbia Large Cap Growth Fund at the following annual rates:

       AVERAGE DAILY NET ASSETS                        ANNUAL FEE RATE
       ------------------------                        ---------------
         First $500 million                                 0.70%
         $500 million to $1 billion                         0.65%
         $1 billion to $1.5 billion                         0.60%
         $1.5 billion to $3 billion                         0.55%
         $3 billion to $6 billion                           0.53%
         Over $6 billion                                    0.51%

________________________________________________________________________________
MARCH 31, 2005 (UNAUDITED)                                 COLUMBIA EQUITY FUNDS

Prior to November 1, 2004, Columbia received a monthly investment advisory fee based on the average daily net assets of each of the Funds at the following annual rates:


                                            FEES ON          FEES ON          FEES ON          FEES ON        FEES ON
                                            AVERAGE          AVERAGE          AVERAGE          AVERAGE        AVERAGE
                                           NET ASSETS      NET ASSETS       NET ASSETS       NET ASSETS      NET ASSETS
                                             FIRST        $500 MILLION     $1 BILLION TO    $1.5 BILLION        OVER
                                          $500 MILLION    TO $1 BILLION    $1.5 BILLION     TO $2 BILLION    $2 BILLION
                                          ------------    -------------    -------------    -------------    ----------
Columbia Asset Allocation Fund .........     0.75%            0.70%            0.65%            0.60%          0.55%
Columbia Large Cap Growth Fund .........     0.75%            0.70%            0.65%            0.60%          0.55%
Columbia Disciplined Value Fund ........     0.75%            0.70%            0.65%            0.60%          0.55%
Columbia Large Cap Core Fund ...........     0.75%            0.70%            0.65%            0.60%          0.55%
Columbia Small Cap Fund ................     0.75%            0.70%            0.65%            0.60%          0.55%
Columbia Small Company Equity Fund .....     0.75%            0.70%            0.65%            0.65%          0.65%


For the six months ended March 31, 2005, the annualized effective investment advisory fee rates for the Funds were as follows:

Columbia Asset Allocation Fund ...............................     0.67%
Columbia Large Cap Growth Fund ...............................     0.67%
Columbia Disciplined Value Fund ..............................     0.71%
Columbia Large Cap Core Fund .................................     0.71%
Columbia Small Cap Fund ......................................     0.69%
Columbia Small Company Equity Fund ...........................     0.75%

ADMINISTRATION FEE

Columbia provides administrative and other services to the Funds, except Columbia Large Cap Growth Fund, for a monthly administration fee at the annual rate of 0.067% of each Fund's average daily net assets.

Columbia provides administrative and other services to Columbia Large Cap Growth Fund for a monthly administration fee at the annual rate of 0.05% of the Fund's average daily net assets. Prior to March 19, 2005, Columbia received a monthly administration fee at the annual rate of 0.067% of the Fund's average daily net assets. For the six months ended March 31, 2005, the Fund's annualized effective administration fee rate was 0.065%.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Funds under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Funds, Columbia receives an annual fee based on the average daily net assets of each Fund at the following annual rates:

                                                                   ANNUAL
                                                                    FEE
AVERAGE DAILY NET ASSETS                                            RATE
------------------------                                          --------
Under $50 million                                                 $ 25,000
Over $50 million but less than $200 million                       $ 35,000
Over $200 million but less than $500 million                      $ 50,000
Over $500 million but less than $1 billion                        $ 85,000
Over $1 billion                                                   $125,000

The annual fees for a Fund with more than 25% in non-domestic assets, as measured on a monthly basis, will be 150% of the fees disclosed above. An additional flat rate fee of $10,000 is charged to each Fund due to its multiple class structure. The Funds also pay additional fees for pricing services based on the number of securities held by each Fund.

For the six months ended March 31, 2005, the annualized effective pricing and bookkeeping fee rates for the Funds, inclusive of out-of-pocket expenses, were as follows:

Columbia Asset Allocation Fund ...............................     0.036%
Columbia Large Cap Growth Fund ...............................     0.010%
Columbia Disciplined Value Fund ..............................     0.013%
Columbia Large Cap Core Fund .................................     0.016%
Columbia Small Cap Fund ......................................     0.008%
Columbia Small Company Equity Fund ...........................     0.015%

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Funds and has subcontracted with Boston Financial

________________________________________________________________________________
MARCH 31, 2005 (UNAUDITED)                                 COLUMBIA EQUITY FUNDS

Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The Transfer Agent has voluntarily agreed to waive a portion of its transfer agent fee for the Columbia Large Cap Core Fund and Columbia Small Company Equity Fund. These arrangements may be revised or discontinued by the Transfer Agent at any time. For the six months ended March 31, 2005, the Transfer Agent waived fees of $8,976 and $18,132 for the Columbia Large Cap Core Fund and Columbia Small Company Equity Fund, respectively.

For the six months ended March 31, 2005, the annualized effective transfer agent fee rates for the Funds, inclusive of out-of-pocket expenses and net of waiver, were as follows:

Columbia Asset Allocation Fund ...............................     0.24%
Columbia Large Cap Growth Fund ...............................     0.22%
Columbia Disciplined Value Fund ..............................     0.17%
Columbia Large Cap Core Fund .................................     0.24%
Columbia Small Cap Fund ......................................     0.09%
Columbia Small Company Equity Fund ...........................     0.20%

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Funds. For the six months ended March 31, 2005, the Distributor has retained net underwriting discounts and CDSC fees as follows:


                                         FRONT-END SALES CHARGE                       CDSC
                                         ----------------------    -------------------------------------------
                                         CLASS A        CLASS T    CLASS A  CLASS B  CLASS C  CLASS G  CLASS T
                                         -------        -------    -------  -------  -------  -------  -------
Columbia Asset Allocation Fund ........   $2,220         $2,019     $   --  $ 4,867   $   46  $38,438     $ --
Columbia Large Cap Growth Fund ........    2,902          5,052         --    5,798      305   49,208       --
Columbia Disciplined Value Fund .......    2,662          2,057         --    1,540        7    6,405       --
Columbia Large Cap Core Fund ..........    1,568          2,809      3,331    6,080      198   22,329       --
Columbia Small Cap Fund ...............    5,919          3,337      1,394   35,516    5,976    6,083        1
Columbia Small Company Equity Fund ....    2,538          1,344      1,302    3,418      290    4,005       --


The Funds have adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service and distribution fee to the Distributor based on the average daily net assets of each Fund at the following annual rates:

                                                     DISTRIBUTION FEE
                                           -------------------------------------
                                           CLASS A   CLASS B   CLASS C   CLASS G
                                           -------   -------   -------   -------
Columbia Asset Allocation Fund ..........   0.10%     0.75%     0.75%     0.65%
Columbia Large Cap Growth Fund ..........   0.10%     0.75%     0.75%     0.65%
Columbia Disciplined Value Fund .........   0.10%     0.75%     0.75%     0.65%
Columbia Large Cap Core Fund ............   0.10%     0.75%     0.75%     0.65%
Columbia Small Cap Fund .................   0.10%     0.75%     0.75%     0.65%
Columbia Small Company Equity Fund ......   0.10%     0.75%     0.75%     0.65%

                                                        SERVICE FEE
                                           -------------------------------------
                                           CLASS A   CLASS B   CLASS C   CLASS G
                                           -------   -------   -------   -------
Columbia Asset Allocation Fund ..........   0.25%     0.25%     0.25%     0.50%
Columbia Large Cap Growth Fund ..........   0.25%     0.25%     0.25%     0.50%
Columbia Disciplined Value Fund .........   0.25%     0.25%     0.25%     0.50%
Columbia Large Cap Core Fund ............   0.25%     0.25%     0.25%     0.50%
Columbia Small Cap Fund .................   0.25%     0.25%     0.25%     0.50%
Columbia Small Company Equity Fund ......   0.25%     0.25%     0.25%     0.50%

________________________________________________________________________________
MARCH 31, 2005 (UNAUDITED)                                 COLUMBIA EQUITY FUNDS

The Funds do not intend to pay total distribution and service fees in excess of 0.25% and 0.95% annually for Class A and Class G shares of the Funds, respectively. Of the 0.50% service fee for Class G shares, 0.25% relates to shareholder liaison fees and 0.25% relates to administration support fees.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

SHAREHOLDER SERVICES FEES

The Funds have adopted shareholder services plans that permit them to pay for certain services provided to Class T and Class Z shareholders by their financial advisors. Currently, the service plan has not been implemented with respect to the Funds' Class Z shares. The annual service fee may equal up to 0.50% for Class T shares. The Funds do not intend to pay more than 0.30% annually for Class T shareholder services fees.

EXPENSE LIMITS AND FEE WAIVERS

Effective March 19, 2005, Columbia has voluntarily agreed to waive fees and reimburse certain expenses to the extent that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 0.84% and 0.89% annually of the average daily net assets for the Columbia Large Cap Growth Fund and the Columbia Large Cap Core Fund, respectively. These arrangements may be revised or discontinued at any time.

CUSTODY CREDITS

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

FEES PAID TO OFFICERS AND DIRECTORS

With the exception of one officer, all officers of the Funds are employees of Columbia or its affiliates and receive no compensation from the Funds. The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. Each Fund's fee for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Funds' Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

OTHER

Columbia provides certain services to the Funds related to Sarbanes-Oxley compliance. These amounts are included in "Other expenses" on the Statements of Operations. For the six months ended March 31, 2005, the Funds paid fees to Columbia for such services as follows:

Columbia Asset Allocation Fund ..................................     $ 964
Columbia Large Cap Growth Fund ..................................     1,231
Columbia Disciplined Value Fund .................................       975
Columbia Large Cap Core Fund ....................................       944
Columbia Small Cap Fund .........................................     1,601
Columbia Small Company Equity Fund ..............................       957

NOTE 5. PORTFOLIO INFORMATION

For the six months ended March 31, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

                                                     OTHER INVESTMENT SECURITIES
                                                     ---------------------------
                                                       PURCHASES        SALES
                                                     ---------------------------
Columbia Asset Allocation Fund.....................   $130,707,761  $174,162,641
Columbia Large Cap Growth Fund.....................    468,985,667   536,470,826
Columbia Disciplined Value Fund....................    187,093,140   212,818,712
Columbia Large Cap Core Fund.......................    274,944,702   334,394,717
Columbia Small Cap Fund............................    147,017,991   236,625,375
Columbia Small Company Equity Fund.................     93,619,327   140,513,967

________________________________________________________________________________
MARCH 31, 2005 (UNAUDITED)                                 COLUMBIA EQUITY FUNDS

                                                     U.S. GOVERNMENT SECURITIES
                                                     ---------------------------
                                                       PURCHASES       SALES
                                                     ---------------------------
Columbia Asset Allocation Fund ....................   $19,902,700    $14,397,791

NOTE 6. LINE OF CREDIT

The Funds and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statements of Operations. For the six months ended March 31, 2005, the Funds did not borrow under this arrangement.

NOTE 7. DISCLOSURE OF SIGNIFICANT
RISKS AND CONTINGENCIES

FOREIGN SECURITIES

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

HIGH-YIELD SECURITIES

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established retail secondary market.

INDUSTRY FOCUS

The Funds may focus their investments in certain industries, subjecting them to greater risk than funds that are more diversified.

LEGAL PROCEEDINGS

On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by

________________________________________________________________________________
MARCH 31, 2005 (UNAUDITED)                                 COLUMBIA EQUITY FUNDS

$32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Funds' independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the fund or its shareholders can not currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Funds and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Funds and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs are expected to file a consolidated amended complaint in June 2005.

The Funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Funds.

In connection with events described in detail above, various parties have filed suit against certain funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL"). On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, can not currently be made.

For the six months ended March 31, 2005, Columbia has assumed legal, consulting services and Trustees' fees incurred by the Funds in connection with these matters as follows:

Columbia Asset Allocation Fund .................................    $ 4,751
Columbia Large Cap Growth Fund .................................     11,375
Columbia Disciplined Value Fund ................................      5,055
Columbia Large Cap Core Fund ...................................      4,524
Columbia Small Cap Fund ........................................     18,839
Columbia Small Company Equity Fund .............................      4,418

________________________________________________________________________________
MARCH 31, 2005 (UNAUDITED)                                 COLUMBIA EQUITY FUNDS

NOTE 8. BUSINESS COMBINATIONS AND MERGERS

As of the end of business on March 18, 2005, the Columbia Growth Fund, a series of Columbia Fund Trust XI, merged into the Columbia Large Cap Growth Fund. The Columbia Large Cap Growth Fund received a tax-free transfer of assets from the Columbia Growth Fund as follows:

        SHARES           NET ASSETS            UNREALIZED
        ISSUED            RECEIVED           APPRECIATION 1
     ------------       -------------        --------------
       34,544,160       $ 698,000,366        $   75,087,939

                        NET ASSETS OF          NET ASSETS
                          COLUMBIA              COLUMBIA
      NET ASSETS          LARGE CAP            LARGE CAP
     OF COLUMBIA         GROWTH FUND          GROWTH FUND
     GROWTH FUND         IMMEDIATELY          IMMEDIATELY
       PRIOR TO           PRIOR TO               AFTER
     COMBINATION         COMBINATION          COMBINATION
     ------------       -------------        --------------
     $698,000,366       $ 902,362,481        $1,600,362,847

1 Unrealized appreciation is included in the Net Assets Received amount shown above.

As of the end of business on March 18, 2005, the Columbia Common Stock Fund, a series of Columbia Fund Trust XI, merged into the Columbia Large Cap Core Fund. The Columbia Large Cap Core Fund received a tax-free transfer of assets from the Columbia Common Stock Fund as follows:

        SHARES           NET ASSETS            UNREALIZED
        ISSUED            RECEIVED           APPRECIATION 1
     ------------       -------------        --------------
       16,996,454       $ 213,171,601        $   16,036,196

                        NET ASSETS OF        NET ASSETS OF
     NET ASSETS OF        COLUMBIA              COLUMBIA
       COLUMBIA           LARGE CAP            LARGE CAP
        COMMON            CORE FUND            CORE FUND
      STOCK FUND         IMMEDIATELY          IMMEDIATELY
       PRIOR TO           PRIOR TO               AFTER
      COMBINATION        COMBINATION          COMBINATION
     ------------       -------------        --------------
     $ 213,171,601      $ 367,205,776        $  580,377,377

1 Unrealized appreciation is included in the Net Assets Received amount shown above.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                  COLUMBIA ASSET ALLOCATION FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                    (UNAUDITED)
                                                     SIX MONTHS              YEAR                PERIOD
                                                       ENDED                ENDED                ENDED
                                                     MARCH 31,           SEPTEMBER 30,        SEPTEMBER 30,
CLASS A SHARES                                          2005               2004 (A)           2003 (B)(C)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      15.06         $      14.01         $      12.86
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.13(e)(f)           0.21(e)              0.20(e)
Net realized and unrealized gain (loss)
  on investments, foreign currency
  and foreign capital gains tax                             0.77                 1.11                 1.17
                                                    ------------         ------------         ------------
Total from investment operations                            0.90                 1.32                 1.37
                                                    ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.14)               (0.27)               (0.22)
From net realized gains                                       --                   --                   --
                                                    ------------         ------------         ------------
Total distributions declared
  to shareholders                                          (0.14)               (0.27)               (0.22)
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      15.82         $      15.06         $      14.01
Total return (h)                                            5.96%(i)             9.46%(j)            10.80%(i)(j)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (k)                                                1.38%(l)             1.43%                1.49%(l)
Net investment income (k)                                   1.70%(l)             1.43%                1.55%(l)
Waiver/reimbursement                                          --               --%(m)                 0.01%(l)
Portfolio turnover rate                                       37%(i)               75%                 122%(i)
Net assets, end of period (000's)                   $      3,462         $      2,901         $      1,211
                                                    ------------         ------------         ------------

                                                                            YEAR ENDED OCTOBER 31,
                                                    -------------------------------------------------------------------------
CLASS A SHARES                                          2002                 2001                 2000             1999 (D)
                                                    ------------         ------------         ------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      14.95         $      18.77         $      17.73       $      16.95
                                                    ------------         ------------         ------------       ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.26(g)              0.34(e)              0.39(e)            0.44
Net realized and unrealized gain (loss)
  on investments, foreign currency
  and foreign capital gains tax                            (2.12)(g)            (3.06)                1.36               1.17
                                                    ------------         ------------         ------------       ------------
Total from investment operations                           (1.86)               (2.72)                1.75               1.61
                                                    ------------         ------------         ------------       ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.23)               (0.36)               (0.40)             (0.40)
From net realized gains                                       --                (0.74)               (0.31)             (0.43)
                                                    ------------         ------------         ------------       ------------
Total distributions declared
  to shareholders                                          (0.23)               (1.10)               (0.71)             (0.83)
                                                    ------------         ------------         ------------       ------------
NET ASSET VALUE, END OF PERIOD                      $      12.86         $      14.95         $      18.77       $      17.73
Total return (h)                                          (12.53)%(j)          (15.08)%(j)           10.15%(j)           9.72%(j)
                                                    ------------         ------------         ------------       ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (k)                                                1.40%                1.26%                1.15%              1.16%
Net investment income (k)                                   1.73%(g)             2.07%                2.15%              2.27%
Waiver/reimbursement                                        0.13%                0.12%                0.15%              0.13%
Portfolio turnover rate                                       40%                  65%                  59%               135%
Net assets, end of period (000's)                   $         43         $         60         $        186       $        238
                                                    ------------         ------------         ------------       ------------


(a) On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 18, 2002, the Galaxy Asset Allocation Fund, Prime A shares were redesignated Liberty Asset Allocation Fund, Class A shares.

(d)   The Fund began offering Prime A shares on November 1, 1998.

(e) Per share data was calculated using average shares outstanding during the period.

(f) Net investment income per share reflects a special dividend which amounted to $0.02 per share.

(g) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.01), $0.01 and (0.05)%, respectively.

(h) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(i)   Not annualized.

(j) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(k) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(l)   Annualized.

(m)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                  COLUMBIA ASSET ALLOCATION FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                    (UNAUDITED)
                                                     SIX MONTHS              YEAR                PERIOD
                                                       ENDED                ENDED                ENDED
                                                     MARCH 31,           SEPTEMBER 30,        SEPTEMBER 30,
CLASS B SHARES                                          2005               2004 (a)           2003 (b)(c)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      15.06         $      14.00         $      12.85
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.08(e)(f)           0.10(e)              0.12(e)
Net realized and unrealized gain (loss)
  on investments, foreign currency
  and foreign capital gains tax                             0.75                 1.11                 1.17
                                                    ------------         ------------         ------------
Total from investment operations                            0.83                 1.21                 1.29
                                                    ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.08)               (0.15)               (0.14)
From net realized gains                                       --                   --                   --
                                                    ------------         ------------         ------------
Total distributions declared
  to shareholders                                          (0.08)               (0.15)               (0.14)
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      15.81         $      15.06         $      14.00
Total return (h)                                            5.50%(i)             8.68%(j)            10.13%(i)(j)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (k)                                                2.13%(l)             2.18%                2.17%(l)
Net investment income (k)                                   0.95%(l)             0.68%                0.95%(l)
Waiver/reimbursement                                          --               --%(m)                 0.01%(l)
Portfolio turnover rate                                       37%(i)               75%                 122%(i)
Net assets, end of period (000's)                   $      6,146         $      4,926         $      2,539
                                                    ------------         ------------         ------------

                                                                             YEAR ENDED OCTOBER 31,
                                                    -------------------------------------------------------------------------
CLASS B SHARES                                          2002                 2001                 2000             1999 (d)
                                                    ------------         ------------         ------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      14.93         $      18.75         $      17.71       $      16.95
                                                    ------------         ------------         ------------       ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.14(g)              0.22(e)              0.26(e)            0.29
Net realized and unrealized gain (loss)
  on investments, foreign currency
  and foreign capital gains tax                            (2.08)(g)            (3.06)                1.35               1.19
                                                    ------------         ------------         ------------       ------------
Total from investment operations                           (1.94)               (2.84)                1.61               1.48
                                                    ------------         ------------         ------------       ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.14)               (0.24)               (0.26)             (0.29)
From net realized gains                                       --                (0.74)               (0.31)             (0.43)
                                                    ------------         ------------         ------------       ------------
Total distributions declared
  to shareholders                                          (0.14)               (0.98)               (0.57)             (0.72)
                                                    ------------         ------------         ------------       ------------
NET ASSET VALUE, END OF PERIOD                      $      12.85         $      14.93         $      18.75       $      17.71
Total return (h)                                          (13.06)%        (15.68)%(j)                 9.29%(j)           8.91%(j)
                                                    ------------         ------------         ------------       ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (k)                                                2.06%                1.99%                1.89%              1.90%
Net investment income (k)                                   1.07%(g)             1.34%                1.41%              1.53%
Waiver/reimbursement                                          --                 0.04%                0.17%              0.18%
Portfolio turnover rate                                       40%                  65%                  59%               135%
Net assets, end of period (000's)                   $        276         $        389         $        526       $        519
                                                    ------------         ------------         ------------       ------------


(a) On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 18, 2002, the Galaxy Asset Allocation Fund, Prime B shares were redesignated Liberty Asset Allocation Fund, Class B shares.

(d)   The Fund began offering Prime B shares on November 1, 1998.

(e) Per share data was calculated using average shares outstanding during the period.

(f) Net investment income per share reflects a special dividend which amounted to $0.02 per share.

(g) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.01), $0.01 and (0.05)%, respectively.

(h) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(i)   Not annualized.

(j) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(k) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(l)   Annualized.

(m)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                  COLUMBIA ASSET ALLOCATION FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED              YEAR ENDED          PERIOD ENDED
                                                     MARCH 31,           SEPTEMBER 30,        SEPTEMBER 30,
CLASS C SHARES                                          2005               2004 (a)           2003 (b)(c)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      15.06         $      14.00         $      13.08
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (d)                                   0.07(e)              0.10                 0.10
Net realized and unrealized gain on investments,
  foreign currency and foreign capital gains tax            0.77                 1.11                 0.93
                                                    ------------         ------------         ------------
Total from investment operations                            0.84                 1.21                 1.03
                                                    ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.08)               (0.15)               (0.11)
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      15.82         $      15.06         $      14.00
Total return (f)                                            5.57%(g)             8.67%(h)             7.93%(g)(h)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                                2.13%(j)             2.19%                2.28%(j)
Net investment income (i)                                   0.95%(j)             0.69%                0.85%(j)
Waiver/reimbursement                                          --               --%(k)                 0.01%(j)
Portfolio turnover rate                                       37%(g)               75%                 122%(g)
Net assets, end of period (000's)                   $        560         $        514         $        187
                                                    ------------         ------------         ------------


(a) On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Net investment income per share reflects a special dividend which amounted to $0.02 per share.

(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)   Not annualized.

(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)   Annualized.

(k)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                  COLUMBIA ASSET ALLOCATION FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                    (UNAUDITED)
                                                     SIX MONTHS              YEAR                PERIOD
                                                       ENDED                ENDED                ENDED
                                                     MARCH 31,           SEPTEMBER 30,        SEPTEMBER 30,
CLASS G SHARES                                          2005               2004 (a)           2003 (b)(c)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      15.06         $      14.00         $      12.84
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.08(d)(e)           0.11(d)              0.12(d)
Net realized and unrealized gain (loss)
  on investments, foreign currency
  and foreign capital gains tax                             0.75                 1.11                 1.17
                                                    ------------         ------------         ------------
Total from investment operations                            0.83                 1.22                 1.29
                                                    ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.08)               (0.16)               (0.13)
From net realized gains                                       --                   --                   --
                                                    ------------         ------------         ------------
Total distributions declared
  to shareholders                                          (0.08)               (0.16)               (0.13)
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      15.81         $      15.06         $      14.00
Total return (g)                                            5.53%(h)             8.72%(i)            10.12%(h)(i)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                                2.08%(k)             2.15%                2.19%(k)
Net investment income (j)                                   1.00%(k)             0.71%                1.02%(k)
Waiver/reimbursement                                          --                   --%(l)             0.01%(k)
Portfolio turnover rate                                       37%(h)               75%                 122%(h)
Net assets, end of period (000's)                   $     31,155         $     39,892         $     56,383
                                                    ------------         ------------         ------------

                                                                             YEAR ENDED OCTOBER 31,
                                                    -------------------------------------------------------------------------
CLASS G SHARES                                          2002                 2001                 2000               1999

NET ASSET VALUE, BEGINNING OF PERIOD                $      14.92         $      18.74         $      17.70       $      16.92
                                                    ------------         ------------         ------------       ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.14(f)              0.22(d)              0.24(d)            0.25
Net realized and unrealized gain (loss)
  on investments, foreign currency
  and foreign capital gains tax                            (2.08)(f)            (3.06)                1.36               1.21
                                                    ------------         ------------         ------------       ------------
Total from investment operations                           (1.94)               (2.84)                1.60               1.46
                                                    ------------         ------------         ------------       ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.14)               (0.24)               (0.25)             (0.25)
From net realized gains                                       --                (0.74)               (0.31)             (0.43)
                                                    ------------         ------------         ------------       ------------
Total distributions declared
  to shareholders                                          (0.14)               (0.98)               (0.56)             (0.68)
                                                    ------------         ------------         ------------       ------------
NET ASSET VALUE, END OF PERIOD                      $      12.84         $      14.92         $      18.74       $      17.70
Total return (g)                                          (13.08)%(i)          (15.72)%(i)            9.20%              8.76%
                                                    ------------         ------------         ------------       ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                                2.09%                2.01%                1.99%              2.00%
Net investment income (j)                                   1.04%(f)             1.33%                1.31%              1.43%
Waiver/reimbursement                                        0.03%                0.01%                  --                 --
Portfolio turnover rate                                       40%                  65%                  59%               135%
Net assets, end of period (000's)                   $     73,183         $    106,074         $    105,980       $     91,199
                                                    ------------         ------------         ------------       ------------


(a) On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 18, 2002, the Galaxy Asset Allocation Fund, Retail B shares were redesignated Liberty Asset Allocation Fund, Class G shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Net investment income per share reflects a special dividend which amounted to $0.02 per share.

(f) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the net ratio of investment income to average net assets is $(0.01), $0.01 and (0.05)%, respectively.

(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)   Not annualized.

(i) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(k)   Annualized.

(l)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                  COLUMBIA ASSET ALLOCATION FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                    (UNAUDITED)
                                                     SIX MONTHS              YEAR                PERIOD
                                                       ENDED                ENDED                ENDED
                                                     MARCH 31,           SEPTEMBER 30,        SEPTEMBER 30,
CLASS T SHARES                                          2005               2004 (a)           2003 (b)(c)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      15.07         $      14.01         $      12.87
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.13(d)(e)           0.21(d)              0.21(d)
Net realized and unrealized gain (loss)
  on investments, foreign currency
  and foreign capital gains tax                             0.76                 1.11                 1.16
                                                    ------------         ------------         ------------
Total from investment operations                            0.89                 1.32                 1.37
                                                    ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.13)               (0.26)               (0.23)
From net realized gains                                       --                   --                   --
                                                    ------------         ------------         ------------
Total distributions declared
  to shareholders                                          (0.13)               (0.26)               (0.23)
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      15.83         $      15.07         $      14.01
Total return (g)                                            5.93%(h)             9.47%(i)            10.75%(h)(i)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                                1.43%(k)             1.49%                1.49%(k)
Net investment income (j)                                   1.65%(k)             1.37%                1.73%(k)
Waiver/reimbursement                                          --               --%(l)                 0.01%(k)
Portfolio turnover rate                                       37%(h)               75%                 122%(h)
Net assets, end of period (000's)                   $    184,599         $    183,438         $    189,580
                                                    ------------         ------------         ------------

                                                                             YEAR ENDED OCTOBER 31,
                                                    -------------------------------------------------------------------------
CLASS T SHARES                                          2002                 2001                 2000               1999
                                                    ------------         ------------         ------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      14.95         $      18.79         $      17.74       $      16.95
                                                    ------------         ------------         ------------       ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.25(f)              0.33(d)              0.37(d)            0.37
Net realized and unrealized gain (loss)
  on investments, foreign currency
  and foreign capital gains tax                            (2.09)(f)            (3.08)                1.36               1.21
                                                    ------------         ------------         ------------       ------------
Total from investment operations                           (1.84)               (2.75)                1.73               1.58
                                                    ------------         ------------         ------------       ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.24)               (0.35)               (0.37)             (0.36)
From net realized gains                                       --                (0.74)               (0.31)             (0.43)
                                                    ------------         ------------         ------------       ------------
Total distributions declared
  to shareholders                                          (0.24)               (1.09)               (0.68)             (0.79)
                                                    ------------         ------------         ------------       ------------
NET ASSET VALUE, END OF PERIOD                      $      12.87         $      14.95         $      18.79       $      17.74
Total return (g)                                          (12.45)%(i)          (15.18)%(i)            9.98%              9.53%
                                                    ------------         ------------         ------------       ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                                1.37%                1.33%                1.29%              1.32%
Net investment income (j)                                   1.76%(f)             2.01%                2.01%              2.11%
Waiver/reimbursement                                        0.01%                0.01%                  --                 --
Portfolio turnover rate                                       40%                  65%                  59%               135%
Net assets, end of period (000's)                   $    198,154         $    289,882         $    371,590       $    389,077
                                                    ------------         ------------         ------------       ------------


(a) On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 18, 2002, the Galaxy Asset Allocation Fund, Retail A shares were redesignated Liberty Asset Allocation Fund, Class T shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Net investment income per share reflects a special dividend which amounted to $0.02 per share.

(f) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.01), $0.01 and (0.05)%, respectively.

(g) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h)   Not annualized.

(i) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(k)   Annualized.

(l)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                  COLUMBIA ASSET ALLOCATION FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                     (UNAUDITED)
                                                     SIX MONTHS            YEAR              PERIOD
                                                        ENDED              ENDED              ENDED
                                                      MARCH 31,        SEPTEMBER 30,      SEPTEMBER 30,
CLASS Z SHARES                                          2005             2004 (A)          2003 (B)(C)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      15.06         $      14.01         $      12.87
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.15(d)(e)           0.25(d)              0.25(d)
Net realized and unrealized gain (loss)
  on investments, foreign currency
  and foreign capital gains tax                             0.76                 1.11                 1.16
                                                    ------------         ------------         ------------
Total from investment operations                            0.91                 1.36                 1.41
                                                    ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.16)               (0.31)               (0.27)
From net realized gains                                       --                   --                   --
                                                    ------------         ------------         ------------
Total distributions declared
  to shareholders                                          (0.16)               (0.31)               (0.27)
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      15.81         $      15.06         $      14.01
Total return (g)                                            6.02%(h)             9.75%(i)            11.07%(h)(i)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                                1.13%(k)             1.19%                1.16%(k)
Net investment income (j)                                   1.96%(k)             1.67%                2.04%(k)
Waiver/reimbursement                                          --                   --%(l)             0.01%(k)
Portfolio turnover rate                                       37%(h)               75%                 122%(h)
Net assets, end of period (000's)                   $    177,890         $    191,556         $    217,935
                                                    ------------         ------------         ------------



                                                                             YEAR ENDED OCTOBER 31,
                                                    -------------------------------------------------------------------------
CLASS Z SHARES                                          2002                 2001                 2000               1999
                                                    ------------         ------------         ------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      14.94         $      18.78         $      17.73       $      16.96
                                                    ------------         ------------         ------------       ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.29(f)              0.37(d)              0.41(d)            0.40
Net realized and unrealized gain (loss)
  on investments, foreign currency
  and foreign capital gains tax                            (2.09)(f)            (3.08)                1.36               1.20
                                                    ------------         ------------         ------------       ------------
Total from investment operations                           (1.80)               (2.71)                1.77               1.60
                                                    ------------         ------------         ------------       ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.27)               (0.39)               (0.41)             (0.40)
From net realized gains                                       --                (0.74)               (0.31)             (0.43)
                                                    ------------         ------------         ------------       ------------
Total distributions declared
  to shareholders                                          (0.27)               (1.13)               (0.72)             (0.83)
                                                    ------------         ------------         ------------       ------------
NET ASSET VALUE, END OF PERIOD                      $      12.87         $      14.94         $      18.78       $      17.73
Total return (g)                                          (12.23)%(i)          (14.94)%              10.21%              9.63%
                                                    ------------         ------------         ------------       ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                                1.12%                1.11%                1.09%              1.12%
Net investment income (j)                                   2.01%(f)             2.23%                2.21%              2.31%
Waiver/reimbursement                                        0.03%                  --                   --                 --
Portfolio turnover rate                                       40%                  65%                  59%               135%
Net assets, end of period (000's)                   $    163,934         $    230,562         $    290,970       $    269,851
                                                    ------------         ------------         ------------       ------------


(a) On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 18, 2002, the Galaxy Asset Allocation Fund, Trust shares were redesignated Liberty Asset Allocation Fund, Class Z shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Net investment income per share reflects a special dividend which amounted to $0.02 per share.

(f) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.01), $0.01 and (0.05)%, respectively.

(g)   Total return at net asset value assuming all distributions reinvested.

(h)   Not annualized.

(i) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(k)   Annualized.

(l)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                  COLUMBIA LARGE CAP GROWTH FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                    (UNAUDITED)
                                                     SIX MONTHS              YEAR                PERIOD
                                                       ENDED                ENDED                ENDED
                                                     MARCH 31,           SEPTEMBER 30,        SEPTEMBER 30,
CLASS A SHARES                                          2005               2004 (a)           2003 (b)(c)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      18.57         $      17.59         $      16.06
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                0.06(e)(f)          (0.08)(e)            (0.05)(e)
Net realized and unrealized
  gain (loss) on investments                                1.31                 1.06                 1.61
                                                    ------------         ------------         ------------
Total from investment operations                            1.37                 0.98                 1.56
                                                    ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.02)                  --                (0.03)
From net realized gains                                       --                   --                   --
                                                    ------------         ------------         ------------
Total distributions declared
  to shareholders                                          (0.02)                  --                (0.03)
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      19.92         $      18.57         $      17.59
Total return (g)                                            7.38%(h)             5.57%(i)             9.72%(h)(i)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                                1.27%(k)             1.28%                1.30%(k)
Net investment income (loss) (j)                            0.58%(k)            (0.40)%              (0.30)%(k)
Waiver/reimbursement                                          --                   --%(l)             0.02%(k)
Portfolio turnover rate                                       46%(h)              126%                  91%(h)
Net assets, end of period (000's)                   $      9,732         $      3,867         $      1,887
                                                    ------------         ------------         ------------



                                                                              YEAR ENDED OCTOBER 31,
                                                    -------------------------------------------------------------------------
CLASS A SHARES                                          2002                 2001                 2000              1999 (d)
                                                    ------------         ------------         ------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      19.74         $      32.31         $      28.95       $      24.49
                                                    ------------         ------------         ------------       ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                0.03(e)             (0.02)               (0.05)(e)          (0.01)
Net realized and unrealized
  gain (loss) on investments                               (3.71)               (8.92)                5.13               6.37
                                                    ------------         ------------         ------------       ------------
Total from investment operations                           (3.68)               (8.94)                5.08               6.36
                                                    ------------         ------------         ------------       ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income                                    --                   --                   --                 --
From net realized gains                                       --                (3.63)               (1.72)             (1.90)
                                                    ------------         ------------         ------------       ------------
Total distributions declared
  to shareholders                                             --                (3.63)               (1.72)             (1.90)
                                                    ------------         ------------         ------------       ------------
NET ASSET VALUE, END OF PERIOD                      $      16.06         $      19.74         $      32.31       $      28.95
Total return (g)                                          (18.64)%(i)          (30.43)%(i)           18.36%(i)          27.30%(i)
                                                    ------------         ------------         ------------       ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                                1.12%                1.13%                1.12%              1.14%
Net investment income (loss) (j)                            0.14%               (0.10)%              (0.17)%            (0.05)%
Waiver/reimbursement                                        0.05%                0.03%                0.11%              0.14%
Portfolio turnover rate                                       43%                  48%                  54%                53%
Net assets, end of period (000's)                   $         56         $        671         $        142       $        107
                                                    ------------         ------------         ------------       ------------


(a) On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 18, 2002, the Galaxy Equity Growth Fund, Prime A shares were redesignated Liberty Equity Growth Fund, Class A shares.

(d)   The Fund began issuing Prime A shares on November 1, 1998.

(e) Per share data was calculated using average shares outstanding during the period.

(f) Net investment income per share reflects a special dividend which amounted to $0.09 per share.

(g) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h)   Not annualized.

(i) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(k)   Annualized.

(l)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                  COLUMBIA LARGE CAP GROWTH FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                    (UNAUDITED)
                                                     SIX MONTHS              YEAR                PERIOD
                                                       ENDED                ENDED                ENDED
                                                     MARCH 31,           SEPTEMBER 30,        SEPTEMBER 30,
CLASS B SHARES                                          2005               2004 (a)           2003 (b)(c)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      17.76         $      16.96         $      15.57
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                        (0.01)(e)(f)         (0.21)(e)            (0.14)(e)
Net realized and unrealized
gain (loss) on investments                                  1.25                 1.01                 1.53
                                                    ------------         ------------         ------------
Total from investment operations                            1.24                 0.80                 1.39
                                                    ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                       --                   --                   --
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      19.00         $      17.76         $      16.96
Total return (g)                                            6.98%(h)             4.72%(i)             8.93%(h)(i)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                                2.02%(k)             2.03%                2.13%(k)
Net investment loss (j)                                    (0.15)%(k)           (1.15)%              (0.97)%(k)
Waiver/reimbursement                                          --                   --%(l)             0.02%(k)
Portfolio turnover rate                                       46%(h)              126%                  91%(h)
Net assets, end of period (000's)                   $      7,024         $      3,195         $      1,013
                                                    ------------         ------------         ------------



                                                                              YEAR ENDED OCTOBER 31,
                                                    -------------------------------------------------------------------------
CLASS B SHARES                                          2002                 2001                 2000              1999 (d)
                                                    ------------         ------------         ------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      19.32         $      31.94         $      28.84       $      24.49
                                                    ------------         ------------         ------------       ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                        (0.14)(e)            (0.19)               (0.29)(e)          (0.10)
Net realized and unrealized
  gain (loss) on investments                               (3.61)               (8.80)                5.11               6.35
                                                    ------------         ------------         ------------       ------------
Total from investment operations                           (3.75)               (8.99)                4.82               6.25
                                                    ------------         ------------         ------------       ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                       --                (3.63)               (1.72)             (1.90)
                                                    ------------         ------------         ------------       ------------
NET ASSET VALUE, END OF PERIOD                      $      15.57         $      19.32         $      31.94       $      28.84
Total return (g)                                          (19.41)%(i)          (31.00)%(i)           17.48%(i)          26.79%(i)
                                                    ------------         ------------         ------------       ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                                1.99%                1.95%                1.87%              1.87%
Net investment loss (j)                                    (0.73)%              (0.92)%              (0.92)%            (0.78)%
Waiver/reimbursement                                        0.05%                0.03%                0.15%              0.32%
Portfolio turnover rate                                       43%                  48%                  54%                53%
Net assets, end of period (000's)                   $        207         $        309         $        450       $        246
                                                    ------------         ------------         ------------       ------------


(a) On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 18, 2002, the Galaxy Equity Growth Fund, Prime B shares were redesignated Liberty Equity Growth Fund, Class B shares.

(d)   The Fund began issuing Prime B shares on November 1, 1998.

(e) Per share data was calculated using average shares outstanding during the period.

(f) Net investment loss per share reflects a special dividend which amounted to $0.09 per share.

(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)   Not annualized.

(i) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(k)   Annualized.

(l)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                  COLUMBIA LARGE CAP GROWTH FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                    (UNAUDITED)
                                                     SIX MONTHS              YEAR                PERIOD
                                                       ENDED                ENDED                ENDED
                                                     MARCH 31,           SEPTEMBER 30,        SEPTEMBER 30,
CLASS C SHARES                                          2005               2004 (a)           2003 (b)(c)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      17.79         $      16.98         $      16.04
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (d)                                    (0.01)(e)            (0.21)               (0.13)
Net realized and unrealized gain on investments             1.25                 1.02                 1.07
                                                    ------------         ------------         ------------
Total from investment operations                            1.24                 0.81                 0.94
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      19.03         $      17.79         $      16.98
Total return (f)                                            6.97%(g)             4.77%(h)             5.86%(g)(h)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                                2.02%(j)             2.03%                2.00%(j)
Net investment loss (i)                                    (0.11)%(j)           (1.15)%              (0.92)%(j)
Waiver/reimbursement                                          --                   --%(k)             0.02%(j)
Portfolio turnover rate                                       46%(g)              126%                  91%(g)
Net assets, end of period (000's)                   $      1,217         $        780         $        524
                                                    ------------         ------------         ------------

(a) On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Net investment loss per share reflects a special dividend which amounted to $0.09 per share.

(f) Total return at net asset value assuming no contingent deferred sales charge.

(g)   Not annualized.

(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)   Annualized.

(k)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                  COLUMBIA LARGE CAP GROWTH FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                    (UNAUDITED)
                                                     SIX MONTHS              YEAR                PERIOD
                                                       ENDED                ENDED                ENDED
                                                     MARCH 31,           SEPTEMBER 30,        SEPTEMBER 30,
CLASS G SHARES                                          2005               2004 (a)           2003 (b)(c)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      17.21         $      16.43         $      15.11
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                           --(d)(e)(f)       (0.20)(d)            (0.15)(d)
Net realized and unrealized
  gain (loss) on investments                                1.20                 0.98                 1.47
                                                    ------------         ------------         ------------
Total from investment operations                            1.20                 0.78                 1.32
                                                    ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                       --                   --                   --
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      18.41         $      17.21         $      16.43
Total return (g)                                            6.97%(h)             4.75%(i)             8.66%(h)(i)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                                1.97%(k)             2.02%                2.31%(k)
Net investment loss (j)                                    (0.03)%(k)           (1.14)%              (1.02)%(k)
Waiver/reimbursement                                          --                   --%(l)             0.02%(k)
Portfolio turnover rate                                       46%(h)              126%                  91%(h)
Net assets, end of period (000's)                   $     55,434         $     46,328         $     54,850
                                                    ------------         ------------         ------------



                                                                              YEAR ENDED OCTOBER 31,
                                                    -------------------------------------------------------------------------
CLASS G SHARES                                          2002                 2001                 2000               1999
                                                    ------------         ------------         ------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      18.79         $      31.22         $      28.27       $      24.07
                                                    ------------         ------------         ------------       ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                        (0.17)(d)            (0.21)               (0.35)(d)          (0.20)
Net realized and unrealized
  gain (loss) on investments                               (3.51)               (8.59)                5.02               6.30
                                                    ------------         ------------         ------------       ------------
Total from investment operations                           (3.68)               (8.80)                4.67               6.10
                                                    ------------         ------------         ------------       ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                       --                (3.63)               (1.72)             (1.90)
                                                    ------------         ------------         ------------       ------------
NET ASSET VALUE, END OF PERIOD                      $      15.11         $      18.79         $      31.22       $      28.27
Total return (g)                                          (19.49)%(i)          (31.16)%(i)           17.29%(i)          26.63%(i)
                                                    ------------         ------------         ------------       ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                                2.18%                2.11%                2.07%              2.05%
Net investment loss (j)                                    (0.92)%              (1.08)%              (1.11)%            (0.96)%
Waiver/reimbursement                                        0.07%                0.02%                0.02%              0.03%
Portfolio turnover rate                                       43%                  48%                  54%                53%
Net assets, end of period (000's)                   $     64,156         $     92,292         $    130,347       $     71,525
                                                    ------------         ------------         ------------       ------------


(a) On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 18, 2002, the Galaxy Equity Growth Fund, Retail B shares were redesignated Liberty Equity Growth Fund, Class G shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e)   Rounds to less than $0.01 per share.

(f) Net investment loss per share reflects a special dividend which amounted to $0.09 per share.

(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)   Not annualized.

(i) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(k)   Annualized.

(l)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                  COLUMBIA LARGE CAP GROWTH FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                    (UNAUDITED)
                                                     SIX MONTHS              YEAR                PERIOD
                                                       ENDED                ENDED                ENDED
                                                     MARCH 31,           SEPTEMBER 30,        SEPTEMBER 30,
CLASS T SHARES                                          2005               2004 (a)           2003 (b)(c)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      18.46         $      17.50         $      15.98
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                0.06(d)(e)          (0.09)(d)            (0.02)(d)
Net realized and unrealized
  gain (loss) on investments                                1.30                 1.05                 1.54
                                                    ------------         ------------         ------------
Total from investment operations                            1.36                 0.96                 1.52
                                                    ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.02)                  --                   --
From net realized gains                                       --                   --                   --
                                                    ------------         ------------         ------------
Total distributions declared
  to shareholders                                          (0.02)                  --                   --
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      19.80         $      18.46         $      17.50
Total return (f)                                            7.36%(g)             5.49%(h)             9.51%(g)(h)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                                1.32%(j)             1.35%                1.45%(j)
Net investment income (loss) (i)                            0.61%(j)            (0.47)%              (0.16)%(j)
Waiver/reimbursement                                          --                   --%(k)             0.02%(j)
Portfolio turnover rate                                       46%(g)              126%                  91%(g)
Net assets, end of period (000's)                   $    219,061         $    219,129         $    235,849
                                                    ------------         ------------         ------------



                                                                              YEAR ENDED OCTOBER 31,
                                                    -------------------------------------------------------------------------
CLASS T SHARES                                          2002                 2001                 2000               1999
                                                    ------------         ------------         ------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      19.70         $      32.31         $      28.99       $      24.47
                                                    ------------         ------------         ------------       ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               (0.02)(d)            (0.07)               (0.10)(d)          (0.06)
Net realized and unrealized
  gain (loss) on investments                               (3.70)               (8.91)                5.14               6.48
                                                    ------------         ------------         ------------       ------------
Total from investment operations                           (3.72)               (8.98)                5.04               6.42
                                                    ------------         ------------         ------------       ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                    --                   --                   --                 --
From net realized gains                                       --                (3.63)               (1.72)             (1.90)
                                                    ------------         ------------         ------------       ------------
Total distributions declared
  to shareholders                                             --                (3.63)               (1.72)             (1.90)
                                                    ------------         ------------         ------------       ------------
NET ASSET VALUE, END OF PERIOD                      $      15.98         $      19.70         $      32.31       $      28.99
Total return (f)                                          (18.88)%(h)          (30.57)%(h)           18.18%             27.55%
                                                    ------------         ------------         ------------       ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                                1.34%                1.31%                1.28%              1.34%
Net investment income (loss) (i)                           (0.08)%              (0.28)%              (0.33)%            (0.25)%
Waiver/reimbursement                                        0.07%                0.02%                  --                 --
Portfolio turnover rate                                       43%                  48%                  54%                53%
Net assets, end of period (000's)                   $    239,279         $    346,214         $    580,417       $    443,639
                                                    ------------         ------------         ------------       ------------


(a) On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 18, 2002, the Galaxy Equity Growth Fund, Retail A shares were redesignated Liberty Equity Growth Fund, Class T shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Net investment income per share reflects a special dividend which amounted to $0.09 per share.

(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)   Not annualized.

(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)   Annualized.

(k)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                  COLUMBIA LARGE CAP GROWTH FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                    (UNAUDITED)
                                                     SIX MONTHS              YEAR                PERIOD
                                                       ENDED                ENDED                ENDED
                                                     MARCH 31,           SEPTEMBER 30,        SEPTEMBER 30,
CLASS Z SHARES                                          2005               2004 (a)           2003 (b)(c)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      18.87         $      17.84         $      16.28
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                0.09(d)(e)          (0.03)(d)             0.05(d)
                                                    ------------         ------------         ------------
Net realized and unrealized
gain (loss) on investments                                  1.33                 1.07                 1.57
                                                    ------------         ------------         ------------
Total from investment operations                            1.42                 1.04                 1.62
                                                    ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.03)               (0.01)               (0.06)
From net realized gains                                       --                   --                   --
                                                    ------------         ------------         ------------
Total distributions declared
  to shareholders                                          (0.03)               (0.01)               (0.06)
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      20.26         $      18.87         $      17.84
Total return (f)                                            7.54%(g)             5.83%(h)             9.93%(g)(h)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                                1.02%(j)             1.03%                0.99%(j)
Net investment income (loss) (i)                            0.90%(j)            (0.15)%               0.30%(j)
Waiver/reimbursement                                          --                   --%(k)             0.02%(j)
Portfolio turnover rate                                       46%(g)              126%                  91%(g)
Net assets, end of period (000's)                   $  1,293,476         $    634,710         $    670,649
                                                    ------------         ------------         ------------



                                                                              YEAR ENDED OCTOBER 31,
                                                    -------------------------------------------------------------------------
CLASS Z SHARES                                          2002                 2001                 2000               1999
                                                    ------------         ------------         ------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      19.99         $      32.61         $      29.15       $      24.52
                                                    ------------         ------------         ------------       ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                0.07(d)              0.02                 0.01(d)            0.03
Net realized and unrealized
  gain (loss) on investments                               (3.78)               (9.01)                5.18               6.50
                                                    ------------         ------------         ------------       ------------
Total from investment operations                           (3.71)               (8.99)                5.19               6.53
                                                    ------------         ------------         ------------       ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                    --                   --                (0.01)                --
From net realized gains                                       --                (3.63)               (1.72)             (1.90)
                                                    ------------         ------------         ------------       ------------
Total distributions declared
  to shareholders                                             --                (3.63)               (1.73)             (1.90)
                                                    ------------         ------------         ------------       ------------
NET ASSET VALUE, END OF PERIOD                      $      16.28         $      19.99         $      32.61       $      29.15
Total return (f)                                          (18.51)%(h)          (30.29)%(h)           18.63%             28.07%
                                                    ------------         ------------         ------------       ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                                0.91%                0.93%                0.91%              0.94%
Net investment income (loss) (i)                            0.35%                0.10%                0.04%              0.15%
Waiver/reimbursement                                        0.05%                0.01%                  --                 --
Portfolio turnover rate                                       43%                  48%                  54%                53%
Net assets, end of period (000's)                   $    699,215         $    845,887         $  1,258,399       $  1,041,378
                                                    ------------         ------------         ------------       ------------


(a) On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 18, 2002, the Galaxy Equity Growth Fund, Trust shares were redesignated Liberty Equity Growth Fund, Class Z shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Net investment income per share reflects a special dividend which amounted to $0.09 per share.

(f)   Total return at net asset value assuming all distributions reinvested.

(g)   Not annualized.

(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)   Annualized.

(k)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                 COLUMBIA DISCIPLINED VALUE FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                    (UNAUDITED)
                                                     SIX MONTHS              YEAR                PERIOD
                                                       ENDED                ENDED                ENDED
                                                     MARCH 31,           SEPTEMBER 30,        SEPTEMBER 30,
CLASS A SHARES                                          2005               2004 (a)           2003 (b)(c)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      12.71         $      11.02         $      10.06
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (d)                                   0.11(e)              0.17                 0.04
Net realized and unrealized gain on investments             1.04                 1.75                 0.92
                                                    ------------         ------------         ------------
Total from investment operations                            1.15                 1.92                 0.96
                                                    ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.10)               (0.23)                  --
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      13.76         $      12.71         $      11.02
Total return (f)                                            9.07%(g)            17.53%                9.54%(g)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                1.26%(i)             1.31%                1.31%(i)
Net investment income (h)                                   1.65%(i)             1.34%                0.49%(i)
Portfolio turnover rate                                       43%(g)              101%                  50%(g)
Net assets, end of period (000's)                   $      3,464         $      2,511         $        903
                                                    ------------         ------------         ------------


(a) On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Net investment income per share reflects a special dividend which amounted to $0.02 per share.

(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)   Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                 COLUMBIA DISCIPLINED VALUE FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                    (UNAUDITED)
                                                     SIX MONTHS              YEAR                PERIOD
                                                       ENDED                ENDED                ENDED
                                                     MARCH 31,           SEPTEMBER 30,        SEPTEMBER 30,
CLASS B SHARES                                          2005               2004 (a)           2003 (b)(c)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      12.16         $      10.49         $       9.67
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (d)                            0.06(e)              0.07                (0.02)
Net realized and unrealized gain on investments             0.99                 1.67                 0.84
                                                    ------------         ------------         ------------
Total from investment operations                            1.05                 1.74                 0.82
                                                    ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.05)               (0.07)                  --
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      13.16         $      12.16         $      10.49
Total return (f)                                            8.64%(g)            16.64%                8.48%(g)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                2.01%(i)             2.06%                2.26%(i)
Net investment income (loss) (h)                            0.90%(i)             0.60%               (0.27)%(i)
Portfolio turnover rate                                       43%(g)              101%                  50%(g)
Net assets, end of period (000's)                   $      3,424         $      2,370         $        338
                                                    ------------         ------------         ------------


(a) On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) Class B shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Net investment income per share reflects a special dividend which amounted to $0.02 per share.

(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)   Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                 COLUMBIA DISCIPLINED VALUE FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                    (UNAUDITED)
                                                     SIX MONTHS              YEAR                PERIOD
                                                       ENDED                ENDED                ENDED
                                                     MARCH 31,           SEPTEMBER 30,        SEPTEMBER 30,
CLASS C SHARES                                          2005               2004 (a)           2003 (b)(c)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      12.14         $      10.47         $       9.67
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (d)                            0.06(e)              0.07                (0.05)
Net realized and unrealized gain on investments             0.99                 1.67                 0.85
                                                    ------------         ------------         ------------
Total from investment operations                            1.05                 1.74                 0.80
                                                    ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.05)               (0.07)                  --
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      13.14         $      12.14         $      10.47
Total return (f)                                            8.65%(g)            16.67%                8.27%(g)(h)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                                2.01%(j)             2.07%                2.49%(j)
Net investment income (loss) (i)                            0.90%(j)             0.63%               (0.60)%(j)
Waiver/reimbursement                                          --                   --                 0.49%(j)
Portfolio turnover rate                                       43%(g)              101%                  50%(g)
Net assets, end of period (000's)                   $        451         $        291         $         24
                                                    ------------         ------------         ------------


(a) On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Net investment income per share reflects a special dividend which amounted to $0.02 per share.

(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)   Not annualized.

(h) Had the Investment Advisor or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                 COLUMBIA DISCIPLINED VALUE FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                    (UNAUDITED)
                                                     SIX MONTHS              YEAR                PERIOD
                                                       ENDED                ENDED                ENDED
                                                     MARCH 31,           SEPTEMBER 30,        SEPTEMBER 30,
CLASS G SHARES                                          2005               2004 (a)           2003 (b)(c)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      12.17         $      10.50         $       9.21
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                0.06(d)(e)           0.08(d)             (0.04)(d)
Net realized and unrealized
  gain (loss) on investments                                0.98                 1.67                 1.33
                                                    ------------         ------------         ------------
Total from investment operations                            1.04                 1.75                 1.29
                                                    ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.05)               (0.08)                  --
From net realized gains                                       --                   --                   --
                                                    ------------         ------------         ------------
Total distributions declared
  to shareholders                                          (0.05)               (0.08)                  --
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      13.16         $      12.17         $      10.50
Total return (f)                                            8.58%(g)            16.67%               14.01%(g)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                                1.96%(j)             2.06%                2.31%(j)
Net investment income (loss) (i)                            0.95%(j)             0.64%               (0.47)%(j)
Waiver/reimbursement                                          --                   --                   --
Portfolio turnover rate                                       43%(g)              101%                  50%(g)
Net assets, end of period (000's)                   $      6,295         $      7,502         $     11,074
                                                    ------------         ------------         ------------



                                                                              YEAR ENDED OCTOBER 31,
                                                    -------------------------------------------------------------------------
CLASS G SHARES                                          2002                 2001                 2000               1999
                                                    ------------         ------------         ------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      12.10         $      16.73         $      18.08       $      16.44
                                                    ------------         ------------         ------------       ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               (0.19)               (0.10)               (0.15)             (0.15)
Net realized and unrealized
  gain (loss) on investments                               (2.35)               (1.64)                1.25               2.40
                                                    ------------         ------------         ------------       ------------
Total from investment operations                           (2.54)               (1.74)                1.10               2.25
                                                    ------------         ------------         ------------       ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                    --                   --                   --                 --
From net realized gains                                    (0.35)               (2.89)               (2.45)             (0.61)
                                                    ------------         ------------         ------------       ------------
Total distributions declared
  to shareholders                                          (0.35)               (2.89)               (2.45)             (0.61)
                                                    ------------         ------------         ------------       ------------
NET ASSET VALUE, END OF PERIOD                      $       9.21         $      12.10         $      16.73       $      18.08
Total return (f)                                          (21.85)%             (11.00)%(h)            7.12%(h)          13.81%
                                                    ------------         ------------         ------------       ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                                2.18%                2.13%                2.09%              2.08%
Net investment income (loss) (i)                           (1.15)%              (0.91)%              (0.83)%            (0.87)%
Waiver/reimbursement                                          --                 0.02%                0.03%                --
Portfolio turnover rate                                       99%                 127%                  72%                75%
Net assets, end of period (000's)                   $     16,791         $     25,776         $     30,555       $     30,988
                                                    ------------         ------------         ------------       ------------


(a) On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 25, 2002, the Galaxy Equity Value Fund, Retail B shares were redesignated Liberty Equity Value Fund, Class G shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Net investment income per share reflects a special dividend which amounted to $0.02 per share.

(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)   Not annualized.

(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                 COLUMBIA DISCIPLINED VALUE FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                    (UNAUDITED)
                                                     SIX MONTHS              YEAR                PERIOD
                                                       ENDED                ENDED                ENDED
                                                     MARCH 31,           SEPTEMBER 30,        SEPTEMBER 30,
CLASS T SHARES                                          2005               2004 (a)           2003 (b)(c)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      12.72         $      11.00         $       9.58
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                0.11(d)(e)           0.16(d)              0.03(d)
Net realized and unrealized
gain (loss) on investments                                  1.03                 1.76                 1.39
                                                    ------------         ------------         ------------
Total from investment operations                            1.14                 1.92                 1.42
                                                    ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.10)               (0.20)                  --
In excess of net investment income                            --                   --                   --
From net realized gains                                       --                   --                   --
                                                    ------------         ------------         ------------
Total distributions declared
  to shareholders                                          (0.10)               (0.20)                  --
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      13.76         $      12.72         $      11.00
Total return (g)                                            8.95%(h)            17.54%               14.82%(h)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                                1.31%(k)             1.38%                1.50%(k)
Net investment income (loss) (j)                            1.60%(k)             1.31%                0.35%(k)
Waiver/reimbursement                                          --                   --                   --
Portfolio turnover rate                                       43%(h)              101%                  50%(h)
Net assets, end of period (000's)                   $    135,959         $    133,094         $    127,993
                                                    ------------         ------------         ------------



                                                                              YEAR ENDED OCTOBER 31,
                                                    -------------------------------------------------------------------------
CLASS T SHARES                                          2002                 2001                 2000               1999
                                                    ------------         ------------         ------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      12.48         $      17.05         $      18.28       $      16.50
                                                    ------------         ------------         ------------       ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               (0.05)               (0.02)               (0.02)             (0.03)
Net realized and unrealized
gain (loss) on investments                                 (2.50)               (1.66)                1.25               2.42
                                                    ------------         ------------         ------------       ------------
Total from investment operations                           (2.55)               (1.68)                1.23               2.39
                                                    ------------         ------------         ------------       ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                    --                   --                (0.01)                --
In excess of net investment income                            --                   --                   --(f)              --
From net realized gains                                    (0.35)               (2.89)               (2.45)             (0.61)
                                                    ------------         ------------         ------------       ------------
Total distributions declared
  to shareholders                                          (0.35)               (2.89)               (2.46)             (0.61)
                                                    ------------         ------------         ------------       ------------
NET ASSET VALUE, END OF PERIOD                      $       9.58         $      12.48         $      17.05       $      18.28
Total return (g)                                          (21.31)%             (10.27)%(i)            7.83%             14.63%
                                                    ------------         ------------         ------------       ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                                1.41%                1.39%                1.36%              1.37%
Net investment income (loss) (j)                           (0.38)%              (0.17)%              (0.10)%            (0.16)%
Waiver/reimbursement                                          --                 0.01%                  --                 --
Portfolio turnover rate                                       99%                 127%                  72%                75%
Net assets, end of period (000's)                   $    123,085         $    180,435         $    226,836       $    258,332
                                                    ------------         ------------         ------------       ------------


(a) On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 25, 2002, the Galaxy Equity Value Fund, Retail A shares were redesignated Liberty Equity Value Fund, Class T shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Net investment income per share reflects a special dividend which amounted to $0.02 per share.

(f)   Rounds to less than $0.01 per share.

(g) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h)   Not annualized.

(i) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(k)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                 COLUMBIA DISCIPLINED VALUE FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                    (UNAUDITED)
                                                     SIX MONTHS              YEAR                PERIOD
                                                       ENDED                 ENDED                ENDED
                                                     MARCH 31,           SEPTEMBER 30,        SEPTEMBER 30,
CLASS Z SHARES                                          2005               2004 (a)            2003 (b)(c)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      12.95         $      11.24         $       9.75
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                0.13(d)(e)           0.20(d)              0.08(d)
Net realized and unrealized
  gain (loss) on investments                                1.05                 1.79                 1.41
                                                    ------------         ------------         ------------
Total from investment operations                            1.18                 1.99                 1.49
 DECLARED TO SHAREHOLDERS:
From net investment income
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.12)               (0.28)                  --
In excess of net investment income                            --                   --                   --
From net realized gains                                       --                   --                   --
                                                    ------------         ------------         ------------
Total distributions declared
  to shareholders                                          (0.12)               (0.28)                  --
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      14.01         $      12.95         $      11.24
Total return (g)                                            9.11%(h)            17.86%               15.28%(h)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                                1.01%(k)             1.06%                1.04%(k)
Net investment income (j)                                   1.92%(k)             1.62%                0.82%(k)
Waiver/reimbursement                                          --                   --                   --
Portfolio turnover rate                                       43%(h)              101%                  50%(h)
Net assets, end of period (000's)                   $    289,422         $    283,469         $    224,137
                                                    ------------         ------------         ------------



                                                                             YEAR ENDED OCTOBER 31,
                                                    -------------------------------------------------------------------------
CLASS Z SHARES                                          2002                 2001                 2000               1999
                                                    ------------         ------------         ------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      12.65         $      17.17         $      18.35       $      16.51
                                                    ------------         ------------         ------------       ------------

Net investment income (loss)                               (0.02)                0.02                 0.04               0.03
Net realized and unrealized
  gain (loss) on investments                               (2.53)               (1.65)                1.25               2.42
                                                    ------------         ------------         ------------       ------------
Total from investment operations                           (2.55)               (1.63)                1.29               2.45
                                                    ------------         ------------         ------------       ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                    --                   --                (0.02)                --
In excess of net investment income                            --                   --                   --(f)              --
From net realized gains                                    (0.35)               (2.89)               (2.45)             (0.61)
                                                    ------------         ------------         ------------       ------------
Total distributions declared
  to shareholders                                          (0.35)               (2.89)               (2.47)             (0.61)
                                                    ------------         ------------         ------------       ------------
NET ASSET VALUE, END OF PERIOD                      $       9.75         $      12.65         $      17.17       $      18.35
Total return (g)                                          (20.96)%              (9.91)%               8.22%             15.04%(i)
                                                    ------------         ------------         ------------       ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                                0.98%                1.00%                1.00%              1.02%
Net investment income (j)                                   0.05%                0.22%                0.26%              0.19%
Waiver/reimbursement                                          --                   --                   --               0.01%
Portfolio turnover rate                                       99%                 127%                  72%                75%
Net assets, end of period (000's)                   $    167,867         $    152,002         $    164,864       $    281,064
                                                    ------------         ------------         ------------       ------------


(a) On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 25, 2002, the Galaxy Equity Value Fund, Trust shares were redesignated Liberty Equity Value Fund, Class Z shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Net investment income per share reflects a special dividend which amounted to $0.02 per share.

(f)   Rounds to less than $0.01 per share.

(g)   Total return at net asset value assuming all distributions reinvested.

(h)   Not annualized.

(i) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(k)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                    COLUMBIA LARGE CAP CORE FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                    (UNAUDITED)
                                                     SIX MONTHS              YEAR                PERIOD
                                                       ENDED                ENDED                ENDED
                                                     MARCH 31,           SEPTEMBER 30,        SEPTEMBER 30,
CLASS A SHARES                                          2005               2004 (a)            2003 (b)(c)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      12.01         $      11.22         $      10.08
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                0.07(e)(f)             --(e)(g)           0.03(e)
Net realized and unrealized
  gain (loss) on investments                                0.74                 0.80                 1.16
                                                    ------------         ------------         ------------
Total from investment operations                            0.81                 0.80                 1.19
                                                    ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.07)               (0.01)               (0.05)
In excess of net investment income                            --                   --                   --
From net realized gains                                    (0.35)                  --                   --
                                                    ------------         ------------         ------------
Total distributions declared
  to shareholders                                          (0.42)               (0.01)               (0.05)
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      12.40         $      12.01         $      11.22
Total return (h)                                            6.74%(i)(j)          7.09%(j)            11.82%(i)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (k)                                                1.38%(l)             1.35%                1.48%(l)
Net investment income (loss) (k)                            1.17%(l)            (0.02)%               0.37%(l)
Waiver/reimbursement                                        0.02%(l)               --%(m)               --
Portfolio turnover rate                                       68%(i)              115%                  55%(i)
Net assets, end of period (000's)                   $      9,574         $      9,304         $      7,570
                                                    ------------         ------------         ------------



                                                                             YEAR ENDED OCTOBER 31,
                                                    -------------------------------------------------------------------------
CLASS A SHARES                                          2002                 2001                 2000             1999 (d)
                                                    ------------         ------------         ------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      12.74         $      16.41         $      16.00       $      14.88
                                                    ------------         ------------         ------------       ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                0.03(e)              0.02                 0.04               0.11(e)
Net realized and unrealized
  gain (loss) on investments                               (2.23)               (2.38)                1.34               2.03
                                                    ------------         ------------         ------------       ------------
Total from investment operations                           (2.20)               (2.36)                1.38               2.14
                                                    ------------         ------------         ------------       ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.02)               (0.03)               (0.06)             (0.11)
In excess of net investment income                            --                   --(g)                --                 --
From net realized gains                                    (0.44)               (1.28)               (0.91)             (0.91)
                                                    ------------         ------------         ------------       ------------
Total distributions declared
  to shareholders                                          (0.46)               (1.31)               (0.97)             (1.02)
                                                    ------------         ------------         ------------       ------------
NET ASSET VALUE, END OF PERIOD                      $      10.08         $      12.74         $      16.41       $      16.00
Total return (h)                                          (18.14)%(j)          (15.34)%(j)            9.27%(j)          14.81%(j)
                                                    ------------         ------------         ------------       ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (k)                                                1.28%                1.19%                1.14%              1.15%
Net investment income (loss) (k)                            0.25%                0.22%                0.30%              0.66%
Waiver/reimbursement                                        0.24%                0.03%                0.10%              0.15%
Portfolio turnover rate                                       13%                  19%                  42%                20%
Net assets, end of period (000's)                   $         15         $         60         $        156       $        150
                                                    ------------         ------------         ------------       ------------


(a) On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) On December 9, 2002, the Galaxy Growth & Income Fund, Prime A shares were redesignated Liberty Large Cap Core Fund, Class A shares.

(d)   The Fund began offering Prime A shares on November 1, 1998.

(e) Per share data was calculated using average shares outstanding during the period.

(f) Net investment income per share reflects a special dividend which amounted to $0.05 per share.

(g)   Rounds to less than $0.01 per share.

(h) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(i)   Not annualized.

(j) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(k) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(l)   Annualized.

(m)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                    COLUMBIA LARGE CAP CORE FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                    (UNAUDITED)
                                                     SIX MONTHS              YEAR                PERIOD
                                                       ENDED                ENDED                ENDED
                                                     MARCH 31,           SEPTEMBER 30,        SEPTEMBER 30,
CLASS B SHARES                                          2005               2004 (a)            2003 (b)(c)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      11.68         $      10.99         $       9.90
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                0.02(e)(f)          (0.09)(e)            (0.04)(e)
Net realized and unrealized
  gain (loss) on investments                                0.72                 0.78                 1.14
                                                    ------------         ------------         ------------
Total from investment operations                            0.74                 0.69                 1.10
                                                    ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.05)                  --                (0.01)
From net realized gains                                    (0.35)                  --                   --
                                                    ------------         ------------         ------------
Total distributions declared
  to shareholders                                          (0.40)                  --                (0.01)
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      12.02         $      11.68         $      10.99
Total return (g)                                            6.29%(h)(i)          6.28%(i)            11.12%(h)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                                2.13%(k)             2.09%                2.19%(k)
Net investment income (loss) (j)                            0.32%(k)            (0.76)%              (0.38)%(k)
Waiver/reimbursement                                        0.02%(k)               --%(l)               --
Portfolio turnover rate                                       68%(h)              115%                  55%(h)
Net assets, end of period (000's)                   $      6,032         $      3,425         $      1,755
                                                    ------------         ------------         ------------



                                                                             YEAR ENDED OCTOBER 31,
                                                    -------------------------------------------------------------------------
 CLASS B SHARES                                         2002                 2001                 2000             1999 (d)
                                                    ------------         ------------         ------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      12.59         $      16.32         $      15.97       $      14.88
                                                    ------------         ------------         ------------       ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               (0.06)(e)            (0.07)               (0.07)             (0.01)(e)
Net realized and unrealized
  gain (loss) on investments                               (2.19)               (2.38)                1.33               2.03
                                                    ------------         ------------         ------------       ------------
Total from investment operations                           (2.25)               (2.45)                1.26               2.02
                                                    ------------         ------------         ------------       ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                    --                   --                   --              (0.02)
From net realized gains                                    (0.44)               (1.28)               (0.91)             (0.91)
                                                    ------------         ------------         ------------       ------------
Total distributions declared
  to shareholders                                          (0.44)               (1.28)               (0.91)             (0.93)
                                                    ------------         ------------         ------------       ------------
NET ASSET VALUE, END OF PERIOD                      $       9.90         $      12.59         $      16.32       $      15.97
Total return (g)                                          (18.75)%(i)          (15.95)%(i)            8.38%(i)          13.98%(i)
                                                    ------------         ------------         ------------       ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                                2.02%                1.96%                1.89%              1.90%
Net investment income (loss) (j)                           (0.49)%              (0.55)%              (0.45)%            (0.09)%
Waiver/reimbursement                                        0.02%                0.04%                0.18%              0.27%
Portfolio turnover rate                                       13%                  19%                  42%                20%
Net assets, end of period (000's)                   $         55         $        109         $        129       $        129
                                                    ------------         ------------         ------------       ------------


(a) On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) On December 9, 2002, the Galaxy Growth & Income Fund, Prime B shares were redesignated Liberty Large Cap Core Fund, Class B shares.

(d)   The Fund began offering Prime B shares on November 1, 1998.

(e) Per share data was calculated using average shares outstanding during the period.

(f) Net investment income per share reflects a special dividend which amounted to $0.05 per share.

(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)   Not annualized.

(i) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(k)   Annualized.

(l)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                    COLUMBIA LARGE CAP CORE FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                    (UNAUDITED)
                                                     SIX MONTHS              YEAR                PERIOD
                                                       ENDED                ENDED                ENDED
                                                     MARCH 31,           SEPTEMBER 30,        SEPTEMBER 30,
CLASS C SHARES                                          2005               2004 (a)            2003 (b)(c)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      11.68         $      10.99         $      10.21
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (d)                            0.02(e)             (0.09)               (0.04)
Net realized and unrealized gain on investments             0.73                 0.78                 0.83
                                                    ------------         ------------         ------------
Total from investment operations                            0.75                 0.69                 0.79
                                                    ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.05)                  --                   --
From net realized gains                                    (0.35)                  --                (0.01)
                                                    ------------         ------------         ------------
Total distributions declared to shareholders               (0.40)                  --                   --
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      12.03         $      11.68         $      10.99
Total return (f)                                            6.38%(g)(h)          6.28%(h)             7.74%(g)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                                2.13%(j)             2.09%                2.18%(j)
Net investment income (loss) (i)                            0.40%(j)            (0.74)%              (0.42)%(j)
Waiver/reimbursement                                        0.02%(j)               --%(k)               --
Portfolio turnover rate                                       68%(g)              115%                  55%(g)
Net assets, end of period (000's)                   $        517         $        345         $        223
                                                    ------------         ------------         ------------


(a) On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) Class C shares were initially offered on December 9, 2002. Per share data and total return reflect activity from that date.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Net investment income per share reflects a special dividend which amounted to $0.05 per share.

(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)   Not annualized.

(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)   Annualized.

(k)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                    COLUMBIA LARGE CAP CORE FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                    (UNAUDITED)
                                                     SIX MONTHS              YEAR                PERIOD
                                                       ENDED                ENDED                ENDED
                                                     MARCH 31,           SEPTEMBER 30,        SEPTEMBER 30,
CLASS G SHARES                                          2005               2004 (a)            2003 (b)(c)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      11.57         $      10.89         $       9.82
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                0.03(d)(e)          (0.09)(d)            (0.02)(d)
Net realized and unrealized
  gain (loss) on investments                                0.71                 0.77                 1.10
                                                    ------------         ------------         ------------
Total from investment operations                            0.74                 0.68                 1.08
                                                    ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.05)                  --                (0.01)
From net realized gains                                    (0.35)                  --                   --
                                                    ------------         ------------         ------------
Total distributions declared
  to shareholders                                          (0.40)                  --                (0.01)
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      11.91         $      11.57         $      10.89
Total return (f)                                            6.37%(g)(h)          6.24%(h)            11.00%(g)(h)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                                2.08%(j)             2.09%                2.19%(j)
Net investment income (loss) (i)                            0.52%(j)            (0.77)%              (0.28)%(j)
Waiver/reimbursement                                        0.02%(j)             0.02%                0.05%(j)
Portfolio turnover rate                                       68%(g)              115%                  55%(g)
Net assets, end of period (000's)                   $     13,090         $     16,419         $     28,917
                                                    ------------         ------------         ------------



                                                                             YEAR ENDED OCTOBER 31,
                                                    -------------------------------------------------------------------------
CLASS G SHARES                                          2002                 2001                 2000               1999
                                                    ------------         ------------         ------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      12.50         $      16.23         $      15.90       $      14.83
                                                    ------------         ------------         ------------       ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               (0.06)(d)            (0.09)               (0.10)             (0.04)(d)
Net realized and unrealized
  gain (loss) on investments                               (2.18)               (2.36)                1.34               2.02
                                                    ------------         ------------         ------------       ------------
Total from investment operations                           (2.24)               (2.45)                1.24               1.98
                                                    ------------         ------------         ------------       ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                    --                   --                   --                 --
From net realized gains                                    (0.44)               (1.28)               (0.91)             (0.91)
                                                    ------------         ------------         ------------       ------------
Total distributions declared
  to shareholders                                          (0.44)               (1.28)               (0.91)             (0.91)
                                                    ------------         ------------         ------------       ------------
NET ASSET VALUE, END OF PERIOD                      $       9.82         $      12.50         $      16.23       $      15.90
Total return (f)                                          (18.80)%(h)          (16.11)%               8.35%             13.72%(h)
                                                    ------------         ------------         ------------       ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                                2.08%                2.05%                2.04%              2.03%
Net investment income (loss) (i)                           (0.55)%              (0.64)%              (0.60)%            (0.22)%
Waiver/reimbursement                                        0.02%                  --                   --               0.01%
Portfolio turnover rate                                       13%                  19%                  42%                20%
Net assets, end of period (000's)                   $     31,407         $     48,512         $     61,857       $     62,366
                                                    ------------         ------------         ------------       ------------


(a) On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) On December 9, 2002, the Galaxy Growth & Income Fund, Retail B shares were redesignated Liberty Large Cap Core Fund, Class G shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Net investment income per share reflects a special dividend which amounted to $0.05 per share.

(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)   Not annualized.

(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                    COLUMBIA LARGE CAP CORE FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                    (UNAUDITED)
                                                     SIX MONTHS              YEAR                PERIOD
                                                       ENDED                ENDED                ENDED
                                                     MARCH 31,           SEPTEMBER 30,        SEPTEMBER 30,
CLASS T SHARES                                          2005               2004 (a)            2003 (b)(c)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      11.95         $      11.18         $      10.05
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                0.07(d)(e)          (0.01)(d)             0.04(d)
Net realized and unrealized
  gain (loss) on investments                                0.74                 0.78                 1.14
                                                    ------------         ------------         ------------
Total from investment operations                            0.81                 0.77                 1.18
                                                    ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.07)                  --(f)             (0.05)
In excess of net investment income                            --                   --                   --
From net realized gains                                    (0.35)                  --                   --
                                                    ------------         ------------         ------------
Total distributions declared
  to shareholders                                          (0.42)                  --                (0.05)
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      12.34         $      11.95         $      11.18
Total return (g)                                            6.76%(h)(i)          6.92%(i)            11.76%(h)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                                1.43%(k)             1.40%                1.46%(k)
Net investment income (loss) (j)                            1.13%(k)            (0.07)%               0.45%(k)
Waiver/reimbursement                                        0.02%(k)               --%(l)               --
Portfolio turnover rate                                       68%(h)              115%                  55%(h)
Net assets, end of period (000's)                   $    176,004         $    179,310         $    185,938
                                                    ------------         ------------         ------------



                                                                             YEAR ENDED OCTOBER 31,
                                                    -------------------------------------------------------------------------
CLASS T SHARES                                          2002                 2001                 2000               1999
                                                    ------------         ------------         ------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      12.70         $      16.37         $      15.98       $      14.87
                                                    ------------         ------------         ------------       ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                0.02(d)              0.02                 0.02               0.08(d)
Net realized and unrealized
  gain (loss) on investments                               (2.22)               (2.39)                1.33               2.02
                                                    ------------         ------------         ------------       ------------
Total from investment operations                           (2.20)               (2.37)                1.35               2.10
                                                    ------------         ------------         ------------       ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.01)               (0.02)               (0.05)             (0.08)
In excess of net investment income                            --                   --(f)                --(f)              --
From net realized gains                                    (0.44)               (1.28)               (0.91)             (0.91)
                                                    ------------         ------------         ------------       ------------
Total distributions declared
  to shareholders                                          (0.45)               (1.30)               (0.96)             (0.99)
                                                    ------------         ------------         ------------       ------------
NET ASSET VALUE, END OF PERIOD                      $      10.05         $      12.70         $      16.37       $      15.98
Total return (g)                                          (18.16)%(i)          (15.46)%(i)            9.06%(i)          14.56%(i)
                                                    ------------         ------------         ------------       ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                                1.35%                1.34%                1.28%              1.28%
Net investment income (loss) (j)                            0.18%                0.07%                0.16%              0.53%
Waiver/reimbursement                                        0.01%                0.02%                0.09%              0.10%
Portfolio turnover rate                                       13%                  19%                  42%                20%
Net assets, end of period (000's)                   $    180,269         $    259,884         $    217,423       $    232,110
                                                    ------------         ------------         ------------       ------------


(a) On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) On December 9, 2002, the Galaxy Growth & Income Fund, Retail A shares were redesignated Liberty Large Cap Core Fund, Class T shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Net investment income per share reflects a special dividend which amounted to $0.05 per share.

(f)   Rounds to less than $0.01 per share.

(g) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h)   Not annualized.

(i) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(k)   Annualized.

(l)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                    COLUMBIA LARGE CAP CORE FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                    (UNAUDITED)
                                                     SIX MONTHS              YEAR                PERIOD
                                                       ENDED                ENDED                ENDED
                                                     MARCH 31,           SEPTEMBER 30,        SEPTEMBER 30,
CLASS Z SHARES                                          2005               2004 (a)            2003 (b)(c)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      12.05         $      11.25         $      10.11
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.08(d)(e)           0.03(d)              0.08(d)
Net realized and unrealized
  gain (loss) on investments                                0.75                 0.79                 1.15
                                                    ------------         ------------         ------------
Total from investment operations                            0.83                 0.82                 1.23
                                                    ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.08)               (0.02)               (0.09)
In excess of net investment income                            --                   --                   --
From net realized gains                                    (0.35)                  --                   --
                                                    ------------         ------------         ------------
Total distributions declared
  to shareholders                                          (0.43)               (0.02)               (0.09)
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      12.45         $      12.05         $      11.25
Total return (g)                                            6.86%(h)(i)          7.28%(i)            12.20%(h)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                                1.13%(k)             1.07%                1.03%(k)
Net investment income (j)                                   1.34%(k)             0.26%                0.89%(k)
Waiver/reimbursement                                        0.02%(k)               --%(l)               --
Portfolio turnover rate                                       68%(h)              115%                  55%(h)
Net assets, end of period (000's)                   $    358,945         $    175,124         $    190,195
                                                    ------------         ------------         ------------



                                                                             YEAR ENDED OCTOBER 31,
                                                    -------------------------------------------------------------------------
CLASS Z SHARES                                          2002                2001                  2000               1999
                                                    ------------         ------------         ------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      12.77         $      16.43         $      16.02       $      14.90
                                                    ------------         ------------         ------------       ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.07(d)              0.06                 0.08               0.13(d)
Net realized and unrealized
  gain (loss) on investments                               (2.23)               (2.39)                1.32               2.02
                                                    ------------         ------------         ------------       ------------
Total from investment operations                           (2.16)               (2.33)                1.40               2.15
                                                    ------------         ------------         ------------       ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.06)               (0.05)               (0.08)             (0.12)
In excess of net investment income                            --                   --(f)                --(f)              --
From net realized gains                                    (0.44)               (1.28)               (0.91)             (0.91)
                                                    ------------         ------------         ------------       ------------
Total distributions declared
  to shareholders                                          (0.50)               (1.33)               (0.99)             (1.03)
                                                    ------------         ------------         ------------       ------------
NET ASSET VALUE, END OF PERIOD                      $      10.11         $      12.77         $      16.43       $      16.02
Total return (g)                                          (17.85)%(i)          (15.12)%               9.38%             14.85%
                                                    ------------         ------------         ------------       ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                                0.97%                0.97%                1.00%              1.05%
Net investment income (j)                                   0.56%                0.44%                0.44%              0.76%
Waiver/reimbursement                                        0.03%                  --                   --                 --
Portfolio turnover rate                                       13%                  19%                  42%                20%
Net assets, end of period (000's)                   $    340,496         $    460,302         $    678,398       $    309,106
                                                    ------------         ------------         ------------       ------------


(a) On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) On December 9, 2002, the Galaxy Growth & Income Fund, Trust shares were redesignated Liberty Large Cap Core Fund, Class Z shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Net investment income per share reflects a special dividend which amounted to $0.05 per share.

(f)   Rounds to less than $0.01 per share.

(g)   Total return at net asset value assuming all distributions reinvested.

(h)   Not annualized.

(i) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(k)   Annualized.

(l)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                         COLUMBIA SMALL CAP FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                    (UNAUDITED)
                                                     SIX MONTHS              YEAR                PERIOD
                                                       ENDED                ENDED                ENDED
                                                     MARCH 31,           SEPTEMBER 30,        SEPTEMBER 30,
CLASS A SHARES                                          2005               2004 (a)            2003 (b)(c)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      17.54         $      15.30         $      12.64
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               (0.03)(e)            (0.07)(e)            (0.04)(e)
Net realized and unrealized
  gain (loss) on investments                                1.70                 2.75                 3.35
                                                    ------------         ------------         ------------
Total from investment operations                            1.67                 2.68                 3.31
                                                    ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                    --                   --                   --
From net realized gains                                    (1.07)               (0.44)               (0.65)
                                                    ------------         ------------         ------------
Total distributions declared
  to shareholders                                          (1.07)               (0.44)               (0.65)
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      18.14         $      17.54         $      15.30
Total return (f)                                            9.56%(g)            17.73%(h)            27.25%(g)(h)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                                1.13%(j)             1.15%                1.24%(j)
Net investment income (loss) (i)                           (0.36)%(j)           (0.40)%              (0.28)%(j)
Waiver/reimbursement                                          --                   --%(k)             0.02%(j)
Portfolio turnover rate                                       10%(g)               26%                  19%(g)
Net assets, end of period (000's)                   $    212,088         $    211,502         $     57,462
                                                    ------------         ------------         ------------



                                                                             YEAR ENDED OCTOBER 31,
                                                    -------------------------------------------------------------------------
CLASS A SHARES                                          2002                2001                  2000               1999(d)
                                                    ------------         ------------         ------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      14.05         $      14.33         $      13.04       $      13.59
                                                    ------------         ------------         ------------       ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               (0.03)(e)             0.02(e)              0.05(e)            0.03
Net realized and unrealized
  gain (loss) on investments                               (0.07)                1.61                 2.64               0.73
                                                    ------------         ------------         ------------       ------------
Total from investment operations                           (0.10)                1.63                 2.69               0.76
                                                    ------------         ------------         ------------       ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                    --                (0.04)               (0.04)             (0.04)
From net realized gains                                    (1.31)               (1.87)               (1.36)             (1.27)
                                                    ------------         ------------         ------------       ------------
Total distributions declared
  to shareholders                                          (1.31)               (1.91)               (1.40)             (1.31)
                                                    ------------         ------------         ------------       ------------
NET ASSET VALUE, END OF PERIOD                      $      12.64         $      14.05         $      14.33       $      13.04
Total return (f)                                           (1.73)%(h)           12.87%(h)            22.26%(h)           5.80%(h)
                                                    ------------         ------------         ------------       ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                                1.29%                1.23%                1.16%              1.18%
Net investment income (loss) (i)                           (0.19)%               0.17%                0.36%              0.26%
Waiver/reimbursement                                        0.01%                0.04%                0.16%              0.22%
Portfolio turnover rate                                       23%                  46%                  43%                42%
Net assets, end of period (000's)                   $        210         $        168         $        189       $        175
                                                    ------------         ------------         ------------       ------------


(a) On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 18, 2002, the Galaxy Small Cap Value Fund, Prime A shares were redesignated Liberty Small Cap Fund, Class A shares.

(d)   The Fund began offering Prime A shares on November 1, 1998.

(e) Per share data was calculated using average shares outstanding during the period.

(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)   Not annualized.

(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)   Annualized.

(k)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                         COLUMBIA SMALL CAP FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                    (UNAUDITED)
                                                     SIX MONTHS              YEAR                PERIOD
                                                       ENDED                ENDED                ENDED
                                                     MARCH 31,           SEPTEMBER 30,        SEPTEMBER 30,
CLASS B SHARES                                          2005               2004 (a)            2003 (b)(c)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      16.89         $      14.75         $      12.31
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                        (0.10)(e)            (0.19)(e)            (0.15)(e)
Net realized and unrealized
  gain (loss) on investments                                1.64                 2.67                 3.24
                                                    ------------         ------------         ------------
Total from investment operations                            1.54                 2.48                 3.09
                                                    ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                    (0.95)               (0.34)               (0.65)
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      17.48         $      16.89         $      14.75
Total return (f)                                            9.13%(g)            16.96%(h)            26.14%(g)(h)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                                1.88%(j)             1.90%                2.10%(j)
Net investment loss (i)                                    (1.11)%(j)           (1.15)%              (1.14)%(j)
Waiver/reimbursement                                          --                   --%(k)             0.02%(j)
Portfolio turnover rate                                       10%(g)               26%                  19%(g)
Net assets, end of period (000's)                   $     42,242         $     40,170         $     11,122
                                                    ------------         ------------         ------------



                                                                             YEAR ENDED OCTOBER 31,
                                                    -------------------------------------------------------------------------
CLASS B SHARES                                          2002                2001                  2000               1999(d)
                                                    ------------         ------------         ------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      13.82         $      14.19         $      12.98       $      13.59
                                                    ------------         ------------         ------------       ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                        (0.14)(e)            (0.10)(e)            (0.05)(e)          (0.05)
Net realized and unrealized
  gain (loss) on investments                               (0.06)                1.60                 2.62               0.71
                                                    ------------         ------------         ------------       ------------
Total from investment operations                           (0.20)                1.50                 2.57               0.66
                                                    ------------         ------------         ------------       ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                    (1.31)               (1.87)               (1.36)             (1.27)
                                                    ------------         ------------         ------------       ------------
NET ASSET VALUE, END OF PERIOD                      $      12.31         $      13.82         $      14.19       $      12.98
Total return (f)                                           (2.55)%(h)           11.91%(h)            21.46%(h)           4.96%(h)
                                                    ------------         ------------         ------------       ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                                2.12%                2.08%                1.93%              1.93%
Net investment loss (i)                                    (1.02)%              (0.68)%              (0.41)%            (0.49)%
Waiver/reimbursement                                        0.01%                0.07%                0.53%              0.56%
Portfolio turnover rate                                       23%                  46%                  43%                42%
Net assets, end of period (000's)                   $        282         $        198         $        170       $        190
                                                    ------------         ------------         ------------       ------------


(a) On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund. .

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 18, 2002, the Galaxy Small Cap Value Fund, Prime B shares were redesignated Liberty Small Cap Fund, Class B shares.

(d)   The Fund began offering Prime B shares on November 1, 1998.

(e) Per share data was calculated using average shares outstanding during the period.

(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)   Not annualized.

(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)   Annualized.

(k)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                         COLUMBIA SMALL CAP FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                    (UNAUDITED)
                                                     SIX MONTHS              YEAR                PERIOD
                                                       ENDED                ENDED                ENDED
                                                     MARCH 31,           SEPTEMBER 30,        SEPTEMBER 30,
CLASS C SHARES                                          2005               2004 (a)            2003 (b)(c)
                                                    ------------         ------------         ------------

NET ASSET VALUE, BEGINNING OF PERIOD                $      16.91         $      14.77         $      12.55
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (d)                                    (0.10)               (0.19)               (0.14)
Net realized and unrealized gain on investments             1.64                 2.67                 3.01
                                                    ------------         ------------         ------------
Total from investment operations                            1.54                 2.48                 2.87
                                                    ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                    (0.95)               (0.34)               (0.65)
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      17.50         $      16.91         $      14.77
Total return (e)                                            9.12%(f)            16.94%(g)            23.90%(f)(g)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                1.88%(i)             1.90%                2.03%(i)
Net investment loss (h)                                    (1.11)%(i)           (1.15)%              (1.10)%(i)
Waiver/reimbursement                                          --                   --%(j)             0.02%(i)
Portfolio turnover rate                                       10%(f)               26%                  19%(f)
Net assets, end of period (000's)                   $     65,002         $     64,686         $     12,670
                                                    ------------         ------------         ------------


(a) On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)   Not annualized.

(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)   Annualized.

(j)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                         COLUMBIA SMALL CAP FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                    (UNAUDITED)
                                                     SIX MONTHS              YEAR                PERIOD
                                                       ENDED                ENDED                ENDED
                                                     MARCH 31,           SEPTEMBER 30,        SEPTEMBER 30,
CLASS G SHARES                                          2005               2004 (a)            2003 (b)(c)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      16.75         $      14.63         $      12.22
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                        (0.09)(e)            (0.18)(e)            (0.12)(e)
Net realized and unrealized
  gain (loss) on investments                                1.62                 2.64                 3.18
                                                    ------------         ------------         ------------
Total from investment operations                            1.53                 2.46                 3.06
                                                    ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                    (0.95)               (0.34)               (0.65)
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      17.33         $      16.75         $      14.63
Total return (f)                                            9.17%(g)            16.97%(h)            26.09%(g)(h)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                                1.83%(j)             1.87%                2.10%(j)
Net investment loss (i)                                    (1.06)%(j)           (1.11)%              (1.03)%(j)
Waiver/reimbursement                                          --                   --%(k)             0.02%(j)
Portfolio turnover rate                                       10%(g)               26%                  19%(g)
Net assets, end of period (000's)                   $     10,952         $     10,952         $     10,353
                                                    ------------         ------------         ------------



                                                                             YEAR ENDED OCTOBER 31,
                                                    -------------------------------------------------------------------------
CLASS G SHARES                                          2002                2001                  2000               1999(d)
                                                    ------------         ------------         ------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      13.72         $      14.13         $      12.96       $      13.59
                                                    ------------         ------------         ------------       ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                        (0.14)(e)            (0.11)(e)            (0.10)(e)          (0.04)
Net realized and unrealized
  gain (loss) on investments                               (0.05)                1.57                 2.63               0.68
                                                    ------------         ------------         ------------       ------------
Total from investment operations                           (0.19)                1.46                 2.53               0.64
                                                    ------------         ------------         ------------       ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                    (1.31)               (1.87)               (1.36)             (1.27)
                                                    ------------         ------------         ------------       ------------
NET ASSET VALUE, END OF PERIOD                      $      12.22         $      13.72         $      14.13       $      12.96
Total return (f)                                           (2.49)%(h)           11.73%               21.06%(h)           4.80%(h)
                                                    ------------         ------------         ------------       ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                                2.12%                2.21%                2.23%              2.10%
Net investment loss (i)                                    (1.02)%              (0.80)%              (0.71)%            (0.66)%
Waiver/reimbursement                                        0.01%                  --                 0.18%              0.78%
Portfolio turnover rate                                       23%                  46%                  43%                42%
Net assets, end of period (000's)                   $      9,046         $      5,278         $      2,838       $      1,637
                                                    ------------         ------------         ------------       ------------


(a) On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 18, 2002, the Galaxy Small Cap Value Fund, Retail B shares were redesignated Liberty Small Cap Fund, Class G shares.

(d)   The Fund began offering Retail B shares on November 1, 1998.

(e) Per share data was calculated using average shares outstanding during the period.

(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)   Not annualized.

(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)   Annualized.

(k)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                         COLUMBIA SMALL CAP FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                    (UNAUDITED)
                                                     SIX MONTHS              YEAR                PERIOD
                                                       ENDED                ENDED                ENDED
                                                     MARCH 31,           SEPTEMBER 30,        SEPTEMBER 30,
CLASS T SHARES                                          2005               2004 (a)            2003 (b)(c)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      17.40         $      15.16         $      12.55
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               (0.04)(d)            (0.08)(d)            (0.03)(d)
Net realized and unrealized gain
  (loss) on investments                                     1.68                 2.74                 3.29
                                                    ------------         ------------         ------------
Total from investment operations                            1.64                 2.66                 3.26
                                                    ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                    --                   --                   --
From net realized gains                                    (1.06)               (0.42)               (0.65)
                                                    ------------         ------------         ------------
Total distributions declared
  to shareholders                                          (1.06)               (0.42)               (0.65)
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      17.98         $      17.40         $      15.16
Total return (f)                                            9.46%(g)            17.73%(h)            27.03%(g)(h)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                                1.18%(j)             1.21%                1.34%(j)
Net investment income (loss) (i)                           (0.41)%(j)           (0.45)%              (0.26)%(j)
Waiver/reimbursement                                          --                   --%(k)             0.02%(j)
Portfolio turnover rate                                       10%(g)               26%                  19%(g)
Net assets, end of period (000's)                   $    150,866         $    146,752         $    134,455
                                                    ------------         ------------         ------------



                                                                             YEAR ENDED OCTOBER 31,
                                                    -------------------------------------------------------------------------
CLASS T SHARES                                          2002                 2001                 2000               1999
                                                    ------------         ------------         ------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      13.96         $      14.25         $      12.98       $      13.53
                                                    ------------         ------------         ------------       ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               (0.03)(d)               --(d)(e)           0.01(d)            0.02
Net realized and unrealized gain
  (loss) on investments                                    (0.07)                1.59                 2.63               0.73
                                                    ------------         ------------         ------------       ------------
Total from investment operations                           (0.10)                1.59                 2.64               0.75
                                                    ------------         ------------         ------------       ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                    --                (0.01)               (0.01)             (0.03)
From net realized gains                                    (1.31)               (1.87)               (1.36)             (1.27)
                                                    ------------         ------------         ------------       ------------
Total distributions declared
  to shareholders                                          (1.31)               (1.88)               (1.37)             (1.30)
                                                    ------------         ------------         ------------       ------------
NET ASSET VALUE, END OF PERIOD                      $      12.55         $      13.96         $      14.25       $      12.98
Total return (f)                                           (1.75)%(h)           12.66%               21.96%(h)           5.68%(h)
                                                    ------------         ------------         ------------       ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                                1.33%                1.42%                1.44%              1.31%
Net investment income (loss) (i)                           (0.23)%              (0.02)%               0.08%              0.13%
Waiver/reimbursement                                        0.01%                  --                 0.11%              0.28%
Portfolio turnover rate                                       23%                  46%                  43%                42%
Net assets, end of period (000's)                   $    115,468         $    100,159         $     87,457       $     80,870
                                                    ------------         ------------         ------------       ------------


(a) On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 18, 2002, the Galaxy Small Cap Value Fund, Retail A shares were redesignated Liberty Small Cap Fund, Class T shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e)   Rounds to less than $0.01 per share.

(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)   Not annualized.

(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)   Annualized.

(k)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                         COLUMBIA SMALL CAP FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                    (UNAUDITED)
                                                     SIX MONTHS              YEAR                PERIOD
                                                       ENDED                ENDED                ENDED
                                                     MARCH 31,           SEPTEMBER 30,        SEPTEMBER 30,
CLASS Z SHARES                                          2005               2004 (a)            2003 (b)(c)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      17.73         $      15.45         $      12.75
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               (0.01)(d)            (0.03)(d)             0.02(d)
Net realized and unrealized
  gain (loss) on investments                                1.72                 2.80                 3.34
                                                    ------------         ------------         ------------
Total from investment operations                            1.71                 2.77                 3.36
                                                    ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                    --                   --                (0.01)
From net realized gains                                    (1.12)               (0.49)               (0.65)
                                                    ------------         ------------         ------------
Total distributions declared
  to shareholders                                          (1.12)               (0.49)               (0.66)
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      18.32         $      17.73         $      15.45
Total return (e)                                            9.66%(f)            18.12%(g)            27.44%(f)(g)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                0.88%(i)             0.90%                0.92%(i)
Net investment income (loss) (h)                           (0.11)%(i)           (0.15)%               0.14%(i)
Waiver/reimbursement                                          --                   --%(j)             0.02%(i)
Portfolio turnover rate                                       10%(f)               26%                  19%(f)
Net assets, end of period (000's)                   $  1,123,839         $  1,101,312         $    789,666
                                                    ------------         ------------         ------------



                                                                             YEAR ENDED OCTOBER 31,
                                                    -------------------------------------------------------------------------
CLASS Z SHARES                                          2002                2001                  2000               1999
                                                    ------------         ------------         ------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      14.11         $      14.38         $      13.07       $      13.61
                                                    ------------         ------------         ------------       ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                0.03(d)              0.07(d)              0.08(d)            0.05
Net realized and unrealized
  gain (loss) on investments                               (0.07)                1.60                 2.65               0.74
                                                    ------------         ------------         ------------       ------------
Total from investment operations                           (0.04)                1.67                 2.73               0.79
                                                    ------------         ------------         ------------       ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.01)               (0.07)               (0.06)             (0.06)
From net realized gains                                    (1.31)               (1.87)               (1.36)             (1.27)
                                                    ------------         ------------         ------------       ------------
Total distributions declared
  to shareholders                                          (1.32)               (1.94)               (1.42)             (1.33)
                                                    ------------         ------------         ------------       ------------
NET ASSET VALUE, END OF PERIOD                      $      12.75         $      14.11         $      14.38       $      13.07
Total return (e)                                           (1.26)%(g)           13.20%               22.62%              6.02%
                                                    ------------         ------------         ------------       ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                0.90%                0.92%                0.94%              0.97%
Net investment income (loss) (h)                            0.20%                0.48%                0.58%              0.47%
Waiver/reimbursement                                        0.01%                  --                   --                 --
Portfolio turnover rate                                       23%                  46%                  43%                42%
Net assets, end of period (000's)                   $    485,197         $    425,687         $    332,703       $    255,268
                                                    ------------         ------------         ------------       ------------


(a) On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 18, 2002, the Galaxy Small Cap Value Fund, Trust shares were redesignated Liberty Small Cap Fund, Class Z shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e)   Total return at net asset value assuming all distributions reinvested.

(f)   Not annualized.

(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)   Annualized.

(j)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                              COLUMBIA SMALL COMPANY EQUITY FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                    (UNAUDITED)
                                                     SIX MONTHS              YEAR                PERIOD
                                                       ENDED                ENDED                ENDED
                                                     MARCH 31,           SEPTEMBER 30,        SEPTEMBER 30,
CLASS A SHARES                                          2005               2004 (a)            2003 (b)(c)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      15.94         $      14.10         $      11.74
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (d)                                    (0.09)               (0.19)               (0.17)
Net realized and unrealized gain on investments             0.84                 2.03                 2.53
                                                    ------------         ------------         ------------
Total from investment operations                            0.75                 1.84                 2.36
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      16.69         $      15.94         $      14.10
Total return (e)                                            4.71%(f)(g)         13.05%(g)            20.10%(f)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                1.34%(i)             1.35%                1.62%(i)
Net investment loss (h)                                    (1.09)%(i)           (1.16)%              (1.42)%(i)
Waiver/reimbursement                                        0.01%(i)             0.01%                  --
Portfolio turnover rate                                       24%(f)               54%                 123%(f)
Net assets, end of period (000's)                   $      5,040         $      4,586         $        384
                                                    ------------         ------------         ------------


(a) On October 13, 2003, the Liberty Small Company Equity Fund was renamed the Columbia Small Company Equity Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) Class A shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(f)   Not annualized.

(g) Had the Investment Advisor or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                              COLUMBIA SMALL COMPANY EQUITY FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED              YEAR ENDED          PERIOD ENDED
                                                     MARCH 31,           SEPTEMBER 30,        SEPTEMBER 30,
CLASS B SHARES                                          2005               2004 (a)           2003 (b)(c)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      14.88         $      13.26         $      11.13
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (d)                                    (0.15)               (0.29)               (0.25)
Net realized and unrealized gain on investments             0.79                 1.91                 2.38
                                                    ------------         ------------         ------------
Total from investment operations                            0.64                 1.62                 2.13
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      15.52         $      14.88         $      13.26
Total return (e)                                            4.30%(f)(g)         12.22%(g)            19.14%(f)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                2.09%(i)             2.09%                2.47%(i)
Net investment loss (h)                                    (1.84)%(i)           (1.90)%              (2.24)%(i)
Waiver/reimbursement                                        0.01%(i)             0.01%                  --
Portfolio turnover rate                                       24%(f)               54%                 123%(f)
Net assets, end of period (000's)                   $      2,111         $      1,826         $        203
                                                    ------------         ------------         ------------


(a) On October 13, 2003, the Liberty Small Company Equity Fund was renamed the Columbia Small Company Equity Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) Class B shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Total return at net asset value assuming no contingent deferred sales charge.

(f)   Not annualized.

(g) Had the Investment Advisor or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                              COLUMBIA SMALL COMPANY EQUITY FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED              YEAR ENDED          PERIOD ENDED
                                                     MARCH 31,           SEPTEMBER 30,        SEPTEMBER 30,
CLASS C SHARES                                          2005               2004 (a)            2003 (b)(c)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      14.84         $      13.22         $      11.13
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (d)                                    (0.15)               (0.29)               (0.29)
Net realized and unrealized gain on investments             0.78                 1.91                 2.38
                                                    ------------         ------------         ------------
Total from investment operations                            0.63                 1.62                 2.09
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      15.47         $      14.84         $      13.22
Total return (e)                                            4.25%(f)(g)         12.25%(g)            18.78%(f)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                2.09%(i)             2.09%                2.84%(i)
Net investment loss (h)                                    (1.84)%(i)           (1.90)%              (2.59)%(i)
Waiver/reimbursement                                        0.01%(i)             0.01%                  --
Portfolio turnover rate                                       24%(f)               54%                 123%(f)
Net assets, end of period (000's)                   $      1,020         $        982         $         56
                                                    ------------         ------------         ------------


(a) On October 13, 2003, the Liberty Small Company Equity Fund was renamed the Columbia Small Company Equity Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Total return at net asset value assuming no contingent deferred sales charge.

(f)   Not annualized.

(g) Had the Investment Advisor or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                              COLUMBIA SMALL COMPANY EQUITY FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED              YEAR ENDED          PERIOD ENDED
                                                     MARCH 31,           SEPTEMBER 30,        SEPTEMBER 30,
CLASS G SHARES                                          2005               2004 (a)           2003 (b)(c)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      14.85         $      13.24         $      10.65
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                        (0.14)(d)            (0.30)(d)            (0.25)(d)
Net realized and unrealized
  gain (loss) on investments                                0.78                 1.91                 2.84
                                                    ------------         ------------         ------------
Total from investment operations                            0.64                 1.61                 2.59
                                                    ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                       --                   --                   --
In excess of net realized gains                               --                   --                   --
                                                    ------------         ------------         ------------
Total distributions declared
  to shareholders                                             --                   --                   --
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      15.49         $      14.85         $      13.24
Total return (f)                                            4.31%(g)(h)         12.16%(h)            24.32%(g)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                                2.04%(j)             2.16%                2.53%(j)
Net investment loss (i)                                    (1.79)%(j)           (1.98)%              (2.34)%(j)
Waiver/reimbursement                                        0.01%(j)             0.01%                  --
Portfolio turnover rate                                       24%(g)               54%                 123%(g)
Net assets, end of period (000's)                   $      4,015         $      4,565         $      6,651
                                                    ------------         ------------         ------------



                                                                             YEAR ENDED OCTOBER 31,
                                                    -------------------------------------------------------------------------
CLASS G SHARES                                          2002                 2001                 2000               1999
                                                    ------------         ------------         ------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      14.30         $      21.10         $      15.31       $      13.39
                                                    ------------         ------------         ------------       ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                        (0.27)(d)            (0.25)               (0.37)             (0.34)
Net realized and unrealized
  gain (loss) on investments                               (3.38)               (3.15)                6.16               2.26
                                                    ------------         ------------         ------------       ------------
Total from investment operations                           (3.65)               (3.40)                5.79               1.92
                                                    ------------         ------------         ------------       ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                       --                (3.40)                  --                 --
In excess of net realized gains                               --                   --(e)                --                 --
                                                    ------------         ------------         ------------       ------------
Total distributions declared
   to shareholders                                            --                (3.40)                  --                 --
                                                    ------------         ------------         ------------       ------------
NET ASSET VALUE, END OF PERIOD                      $      10.65         $      14.30         $      21.10       $      15.31
Total return (f)                                          (25.52)%(h)          (17.66)%              37.82%(h)          14.34%(h)
                                                    ------------         ------------         ------------       ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                                2.29%                2.25%                2.24%              2.16%
Net investment loss (i)                                    (1.97)%              (1.74)%              (1.79)%            (2.04)%
Waiver/reimbursement                                        0.03%                  --                 0.01%              0.16%
Portfolio turnover rate                                       96%                  75%                  91%               105%
Net assets, end of period (000's)                   $      9,148         $     15,190         $     18,936       $     12,212
                                                    ------------         ------------         ------------       ------------


(a) On October 13, 2003, the Liberty Small Company Equity Fund was renamed the Columbia Small Company Equity Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 18, 2002, the Galaxy Small Company Equity Fund, Retail B shares were redesignated Liberty Small Company Equity Fund, Class G shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e)   Rounds to less than $0.01 per share.

(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)   Not annualized.

(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                              COLUMBIA SMALL COMPANY EQUITY FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED              YEAR ENDED          PERIOD ENDED
                                                     MARCH 31,           SEPTEMBER 30,        SEPTEMBER 30,
CLASS T SHARES                                          2005               2004 (a)           2003 (b)(c)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      15.92         $      14.09         $      11.23
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                        (0.10)(d)            (0.20)(d)            (0.15)(d)
Net realized and unrealized
  gain (loss) on investments                                0.84                 2.03                 3.01
                                                    ------------         ------------         ------------
Total from investment operations                            0.74                 1.83                 2.86
                                                    ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                       --                   --                   --
In excess of net realized gains                               --                   --                   --
                                                    ------------         ------------         ------------
Total distributions declared
  to shareholders                                             --                   --                   --
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      16.66         $      15.92         $      14.09
Total return (f)                                            4.65%(g)(h)         12.99%(h)            25.47%(g)(h)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                                1.39%(j)             1.41%                1.54%(j)
Net investment loss (i)                                    (1.14)%(j)           (1.23)%              (1.35)%(j)
Waiver/reimbursement                                        0.01%(j)             0.02%                0.05%(j)
Portfolio turnover rate                                       24%(g)               54%                 123%(g)
Net assets, end of period (000's)                   $     67,237         $     68,359         $     66,780
                                                    ------------         ------------         ------------



                                                                             YEAR ENDED OCTOBER 31,
                                                    -------------------------------------------------------------------------
CLASS T SHARES                                          2002                 2001                 2000               1999
                                                    ------------         ------------         ------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      14.95         $      21.75         $      15.66       $      13.63
                                                    ------------         ------------         ------------       ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                        (0.16)(d)            (0.17)               (0.22)             (0.23)
Net realized and unrealized
  gain (loss) on investments                               (3.56)               (3.23)                6.31               2.26
                                                    ------------         ------------         ------------       ------------
Total from investment operations                           (3.72)               (3.40)                6.09               2.03
                                                    ------------         ------------         ------------       ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                       --                (3.40)                  --                 --
In excess of net realized gains                               --                   --(e)                --                 --
                                                    ------------         ------------         ------------       ------------
Total distributions declared
  to shareholders                                             --                (3.40)                  --                 --
                                                    ------------         ------------         ------------       ------------
NET ASSET VALUE, END OF PERIOD                      $      11.23         $      14.95         $      21.75       $      15.66
Total return (f)                                          (24.88)%(h)          (17.03)%              38.89%             14.89%(h)
                                                    ------------         ------------         ------------       ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                                1.46%                1.42%                1.44%              1.53%
Net investment loss (i)                                    (1.14)%              (0.91)%              (0.99)%            (1.41)%
Waiver/reimbursement                                        0.03%                  --                   --               0.01%
Portfolio turnover rate                                       96%                  75%                  91%               105%
Net assets, end of period (000's)                   $     57,537         $     84,332         $    125,427       $     87,921
                                                    ------------         ------------         ------------       ------------


(a) On October 13, 2003, the Liberty Small Company Equity Fund was renamed the Columbia Small Company Equity Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 18, 2002, the Galaxy Small Company Equity Fund, Retail A shares were redesignated Liberty Small Company Equity Fund, Class T shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e)   Rounds to less than $0.01 per share.

(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)   Not annualized.

(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                              COLUMBIA SMALL COMPANY EQUITY FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED              YEAR ENDED          PERIOD ENDED
                                                     MARCH 31,           SEPTEMBER 30,        SEPTEMBER 30,
CLASS Z SHARES                                          2005               2004 (a)           2003 (b)(c)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      16.84         $      14.85         $      11.79
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                        (0.08)(d)            (0.15)(d)            (0.11)(d)
Net realized and unrealized
  gain (loss) on investments                                0.88                 2.14                 3.17
                                                    ------------         ------------         ------------
Total from investment operations                            0.80                 1.99                 3.06
                                                    ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                       --                   --                   --
In excess of net realized gains                               --                   --                   --
                                                    ------------         ------------         ------------
Total distributions declared
  to shareholders                                             --                   --                   --
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      17.64         $      16.84         $      14.85
Total return (f)                                            4.75%(g)(h)         13.40%(h)            25.95%(g)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                                1.09%(j)             1.08%                1.12%(j)
Net investment loss (i)                                    (0.84)%(j)           (0.90)%              (0.93)%(j)
Waiver/reimbursement                                        0.01%(j)             0.01%                  --
Portfolio turnover rate                                       24%(g)               54%                 123%(g)
Net assets, end of period (000's)                   $    283,476         $    300,109         $    293,603
                                                    ------------         ------------         ------------



                                                                             YEAR ENDED OCTOBER 31,
                                                    -------------------------------------------------------------------------
CLASS Z SHARES                                          2002                 2001                 2000               1999
                                                    ------------         ------------         ------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      15.63         $      22.48         $      16.13       $      13.96
                                                    ------------         ------------         ------------       ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                        (0.11)(d)            (0.10)               (0.12)             (0.16)
Net realized and unrealized
  gain (loss) on investments                               (3.73)               (3.35)                6.47               2.33
                                                    ------------         ------------         ------------       ------------
Total from investment operations                           (3.84)               (3.45)                6.35               2.17
                                                    ------------         ------------         ------------       ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                       --                (3.40)                  --                 --
In excess of net realized gains                               --                   --(e)                --                 --
                                                    ------------         ------------         ------------       ------------
Total distributions declared
  to shareholders                                             --                (3.40)                  --                 --
                                                    ------------         ------------         ------------       ------------
NET ASSET VALUE, END OF PERIOD                      $      11.79         $      15.63         $      22.48       $      16.13
Total return (f)                                          (24.62)%(h)          (16.63)%              39.43%             15.54%
                                                    ------------         ------------         ------------       ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                                1.04%                1.03%                1.03%              1.12%
Net investment loss (i)                                    (0.72)%              (0.52)%              (0.58)%            (1.00)%
Waiver/reimbursement                                        0.01%                  --                   --                 --
Portfolio turnover rate                                       96%                  75%                  91%               105%
Net assets, end of period (000's)                   $    217,377         $    318,414         $    422,579       $    233,326
                                                    ------------         ------------         ------------       ------------


(a) On October 13, 2003, the Liberty Small Company Equity Fund was renamed the Columbia Small Company Equity Fund.

(b)   The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 18, 2002, the Galaxy Small Company Equity Fund, Trust shares were redesignated Liberty Small Company Equity Fund, Class Z shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e)   Rounds to less than $0.01 per share.

(f)   Total return at net asset value assuming all distributions reinvested.

(g)   Not annualized.

(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)   Annualized.

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENTS _____________
                                                           COLUMBIA EQUITY FUNDS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that the Board of Trustees/Directors (the "Board") of the Columbia Funds (the "Funds"), including a majority of the Trustees and Directors (collectively, the "Trustees") who are not "interested persons" of the Trusts, as defined in the 1940 Act (the "Independent Trustees"), annually review and approve the terms of the Funds' investment advisory agreements. During the most recent six months covered by this report, the Board reviewed and approved the management contracts ("Advisory Agreements") with Columbia Management Advisors, Inc. ("CMA") for the Funds.

At meetings held on September 23, 2004 and October 12, 2004, the Advisory Fees and Expenses Committee (the "Committee") of the Board considered the factors described below relating to the selection of CMA and the approval of the Advisory Agreements. At a meeting held on October 13, 2004, the Board, including the Independent Trustees (who were advised by their independent legal counsel), considered these factors and reached the conclusions described below.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board considered information regarding the nature, extent and quality of services that CMA provides to the Funds under the Advisory Agreements. CMA provided the most recent investment adviser registration form ("Form ADV") and code of ethics for CMA to the Board. The Board reviewed information on the status of Securities and Exchange Commission ("SEC") and New York Attorney General ("NYAG") proceedings against CMA and certain of its affiliates, including the agreement in principle entered into with the SEC and the NYAG on March 15, 2004 to settle civil complaints filed by the SEC and the NYAG relating to trading activity in mutual fund shares. 1

The Board evaluated the ability of CMA, including its resources, reputation and other attributes, to attract and retain highly qualified research, advisory and supervisory investment professionals. The Board considered information regarding CMA's compensation program for its personnel involved in the management of the Funds.

Based on these considerations and other factors, including those referenced below, the Board concluded that they were generally satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA.

FUND PERFORMANCE AND EXPENSES

CMA provided the Board with relative performance and expense information for the Funds in a report prepared by Lipper Inc. ("Lipper") an independent provider of investment company data. The Board considered the total return performance information, which included the ranking of each Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the "Performance Universe") by total return for one-year, three-year, five-year, ten-year or life of fund periods, as applicable. They also considered each Fund's performance in comparison to the performance results of a group (the "Performance Peer Group") of funds selected by Lipper based on similarities in fund type (e.g. open-end), investment classification and objective, asset size, load type and 12b-1/service fees and other expense features, and to the performance results of the Fund's benchmark index. The Board reviewed a description of Lipper's methodology for selecting the mutual funds in each Fund's Performance Peer Group and Performance Universe.

The Board considered statistical information regarding each Fund's total expenses and certain components thereof, including management fees (both actual management fees based on expenses for advisory and administrative fees including any reductions for fee waivers and expense reimbursements as well as contractual management fees that are computed for a hypothetical level of assets), actual non-management expenses, and fee waivers/caps and expense reimbursements. They also considered comparisons of these expenses to the expense information for funds within a group (the "Expense Peer Group") selected by Lipper based on similarities in fund type (e.g. open-end), investment

1 On February 9, 2005, CMA and its affiliate, Columbia Funds Distributor, Inc., entered into settlement agreements with the SEC and the NYAG that contain substantially the terms outlined in the agreements in principle.

________________________________________________________________________________
                                                           COLUMBIA EQUITY FUNDS

classification and objective, asset size, load type and 12b-1/service fees and other expense features (but which, unlike the Performance Peer Group, may include funds with several different investment classifications and objectives) and an expense universe ("Expense Universe") selected by Lipper based on the criteria for determining the Expense Peer Group other than asset size. The expense information in the Lipper report took into account all existing fee waivers and expense reimbursements as well as all voluntary advisory fee reductions applicable to certain Funds that were being proposed by management in order to reduce the aggregate advisory fees received from mutual funds advised by CMA and Banc of America Capital Management, LLC ("BACAP") by $32 million per year for five years as contemplated by the agreement in principle with the NYAG.

The Committee also considered the projected impact on expenses of these Funds resulting from the overall cost reductions that management anticipated would result from the proposed shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates.

The Boards also considered information is the Lipper report that ranked each Fund based on (i) each Fund's one-year performance and actual advisory fees,
(ii) each Fund's one-year performance and total expenses and (iii) each Fund's 3-year performance and total expenses.

Based on these comparisons and expense and performance rankings of each Fund in the Lipper Report, CMA determined an overall score for each Fund. The Committee and the Board also considered projected savings to the Funds that would result from certain modifications in soft dollar arrangements.

The Committee also considered more detailed information relating to certain Funds that were highlighted for additional review based upon the fact that they ranked poorly in terms of overall expense or management fees, maintained poor performance or demonstrated a combination of below average to poor performance while maintaining below average or poor expense rankings. At its September 23, 2004 meeting, the Committee discussed these Funds with management and in executive session. The Committee requested additional information from management regarding the cause(s) of the below-average relative performance of these Funds, any remedial actions management recommended to improve performance and the general standards for review of portfolio manager performance. At its October 12, 2004 meeting, the Committee considered additional information provided by management regarding these Funds. The Board also considered management's proposal to merge or liquidate some of these Funds.

Based on these considerations and other factors, the Board concluded that the overall performance and expense results supported the approval of the Advisory Agreements for each Fund.

INVESTMENT ADVISORY FEE RATES

The Board reviewed and considered the proposed contractual investment advisory fee rates (the "Advisory Agreement Rates") payable by the Funds to CMA for investment advisory services. In addition, the Board reviewed and considered the existing and proposed fee waiver and reimbursement arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the fee waivers and reimbursements into account (the "Net Advisory Rates"). At previous meetings, the Committee had separately considered management's proposal to reduce annual investment advisory fees for certain Funds under the NYAG agreement in principle and the impact of these reductions on each affected Fund. Additionally, the Board considered information comparing the Advisory Agreement Rates and Net Advisory Rates (both on a stand-alone basis and on a combined basis with the Funds' administration fee rates) with those of the other funds in the Expense Peer Group. The Board concluded that the Advisory Agreement Rates and Net Advisory Rates represented reasonable compensation to CMA, in light of the nature, extent and quality of the services provided to the Funds, the fees paid and expenses borne by comparable funds and the costs that CMA incurs in providing these services to the Funds.

________________________________________________________________________________
                                                           COLUMBIA EQUITY FUNDS

PROFITABILITY

The Board considered a detailed profitability analysis of CMA based on 2003 financial statements, adjusted to take into account advisory fee reductions implemented in November 2003 and proposed reductions under the NYAG proposed settlement. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that CMA and its affiliates received for providing these services to the Funds were not unreasonable.

ECONOMIES OF SCALE

In evaluating potential economies of scale, the Board considered CMA's proposal to implement a standardized breakpoint schedule for combined advisory and administrative fees for the majority of the funds of the same general asset type within the Columbia Funds complex (other than index and closed-end funds). The Board noted that the standardization of the breakpoints would not result in a fee increase for any Fund. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, including most particularly through Advisory Agreement Rate breakpoints at current and reasonably foreseeable asset levels.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS

In evaluating the proposed fee reductions under the NYAG agreement in principle, the Board considered information regarding the advisory fee rates charged by BACAP for the Nations Funds. Members of the Committee and the Board had also separately reviewed advisory fee rates for variable insurance product funds advised by CMA. This information assisted the Board in assessing the reasonableness of fees paid under the Advisory Agreements in light of the nature, extent and quality of services provided under those agreements.

OTHER BENEFITS TO CMA

The Board considered information regarding potential "fall-out" or ancillary benefits received by CMA and its affiliates as a result of their relationship with the Funds. These benefits could include benefits directly attributable to the relationship of CMA with the Funds (such as soft dollar credits) and benefits potentially derived from an increase in the business of CMA as a result of its relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

OTHER FACTORS AND BROADER REVIEW

The Board reviews detailed materials provided by CMA annually as part of the approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board reviews information provided by CMA at their regular meetings, including, among other things, a detailed portfolio review, and detailed fund performance reports. In addition, the Board interviews the heads of each investment area at each regular meeting of the Board and selected portfolio managers of the Funds at various times throughout the year. After considering the above-described factors and based on the deliberations and their evaluation of the information provided to them, the Board concluded that re-approval of the Advisory Agreements for each of the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the Advisory Agreements.

COLUMBIA FUNDS _________________________________________________________________
                                                           COLUMBIA EQUITY FUNDS

                             ---------------------------------------------------
            LARGE GROWTH     Columbia Growth Stock
                             Columbia Large Cap Growth
                             Columbia Tax-Managed Growth
                             Columbia Tax-Managed Growth II*
                             Columbia Young Investor
                             ---------------------------------------------------
             LARGE VALUE     Columbia Disciplined Value
                             Columbia Growth & Income
                             Columbia Large Cap Core
                             Columbia Tax-Managed Value*
                             ---------------------------------------------------
           MIDCAP GROWTH     Columbia Acorn Select
                             Columbia Mid Cap Growth
                             ---------------------------------------------------
            MIDCAP VALUE     Columbia Dividend Income
                             Columbia Mid Cap Value*
                             Columbia Strategic Investor
                             ---------------------------------------------------
            SMALL GROWTH     Columbia Acorn
                             Columbia Acorn USA
                             Columbia Small Company Equity
                             ---------------------------------------------------
             SMALL VALUE     Columbia Small Cap
                             Columbia Small Cap Value
                             ---------------------------------------------------
                BALANCED     Columbia Asset Allocation
                             Columbia Balanced
                             Columbia Liberty Fund
                             Columbia Thermostat
                             ---------------------------------------------------
               SPECIALTY     Columbia Real Estate Equity
                             Columbia Technology
                             Columbia Utilities
                             ---------------------------------------------------
    TAXABLE FIXED-INCOME     Columbia Corporate Bond
                             Columbia Federal Securities
                             Columbia Fixed Income Securities
                             Columbia High Yield
                             Columbia High Yield Opportunities
                             Columbia Income
                             Columbia Intermediate Bond
                             Columbia Intermediate Government Income*
                             Columbia Quality Plus Bond
                             Columbia Short Term Bond*
                             Columbia Strategic Income
                             ---------------------------------------------------
              TAX EXEMPT     Columbia High Yield Municipal
                             Columbia Intermediate Tax-Exempt Bond
                             Columbia Managed Municipals*
                             Columbia National Municipal Bond**
                             Columbia Tax-Exempt
                             Columbia Tax-Exempt Insured

________________________________________________________________________________
                                                           COLUMBIA EQUITY FUNDS

                             ---------------------------------------------------
 SINGLE STATE TAX EXEMPT     Columbia California Tax-Exempt
                             Columbia Connecticut Intermediate Municipal Bond
                             Columbia Connecticut Tax-Exempt
                             Columbia Florida Intermediate Municipal Bond*
                             Columbia Massachusetts Intermediate Municipal Bond
                             Columbia Massachusetts Tax-Exempt
                             Columbia New Jersey Intermediate Municipal Bond
                             Columbia New York Intermediate Municipal Bond
                             Columbia New York Tax-Exempt
                             Columbia Oregon Municipal Bond
                             Columbia Pennsylvania Intermediate Municipal Bond*
                             Columbia Rhode Island Intermediate Municipal Bond
                             ---------------------------------------------------
            MONEY MARKET     Columbia Money Market
                             Columbia Municipal Money Market
                             ---------------------------------------------------
    INTERNATIONAL/GLOBAL     Columbia Acorn International
                             Columbia Acorn International Select
                             Columbia Global Equity
                             Columbia International Stock
                             Columbia Newport Greater China
                             Columbia Newport Tiger*
                             ---------------------------------------------------
                   INDEX     Columbia Large Company Index*
                             Columbia Small Company Index*
                             Columbia U.S. Treasury Index

                          * The fund will be closed to new investments after the close of business on April 29, 2005. The fund's trustees have approved the merger, which is scheduled to occur during September and October, pending shareholder approval.

                         ** The fund will be closed to new investments after the close of business on April 29, 2005. The fund's trustees have approved the liquidation, which is scheduled to occur during September, pending shareholder approval.

                             PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF A MUTUAL FUND CAREFULLY BEFORE INVESTING. CONTACT US AT 800-345-6611 FOR A PROSPECTUS WHICH CONTAINS THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUND. READ IT CAREFULLY BEFORE YOU INVEST.

                             For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

                             Columbia Management Group and Columbia Management refer collectively to the various investment advisory subsidiaries of Columbia Management Group, including Columbia Management Advisors, Inc., the registered investment advisor, and Columbia Funds Distributor, Inc.

IMPORTANT INFORMATION ABOUT THIS REPORT ________________________________________
                                                           COLUMBIA EQUITY FUNDS

TRANSFER AGENT                        The funds mail one shareholder report to
Columbia Funds Services, Inc.         each shareholder address. If you would
P.O. Box 8081                         like more than one report, please call
Boston MA 02266-8081                  shareholder services at 800-345-6611 and
800-345-6611                          additional reports will be sent to you.

                                      This report has been prepared for
                                      shareholders of Columbia Equity Funds.
DISTRIBUTOR                           This report may also be used as sales
Columbia Funds Distributor, Inc.      literature when preceded or accompanied by
One Financial Center                  the current prospectus which provides
Boston MA 02111                       details of sales charges, investment
                                      objectives and operating policies of the
                                      funds and with the most recent copy of the
                                      Columbia Funds Performance Update.
INVESTMENT ADVISOR
Columbia Management Advisors, Inc.    A description of the policies and
100 Federal Street                    procedures that the fund uses to determine
Boston MA 02110                       how to vote proxies and a copy of the
                                      fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the
                                      Securities and Exchange Commission's
                                      website at www.sec.gov, and (iii) without charge, upon request, by calling
                                      800-368-0346. Information regarding how
                                      the fund voted proxies relating to
                                      portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

                                      The fund files a complete schedule of
                                      portfolio holdings with the SEC for the
                                      first and third quarters of each fiscal
                                      year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                      Columbia Management is the primary
                                      investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios.

--------------------------------------------------------------------------------
[PHOTO OF EDELIVERY]                  Help your fund reduce printing and postage
                                      costs! Elect to get your shareholder
                                      reports by electronic delivery. With
                                      Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia
                                      Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

                                      Please note -- if you own your fund shares
                                      through a financial institution, contact
                                      the institution to see if it offers
                                      electronic delivery. If you own your fund
                                      shares through a retirement plan,
                                      electronic delivery may not be available
                                      to you.
--------------------------------------------------------------------------------

COLUMBIA EQUITY FUNDS  SEMIANNUAL REPORT, MARCH 31, 2005        --------------
                                                                  PRSRT STD
                                                                 U.S. Postage
                                                                     PAID
                                                                Holliston, MA
                                                                Permit NO. 20
                                                                --------------

COLUMBIA MANAGEMENT(R)
(C)2005 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611 WWW.COLUMBIAFUNDS.COM


                                                  G-03/051V-0405 (05/05) 05/5571

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

 (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

 (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                      Columbia Funds Trust XI
            --------------------------------------------------------------------


By (Signature and Title)          /S/ Christopher L. Wilson
                        --------------------------------------------------------
                                  Christopher L. Wilson, President


Date                              May 27, 2005
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)          /S/ Christopher L. Wilson
                        --------------------------------------------------------
                                  Christopher L. Wilson, President


Date                              May 27, 2005
    ----------------------------------------------------------------------------


By (Signature and Title)          /S/ J. Kevin Connaughton
                        --------------------------------------------------------
                                  J. Kevin Connaughton, Treasurer


Date                              May 27, 2005
    ----------------------------------------------------------------------------